UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09475

Nuveen AMT-Free Municipal Credit Income Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: October 31

Date of reporting period: April 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

nuveen
A TIAA Company

Closed-End Funds

30 April 2018

Nuveen Municipal Closed-End Funds

Semiannual Report

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Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Managers’ Comments	5

Fund Leverage	8

Common Share Information	9

Risk Considerations	11

Performance Overview and Holding Summaries	12

Portfolios of Investments	18

Statement of Assets and Liabilities	119

Statement of Operations	120

Statement of Changes in Net Assets	121

Statement of Cash Flows	122

Financial Highlights	124

Notes to Financial Statements	130

Additional Fund Information	149

Glossary of Terms Used in this Report	150

Reinvest Automatically, Easily and Conveniently	152

Chairman’s Letter to Shareholders

Dear Shareholders,

The global synchronized expansion that drove markets to new highs in 2017 is beginning to show signs of fatigue. Against this backdrop, concerns about tightening financial conditions, potentially higher inflation and an array of geopolitical and policy risks have increased volatility across the financial markets in 2018 so far.

Despite the daily headlines, the global economy remains in solid shape. Even if the momentum is slowing, world economies are still expanding, recession probabilities are low and corporate profits have stayed healthy. Inflation remains relatively subdued, which should keep central banks on a gradual path of policy normalization. In the U.S., economic growth is expected to strengthen further, supported by low unemployment, incremental wage growth and fiscal stimulus from the newly enacted tax law changes.

Certainly there are risks that bear watching. Trade wars and tariffs have implications for both the supply and demand sides of the economy, complicating the outlook for businesses, consumers and the economy as a whole. North Korea relations, Iran and Russia sanctions, Italy’s new coalition government and Brexit negotiations are likely to continue triggering short-term turbulence in asset prices. The markets will also remain focused on central bank actions and communications.

The investment environment of 2018 will be more challenging than it was in 2017, but there is still opportunity for upside. Fundamentals, not headlines, drive markets over the long term. And, it’s easy to forget the relative calm over the past year was the outlier. A return to more historically normal volatility levels is both to be expected and part of the healthy functioning of the markets.

Context and perspective are important. If you’re investing for long-term goals, stay focused on the long term, as temporary bumps may smooth over time. Individuals that have shorter time-frames could also benefit from sticking to a clearly defined investment strategy with a portfolio designed for short-term needs. Your financial advisor can help you determine if your portfolio is properly aligned with your goals, timeline and risk tolerance, as well as help you differentiate the noise from what really matters. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider
Chairman of the Board
June 25, 2018

Portfolio Manager’s Comments

Nuveen Enhanced AMT-Free Municipal Credit Opportunities Fund (NVG)
Nuveen Enhanced Municipal Credit Opportunities Fund (NZF)
Nuveen Municipal High Income Opportunity Fund (NMZ)

These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC. Portfolio managers John V. Miller, CFA, Paul L. Brennan, CFA, and Scott R. Romans, PhD discuss key investment strategies and the six-month performance of these three national Funds. Paul has managed NVG since 2006, Scott assumed portfolio management responsibility for NZF in 2016 and John has managed NMZ since its inception in 2003.

What key strategies were used to manage these Funds during the six-month reporting period ended April 30, 2018?

Interest rates rose during the six-month reporting period. The Federal Reserve (Fed) continued to raise its benchmark interest rate, putting upward pressure on the short end of the yield curve, while healthy economic growth and rising inflation expectations boosted yields at the long end of the curve. Shorter-term rates increased more than longer-term rates, resulting in a flatter yield curve during the reporting period. In this environment, municipal bond yields rose and prices fell (as yield and price move in opposite directions). However, given the backdrop of steady economic growth, credit fundamentals remained favorable, which helped credit spreads tighten. Municipal bond supply and demand technical conditions also continued to support the market. During this time, we continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that we believed had the potential to perform well over the long term.

Our trading activity continued to focus on pursuing the Funds’ investment objectives. Generally speaking, throughout this reporting period, the Funds maintained their overall positioning strategies in terms of duration and yield curve positioning, credit quality exposures and sector allocations.

NVG and NZF bought bonds across a variety of sectors, with an emphasis on longer maturities (20 years and longer) and bonds with 10-year call structures. NVG added positions in health care, utilities, transportation and Illinois credits. In NZF, we modestly increased exposure to charter schools and Illinois, California and New York bonds. Elevated volatility in the California and New York markets during the reporting period provided a tactical opportunity to buy and hold these bonds until a more attractive opportunity arises. NZF bought a combination of below investment grade credits and high grade credits because there was a scarcity of compelling relative value in between (i.e., A rated credits). Additionally, the Funds’ holdings in New Jersey tobacco settlement bonds were called in this reporting period and were partially replaced with new bonds issued in the refunding deal. NVG and NZF

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Manager’s Comments (continued)

also executed trades to take advantage of the prevailing market conditions that provided attractive opportunities for tax loss swapping. This strategy involves selling bonds that were bought when interest rates were lower and using the proceeds to buy other bonds (typically at higher yield levels) to capitalize on the tax loss (which can be used to offset future taxable gains) and boost the Funds’ income distribution capabilities.

Elevated call activity provided most of the proceeds for NVG’s and NZF’s buying activity. In addition, NVG sold some short maturity bonds during the reporting period, while NZF sold some California and New York positions that were held as short-term placeholders.

For NMZ, cash for new purchases was generated mainly from call activity and maturing bonds in the portfolio. We reinvested these proceeds across many of the longstanding investment themes in the portfolio, including charter schools, community development and health care bonds that we believe are well positioned for a strengthening economy. We bought bonds issued for Florida Development Finance Corp. (DFC) Brightline Rail Project, a high-speed passenger train connecting Miami, Fort Lauderdale and West Palm Beach (with plans to add Orlando) that is the first privately funded, constructed and operated rail line in the United States. We also added credits that were attractively priced during a surplus of supply issued toward the end of 2017 when issuers rushed their deals ahead of the tax legislation. During that time we bought an issue for North Carolina Charter Educational Foundation, which operates four charter schools north of Charlotte. NMZ, like NVG and NZF, owned a small position in New Jersey tobacco settlement bonds that were refunded during the reporting period and we bought some of the newly issued replacement bonds for NMZ as well.

As of April 30, 2018, the Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management and income and total return enhancement. As part of our duration management strategies, NVG continued to invest in forward interest rates swaps to help reduce price volatility risk due to movements in U.S. interest rates relative to the Fund’s benchmark. The interest rate swaps had a positive impact on performance during this reporting period.

How did the Funds perform during the six-month reporting period ended April 30, 2018?

The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide the Funds’ total returns for the six-month, one-year, five-year and ten-year periods ended April 30, 2018. Each Fund’s total returns at net asset value (NAV) are compared with the performance of a corresponding market index.

For the six months ended April 30, 2018, the total returns at NAV for NZF trailed the return for the national S&P Municipal Bond Index while NVG and NMZ outperformed the national index. NVG and NZF underperformed the return for the secondary benchmark (composed of 60% S&P Municipal Bond Investment Grade Index and 40% S&P Municipal Bond High Yield Index), and NMZ under-performed the return on the S&P Municipal Yield Index.

Credit ratings allocation was the main driver of NVG and NZF’s relative outperformance in this reporting period. Lower quality bonds led high quality bonds during the reporting period, which was especially beneficial to the Funds’ overweight allocations to BBB rated, below investment grade and non-rated bonds. The two Funds were also underweight the highest grade bonds (AAA and AA rated), which was advantageous to relative performance.

Yield curve and duration positioning contributed modest gains to NVG and NZF’s relative performance. The Funds were positioned with longer duration profiles than that of the benchmark, which was disadvantageous in the rising interest rate environment. However, yield curve positioning more than offset the negative impact, with outperformance from the Funds’ overweight allocations to longer maturities.

NVG’s and NZF’s sector allocations did not have a meaningful impact on relative performance in this reporting period. Tobacco settlement bonds were the best performing sector, benefiting the Funds’ holdings there. However, the Funds’ saw mixed performance in other sectors such as the tax-supported (including particular weakness in Illinois state general obligation bonds), utilities and transportation sectors.

The performance of NMZ, which is primarily compared to the S&P Municipal Yield Index, was largely driven by individual credits that performed well in this reporting period. The higher coupon bonds in which NMZ invests offer greater income, which buffers the negative impact of higher interest rates and makes the Fund’s return less sensitive to interest rate movements. The Florida Brightline Rail Project (mentioned in the key strategies discussion of this commentary) was a positive contributor as narrowing credit spreads helped the bonds appreciate despite the increase in interest rates. Optimism about the project’s chances for success (as the train’s grand opening to the public commenced on May 19, 2018, subsequent to the close of this reporting period) also helped the bonds perform well. NMZ also continued to see strong results from its holdings in the American Dreams Meadowlands Project, a mega-mall and entertainment complex under development in New Jersey. We bought the issue when it was out of favor due to investors’ concerns about the recent decline in shopping malls. However, we believe the project’s entertainment and amusement facilities, as well as the strength of the developers, the tenants that have pre-leased and the financing package, support an attractive long-term growth opportunity. The bonds benefited from significant spread contraction over the reporting period. Like in NVG and NZF, NMZ’s holdings in tobacco settlement bonds contributed positively. These bonds were boosted by an acceleration in advance refundings across the sector. As older tobacco bonds were retired, issuers replaced them with higher quality, shorter-term bonds, improving the technical situation for the sector. NMZ’s holdings Buckeye Tobacco and Golden State Tobacco were outperformers in this reporting period. The Fund’s position in Chicago Board of Education, which oversees Chicago Public Schools, was another standout performer. Spreads on these bonds narrowed significantly after the state of Illinois passed school funding reforms that helped stabilize the school system’s financial condition and credit outlook.

Conversely, disappointing performance came from the Colorado Housing Finance Authority Colorado Senior Residences Project. We bought the bonds because we believe the weakness was caused by temporary factors and that the credit has the potential to turn around. A position in New Hope Cultural Education Facilities Finance Corporation Collegiate Housing Texas A&M University credits also depreciated during the reporting period due to investor concerns about a slower-than-expected lease-up. However, recently improving leasing activity has helped support our positive long-term view on the credit.

In addition, the use of regulatory leverage was an important factor affecting performance of the three Funds. Leverage is discussed in more detail later in the Fund Leverage section of this report.

An Update on FirstEnergy Solutions Corp.

FirstEnergy Solutions Corp. and all of its subsidiaries filed for protection under chapter 11 of the U.S. Bankruptcy Code. FirstEnergy Solutions and its subsidiaries specialize in coal and nuclear energy production. It is one of the main energy producers in the state of Ohio and a major energy provider in Pennsylvania. Because of the challenging market environment for nuclear and coal power in the face of inexpensive natural gas, FirstEnergy announced in late 2016 that it would begin a strategic review of its generation assets. FirstEnergy Solutions is a unique corporate issuer in that the majority of its debt was issued in the municipal market to finance pollution control and waste disposal for its coal and nuclear plants. We owned longer-maturity bonds issued by FirstEnergy Solutions, which had a negligible impact on performance for the reporting period as the issuer took steps toward seeking bankruptcy protection which occurred in late March 2018. A substantial amount of bondholders, of which Nuveen is included, entered into an “Agreement in Principal” with FirstEnergy Solutions’ parent, FirstEnergy Corp., to resolve potential claims that bondholders may have against FirstEnergy Corp. The agreement is subject to the approval of the FirstEnergy Corp. board of directors, FirstEnergy Solutions and the bankruptcy court.

In terms of FirstEnergy holdings, shareholders should note that NVG had 1.73%, NZF had 1.20% and NMZ had 0.97% exposure, which was a mix of unsecured and secured holdings.

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of the Funds relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. However, use of leverage also can expose the Fund to additional price volatility. When a Fund uses leverage, the Fund will experience a greater increase in its net asset value if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its net asset value if the bonds acquired through leverage decline in value, which will make the Fund’s net asset value more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Leverage had a positive impact on the performance of NVG and NZF while leverage had a negative impact on the performance of NMZ over this reporting period.

As of April 30, 2018, the Funds’ percentages of leverage are as shown in the accompanying table.

	NVG	NZF	NMZ
Effective Leverage*	39.61%	39.19%	38.39%
Regulatory Leverage*	36.06%	38.37%	9.38%

*	Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ REGULATORY LEVERAGE

As of April 30, 2018, the Funds have issued and outstanding preferred shares as shown in the accompanying table.

			Variable Rate
	Variable Rate		Remarketed
	Preferred	*	Preferred	**
	Shares Issued		Shares Issued at
	at Liquidation		at Liquidation
	Preference		Preference		Total
NVG	$764,400,000		$1,052,600,000		$1,817,000,000
NZF	$1,172,000,000		$196,000,000		$1,368,000,000
NMZ	$87,000,000		$—		$87,000,000

*	Preferred shares of the Fund featuring a floating rate dividend based on a predetermined formula or spread to an index rate. Includes the following preferred shares AMTP, iMTP, VMTP, MFP-VRM and VRDP in Special Rate Mode, where applicable. See Notes to Financial Statements, Note 4 – Fund Shares, Preferred Shares for further details.

**	Preferred shares of the Fund featuring floating rate dividends set by a remarketing agent via a regular remarketing. Includes the following preferred shares VRDP not in special rate mode, MFP-VRRM and MFP-VRDM, where applicable. See Notes to Financial Statements, Note 4 – Fund Shares, Preferred Shares for further details.

Refer to Notes to Financial Statements, Note 4 – Fund Shares, Preferred Shares and Note 10 – Subsequent Events, Preferred Shares for further details on preferred shares and each Funds’ respective transactions.

Common Share Information

COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of April 30, 2018. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investments value changes.

During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Monthly Distributions (Ex-Dividend Date)	NVG	NZF	NMZ
November 2017	$0.0725	$0.0740	$0.0650
December	0.0725	0.0700	0.0650
January	0.0725	0.0700	0.0650
February	0.0725	0.0700	0.0650
March	0.0725	0.0700	0.0600
April 2018	0.0725	0.0700	0.0600
Total Monthly Per Share Distributions	$0.4350	$0.4240	$0.3800
Ordinary Income Distribution*	$0.0059	$0.0097	$0.0091
Total Distributions	$0.4409	$0.4337	$0.3891

Yields
Market Yield**	5.90%	5.94%	5.80%
Taxable-Equivalent Yield**	7.76%	7.82%	7.63%

*	Distribution paid in December 2017.

**	Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 24.0%. When comparing a Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield would be lower.

Each Fund in this report seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of April 30, 2018, all the Funds had positive UNII balances, based upon our best estimate, for tax purposes. NVG had a negative UNII balance while NZF and NMZ had positive UNII balances for financial reporting purposes.

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 — Income Tax Information within the Notes to Financial Statements of this report.

Common Share Information (continued)

COMMON SHARE EQUITY SHELF PROGRAM

During the current reporting period, NMZ was authorized by the Securities and Exchange Commission to issue additional common shares through an equity shelf program (Shelf Offering). Under this program, NMZ, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s NAV per common share. The total amount of common shares under these Shelf Offerings, are as shown in the accompanying table.

NMZ
Additional authorized common shares	15,700,000

During the current reporting period, NMZ sold common shares through its Shelf Offering at a weighted average premium to its NAV per common share as shown in the accompanying table.

NMZ
Common shares sold through Shelf Offering	669,588
Weighted average premium to NAV per common share sold	1.13%

Refer to Notes to Financial Statements, Note 4 – Fund Shares, Common Shares Equity Shelf Programs and Offering Costs for further details of Shelf Offerings and the Fund’s transactions.

COMMON SHARE REPURCHASES

During August 2017, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of April 30, 2018, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	NVG	NZF	NMZ
Common shares cumulatively repurchased and retired	—	—	—
Common shares authorized for repurchase	20,255,000	14,215,000	5,745,000

OTHER COMMON SHARE INFORMATION

As of April 30, 2018, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NVG	NZF	NMZ
Common share NAV	$15.91	$15.46	$13.12
Common share price	$14.75	$14.15	$12.41
Premium/(Discount) to NAV	(7.29)%	(8.47)%	(5.41)%
6-month average premium/(discount) to NAV	(8.11)%	(7.41)%	(1.59)%

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen AMT-Free Municipal Credit Income Fund (NVG)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NVG.

Nuveen Municipal Credit Income Fund (NZF)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NZF.

Nuveen Municipal High Income Opportunity Fund (NMZ)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NMZ.

NVG	Nuveen AMT-Free Municipal Credit
Income Fund
Performance Overview and Holding Summaries as of April 30, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of April 30, 2018

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NVG at Common Share NAV	(0.25)%	6.13%	4.95%	6.41%
NVG at Common Share Price	0.15%	5.39%	5.79%	7.10%
S&P Municipal Bond Index	(0.76)%	1.44%	2.48%	4.26%
NVG Custom Blended Fund Performance Benchmark	0.65%	2.08%	3.12%	4.87%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	159.5%
Corporate Bonds	0.0%
Short-Term Municipal Bonds	0.3%
Other Assets Less Liabilities	2.5%
Net Assets Plus Floating Rate Obligations, MFP Shares, net of deferred offering costs & VRDP Shares, net of deferred offering costs	162.3%
Floating Rate Obligations	(6.0)%
MFP Shares, net of deferred offering costs	(12.6)%
VRDP Shares, net of deferred offering costs	(43.7)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	9.6%
AAA	2.8%
AA	13.3%
A	23.8%
BBB	22.2%
BB or Lower	20.4%
N/R (not rated)	7.9%
Total	100%

Portfolio Composition
(% of total investments)
Health Care	20.0%
Tax Obligation/Limited	17.6%
Transportation	12.5%
Tax Obligation/General	9.5%
U.S. Guaranteed	9.3%
Education and Civic Organizations	8.7%
Utilities	7.6%
Consumer Staples	7.0%
Other	7.8%
Total	100%

States and Territories
(% of total municipal bonds)
Illinois	16.3%
California	10.2%
Texas	7.3%
Ohio	6.4%
Colorado	6.3%
Florida	4.5%
Pennsylvania	4.2%
New Jersey	4.0%
New York	3.0%
Wisconsin	2.7%
Georgia	2.6%
Indiana	2.4%
Iowa	2.0%
Arizona	1.9%
Michigan	1.8%
Kentucky	1.8%
South Carolina	1.7%
Massachusetts	1.7%
Other	19.2%
Total	100%

NZF	Nuveen Municipal Credit Income Fund
Performance Overview and Holding Summaries as of April 30, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of April 30, 2018

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NZF at Common Share NAV	(0.87)%	5.20%	4.54%	6.62%
NZF at Common Share Price	(2.88)%	2.04%	5.02%	6.76%
S&P Municipal Bond Index	(0.76)%	1.44%	2.48%	4.26%
NZF Custom Blended Fund Performance Benchmark	0.65%	2.08%	3.12%	4.87%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	161.1%
Investment Companies	0.1%
Corporate Bonds	0.0%
Other Assets Less Liabilities	2.0%
Net Assets Plus Floating Rate Obligations, MFP Shares, net of deferred offering costs, VMTP Shares, net of deferred offering costs & VRDP Shares, net of deferred offering costs	163.2%
Floating Rate Obligations	(1.1)%
MFP Shares, net of deferred offering costs	(13.9)%
VMTP Shares, net of deferred offering costs	(15.3)%
VRDP Shares, net of deferred offering costs	(32.9)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	9.4%
AAA	1.9%
AA	14.5%
A	22.1%
BBB	20.3%
BB or Lower	23.3%
N/R (not rated)	8.4%
N/A (Not Applicable)	0.1%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	17.5%
Tax Obligation/General	15.7%
Transportation	14.8%
Health Care	12.4%
U.S. Guaranteed	9.2%
Consumer Staples	8.1%
Utilities	6.8%
Education and Civic Organizations	5.8%
Other	9.7%
Total	100%

States and Territories
(% of total municipal bonds)
Illinois	18.5%
California	15.6%
New York	11.2%
Texas	10.2%
Ohio	4.2%
Colorado	4.1%
Pennsylvania	2.9%
Indiana	2.8%
Florida	2.6%
New Jersey	2.5%
Massachusetts	2.4%
Arizona	2.1%
Michigan	1.7%
Other	19.2%
Total	100%

NMZ	Nuveen Municipal High Income
Opportunity Fund
Performance Overview and Holding Summaries as of April 30, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of April 30, 2018

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NMZ at Common Share NAV	0.27%	6.30%	5.83%	7.32%
NMZ at Common Share Price	(5.51)%	(0.38)%	4.55%	5.36%
S&P Municipal Yield Index	2.32%	4.02%	4.15%	5.63%
S&P Municipal Bond High Yield Index	3.17%	3.16%	4.29%	5.90%
S&P Municipal Bond Index	(0.76)%	1.44%	2.48%	4.26%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	142.6%
Common Stocks	1.2%
Corporate Bonds	0.0%
Other Assets Less Liabilities	2.4%
Net Assets Plus Floating Rate Obligations & AMTP Shares, net of deferred offering costs	146.2%
Floating Rate Obligations	(35.9)%
AMTP Shares, net of deferred offering costs	(10.3)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	9.4%
AAA	0.8%
AA	15.2%
A	13.0%
BBB	15.1%
BB or Lower	22.4%
N/R (not rated)	23.4%
N/A (Not Applicable)	0.7%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	23.5%
Health Care	19.9%
Education and Civic Organizations	14.1%
Tax Obligation/General	8.8%
Transportation	7.0%
Consumer Staples	6.2%
Industrials	5.3%
Other	15.2%
Total	100%

States and Territories
(% of total municipal bonds)
California	13.7%
Illinois	13.7%
Florida	10.6%
New York	8.0%
Colorado	5.4%
New Jersey	4.9%
Ohio	4.6%
Kentucky	4.5%
Texas	3.8%
Tennessee	3.7%
Wisconsin	3.7%
Washington	1.8%
Arizona	1.7%
Missouri	1.6%
Other	18.3%
Total	100%

NVG	Nuveen AMT-Free Municipal Credit
Income Fund
Portfolio of Investments
April 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 159.8% (99.8% of Total Investments)
	MUNICIPAL BONDS – 159.5% (99.8% of Total Investments)
	Alabama – 1.3% (0.8% of Total Investments)
$3,645	Alabama Private Colleges and University Facilities Authority, Limited Obligation Bonds, University of Mobile Project, Series 2015A, 6.000%, 9/01/45, 144A	9/25 at 100.00	N/R	$3,620,433
22,655	Lower Alabama Gas District, Alabama, Gas Project Revenue Bonds, Series 2016A, 5.000%, 9/01/46	No Opt. Call	A3	26,860,901
8,100	Mobile Spring Hill College Educational Building Authority, Alabama, Revenue Bonds, Spring Hill College Project, Series 2015, 5.875%, 4/15/45	4/25 at 100.00	N/R	7,997,211
	Opelika Utilities Board, Alabama, Utility Revenue Bonds, Series 2011B:
1,250	4.000%, 6/01/29 – AGM Insured	6/21 at 100.00	Aa3	1,302,212
1,000	4.250%, 6/01/31 – AGM Insured	6/21 at 100.00	Aa3	1,046,410
	The Improvement District of the City of Mobile – McGowin Park Project, Alabama, Sales Tax Revenue Bonds, Series 2016A:
1,000	5.250%, 8/01/30	8/26 at 100.00	N/R	1,024,110
1,300	5.500%, 8/01/35	8/26 at 100.00	N/R	1,327,170
38,950	Total Alabama			43,178,447
	Alaska – 0.8% (0.5% of Total Investments)
	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A:
7,010	5.000%, 6/01/32	6/18 at 100.00	B3	7,010,210
17,995	5.000%, 6/01/46	6/18 at 100.00	B3	17,994,280
25,005	Total Alaska			25,004,490
	Arizona – 3.1% (1.9% of Total Investments)
4,230	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30	3/22 at 100.00	A–	4,530,668
1,475	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc. Projects, Series 2017D, 5.000%, 7/01/47, 144A	7/27 at 100.00	BB	1,507,553
10,000	Arizona Sports and Tourism Authority, Tax Revenue Bonds, Multipurpose Stadium Facility Project, Refunding Senior Series 2012A, 5.000%, 7/01/31	7/22 at 100.00	A	10,588,000
3,000	Arizona State, Certificates of Participation, Department of Administration Series 2010B, 5.000%, 10/01/29 – AGC Insured	4/20 at 100.00	Aa3	3,157,110
	Arizona State, Certificates of Participation, Series 2010A:
1,200	5.250%, 10/01/28 – AGM Insured	10/19 at 100.00	Aa3	1,252,884
1,500	5.000%, 10/01/29 – AGM Insured	10/19 at 100.00	Aa3	1,560,045
7,070	Arizona State, State Lottery Revenue Bonds, Series 2010A, 5.000%, 7/01/29 – AGC Insured	1/20 at 100.00	A1	7,396,210
3,390	Cahava Springs Revitalization District, Cave Creek, Arizona, Special Assessment Bonds, Series 2017A, 7.000%, 7/01/41, 144A	7/27 at 100.00	N/R	3,439,867
7,780	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien Series 2010A, 5.000%, 7/01/40 (Pre-refunded 7/01/20)	7/20 at 100.00	A+ (4)	8,261,426
2,350	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Senior Lien Series 2008A, 5.000%, 7/01/33 (Pre-refunded 7/01/18)	7/18 at 100.00	AA– (4)	2,362,713
	Phoenix Civic Improvement Corporation, Arizona, Revenue Bonds, Civic Plaza Expansion Project, Series 2005B:
6,000	5.500%, 7/01/37 – FGIC Insured	No Opt. Call	AA	7,803,180
8,755	5.500%, 7/01/39 – FGIC Insured	No Opt. Call	AA	11,497,154
	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc. Projects, Series 2016A:
620	5.000%, 7/01/35, 144A	7/25 at 100.00	BB	636,858
1,025	5.000%, 7/01/46, 144A	7/25 at 100.00	BB	1,044,075

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Arizona (continued)
$2,065	Phoenix Industrial Development Authority, Arizona, Multifamily Housing Revenue Bonds, Deer Valley Veterans Assisted Living Project, Series 2016A, 5.125%, 7/01/36	7/24 at 101.00	N/R	$2,015,977
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue and Refunding Bonds, Edkey Charter Schools Project, Series 2013:
490	6.000%, 7/01/33	7/20 at 102.00	BB	458,282
610	6.000%, 7/01/43	7/20 at 102.00	BB	547,878
350	6.000%, 7/01/48	7/20 at 102.00	BB	310,079
1,425	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2014A, 7.375%, 7/01/49	7/20 at 102.00	BB	1,351,057
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2016:
1,130	5.250%, 7/01/36	7/26 at 100.00	BB	1,007,474
1,850	5.375%, 7/01/46	7/26 at 100.00	BB	1,600,638
2,135	5.500%, 7/01/51	7/26 at 100.00	BB	1,842,227
885	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San Tan Montessori School Project, Series 2016, 6.500%, 2/01/48, 144A	2/24 at 100.00	N/R	832,971
3,050	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San Tan Montessori School Project, Series 2017., 6.750%, 2/01/50, 144A	2/28 at 100.00	N/R	2,952,888
105	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Noah Webster Schools Pima Project, Series 2014A, 7.250%, 7/01/39	7/20 at 102.00	BB	99,861
1,000	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company, Series 2010A, 5.250%, 10/01/40	10/20 at 100.00	A–	1,069,110
	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc. Prepay Contract Obligations, Series 2007:
7,965	5.000%, 12/01/32	No Opt. Call	BBB+	9,260,587
7,235	5.000%, 12/01/37	No Opt. Call	BBB+	8,470,232
800	The Industrial Development Authority of the County of Maricopa, Arizona, Education Revenue Bonds, Reid Traditional School Projects, Series 2016, 5.000%, 7/01/47	7/26 at 100.00	Baa3	829,216
2,000	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yavapai Regional Medical Center, Series 2013A, 5.250%, 8/01/33	8/23 at 100.00	A3	2,196,500
91,490	Total Arizona			99,882,720
	Arkansas – 0.2% (0.1% of Total Investments)
	Arkansas Development Finance Authority, Tobacco Settlement Revenue Bonds, Arkansas Cancer Research Center Project, Series 2006:
2,500	0.000%, 7/01/36 – AMBAC Insured	No Opt. Call	Aa2	1,177,250
20,460	0.000%, 7/01/46 – AMBAC Insured	No Opt. Call	Aa2	5,820,461
22,960	Total Arkansas			6,997,711
	California – 16.4% (10.3% of Total Investments)
	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Subordinate Lien Series 2004A:
45	0.000%, 10/01/20 – AMBAC Insured	No Opt. Call	Baa2	42,049
2,120	0.000%, 10/01/20 – AMBAC Insured (ETM)	No Opt. Call	Aaa	2,023,943
6,135	Alhambra Unified School District, Los Angeles County, California, General Obligation Bonds, Capital Appreciation Series 2009B, 0.000%, 8/01/30 – AGC Insured	No Opt. Call	AA	4,138,671
12,550	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement Project, Series 1997C, 0.000%, 9/01/35 – AGM Insured	No Opt. Call	AA	6,221,788
4,100	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2016A, 5.000%, 3/01/41	3/26 at 100.00	Ba3	4,311,150
5,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2013S-4, 5.000%, 4/01/38 (Pre-refunded 4/01/23)	4/23 at 100.00	A1 (4)	5,673,550

NVG	Nuveen AMT-Free Municipal Credit Income Fund
Portfolio of Investments (continued) April 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A:
$3,275	5.450%, 6/01/28	12/18 at 100.00	B2	$3,312,269
2,975	5.650%, 6/01/41	12/18 at 100.00	B2	2,992,552
10,040	California Educational Facilities Authority, Revenue Bonds, Stanford University, Series 2007, 5.000%, 3/15/39 (UB) (5)	No Opt. Call	AAA	12,564,658
25,085	California Educational Facilities Authority, Revenue Bonds, Stanford University, Series 2014U-6, 5.000%, 5/01/45 (UB) (5)	No Opt. Call	AAA	32,138,902
13,465	California Educational Facilities Authority, Revenue Bonds, Stanford University, Series 2016U-7, 5.000%, 6/01/46 (UB) (5)	No Opt. Call	AAA	17,313,566
10,000	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2012A, 5.000%, 8/15/51	8/22 at 100.00	A+	10,836,000
1,600	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013A, 5.000%, 7/01/37	7/23 at 100.00	AA–	1,776,208
6,665	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and Clinics, Series 2015A, 5.000%, 8/15/54 (UB) (5)	8/25 at 100.00	AA–	7,307,239
	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and Clinics, Tender Option Bond Trust 2016-XG0049:
1,650	7.708%, 8/15/51, 144A (IF) (5)	8/22 at 100.00	AA–	1,942,562
4,075	7.708%, 8/15/51, 144A (IF) (5)	8/22 at 100.00	AA–	4,797,538
1,555	7.703%, 8/15/51, 144A (IF) (5)	8/22 at 100.00	AA–	1,830,468
5,000	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2013A, 5.000%, 8/15/52	8/23 at 100.00	AA–	5,429,200
	California Municipal Finance Authority, Charter School Revenue Bonds, Palmdale Aerospace Academy Project, Series 2016A:
3,065	5.000%, 7/01/31, 144A	7/26 at 100.00	BB	3,202,649
1,000	5.000%, 7/01/36, 144A	7/26 at 100.00	BB	1,031,030
555	5.000%, 7/01/41, 144A	7/26 at 100.00	BB	568,037
195	5.000%, 7/01/46, 144A	7/26 at 100.00	BB	198,916
	California Municipal Finance Authority, Education Revenue Bonds, American Heritage Foundation Project, Series 2016A:
260	5.000%, 6/01/36	6/26 at 100.00	BBB–	281,902
435	5.000%, 6/01/46	6/26 at 100.00	BBB–	466,942
2,335	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series 2010A, 5.750%, 7/01/40 (Pre-refunded 7/01/20)	7/20 at 100.00	Baa2 (4)	2,522,571
4,440	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San Diego County Water Authority Desalination Project Pipeline, Series 2012, 5.000%, 11/21/45, 144A	7/18 at 100.00	Baa3	4,521,874
2,050	California Public Finance Authority, Revenue Bonds, Henry Mayo Newhall Hospital, Series 2017, 5.000%, 10/15/47	10/26 at 100.00	BBB–	2,212,544
735	California School Finance Authority, Charter School Revenue Bonds, Downtown College Prep – Obligated Group, Series 2016, 5.000%, 6/01/46, 144A	6/26 at 100.00	N/R	748,171
715	California School Finance Authority, Charter School Revenue Bonds, Rocketship Education – Obligated Group, Series 2016A, 5.000%, 6/01/36, 144A	6/25 at 100.00	N/R	737,758
570	California School Finance Authority, Charter School Revenue Bonds, Rocketship Education Obligated Group, Series 2017A, 5.125%, 6/01/47, 144A	6/26 at 100.00	N/R	589,597
80	California State, General Obligation Bonds, Series 2002, 5.000%, 10/01/32 – NPFG Insured	7/18 at 100.00	AA–	80,208
5	California State, General Obligation Bonds, Series 2004, 5.000%, 4/01/31 – AMBAC Insured California State, General Obligation Bonds, Various Purpose Series 2010:	7/18 at 100.00	AA–	5,013
3,500	5.250%, 3/01/30	3/20 at 100.00	AA–	3,721,620
10,000	5.500%, 11/01/35	11/20 at 100.00	AA–	10,858,600

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$12,710	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A, 5.500%, 12/01/54	12/24 at 100.00	BB+	$13,696,423
62,605	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A, 5.250%, 12/01/56, 144A	6/26 at 100.00	BB	66,670,569
4,000	California Statewide Communities Development Authority, Revenue Bonds, Huntington Memorial Hospital, Refunding Series 2014B, 4.000%, 7/01/39	7/24 at 100.00	A–	4,083,160
7,000	California Statewide Communities Development Authority, Revenue Bonds, Sutter Health, Series 2011A, 6.000%, 8/15/42 (Pre-refunded 8/15/20)	8/20 at 100.00	A+ (4)	7,647,080
	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
1,535	5.750%, 7/01/30 (6)	7/18 at 100.00	CCC	1,535,491
4,430	5.750%, 7/01/35 (6)	7/18 at 100.00	CCC	4,430,266
3,600	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 (Pre-refunded 7/01/18) – FGIC Insured	7/18 at 100.00	AA– (4)	3,624,228
5,000	Clovis Unified School District, Fresno County, California, General Obligation Bonds, Series 2001A, 0.000%, 8/01/25 – FGIC Insured (ETM)	No Opt. Call	Baa2 (4)	4,137,450
3,400	Coachella Valley Unified School District, Riverside County, California, General Obligation Bonds, Election 2005 Series 2010C, 0.000%, 8/01/33 – AGM Insured	No Opt. Call	AA	1,923,822
14,375	Corona-Norco Unified School District, Riverside County, California, General Obligation Bonds, Capital Appreciation, Election 2006 Refunding Series 2009C, 0.000%, 8/01/39 – AGM Insured	No Opt. Call	AA	5,883,256
	El Rancho Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2010 Series 2011A:
2,615	0.000%, 8/01/31 – AGM Insured (7)	8/28 at 100.00	A1	2,514,610
3,600	0.000%, 8/01/34 – AGM Insured (7)	8/28 at 100.00	A1	3,443,040
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2015A:
3,960	0.000%, 1/15/34 – AGM Insured	No Opt. Call	BBB–	2,096,939
5,000	0.000%, 1/15/35 – AGM Insured	No Opt. Call	BBB–	2,505,400
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A:
910	0.000%, 1/15/42 (7)	1/31 at 100.00	BBB–	808,344
3,610	5.750%, 1/15/46	1/24 at 100.00	BBB–	4,106,339
6,610	6.000%, 1/15/49	1/24 at 100.00	BBB–	7,687,099
2,425	Fullerton Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2005, 5.000%, 9/01/27 – AMBAC Insured	9/18 at 100.00	A	2,449,977
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
26,075	5.000%, 6/01/33	6/18 at 100.00	B3	26,303,938
8,830	5.750%, 6/01/47	6/18 at 100.00	B3	9,083,686
8,565	5.125%, 6/01/47	6/18 at 100.00	B–	8,564,829
	Kern Community College District, California, General Obligation Bonds, Safety, Repair & Improvement, Election 2002 Series 2006:
5,600	0.000%, 11/01/24 – AGM Insured	No Opt. Call	AA	4,707,472
5,795	0.000%, 11/01/25 – AGM Insured	No Opt. Call	AA	4,711,509
1,195	Lincoln Public Financing Authority, Placer County, California, Twelve Bridges Limited Obligation Revenue Bonds, Refunding Series 2011A, 4.375%, 9/02/25 – AGM Insured	9/21 at 100.00	AA	1,259,136
7,575	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43 (7)	8/35 at 100.00	AA	6,071,665
3,310	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009B, 6.500%, 11/01/39	No Opt. Call	BBB+	4,584,648
	Oceanside Unified School District, San Diego County, California, General Obligation Bonds, Capital Appreciation, 2008 Election Series 2009A:
5,905	0.000%, 8/01/26 – AGC Insured	No Opt. Call	Aa3	4,660,698
2,220	0.000%, 8/01/28 – AGC Insured	No Opt. Call	Aa3	1,605,127

NVG	Nuveen AMT-Free Municipal Credit Income Fund
Portfolio of Investments (continued) April 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$2,340	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Bonds, Redevelopment Project 1, Series 1993, 5.850%, 8/01/22 – NPFG Insured (ETM)	8/18 at 100.00	N/R (4)	$2,523,456
4,000	Orange County, California, Special Tax Bonds, Community Facilities District 2015-1 Esencia Village, Series 2015A, 4.250%, 8/15/38	8/25 at 100.00	N/R	4,141,800
5,000	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/30 (Pre-refunded 11/01/20)	11/20 at 100.00	Ba1 (4)	5,482,250
3,700	Palomar Pomerado Health, California, General Obligation Bonds, Capital Appreciation, Election of 2004, Series 2007A, 0.000%, 8/01/25 – NPFG Insured	No Opt. Call	BB+	2,941,648
7,875	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/38 – AGC Insured (7)	8/29 at 100.00	BB+	9,582,379
9,145	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Series 1999, 0.000%, 8/01/30 – AMBAC Insured	No Opt. Call	A	5,886,271
4,150	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates of Participation, Refunding Series 2011, 6.250%, 10/01/28 – AGM Insured	10/25 at 100.00	A2	4,738,013
670	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds, Series 2013A, 5.750%, 6/01/48	6/23 at 100.00	BBB–	741,891
	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District 2006-1 Marblehead Coastal, Series 2015:
490	5.000%, 9/01/40	9/25 at 100.00	N/R	528,587
915	5.000%, 9/01/46	9/25 at 100.00	N/R	982,811
1,830	San Diego Public Facilities Financing Authority, California, Water Utility Revenue Bonds, Tender Option Bond Trust 2015-XF0098, 14.934%, 8/01/39, 144A (Pre-refunded 8/01/19) (IF)	8/19 at 100.00	AA– (4)	2,167,800
4,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Governmental Purpose, Second Series 2013B, 5.000%, 5/01/43	5/23 at 100.00	A+	4,355,120
66,685	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Senior Lien Toll Road Revenue Bonds, Series 1993, 0.000%, 1/01/21 (ETM)	No Opt. Call	AA+ (4)	63,175,368
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2014A:
2,680	5.000%, 1/15/44	1/25 at 100.00	BBB	2,903,190
8,275	5.000%, 1/15/50	1/25 at 100.00	BBB	8,933,442
7,210	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Series 1997A, 0.000%, 1/15/23 – NPFG Insured	No Opt. Call	Baa2	6,332,110
3,250	San Mateo County Community College District, California, General Obligation Bonds, Series 2006C, 0.000%, 9/01/30 – NPFG Insured	No Opt. Call	AAA	2,221,375
4,325	San Ysidro School District, San Diego County, California, General Obligation Bonds, 1997 Election Series 2012G, 0.000%, 8/01/34 – AGM Insured	No Opt. Call	AA	2,272,614
5,690	San Ysidro School District, San Diego County, California, General Obligation Bonds, Refunding Series 2015, 0.000%, 8/01/42	No Opt. Call	A1	1,764,924
	Santa Ana Financing Authority, California, Lease Revenue Bonds, Police Administration and Housing Facility, Series 1994A:
5,625	6.250%, 7/01/24	No Opt. Call	Baa2	6,452,381
5,625	6.250%, 7/01/24 (ETM)	No Opt. Call	Baa2 (4)	6,561,731
3,500	Saugus Union School District, Los Angeles County, California, General Obligation Bonds, Series 2006, 0.000%, 8/01/23 – FGIC Insured	No Opt. Call	A+	3,081,785
4,495	Stockton-East Water District, California, Certificates of Participation, Refunding Series 2002B, 0.000%, 4/01/28 – FGIC Insured	7/18 at 100.00	BBB–	2,478,363
610	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 16-01, Series 2017, 6.250%, 9/01/47, 144A	9/27 at 100.00	N/R	615,941
	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1:
1,175	4.750%, 6/01/23	6/18 at 100.00	BB+	1,175,247
1,600	5.500%, 6/01/45	6/18 at 100.00	B–	1,599,968

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2006A:
$1,105	4.750%, 6/01/25	6/18 at 100.00	BBB+	$1,107,376
5,865	5.125%, 6/01/46	6/18 at 100.00	B+	5,875,088
539,560	Total California			527,818,875
	Colorado – 10.1% (6.3% of Total Investments)
	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series 2006:
750	5.250%, 10/01/32 – SYNCORA GTY Insured	7/18 at 100.00	BBB	751,455
1,080	5.250%, 10/01/40 – SYNCORA GTY Insured	7/18 at 100.00	BBB	1,080,011
	Base Village Metropolitan District 2, Colorado, General Obligation Bonds, Refunding Series 2016A:
890	5.500%, 12/01/36	12/21 at 103.00	N/R	907,159
1,175	5.750%, 12/01/46	12/21 at 103.00	N/R	1,197,466
1,100	Belleview Station Metropolitan District 2, Denver City and County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax Refunding & Improvement Series 2017, 5.000%, 12/01/36	12/21 at 103.00	N/R	1,118,447
700	Brighton Crossing Metropolitan District 4, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Series 2017A., 5.000%, 12/01/47	12/22 at 103.00	N/R	712,782
3,410	Canyons Metropolitan District 5, Douglas County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Refunding & Improvement Series 2017A, 6.125%, 12/01/47	12/22 at 103.00	N/R	3,433,393
1,690	Canyons Metropolitan District 6, Douglas County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Refunding & Improvement Series 2017A, 6.125%, 12/01/47	12/22 at 103.00	N/R	1,675,077
	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding & Improvement Series 2017:
1,140	5.000%, 12/01/37, 144A	12/22 at 103.00	N/R	1,167,394
5,465	5.000%, 12/01/47, 144A	12/22 at 103.00	N/R	5,543,915
195	Central Platte Valley Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2014, 5.000%, 12/01/43	12/23 at 100.00	BB	206,661
1,200	Clear Creek Station Metropolitan District 2, Adams County, Colorado, Limited Tax General Obligation Refunding & Improvement Series 2017A, 5.000%, 12/01/47	12/22 at 103.00	N/R	1,212,012
1,180	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Flagstaff Academy Project, Refunding Series 2016, 3.625%, 8/01/46	8/26 at 100.00	A+	1,118,876
1,165	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, The Classical Academy Project, Refunding Series 2015A, 5.000%, 12/01/38	12/24 at 100.00	A+	1,266,891
4,350	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Vanguard School Project, Refunding & Improvement Series 2016, 3.750%, 6/15/47	6/26 at 100.00	A+	4,127,889
1,750	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Weld County School District 6 – Frontier Academy, Refunding & Improvement Series 2016, 3.250%, 6/01/46	6/26 at 100.00	A+	1,532,422
	Colorado Health Facilities Authority, Colorado, Health Facilities Revenue Bonds, The Evangelical Lutheran Good Samaritan Society Project, Refunding Series 2017:
2,460	5.000%, 6/01/42	6/27 at 100.00	BBB	2,659,309
23,470	5.000%, 6/01/47	6/27 at 100.00	BBB	25,278,598
10	Colorado Health Facilities Authority, Colorado, Hospital Revenue Bonds, Parkview Medical Center, Series 2016, 3.125%, 9/01/42	9/26 at 100.00	A3	8,675
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006A:
1,500	5.000%, 9/01/36	7/18 at 100.00	BBB+	1,515,495
3,680	4.500%, 9/01/38	7/18 at 100.00	BBB+	3,684,195
3,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2011A, 5.000%, 2/01/41	2/21 at 100.00	BBB+	3,123,120
11,520	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	BBB+	12,252,442

NVG	Nuveen AMT-Free Municipal Credit Income Fund
Portfolio of Investments (continued) April 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Retirement Communities Inc., Refunding Series 2012B:
$1,640	5.000%, 12/01/22	No Opt. Call	BBB+	$1,819,383
2,895	5.000%, 12/01/23	12/22 at 100.00	BBB+	3,202,391
4,200	5.000%, 12/01/24	12/22 at 100.00	BBB+	4,630,626
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013A:
1,410	5.000%, 6/01/32	6/25 at 100.00	BBB	1,522,306
2,000	5.000%, 6/01/33	6/25 at 100.00	BBB	2,152,860
5,855	5.000%, 6/01/40	6/25 at 100.00	BBB	6,246,231
5,145	5.000%, 6/01/45	6/25 at 100.00	BBB	5,472,428
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013:
765	5.500%, 6/01/33	6/23 at 100.00	BBB	857,932
720	5.625%, 6/01/43	6/23 at 100.00	BBB	801,612
2,035	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Frasier Meadows Project, Refunding & Improvement Series 2017A, 5.250%, 5/15/47	5/27 at 100.00	BB+	2,200,629
1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Poudre Valley Health System, Series 2005C, 5.250%, 3/01/40 – AGM Insured	9/18 at 102.00	Aa3	1,028,200
11,830	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA–	12,320,472
3,500	Colorado High Performance Transportation Enterprise, C-470 Express Lanes Revenue Bonds, Senior Lien Series 2017, 5.000%, 12/31/51	12/24 at 100.00	BBB	3,781,400
3,605	Colorado International Center Metropolitan District 14, Denver, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2018., 5.875%, 12/01/46	12/23 at 103.00	N/R	3,748,731
500	Copperleaf Metropolitan District 2, Arapahoe County, Colorado, General Obligation Bonds, Refunding Limited Tax Convertible to Unlimited Tax Series 2015, 5.750%, 12/01/45	12/20 at 103.00	N/R	523,490
500	Copperleaf Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2006, 5.250%, 12/01/30	12/20 at 103.00	N/R	524,590
1,480	Cornerstar Metropolitan District, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding Series 2017A , 5.250%, 12/01/47	12/22 at 103.00	N/R	1,525,643
1,275	Cornerstar Metropolitan District, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding Series 2017B , 5.250%, 12/01/47	12/22 at 103.00	N/R	1,310,228
500	Crystal Crossing Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Refunding Series 2016, 5.250%, 12/01/40	12/25 at 100.00	N/R	503,395
10,640	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 11/15/43	11/23 at 100.00	A	11,587,598
505	Denver Connection West Metropolitan District, City and County of Denver, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2017A, 5.375%, 8/01/47	12/22 at 103.00	N/R	503,111
11,700	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Capital Appreciation Series 2010A, 0.000%, 9/01/41	No Opt. Call	BBB+	4,686,669
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B:
35,995	0.000%, 9/01/23 – NPFG Insured	No Opt. Call	BBB+	31,463,589
6,525	0.000%, 9/01/26 – NPFG Insured	No Opt. Call	BBB+	5,041,672
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
17,030	0.000%, 9/01/25 – NPFG Insured	No Opt. Call	BBB+	13,749,852
9,915	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	BBB+	5,863,037
43,090	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	BBB+	24,342,403
	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A:
20,000	0.000%, 9/01/27 – NPFG Insured	No Opt. Call	BBB+	14,736,600
1,150	0.000%, 9/01/28 – NPFG Insured	No Opt. Call	BBB+	810,129
7,000	0.000%, 9/01/34 – NPFG Insured	No Opt. Call	BBB+	3,785,460
500	Erie Highlands Metropolitan District No. 1 (In the Town of Erie), Weld County, Colorado, General Obligation Limited Tax Bonds, Series 2015A, 5.750%, 12/01/45	12/20 at 103.00	N/R	506,870

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$500	Flatiron Meadows Metropolitan District, Boulder County, Colorado, General Obligation Limited Tax Bonds, Series 2016, 5.125%, 12/01/46	12/21 at 103.00	N/R	$486,455
590	Foothills Metropolitan District, Fort Collins, Colorado, Special Revenue Bonds, Series 2014, 6.000%, 12/01/38	12/24 at 100.00	N/R	602,809
825	Forest Trace Metropolitan District 3, Aurora City, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Series 2016A, 5.000%, 12/01/46	12/21 at 103.00	N/R	799,359
1,355	Great Western Park Metropolitan District 2, Broomfield City and County, Colorado, General Obligation Bonds, Series 2016A, 5.000%, 12/01/46	12/21 at 100.00	N/R	1,357,195
750	Green Gables Metropolitan District No. 1, Jefferson County, Colorado, General Obligation Bonds, Series 2016A, 5.300%, 12/01/46	12/21 at 103.00	N/R	753,270
700	Harmony Technology Park Metropolitan District 2, Fort Collins, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax Series 2017, 5.000%, 9/01/47	12/22 at 103.00	N/R	691,439
3,740	Jefferson Center Metropolitan District 1, Arvada, Jefferson County, Colorado, Revenue Bonds, Refunding Series 2015, 5.500%, 12/01/45	12/20 at 103.00	N/R	3,666,995
	Johnstown Plaza Metropolitan District, Colorado, Special Revenue Bonds, Series 2016A:
2,325	5.250%, 12/01/36	12/21 at 103.00	N/R	2,226,466
8,955	5.375%, 12/01/46	12/21 at 103.00	N/R	8,498,116
	Lambertson Farms Metropolitan District 1, Colorado, Revenue Bonds, Refunding & Improvement Series 2015:
1,005	5.750%, 12/15/46	12/23 at 100.00	N/R	1,008,749
5,355	6.000%, 12/15/50	12/23 at 100.00	N/R	5,374,813
980	Leyden Rock Metropolitan District No. 10, In the City of Arvada, Colorado, Limited Tax General Obligation Bonds, Refunding and Improvement Series 20016A, 5.000%, 12/01/45	12/21 at 103.00	N/R	994,778
500	Littleton Village Metropolitan District No. 2, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Series 2015, 5.375%, 12/01/45	12/20 at 103.00	N/R	500,810
860	Mountain Shadows Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Refunding Series 2016, 5.000%, 12/01/35	12/25 at 100.00	N/R	882,885
5,155	North Range Metropolitan District 1, Adams County, Colorado, General Obligation Bonds, Series 2016B, 3.500%, 12/01/45	12/25 at 100.00	Baa1	4,900,498
	North Range Metropolitan District No. 2 , In the City of Commerce City, Adams County, Colorado, Limited Tax General Obligation and Special Revenue and Improvement Bonds, Refunding Series 2017A:
1,000	5.625%, 12/01/37	12/22 at 103.00	N/R	1,003,920
1,000	5.750%, 12/01/47	12/22 at 103.00	N/R	1,004,210
585	Overlook Metropolitan District in the Town of Parker, Douglas County, Colorado, General Obligation Limited Tax Bonds, Series 2016A, 5.500%, 12/01/46	12/21 at 103.00	N/R	561,401
	Park 70 Metropolitan District, City of Aurora, Colorado, General Obligation Refunding and Improvement Bonds, Series 2016:
660	5.000%, 12/01/36	12/26 at 100.00	Baa3	695,746
1,060	5.000%, 12/01/46	12/26 at 100.00	Baa3	1,111,187
660	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/45	12/25 at 100.00	A	723,558
880	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Refunding Bonds, Series 2011, 6.125%, 12/01/41 (Pre-refunded 12/01/20) – AGM Insured	12/20 at 100.00	A2 (4)	970,605
5,435	Poudre Tech Metro District, Colorado, Unlimited Property Tax Supported Revenue Bonds, Refunding & Improvement Series 2010A, 5.000%, 12/01/39 – AGM Insured	12/20 at 100.00	AA	5,682,184
2,760	Prairie Center Metropolitan District No. 3, In the City of Brighton, Adams County, Colorado, Limited Property Tax Supported Primary Improvements Revenue Bonds, Refunding Series 2017A, 5.000%, 12/15/41, 144A	12/26 at 100.00	N/R	2,813,986
	Reata South Metropolitan District, Douglas County, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2018.:
1,310	5.375%, 12/01/37	12/23 at 103.00	N/R	1,319,340
2,765	5.500%, 12/01/47	12/23 at 103.00	N/R	2,789,332

NVG	Nuveen AMT-Free Municipal Credit Income Fund
Portfolio of Investments (continued) April 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$1,180	Regional Transportation District, Colorado, Certificates of Participation, Series 2010A, 5.375%, 6/01/31	6/20 at 100.00	A	$1,253,030
	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010:
6,500	6.500%, 1/15/30	7/20 at 100.00	BBB+	7,088,705
3,750	6.000%, 1/15/41	7/20 at 100.00	BBB+	3,991,200
1,280	Sierra Ridge Metropolitan District 2, Douglas County, Colorado, General Obligation Bonds, Limited Tax Series 2016A, 5.500%, 12/01/46	12/21 at 103.00	N/R	1,306,829
930	SouthGlenn Metropolitan District, Colorado, Special Revenue Bonds, Refunding Series 2016, 5.000%, 12/01/46	12/21 at 103.00	N/R	941,913
1,000	St. Vrain Lakes Metropolitan District No. 2, Weld County, Colorado, Limited Tax General Obligation Bonds, Series 2017A., 5.000%, 12/01/37	12/22 at 103.00	N/R	987,660
	Sterling Ranch Community Authority Board, Douglas County, Colorado, Limited Tax Supported Revenue Bonds, Senior Series 2015A:
500	5.500%, 12/01/35	12/20 at 103.00	N/R	509,100
1,000	5.750%, 12/01/45	12/20 at 103.00	N/R	1,020,480
500	Table Mountain Metropolitan District, Jefferson County, Colorado, Limited Tax General Obligation Bonds, Series 2016A, 5.250%, 12/01/45	12/21 at 103.00	N/R	519,405
8,500	University of Colorado Hospital Authority, Colorado, Revenue Bonds, Series 2012A, 5.000%, 11/15/42	11/22 at 100.00	AA–	9,268,570
364,635	Total Colorado			325,130,219
	Connecticut – 0.5% (0.3% of Total Investments)
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Healthcare Facility Expansion Church Home of Hartford Inc. Project, Series 2016A:
590	5.000%, 9/01/46, 144A	9/26 at 100.00	N/R	610,685
740	5.000%, 9/01/53, 144A	9/26 at 100.00	N/R	762,311
10,105	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac University, Refunding Series 2015L, 4.125%, 7/01/41	7/25 at 100.00	A–	10,372,681
3,250	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Wesleyan University, Series 2010G, 5.000%, 7/01/39 (Pre-refunded 7/01/20)	7/20 at 100.00	Aa3 (4)	3,461,802
14,685	Total Connecticut			15,207,479
	Delaware – 0.1% (0.1% of Total Investments)
2,615	Delaware Economic Development Authority, Exempt Facility Revenue Bonds, Indian River Power LLC Project, Series 2010, 5.375%, 10/01/45	10/20 at 100.00	Baa3	2,713,612
	District of Columbia – 1.3% (0.8% of Total Investments)
3,780	District of Columbia Student Dormitory Revenue Bonds, Provident Group – Howard Properties LLC Issue, Series 2013, 5.000%, 10/01/45	10/22 at 100.00	BB+	3,735,358
7,310	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.500%, 5/15/33	No Opt. Call	Baa1	8,235,519
186,000	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 0.000%, 6/15/46	6/18 at 100.00	N/R	28,995,540
1,500	District of Columbia, Revenue Bonds, Ingleside at Rock Creek Project, Series 2017A, 5.000%, 7/01/42	7/24 at 103.00	N/R	1,553,445
198,590	Total District of Columbia			42,519,862
	Florida – 7.3% (4.5% of Total Investments)
990	Bexley Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Series 2016, 4.700%, 5/01/36	5/26 at 100.00	N/R	1,004,692
19,000	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/41 (Pre-refunded 10/01/21) – AGM Insured	10/21 at 100.00	A (4)	20,838,630

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Capital Trust Agency, Florida, Revenue Bonds, Babcock Neighborhood School Inc., Series 2018.:
$1,290	6.100%, 8/15/38, 144A	8/28 at 100.00	N/R	$1,288,362
1,045	6.200%, 8/15/48, 144A	8/28 at 100.00	N/R	1,043,464
	Capital Trust Agency, Florida, Revenue Bonds, Odyssey Charter School Project, Series 2017A:
1,065	5.375%, 7/01/37, 144A	7/27 at 100.00	BB	1,060,506
1,470	5.500%, 7/01/47, 144A	7/27 at 100.00	BB	1,459,313
	Capital Trust Agency, Florida, Revenue Bonds, Renaissance Charter School Project, Series 2017A:
6,050	5.125%, 6/15/37, 144A	6/27 at 100.00	N/R	5,735,339
1,890	5.250%, 6/15/47, 144A	6/27 at 100.00	N/R	1,770,609
880	Capital Trust Agency, Florida, Revenue Bonds, Viera Charter School Project, Series 2017A, 5.000%, 10/15/37, 144A	10/27 at 100.00	Ba2	885,236
4,670	City of Miami Beach, Florida, Stormwater Revenue Bonds, Series 2015, 5.000%, 9/01/41	9/25 at 100.00	AA–	5,166,981
1,025	Cityplace Community Development District, Florida, Special Assessment and Revenue Bonds, Refunding Series 2012, 5.000%, 5/01/26	No Opt. Call	A	1,141,091
1,480	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Hodges University, Refunding Series 2013, 6.125%, 11/01/43	11/23 at 100.00	BBB–	1,629,998
	Creekside at Twin Creeks Community Development District, Florida, Special Assessment Bonds, Area 1 Project, Series 2016A-1:
245	5.250%, 11/01/37	11/28 at 100.00	N/R	251,365
320	5.600%, 11/01/46	11/28 at 100.00	N/R	332,170
325	Creekside at Twin Creeks Community Development District, Florida, Special Assessment Bonds, Area 1 Project, Series 2016A-2, 5.625%, 11/01/35	No Opt. Call	N/R	339,979
	Davie, Florida, Educational Facilities Revenue Bonds, Nova Southeastern University Project, Refunding Series 2013A:
3,445	6.000%, 4/01/42	4/23 at 100.00	Baa1	3,833,906
1,720	5.625%, 4/01/43	4/23 at 100.00	Baa1	1,884,449
4,000	Davie, Florida, Water and Sewerage Revenue Bonds, Series 2011, 5.000%, 10/01/41 – AGM Insured	10/21 at 100.00	Aa3	4,318,400
	Downtown Doral Community Development District, Florida, Special Assessment Bonds, Series 2015:
280	5.250%, 5/01/35	5/26 at 100.00	N/R	284,752
315	5.300%, 5/01/36	5/26 at 100.00	N/R	320,128
475	5.500%, 5/01/45	5/26 at 100.00	N/R	477,441
655	5.500%, 5/01/46	5/26 at 100.00	N/R	657,941
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Classical Preparatory Incorporated Project, Series 2017A:
255	6.000%, 6/15/37, 144A	6/26 at 100.00	N/R	263,242
665	6.125%, 6/15/46, 144A	6/26 at 100.00	N/R	686,938
415	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Classical Preparatory Incorporated Project, Series 2018A, 6.000%, 6/15/37, 144A	6/26 at 100.00	N/R	407,567
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown Doral Charter Elementary School Project, Series 2017C.:
2,375	5.650%, 7/01/37, 144A	7/27 at 101.00	N/R	2,312,490
3,735	5.750%, 7/01/47, 144A	7/27 at 101.00	N/R	3,611,782
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Florida Charter Foundation Inc. Projects, Series 2016A:
1,485	6.250%, 6/15/36, 144A	6/26 at 100.00	N/R	1,521,873
2,075	4.750%, 7/15/36, 144A	7/26 at 100.00	N/R	1,961,145
3,770	6.375%, 6/15/46, 144A	6/26 at 100.00	N/R	3,859,500
1,335	5.000%, 7/15/46, 144A	7/26 at 100.00	N/R	1,264,659
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School Income Projects, Series 2015A:
3,090	6.000%, 6/15/35, 144A	6/25 at 100.00	N/R	3,241,039
2,015	6.125%, 6/15/46, 144A	6/25 at 100.00	N/R	2,085,827
550	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2014A, 6.125%, 6/15/44	6/24 at 100.00	N/R	570,432

NVG	Nuveen AMT-Free Municipal Credit Income Fund
Portfolio of Investments (continued) April 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$4,430	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Southwest Charter Foundation Inc. Projects, Series 2017A, 6.125%, 6/15/47, 144A	6/27 at 100.00	N/R	$4,349,950
100	Florida Municipal Loan Council, Revenue Bonds, Series 2003B, 5.250%, 12/01/18	7/18 at 100.00	Baa2	100,312
10,185	Florida State Board of Education, Public Education Capital Outlay Bonds, Series 2008E, 5.000%, 6/01/38 – AGC Insured	6/18 at 101.00	AA–	10,313,840
1,435	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, South Parcel Assessment Area Project, Series 2016, 4.750%, 5/01/36	5/26 at 100.00	N/R	1,439,735
1,915	Halifax Hospital Medical Center, Daytona Beach, Florida, Hospital Revenue Bonds, Series 2006, 5.500%, 6/01/38 (Pre-refunded 6/01/18) – AGM Insured	6/18 at 100.00	AA (4)	1,920,707
1,090	Hillsborough County Industrial Development Authority, Florida, Industrial Development Revenue Bonds, University Community Hospital, Series 1994, 6.500%, 8/15/19 – NPFG Insured (ETM)	No Opt. Call	Aaa	1,126,341
	Indian Trace Development District, Florida, Water Management Special Benefit Assessment Bonds, Series 2005:
1,645	5.000%, 5/01/25 – NPFG Insured	11/18 at 100.00	Baa2	1,657,617
1,830	5.000%, 5/01/27 – NPFG Insured	11/18 at 100.00	Baa2	1,841,602
600	Jacksonville, Florida, Better Jacksonville Sales Tax Revenue Bonds, Refunding Series 2012, 5.000%, 10/01/30	10/22 at 100.00	A+	656,262
1,000	Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional Health, Refunding Series 2011, 5.000%, 11/15/25	11/21 at 100.00	A2	1,080,920
625	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Del Webb Project, Series 2017, 5.000%, 5/01/37, 144A	5/27 at 100.00	N/R	649,787
4,125	Martin County Health Facilities Authority, Florida, Hospital Revenue Bonds, Martin Memorial Medical Center, Series 2015, 5.000%, 11/15/45	11/24 at 100.00	Baa1	4,319,040
	Miami Dade County Industrial Development Authority, Florida, Educational Facilities Revenue Bonds, South Florida Autism Charter School Project, Series 2017:
1,080	5.875%, 7/01/37, 144A	7/27 at 100.00	N/R	1,056,229
1,920	6.000%, 7/01/47, 144A	7/27 at 100.00	N/R	1,868,314
5,965	Miami Dade County, Florida, Rickenbacker Causeway Revenue Bonds, Series 2014, 5.000%, 10/01/43	10/24 at 100.00	BBB+	6,630,455
2,130	Miami Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Miami Jewish Health System Inc. Project, Series 2017, 5.125%, 7/01/46	7/27 at 100.00	N/R	2,317,333
1,545	Miami, Florida, Special Obligation Non-Ad Valorem Revenue Bonds, Refunding Series 2011A, 6.000%, 2/01/31 (Pre-refunded 2/01/21) – AGM Insured	2/21 at 100.00	A+ (4)	1,707,163
5,000	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Series 2014A, 5.000%, 7/01/44	7/24 at 100.00	A	5,496,700
10,100	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2008B, 5.000%, 10/01/41 (Pre-refunded 10/01/18) – AGM Insured	10/18 at 100.00	A2 (4)	10,237,057
2,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010A-1, 5.375%, 10/01/41	10/20 at 100.00	A	2,680,675
2,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B, 5.000%, 10/01/30	10/20 at 100.00	A	2,657,575
2,400	Miami-Dade County, Florida, Special Obligation Bonds, Refunding Subordinate Series 2012B, 5.000%, 10/01/37	10/22 at 100.00	A2	2,602,152
3,015	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Series 2008, 5.000%, 7/01/35 (Pre-refunded 7/01/18) – AGM Insured	7/18 at 100.00	A1 (4)	3,031,311
6,305	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2013A, 5.000%, 10/01/42	10/22 at 100.00	A+	6,855,174
4,785	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 53, Series 2015, 5.350%, 8/01/35	8/26 at 100.00	N/R	5,123,539
4,250	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health, Inc., Series 2012A, 5.000%, 10/01/42	4/22 at 100.00	A+	4,577,887

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$230	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Sinai Residences of Boca Raton Project, Series 2014A, 7.250%, 6/01/34	6/22 at 102.00	N/R	$264,804
60	Pasco County, Florida, Water and Sewer Revenue Bonds, Refunding Series 2006, 5.000%, 10/01/36 – AGM Insured	7/18 at 100.00	Aa2	60,158
	Port St. Lucie, Florida, Utility System Revenue Bonds, Refunding Series 2009:
4,935	5.250%, 9/01/35 (Pre-refunded 9/01/18) – AGC Insured	9/18 at 100.00	A1 (4)	4,992,690
7,730	5.000%, 9/01/35 (Pre-refunded 9/01/18) – AGC Insured	9/18 at 100.00	A1 (4)	7,814,025
	Port St. Lucie, Florida, Utility System Revenue Bonds, Refunding Series 2009:
515	5.250%, 9/01/35 – AGC Insured	9/18 at 100.00	A1	520,727
800	5.000%, 9/01/35 – AGC Insured	9/18 at 100.00	A1	808,104
3,395	Putnam County Development Authority, Florida, 5.000%, 3/15/42	5/28 at 100.00	A–	3,779,042
825	Reunion West Community Development District, Florida, Special Assessment Bonds, Area 3 Project, Series 2016, 5.000%, 11/01/46	11/26 at 100.00	N/R	832,392
2,745	Seminole County, Florida, Water and Sewer Revenue Bonds, Refunding & Improvement Series 1992, 6.000%, 10/01/19 – NPFG Insured (ETM)	No Opt. Call	Aa2 (4)	2,838,961
	Six Mile Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 2, Series 2016:
255	4.750%, 11/01/28	11/27 at 100.00	N/R	257,940
430	5.375%, 11/01/36	11/27 at 100.00	N/R	438,166
955	South Fork III Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2016, 5.375%, 5/01/37	5/27 at 100.00	N/R	973,756
1,200	St. Lucie County, Florida, Utility System Revenue Refunding Bonds, Series 1993, 5.500%, 10/01/21 – FGIC Insured (ETM)	No Opt. Call	N/R (4)	1,329,528
8,060	Tallahassee, Florida, Health Facilities Revenue Bonds, Tallahassee Memorial HealthCare Inc. Project, Series 2016A, 5.000%, 12/01/55	12/25 at 100.00	Baa1	8,539,086
400	Tamarac, Florida, Utility System Revenue Bonds, Series 2009, 5.000%, 10/01/39 (Pre-refunded 10/01/19) – AGC Insured	10/19 at 100.00	AA (4)	417,612
4,100	Tampa, Florida, Health System Revenue Bonds, Baycare Health System, Series 2012A, 5.000%, 11/15/33	5/22 at 100.00	Aa2	4,461,538
1,125	Tampa, Florida, Healthcare System Revenue Bonds, Allegany Health System – St. Joseph’s Hospital, Series 1993, 5.125%, 12/01/23 – NPFG Insured (ETM)	6/18 at 100.00	Aaa	1,127,644
10,095	Tampa-Hillsborough County Expressway Authority, Florida, Revenue Bonds, Refunding Series 2012B, 5.000%, 7/01/42 (Pre-refunded 7/01/22)	7/22 at 100.00	A2 (4)	11,205,046
11,750	Tampa-Hillsborough County Expressway Authority, Florida, Revenue Bonds, Refunding Series 2017B., 4.000%, 7/01/42	7/28 at 100.00	A2	11,956,095
2,000	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Embry-Riddle Aeronautical University, Inc. Project, Refunding Series 2011, 5.000%, 10/15/29 (Pre-refunded 10/15/21) – AGM Insured	10/21 at 100.00	A– (4)	2,192,180
5,000	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Stetson University Inc. Project, Series 2015, 5.000%, 6/01/40	6/25 at 100.00	A–	5,619,950
223,480	Total Florida			234,238,367
	Georgia – 4.1% (2.6% of Total Investments)
11,085	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2009B, 5.375%, 11/01/39 (Pre-refunded 11/01/19) – AGM Insured	11/19 at 100.00	AA (4)	11,661,087
5,915	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2009B, 5.375%, 11/01/39 – AGM Insured	11/19 at 100.00	A+	6,197,264
20,365	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Oglethorpe Power Corporation Vogtle Project, Series 2017C, 4.125%, 11/01/45	2/28 at 100.00	Baa1	20,150,149
1,970	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Oglethorpe Power Corporation Vogtle Project, Series 2017D, 4.125%, 11/01/45	2/28 at 100.00	Baa1	1,949,216
2,825	Cherokee County Water and Sewerage Authority, Georgia, Revenue Bonds, Refunding Series 2007, 4.000%, 8/01/26	8/20 at 100.00	AA	2,921,982

NVG	Nuveen AMT-Free Municipal Credit Income Fund
Portfolio of Investments (continued) April 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Georgia (continued)
$2,000	City of Fairburn, Georgia, General Obligation Bonds, Series 2011, 5.750%, 12/01/31 (Pre-refunded 12/01/21) – AGM Insured	12/21 at 100.00	A2 (4)	$2,249,020
4,000	Cobb County Kennestone Hospital Authority, Georgia, Revenue Anticipation Certificates, Refunding Series 2012, 5.000%, 4/01/28	4/23 at 100.00	A	4,380,120
	Cobb County Kennestone Hospital Authority, Georgia, Revenue Anticipation Certificates, Wellstar Health System, Series 2017A:
5,000	5.000%, 4/01/42	4/27 at 100.00	A	5,525,550
10,500	5.000%, 4/01/47	4/27 at 100.00	A	11,553,255
1,250	DeKalb County Hospital Authority, Georgia, Anticipation Certificates Revenue Bonds, DeKalb Medical Center, Inc. Project, Series 2010, 6.000%, 9/01/30	9/20 at 100.00	BB	1,342,225
	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2010B:
1,180	5.250%, 2/15/37	2/20 at 100.00	AA–	1,233,973
960	5.125%, 2/15/40	2/20 at 100.00	AA–	998,755
	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2010B:
3,820	5.250%, 2/15/37 (Pre-refunded 2/15/20)	2/20 at 100.00	N/R (4)	4,034,569
3,090	5.125%, 2/15/40 (Pre-refunded 2/15/20)	2/20 at 100.00	N/R (4)	3,256,829
15,305	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2014A, 5.500%, 8/15/54	2/25 at 100.00	AA	17,496,370
10,825	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project J Bonds, Series 2015A, 5.000%, 7/01/60	7/25 at 100.00	A2	11,451,443
2,250	Gwinnett County Hospital Authority, Georgia, Revenue Anticipation Certificates, Gwinnett Hospital System Inc. Project, Series 2007C, 5.500%, 7/01/39 – AGM Insured	7/19 at 100.00	A2	2,330,550
1,300	Macon-Bibb County Urban Development Authority, Georgia, Revenue Bonds, Academy for Classical Education, Series 2017, 5.750%, 6/15/37, 144A	6/27 at 100.00	N/R	1,333,280
4,000	Marietta Development Authority, Georgia, University Facilities Revenue Bonds, Life University, Inc. Project, Refunding Series 2017A, 5.000%, 11/01/37, 144A	11/27 at 100.00	Ba3	4,232,440
5,000	Medical Center Hospital Authority, Georgia, Revenue Anticipation Certificates, Columbus Regional Healthcare System, Inc. Project, Series 2008, 6.500%, 8/01/38 (Pre-refunded 8/01/18) – AGC Insured	8/18 at 100.00	AA (4)	5,057,200
1,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Refunding Series 2012C, 5.250%, 10/01/27	10/22 at 100.00	Baa2	1,091,480
10,090	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series 2015, 5.000%, 10/01/40	10/25 at 100.00	Baa2	10,592,280
1,710	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South Georgia Medical Center Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	AA–	1,817,285
125,440	Total Georgia			132,856,322
	Guam – 0.0% (0.0% of Total Investments)
650	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.500%, 7/01/43	7/23 at 100.00	BBB–	706,413
	Hawaii – 0.4% (0.2% of Total Investments)
1,500	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Chaminade University of Honolulu, Series 2015A, 5.000%, 1/01/45, 144A	1/25 at 100.00	Ba2	1,465,335
5,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2013A, 5.500%, 7/01/43	7/23 at 100.00	A1	5,520,600
170	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2013A, 6.875%, 7/01/43	7/23 at 100.00	BB	178,417
5,075	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Queens Health Systems, Series 2015A, 4.000%, 7/01/40	7/25 at 100.00	A1	5,125,242
11,745	Total Hawaii			12,289,594

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Idaho – 0.8% (0.5% of Total Investments)
	Idaho Health Facilities Authority, Revenue Bonds, Kootenai Health Project, Series 2014:
$3,300	4.375%, 7/01/34	7/24 at 100.00	A	$3,374,085
12,495	4.750%, 7/01/44	7/24 at 100.00	A	12,953,442
250	Idaho Health Facilities Authority, Revenue Bonds, Madison Memorial Hospital Project, Refunding Series 2016, 5.000%, 9/01/37	9/26 at 100.00	BB+	265,185
8,730	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project, Series 2012A, 5.000%, 3/01/47 – AGM Insured	3/22 at 100.00	A–	9,188,849
1,000	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project, Series 2014A, 4.125%, 3/01/37	3/24 at 100.00	A–	1,015,240
25,775	Total Idaho			26,796,801
	Illinois – 26.0% (16.3% of Total Investments)
675	Bolingbrook, Illinois, General Obligation Bonds, Refunding Series 2013A, 5.000%, 1/01/25	7/23 at 100.00	A2	748,993
67,135	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2016, 6.000%, 4/01/46	4/27 at 100.00	A	78,184,078
1,000	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2017, 5.000%, 4/01/46	4/27 at 100.00	A	1,067,370
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues Series 2011A:
6,210	5.500%, 12/01/39	12/21 at 100.00	B3	6,269,864
1,865	5.000%, 12/01/41	12/21 at 100.00	B3	1,854,705
5,175	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues Series 2012A, 5.000%, 12/01/42	12/22 at 100.00	B3	5,138,568
8,400	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017B, 7.000%, 12/01/42, 144A	12/27 at 100.00	B	9,926,028
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017H:
5,835	5.000%, 12/01/36	12/27 at 100.00	B	5,827,765
4,940	5.000%, 12/01/46	12/27 at 100.00	B	4,865,900
2,720	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2008C, 5.000%, 12/01/29	12/18 at 100.00	B3	2,725,902
38,905	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016A, 7.000%, 12/01/44	12/25 at 100.00	B	44,687,839
14,805	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016B, 6.500%, 12/01/46	12/26 at 100.00	B	16,746,380
19,585	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2017A, 7.000%, 12/01/46, 144A	12/27 at 100.00	B	23,076,418
1,315	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1, 0.000%, 12/01/30 – NPFG Insured	No Opt. Call	B	731,206
2,235	Chicago Transit Authority, Illinois, Capital Grant Receipts Revenue Bonds, Federal Transit Administration Section 5307 Urbanized Area Formula Funds, Refunding Series 2011, 5.250%, 6/01/26 – AGM Insured	6/21 at 100.00	A2	2,400,971
1,100	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011, 5.250%, 12/01/40	12/21 at 100.00	A3	1,173,766
12,215	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2014, 5.250%, 12/01/49	12/24 at 100.00	AA	13,408,650
7,700	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third Lien Refunding Series 2010C, 5.250%, 1/01/35 – AGC Insured	1/20 at 100.00	A2	8,053,045
	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999:
1,500	0.000%, 1/01/31 – NPFG Insured	No Opt. Call	BBB–	856,950
32,670	0.000%, 1/01/32 – FGIC Insured	No Opt. Call	BBB–	17,762,026
12,360	0.000%, 1/01/37 – FGIC Insured	No Opt. Call	BBB–	5,174,638

NVG	Nuveen AMT-Free Municipal Credit Income Fund
Portfolio of Investments (continued) April 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$960	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2007A, 5.000%, 1/01/27 – AMBAC Insured	7/18 at 100.00	Ba1	$964,944
2,500	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2014A, 5.250%, 1/01/33	1/24 at 100.00	Ba1	2,585,100
17,605	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A, 6.000%, 1/01/38	1/27 at 100.00	BBB–	19,494,369
4,220	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2009C, 5.000%, 1/01/34	1/19 at 100.00	Ba1	4,245,784
1,000	Chicago, Illinois, General Obligation Bonds, Project Series 2011A, 5.250%, 1/01/35	1/21 at 100.00	Ba1	1,017,810
10,200	Chicago, Illinois, General Obligation Bonds, Project Series 2012A, 5.000%, 1/01/33	1/22 at 100.00	Ba1	10,352,694
2,605	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C, 5.000%, 1/01/38	1/26 at 100.00	BBB–	2,659,679
3,000	Chicago, Illinois, Wastewater Transmission Revenue Bonds, Second Lien Series 2008C, 5.000%, 1/01/39	1/25 at 100.00	A	3,191,850
10,000	Cook County Community College District 508, Illinois, General Obligation Bonds, Chicago City Colleges, Series 2013, 5.250%, 12/01/43	12/23 at 100.00	BBB	10,376,100
	DeKalb, Kane, LaSalle, Lee, Ogle, Winnebago and Boone Counties Community College District 523, Illinois, General Obligation Bonds, Kishwaukee Community College, Series 2011B:
2,500	0.000%, 2/01/33	2/21 at 100.00	AA–	1,021,675
2,000	0.000%, 2/01/34	2/21 at 100.00	AA–	757,320
	Illinois Educational Facilities Authority, Revenue Bonds, Field Museum of Natural History, Series 2002:
3,400	5.500%, 11/01/36	11/23 at 100.00	A	3,682,574
2,500	4.450%, 11/01/36	11/25 at 102.00	A	2,584,175
3,295	Illinois Educational Facilities Authority, Revenue Bonds, Robert Morris College, Series 2000, 5.800%, 6/01/30 – NPFG Insured	6/18 at 100.00	Baa2	3,302,908
	Illinois Finance Authority, Charter School Revenue Bonds, Intrinsic Charter Schools Belmont School Project, Series 2015A:
1,700	5.750%, 12/01/35, 144A	12/25 at 100.00	N/R	1,728,067
115	6.000%, 12/01/45, 144A	12/25 at 100.00	N/R	116,810
	Illinois Finance Authority, Illinois, Rosalind Franklin University Revenue Bonds, Research Building Project, Series 2017C:
1,000	5.000%, 8/01/42	8/27 at 100.00	BBB+	1,075,000
1,000	5.000%, 8/01/46	8/27 at 100.00	BBB+	1,069,420
1,000	5.000%, 8/01/47	8/27 at 100.00	BBB+	1,067,830
6,500	Illinois Finance Authority, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.750%, 10/15/40	10/20 at 100.00	B2	6,907,160
6,750	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012, 5.000%, 9/01/38	9/22 at 100.00	BB+	7,026,480
	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A:
1,485	5.000%, 9/01/34	9/24 at 100.00	BB+	1,569,793
19,025	5.000%, 9/01/42	9/24 at 100.00	BB+	19,948,473
2,000	Illinois Finance Authority, Revenue Bonds, Children’s Memorial Hospital, Series 2008A, 5.250%, 8/15/47 – AGC Insured (Pre-refunded 8/15/18) (UB)	8/18 at 100.00	AA (4)	2,020,280
1,750	Illinois Finance Authority, Revenue Bonds, Ingalls Health System, Series 2013, 4.250%, 5/15/43	5/22 at 100.00	Baa2	1,757,700
4,300	Illinois Finance Authority, Revenue Bonds, Memorial Health System, Series 2009, 5.500%, 4/01/34	4/19 at 100.00	A1	4,441,126
15,805	Illinois Finance Authority, Revenue Bonds, Mercy Health Corporation, Series 2016, 5.000%, 12/01/46	6/26 at 100.00	A3	17,090,737
1,630	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial HealthCare, Series 2013, 5.000%, 8/15/37	8/22 at 100.00	AA+	1,764,915
39,675	Illinois Finance Authority, Revenue Bonds, Presence Health Network, Series 2016C, 4.000%, 2/15/41	2/27 at 100.00	BBB–	39,438,140
	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A:
25	7.750%, 8/15/34 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (4)	26,828
2,475	7.750%, 8/15/34 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (4)	2,656,021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$1,435	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A, 6.000%, 7/01/43	7/23 at 100.00	A–	$1,589,478
	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2015C:
560	5.000%, 8/15/35	8/25 at 100.00	Baa1	598,343
6,140	5.000%, 8/15/44	8/25 at 100.00	Baa1	6,476,718
5,735	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 7.000%, 8/15/44 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (4)	6,100,090
8,960	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Series 2011A, 6.000%, 8/15/41 – AGM Insured	8/21 at 100.00	A2	9,907,162
1,150	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2011C, 5.500%, 8/15/41 (Pre-refunded 2/15/21)	2/21 at 100.00	AA– (4)	1,253,603
4,500	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2011C, 5.500%, 8/15/41 (Pre-refunded 2/15/21) (UB) (5)	2/21 at 100.00	AA– (4)	4,905,405
19,975	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2012A, 5.000%, 10/01/51	10/21 at 100.00	AA+	21,274,973
20,000	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2015A, 5.000%, 10/01/46 (UB) (5)	10/25 at 100.00	AA–	21,971,000
3,665	Illinois Sports Facility Authority, State Tax Supported Bonds, Refunding Series 2014, 5.250%, 6/15/31 – AGM Insured	6/24 at 100.00	BBB–	3,960,875
	Illinois State, General Obligation Bonds, February Series 2014:
3,200	5.250%, 2/01/32	2/24 at 100.00	BBB–	3,284,256
2,000	5.250%, 2/01/33	2/24 at 100.00	BBB–	2,048,620
1,575	5.250%, 2/01/34	2/24 at 100.00	BBB–	1,611,697
7,500	5.000%, 2/01/39	2/24 at 100.00	BBB–	7,536,600
5,000	Illinois State, General Obligation Bonds, June Series 2016, 4.000%, 6/01/35 Illinois State, General Obligation Bonds, May Series 2014:	6/26 at 100.00	BBB	4,548,050
510	5.000%, 5/01/36	5/24 at 100.00	BBB–	514,733
3,245	5.000%, 5/01/39	5/24 at 100.00	BBB–	3,261,679
	Illinois State, General Obligation Bonds, November Series 2016:
11,800	5.000%, 11/01/40	11/26 at 100.00	BBB–	11,987,738
13,200	5.000%, 11/01/41	11/26 at 100.00	BBB–	13,400,772
31,970	Illinois State, General Obligation Bonds, November Series 2017D, 5.000%, 11/01/28	11/27 at 100.00	BBB–	33,194,451
5,000	Illinois State, General Obligation Bonds, October Series 2016, 5.000%, 2/01/29	2/27 at 100.00	BBB–	5,175,150
1,500	Illinois State, General Obligation Bonds, Refunding Series 2008, 5.000%, 4/01/22	7/18 at 100.00	BBB–	1,502,415
2,625	Illinois State, General Obligation Bonds, Refunding Series 2010, 5.000%, 1/01/24	1/20 at 100.00	BBB–	2,677,736
	Illinois State, General Obligation Bonds, Refunding Series 2012:
3,935	5.000%, 8/01/21	No Opt. Call	BBB–	4,091,180
1,725	5.000%, 8/01/22	No Opt. Call	BBB–	1,797,829
3,425	5.000%, 8/01/23	No Opt. Call	BBB–	3,568,987
1,190	5.000%, 8/01/25	8/22 at 100.00	BBB–	1,229,877
	Illinois State, General Obligation Bonds, Series 2013:
2,000	5.250%, 7/01/31	7/23 at 100.00	BBB–	2,055,320
2,990	5.500%, 7/01/38	7/23 at 100.00	BBB–	3,080,388
5,000	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2013A, 5.000%, 1/01/35	1/23 at 100.00	AA–	5,466,200
18,920	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015A, 5.000%, 1/01/40	7/25 at 100.00	AA–	20,880,112

NVG	Nuveen AMT-Free Municipal Credit Income Fund
Portfolio of Investments (continued) April 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$1,395	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Tender Option Bond Trust 2015-XF0051, 12.874%, 1/01/38, 144A (IF)	1/23 at 100.00	AA–	$1,900,325
7,400	Macon County School District 61 Decatur, Illinois, General Obligation Bonds, Series 2011A, 5.250%, 1/01/37 – AGM Insured	1/21 at 100.00	A2	7,899,352
17,500	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2012B, 5.000%, 6/15/52	6/22 at 100.00	BB+	17,897,425
540	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2015B, 5.000%, 6/15/52	12/25 at 100.00	BB+	556,875
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2015A:
2,890	0.000%, 12/15/52	No Opt. Call	BB+	469,336
5,700	5.500%, 6/15/53	12/25 at 100.00	BB+	6,056,364
5,185	5.000%, 6/15/53	12/25 at 100.00	BB+	5,343,661
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Refunding Bonds:
11,365	5.500%, 6/15/50	6/20 at 100.00	BB+	11,637,874
3,650	5.500%, 6/15/50 (Pre-refunded 6/15/20)	6/20 at 100.00	BBB– (4)	3,912,946
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1:
25,000	0.000%, 6/15/44 – AGM Insured	No Opt. Call	BBB–	7,316,750
43,200	0.000%, 6/15/45 – AGM Insured	No Opt. Call	BBB–	11,966,832
10,000	0.000%, 6/15/46 – AGM Insured	No Opt. Call	BBB–	2,627,500
41,205	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 2010B-2, 5.000%, 6/15/50	6/20 at 100.00	BB+	41,781,458
8,750	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 1994B, 0.000%, 6/15/28 – NPFG Insured	No Opt. Call	BB+	5,599,562
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A:
18,085	0.000%, 12/15/24 – NPFG Insured	No Opt. Call	BB+	13,717,111
20,045	0.000%, 12/15/35 – AGM Insured	No Opt. Call	BBB–	9,088,403
1,846	Plano, Illinois, Special Tax Bonds, Special Service Area 1 & 2 Lakewood Springs Project, Refunding Series 2014, 5.000%, 3/01/34 – AGM Insured	3/24 at 100.00	AA	1,965,750
2,600	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2000A, 6.500%, 7/01/30 – NPFG Insured	No Opt. Call	AA	3,347,188
3,900	Rosemont Village, Illinois, General Obligation Bonds, Corporate Purpose Series 2011A, 5.600%, 12/01/35 (Pre-refunded 12/01/20) – AGM Insured	12/20 at 100.00	A2 (4)	4,245,150
7,025	Southwestern Illinois Development Authority, Health Facility Revenue Bonds, Memorial Group, Inc., Series 2013, 7.625%, 11/01/48 (Pre-refunded 11/01/23)	11/23 at 100.00	N/R (4)	8,896,530
4,000	Southwestern Illinois Development Authority, School Revenue Bonds, Triad School District 2, Madison County, Illinois, Series 2006, 0.000%, 10/01/25 – NPFG Insured	No Opt. Call	Baa2	3,014,920
12,125	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015, 5.000%, 3/01/40 – AGM Insured	3/25 at 100.00	A2	13,136,589
	Will County Community Unit School District 201U, Crete-Monee, Illinois, General Obligation Bonds, Capital Appreciation Series 2004:
2,550	0.000%, 11/01/22 – NPFG Insured	No Opt. Call	Baa2	2,221,509
780	0.000%, 11/01/22 – NPFG Insured (ETM)	No Opt. Call	Baa2 (4)	698,779
6,415	Will County School District 122, New Lenox, Illinois, General Obligation Bonds, Capital Appreciation School Series 2004D, 0.000%, 11/01/24 – AGM Insured	No Opt. Call	Aa3	5,176,135

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Williamson & Johnson Counties Community Unit School District 2, Marion, Illinois, General Obligation Bonds, Series 2011:
$930	7.000%, 12/01/21 – AGM Insured	12/20 at 100.00	A2	$1,031,221
1,035	7.000%, 12/01/22 – AGM Insured	12/20 at 100.00	A2	1,144,368
1,155	7.000%, 12/01/23 – AGM Insured	12/20 at 100.00	A2	1,277,049
1,065	7.000%, 12/01/26 – AGM Insured	12/20 at 100.00	A2	1,171,947
2,085	7.250%, 12/01/29 (Pre-refunded 12/01/20) – AGM Insured	12/20 at 100.00	A2 (4)	2,352,735
2,295	7.250%, 12/01/30 (Pre-refunded 12/01/20) – AGM Insured	12/20 at 100.00	A2 (4)	2,589,701
892,511	Total Illinois			837,615,606
	Indiana – 3.8% (2.4% of Total Investments)
	Allen County, Indiana, Economic Development Revenue Bonds, Fort Wayne Project, Senior Series 2017A-1:
500	6.625%, 1/15/34, 144A	1/24 at 104.00	N/R	533,095
675	6.750%, 1/15/43, 144A	1/24 at 104.00	N/R	718,733
1,605	Chesterton, Indiana, Economic Development Revenue Bonds, Storypoint Chesterton Project, Series 2016, 6.250%, 1/15/43, 144A	1/24 at 104.00	N/R	1,654,739
2,640	Crown Point Multi-School Building Corporation, Indiana, First Mortgage Bonds, Crown Point Community School Corporation, Series 2000, 0.000%, 1/15/24 – NPFG Insured	No Opt. Call	Baa2	2,265,595
12,040	Indiana Finance Authority, Educational Facilities Revenue Bonds, Valparaiso University Project, Series 2014, 5.000%, 10/01/44	10/24 at 100.00	A3	13,040,404
365	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2010, 6.000%, 12/01/26	6/20 at 100.00	B	375,085
125	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2011, 6.000%, 12/01/19	No Opt. Call	B	129,447
10,750	Indiana Finance Authority, Health System Revenue Bonds, Franciscan Alliance, Inc. Obligated Group, Series 2016A, 4.000%, 11/01/51	11/25 at 100.00	AA	10,730,220
10,190	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project, Series 2012A, 5.000%, 5/01/42	5/23 at 100.00	A	10,967,497
5,000	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series 2010B, 5.000%, 12/01/37 (Pre-refunded 12/01/20)	12/20 at 100.00	AA– (4)	5,367,500
13,880	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	A3	14,947,094
17,970	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2014A, 5.000%, 10/01/44	10/24 at 100.00	A	20,107,891
5,000	Indianapolis Local Public Improvement Bond Bank Bonds, Indiana, PILOT Infrastructure Project Revenue Bonds, Series 2010F, 5.000%, 1/01/35 (Pre-refunded 1/01/20) – AGM Insured	1/20 at 100.00	AA (4)	5,250,050
	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E:
10,000	0.000%, 2/01/26 – AMBAC Insured	No Opt. Call	A	7,976,300
20,000	0.000%, 2/01/28 – AMBAC Insured	No Opt. Call	A	14,747,800
	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A:
2,855	5.500%, 1/01/38 (Pre-refunded 1/01/19) – AGC Insured	1/19 at 100.00	A1 (4)	2,925,861
11,760	5.500%, 1/01/38 – AGC Insured	1/19 at 100.00	A	12,025,776
125,355	Total Indiana			123,763,087
	Iowa – 3.2% (2.0% of Total Investments)
10,000	Iowa Finance Authority, Health Facilities Revenue Bonds, UnityPoint Health Project, Series 2013A, 5.250%, 2/15/44	2/23 at 100.00	A1	10,801,100
10,690	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.250%, 12/01/25	12/23 at 100.00	B–	11,390,623
18,290	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2016, 5.875%, 12/01/27, 144A	6/19 at 105.00	B–	19,473,729
21,280	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2018B., 5.250%, 12/01/50 (Mandatory put 12/01/22)	12/22 at 105.00	B	22,426,141

NVG	Nuveen AMT-Free Municipal Credit Income Fund
Portfolio of Investments (continued) April 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Iowa (continued)
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
$8,285	5.375%, 6/01/38	7/18 at 100.00	B2	$8,305,298
2,200	5.500%, 6/01/42	7/18 at 100.00	B2	2,208,712
21,360	5.625%, 6/01/46	7/18 at 100.00	B	21,470,645
8,400	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	7/18 at 100.00	B2	8,486,772
100,505	Total Iowa			104,563,020
	Kansas – 0.6% (0.4% of Total Investments)
	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A:
1,240	5.000%, 1/01/40	1/20 at 100.00	AA–	1,291,410
8,140	5.000%, 1/01/40 (Pre-refunded 1/01/20)	1/20 at 100.00	N/R (4)	8,540,162
1,000	Lenexa, Kansas, Health Care Facilities Revenue Bonds, Lakeview Village Inc., Series 2017A, 5.000%, 5/15/43	5/27 at 100.00	BB+	1,055,770
	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Vacation Village Project Area 1 and 2A, Series 2015:
4,870	5.000%, 9/01/27	9/25 at 100.00	N/R	5,160,642
2,380	5.750%, 9/01/32	9/25 at 100.00	N/R	2,525,632
2,495	6.000%, 9/01/35	9/25 at 100.00	N/R	2,649,490
20,125	Total Kansas			21,223,106
	Kentucky – 2.8% (1.8% of Total Investments)
4,565	Christian County, Kentucky, Hospital Revenue Bonds, Jennie Stuart Medical Center, Series 2016, 5.500%, 2/01/44	2/26 at 100.00	BB+	4,878,935
6,675	Kentucky Bond Development Corporation, Tax Increment Revenue Bonds, Summit Lexington Project, Series 2016A, 4.400%, 10/01/24	No Opt. Call	N/R	6,416,878
	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Health, Refunding Series 2017A:
7,850	5.000%, 6/01/37	6/27 at 100.00	BB+	8,448,719
3,280	5.000%, 6/01/41	6/27 at 100.00	BB+	3,478,834
5,240	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Medical Health System, Series 2010A, 6.000%, 6/01/30 (Pre-refunded 6/01/20)	6/20 at 100.00	BB+ (4)	5,658,257
6,015	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Medical Health System, Series 2010B, 6.375%, 3/01/40 (Pre-refunded 6/01/20)	6/20 at 100.00	BB+ (4)	6,540,831
1,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 6.000%, 12/01/33 (Pre-refunded 6/01/18) – AGC Insured	6/18 at 100.00	A3 (4)	1,003,460
	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky Information Highway Project, Senior Series 2015A:
4,345	5.000%, 7/01/37	7/25 at 100.00	Baa2	4,604,005
7,370	5.000%, 7/01/40	7/25 at 100.00	Baa2	7,784,563
10,245	5.000%, 1/01/45	7/25 at 100.00	Baa2	10,795,157
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Convertible Capital Appreciation Series 2013C:
4,360	0.000%, 7/01/43 (7)	7/31 at 100.00	Baa3	4,043,028
7,510	0.000%, 7/01/46 (7)	7/31 at 100.00	Baa3	6,990,458
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Series 2013A:
2,390	5.750%, 7/01/49	7/23 at 100.00	Baa3	2,618,245
480	6.000%, 7/01/53	7/23 at 100.00	Baa3	532,027

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kentucky (continued)
	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 93, Refunding Series 2009:
$715	5.250%, 2/01/20 – AGC Insured	2/19 at 100.00	AA	$733,426
5,560	5.250%, 2/01/20 (Pre-refunded 2/01/19) – AGC Insured	2/19 at 100.00	AA (4)	5,702,392
8,865	5.250%, 2/01/24 (Pre-refunded 2/01/19) – AGC Insured	2/19 at 100.00	AA (4)	9,092,033
1,135	5.250%, 2/01/24 (Pre-refunded 2/01/19) – AGC Insured	2/19 at 100.00	AA (4)	1,164,067
87,600	Total Kentucky			90,485,315
	Louisiana – 1.6% (1.0% of Total Investments)
3,080	Ascension Parish Industrial development Board, Louisiana, Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.000%, 7/01/36	7/23 at 100.00	N/R	3,314,049
4,330	Jefferson Parish Hospital District1, Louisiana, Hospital Revenue Bonds, West Jefferson Medical Center, Refunding Series 2011A, 6.000%, 1/01/39 (Pre-refunded 1/01/21) – AGM Insured	1/21 at 100.00	A2 (4)	4,759,233
5,000	Lafayette Public Trust Financing Authority, Louisiana, Revenue Bonds, Ragin’ Cajun Facilities Inc. Housing & Parking Project, Series 2010, 5.500%, 10/01/41 (Pre-refunded 10/01/20) – AGM Insured	10/20 at 100.00	AA (4)	5,412,750
7,100	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Projects, Refunding Series 2017, 3.500%, 11/01/32	11/27 at 100.00	Baa3	6,957,432
	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Series 1998A:
135	5.750%, 7/01/25 – AGM Insured (ETM) (UB)	No Opt. Call	A2 (4)	164,302
9,865	5.750%, 7/01/25 – AGM Insured (UB)	No Opt. Call	A2	11,219,366
11,000	Louisiana Public Facilities Authority, Revenue Bonds, Loyola University Project, Refunding Series 2017, 0.000%, 10/01/46 (7)	10/33 at 100.00	BBB	9,150,460
2,845	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Refunding Series 2017, 4.000%, 5/15/42	5/27 at 100.00	A3	2,840,590
	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2015:
1,000	4.250%, 5/15/40	5/25 at 100.00	A3	1,029,410
6,970	5.000%, 5/15/47	5/25 at 100.00	A3	7,526,694
1,000	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014, 4.250%, 6/01/34	6/24 at 100.00	A–	1,026,930
52,325	Total Louisiana			53,401,216
	Maine – 0.9% (0.6% of Total Investments)
7,530	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2013, 5.000%, 7/01/43	7/23 at 100.00	Ba1	7,687,377
	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2016A:
5,280	4.000%, 7/01/41	7/26 at 100.00	Ba1	4,639,219
5,565	4.000%, 7/01/46	7/26 at 100.00	Ba1	4,804,042
1,050	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011, 6.750%, 7/01/41	7/21 at 100.00	Ba3	1,135,586
10,000	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Mainehealth Issue, Series 2015, 5.000%, 7/01/39	7/24 at 100.00	A+	10,801,700
29,425	Total Maine			29,067,924
	Maryland – 1.4% (0.9% of Total Investments)
1,000	Howard County, Maryland, Special Obligation Bonds, Downtown Columbia Project, Series 2017A, 4.375%, 2/15/39, 144A	2/26 at 100.00	N/R	1,007,480
2,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist Healthcare, Series 2011A, 6.000%, 1/01/26	1/22 at 100.00	Baa3	2,776,625
13,315	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist Healthcare, Series 2016A, 5.500%, 1/01/46	1/27 at 100.00	Baa3	14,785,109

NVG	Nuveen AMT-Free Municipal Credit Income Fund
Portfolio of Investments (continued) April 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Maryland (continued)
$10,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health System, Series 2015, 5.000%, 7/01/47	7/25 at 100.00	A+	$10,962,600
2,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula Regional Medical Center Issue, Refunding Series 2015, 5.000%, 7/01/45	7/24 at 100.00	A3	2,678,975
3,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System Issue, Series 2013A, 5.000%, 7/01/43	7/22 at 100.00	A	3,216,090
	Prince George’s County Revenue Authority, Maryland, Special Obligation Bonds, Suitland-Naylor Road Project, Series 2016:
2,000	4.750%, 7/01/36	1/26 at 100.00	N/R	1,936,000
2,300	5.000%, 7/01/46	1/26 at 100.00	N/R	2,255,541
	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Series 2017B:
1,335	4.250%, 11/01/37	11/24 at 103.00	BB	1,352,715
1,250	4.500%, 11/01/43	11/24 at 103.00	BB	1,279,125
1,950	5.000%, 11/01/47	11/24 at 103.00	BB	2,096,445
41,150	Total Maryland			44,346,705
	Massachusetts – 2.7% (1.7% of Total Investments)
9,500	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Commonwealth Contract Assistance Secured, Refunding Series 2010B, 5.000%, 1/01/35	1/20 at 100.00	AA	9,916,100
3,125	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Refunding Senior Lien Series 2010B, 5.000%, 1/01/37	1/20 at 100.00	A3	3,255,594
	Massachusetts Development Finance Agency Revenue Bonds, Lawrence General Hospital Issue, Series 2014A:
2,245	5.250%, 7/01/34	7/24 at 100.00	BB+	2,422,265
6,195	5.500%, 7/01/44	7/24 at 100.00	BB+	6,708,380
	Massachusetts Development Finance Agency Revenue Refunding Bonds, NewBridge on the Charles, Inc. Issue, Series 2017.:
2,310	5.000%, 10/01/47, 144A	10/22 at 105.00	BB+	2,446,868
6,580	5.000%, 10/01/57, 144A	10/22 at 105.00	BB+	6,891,695
14,555	Massachusetts Development Finance Agency, Resource Recovery Revenue Refunding Bonds, Covanta Energy Project, Series 2012B, 4.875%, 11/01/42, 144A	7/18 at 100.00	BB+	14,558,493
	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2015:
2,950	5.000%, 1/01/45	1/25 at 100.00	Baa2	3,136,883
4,020	4.500%, 1/01/45	1/25 at 100.00	Baa2	4,110,370
6,000	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation, Series 2002A, 5.750%, 1/01/42 – AMBAC Insured	No Opt. Call	AA–	7,895,340
500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 2008E-1 &2, 5.125%, 7/01/38 (Pre-refunded 7/01/18)	7/18 at 100.00	A– (4)	502,765
5,330	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Harvard University, Tender Option Bond Trust 2016-XL0017, 10.402%, 12/15/34, 144A (Pre-refunded 12/15/19) (IF) (5)	12/19 at 100.00	AAA	6,129,820
1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Massachusetts Eye and Ear Infirmary, Series 2010C, 5.375%, 7/01/35	7/20 at 100.00	Baa3	1,042,090
7,405	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Massachusetts Institute of Technology, Series 2002K, 5.500%, 7/01/32 (UB) (5)	No Opt. Call	AAA	9,678,409
	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Suffolk University, Refunding Series 2009A;
770	5.750%, 7/01/39	7/19 at 100.00	Baa2	796,426
1,530	5.750%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R (4)	1,598,345
4,560	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior Series 2013A, 5.000%, 5/15/43	5/23 at 100.00	Aa2	5,016,866
425	Massachusetts Water Pollution Abatement Trust, Revenue Bonds, MWRA Loan Program, Subordinate Series 1999A, 5.750%, 8/01/29	7/18 at 100.00	AAA	426,373
1,245	Springfield Water and Sewer Commission, Massachusetts, General Revenue Bonds, Refunding Series 2010B, 5.000%, 11/15/30 (Pre-refunded 11/15/20) – AGC Insured	11/20 at 100.00	AA (4)	1,338,823
80,245	Total Massachusetts			87,871,905

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan – 2.9% (1.8% of Total Investments)
$5,490	Detroit City School District, Wayne County, Michigan, General Obligation Bonds, Series 2001A, 6.000%, 5/01/29 – AGM Insured (UB)	No Opt. Call	AA	$6,516,191
2,985	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.250%, 7/01/39	7/22 at 100.00	A–	3,193,980
	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Refunding Bonds, Bronson Methodist Hospital, Series 2010:
895	5.250%, 5/15/36 – AGM Insured	5/20 at 100.00	A2	937,190
1,105	5.250%, 5/15/36 (Pre-refunded 5/15/20) – AGM Insured	5/20 at 100.00	A2 (4)	1,174,924
	Michigan Finance Authority, Hospital Revenue Bonds, Sparrow Obligated Group, Refunding Series 2015:
4,495	4.000%, 11/15/35	5/25 at 100.00	A+	4,586,204
2,550	4.000%, 11/15/36	5/25 at 100.00	A+	2,596,971
	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011:
3,240	5.000%, 12/01/39	12/21 at 100.00	AA–	3,509,924
10	5.000%, 12/01/39 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (4)	10,970
10,000	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Series 2016MI, 5.000%, 12/01/45 (UB) (5)	6/26 at 100.00	AA–	11,092,100
4,000	Michigan Public Power Agency, AFEC Project Revenue Bonds, Series 2012A, 5.000%, 1/01/43	1/22 at 100.00	BBB	4,179,240
	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2011-II-A:
2,750	5.375%, 10/15/36	10/21 at 100.00	A+	3,031,023
8,260	5.375%, 10/15/41	10/21 at 100.00	A+	9,055,108
	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009:
5,500	5.625%, 11/15/29 (Pre-refunded 11/15/19)	11/19 at 100.00	A3 (4)	5,805,250
10,585	5.750%, 11/15/39 (Pre-refunded 11/15/19)	11/19 at 100.00	A3 (4)	11,192,367
13,855	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2009C, 5.000%, 12/01/48	6/22 at 100.00	AA–	14,763,334
3,050	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	B2	3,064,244
1,150	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39 (Pre-refunded 9/01/18)	9/18 at 100.00	Aaa	1,174,438
	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2015D:
3,550	5.000%, 12/01/40	12/25 at 100.00	A	3,911,710
3,600	5.000%, 12/01/45	12/25 at 100.00	A	3,954,204
87,070	Total Michigan			93,749,372
	Minnesota – 0.7% (0.5% of Total Investments)
	Baytown Township, Minnesota Charter School Lease Revenue Bonds, Saint Croix Preparatory Academy, Refunding Series 2016A:
155	4.000%, 8/01/36	8/26 at 100.00	BB+	147,083
440	4.000%, 8/01/41	8/26 at 100.00	BB+	407,264
2,000	Brooklyn Park, Minnesota, Charter School Lease Revenue Bonds, Prairie Seeds Academy Project, Refunding Series 2015A, 5.000%, 3/01/34	3/25 at 100.00	BB+	2,042,780
1,720	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy Project, Series 2015A, 5.500%, 7/01/50	7/25 at 100.00	BB+	1,816,681
1,410	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Hiawatha Academies Project, Series 2016A, 5.000%, 7/01/47	7/24 at 102.00	N/R	1,382,322
	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Health Services, Series 2008B:
4,625	6.500%, 11/15/38 – AGC Insured	11/18 at 100.00	A2	4,740,671
840	6.500%, 11/15/38 (Pre-refunded 11/15/18) – AGC Insured	11/18 at 100.00	A2 (4)	861,193

NVG	Nuveen AMT-Free Municipal Credit Income Fund
Portfolio of Investments (continued) April 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Minnesota (continued)
$1,000	Minneapolis-Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Children’s Health Care, Series 2004A-1 Remarketed, 4.625%, 8/15/29 – AGM Insured	8/20 at 100.00	A2	$1,043,270
	Saint Cloud, Minnesota, Charter School Lease Revenue Bonds, Stride Academy Project, Series 2016A:
405	5.000%, 4/01/36	4/26 at 100.00	CCC–	264,542
605	5.000%, 4/01/46	4/26 at 100.00	CCC–	395,240
2,500	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facility Revenue Bonds, HealthPartners Obligated Group, Refunding Series 2015A, 4.000%, 7/01/35	7/25 at 100.00	A2	2,557,800
235	Saint Paul Housing and Redevelopment Authority, Minnesota, Multifamily Housing Revenue Bonds, 2700 University at Westgate Station, Series 2015B, 4.250%, 4/01/25	4/23 at 100.00	N/R	236,603
	St. Paul Housing and Redevelopment Authority, Minnesota, Hospital Revenue Bonds, HealthEast Inc., Series 2015A:
900	5.250%, 11/15/35 (Pre-refunded 11/15/20)	11/20 at 100.00	A+ (4)	968,724
2,785	5.000%, 11/15/40 (Pre-refunded 11/15/25)	11/25 at 100.00	A+ (4)	3,260,511
3,190	5.000%, 11/15/44 (Pre-refunded 11/15/25)	11/25 at 100.00	A+ (4)	3,734,661
22,810	Total Minnesota			23,859,345
	Mississippi – 0.2% (0.1% of Total Investments)
5,445	Mississippi Development Bank, Special Obligation Bonds, Gulfport Water and Sewer System Project, Series 2005, 5.250%, 7/01/24 – AGM Insured	No Opt. Call	A2	6,058,270
	Missouri – 1.7% (1.1% of Total Investments)
2,820	Chesterfield Valley Transportation Development District, Missouri, Transportation Sales Tax Revenue Bonds, Series 2015, 3.625%, 5/15/31	5/23 at 100.00	A–	2,798,258
	Kansas City Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Ward Parkway Center Community Improvement District, Senior Refunding & Improvement Series 2016:
400	5.000%, 4/01/36, 144A	4/26 at 100.00	N/R	411,836
1,520	5.000%, 4/01/46, 144A	4/26 at 100.00	N/R	1,538,757
15,000	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Series 2004B-1, 0.000%, 4/15/28 – AMBAC Insured	No Opt. Call	A1	10,724,100
3,345	Kirkwood Industrial Development Authority, Missouri, Retirement Community Revenue Bonds, Aberdeen Heights Project, Refunding Series 2017A, 5.250%, 5/15/50	5/27 at 100.00	BB	3,529,510
	Liberty, Missouri, Special Obligation Tax Increment and Special Districts Bonds, Liberty Commons Project, Series 2015A:
1,575	5.750%, 6/01/35, 144A	6/25 at 100.00	N/R	1,536,476
1,055	6.000%, 6/01/46, 144A	6/25 at 100.00	N/R	1,033,900
2,460	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2013, 5.500%, 5/01/43	5/23 at 100.00	BBB	2,641,769
	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2015B:
1,410	5.000%, 5/01/40	11/23 at 100.00	BBB	1,493,331
2,000	5.000%, 5/01/45	11/23 at 100.00	BBB	2,111,160
7,040	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A, 5.000%, 11/15/48	11/23 at 100.00	A2	7,497,882
2,250	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Heartland Regional Medical Center, Series 2012, 5.000%, 2/15/43	2/22 at 100.00	A1	2,394,045
1,010	Plaza at Noah’s Ark Community Improvement District, Saint Charles, Missouri, Tax Increment and Improvement District Revenue Bonds, Series 2015, 5.000%, 5/01/30	5/21 at 100.00	N/R	988,608
4,125	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2005, 5.500%, 7/01/29 – NPFG Insured	No Opt. Call	A–	5,136,945
15,350	Springfield Public Building Corporation, Missouri, Lease Revenue Bonds, Jordan Valley Park Projects, Series 2000A, 0.000%, 6/01/30 – AMBAC Insured	No Opt. Call	N/R	8,989,421
405	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2013A, 5.875%, 9/01/43	9/23 at 100.00	BBB+	458,748

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Missouri (continued)
	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Saint Andrew’s Resources for Seniors, Series 2015A:
$1,550	5.000%, 12/01/35	12/25 at 100.00	N/R	$1,624,617
455	5.125%, 12/01/45	12/25 at 100.00	N/R	476,349
63,770	Total Missouri			55,385,712
	Montana – 0.2% (0.1% of Total Investments)
	Kalispell, Montana, Housing and Healthcare Facilities Revenue Bonds, Immanuel Lutheran Corporation, Series 2017A:
1,175	5.250%, 5/15/37	5/25 at 102.00	N/R	1,231,811
375	5.250%, 5/15/47	5/25 at 102.00	N/R	390,315
3,000	Montana Facility Finance Authority, Hospital Revenue Bonds, Benefits Health System Obligated Group, Series 2011A, 5.750%, 1/01/31 (Pre-refunded 1/01/21) – AGM Insured	1/21 at 100.00	A2 (4)	3,282,150
4,550	Total Montana			4,904,276
	Nebraska – 1.6% (1.0% of Total Investments)
22,500	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Crossover Refunding Series 2017A., 5.000%, 9/01/42	No Opt. Call	BBB+	26,522,550
4,435	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012, 5.000%, 9/01/32	9/22 at 100.00	BBB+	4,832,021
580	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015, 5.000%, 11/01/45	11/25 at 100.00	A–	630,559
	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015:
2,090	4.125%, 11/01/36	11/25 at 100.00	A–	2,128,477
2,325	5.000%, 11/01/48	11/25 at 100.00	A–	2,518,161
4,010	Lincoln County Hospital Authority 1, Nebraska, Hospital Revenue and Refunding Bonds, Great Plains Regional Medical Center Project, Series 2012, 5.000%, 11/01/42	11/21 at 100.00	A–	4,218,520
5,000	Municipal Energy Agency of Nebraska, Power Supply System Revenue and Refunding Bonds, Series 2009A, 5.375%, 4/01/39 (Pre-refunded 4/01/19) – BHAC Insured	4/19 at 100.00	A (4)	5,162,600
6,000	Scotts Bluff County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, Regional West Medical Center Project, Refunding & Improvement Series 2016A, 5.250%, 2/20/37	2/27 at 100.00	BBB+	6,291,060
46,940	Total Nebraska			52,303,948
	Nevada – 1.6% (1.0% of Total Investments)
5,350	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2009C, 5.000%, 7/01/26 – AGM Insured	7/19 at 100.00	Aa3	5,541,156
	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A:
24,020	5.250%, 7/01/39 – AGM Insured	1/20 at 100.00	Aa3	25,242,138
14,515	5.250%, 7/01/42	1/20 at 100.00	A+	15,246,121
410	Director of the State of Nevada Department of Business and Industry, Charter School Lease Revenue Bonds, Somerset Academy, Series 2018A, 5.000%, 12/15/38, 144A	12/25 at 100.00	BB	418,569
1,000	Las Vegas, Nevada, Sales Tax Increment Revenue Bonds, Symphony Park Tourism Improvement District, Series 2016, 4.375%, 6/15/35, 144A	6/21 at 100.00	N/R	926,450
500	Nevada State Director of the Department of Business and Industry, Charter School Revenue Bonds, Doral Academy of Nevada, Series 2017A, 5.000%, 7/15/37, 144A	7/25 at 100.00	BB+	510,265
1,140	North Las Vegas, Nevada, General Obligation Bonds, Wastewater Reclamation System Series 2006, 5.000%, 10/01/25 – NPFG Insured	7/18 at 100.00	BB	1,141,300
1,100	Washoe County, Nevada, Highway Revenue, Motor Vehicle Fuel Tax Bonds, Series 2013, 5.000%, 2/01/38	2/19 at 100.00	A+	1,122,330
48,035	Total Nevada			50,148,329

NVG	Nuveen AMT-Free Municipal Credit Income Fund
Portfolio of Investments (continued)
April 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Hampshire – 0.2% (0.1% of Total Investments)
$5,000	New Hampshire Business Finance Authority, Revenue Bonds, Elliot Hospital Obligated Group Issue, Series 2009A, 6.125%, 10/01/39 (Pre-refunded 10/01/19)	10/19 at 100.00	BBB (4)	$5,291,050
500	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Kendal at Hanover, Series 2016, 5.000%, 10/01/40	10/26 at 100.00	BBB+	534,300
5,500	Total New Hampshire			5,825,350
	New Jersey – 6.4% (4.0% of Total Investments)
	New Jersey Economic Development Authority, School Facilities Construction Bonds, Refunding Series 2016BBB:
34,310	5.500%, 6/15/29	12/26 at 100.00	BBB+	38,939,105
2,110	5.500%, 6/15/30	12/26 at 100.00	BBB+	2,396,369
	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2005N-1:
6,835	5.500%, 9/01/24 – AMBAC Insured	No Opt. Call	A–	7,762,646
5,000	5.500%, 9/01/28 – NPFG Insured	No Opt. Call	BBB+	5,817,950
11,975	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2015WW, 5.250%, 6/15/40	6/25 at 100.00	BBB+	12,786,785
2,335	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Series 2012K-K, 5.000%, 3/01/23	9/22 at 100.00	BBB+	2,503,610
600	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011, 6.000%, 7/01/26	7/21 at 100.00	BB+	639,702
1,500	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	7/18 at 100.00	BB+	1,507,470
2,325	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Barnabas Health, Refunding Series 2014A, 5.000%, 7/01/44	7/24 at 100.00	A+	2,506,048
	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2016A-1:
5,945	5.000%, 6/15/27	6/26 at 100.00	Baa1	6,574,754
4,000	5.000%, 6/15/28	6/26 at 100.00	Baa1	4,420,720
2,015	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/26	No Opt. Call	BBB+	1,395,246
2,150	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.250%, 12/15/20	No Opt. Call	BBB+	2,283,752
20,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006C, 0.000%, 12/15/33 – AGM Insured	No Opt. Call	A–	10,449,000
10,805	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2011B, 5.000%, 6/15/42	6/21 at 100.00	A–	11,118,453
20,040	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2014AA, 5.000%, 6/15/44	6/24 at 100.00	BBB+	20,907,331
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2015AA:
13,680	4.750%, 6/15/38	6/25 at 100.00	BBB+	14,129,798
5,245	5.250%, 6/15/41	6/25 at 100.00	BBB+	5,593,897
8,230	5.000%, 6/15/45	6/25 at 100.00	BBB+	8,631,130
33,200	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2005D-1, 5.250%, 1/01/26 – AGM Insured	No Opt. Call	A2	39,145,788
	New Jersey Turnpike Authority, Revenue Bonds, Tender Option Bond Trust 2016-XF1057:
120	11.994%, 1/01/43, 144A (Pre-refunded 7/01/22) (IF) (5)	7/22 at 100.00	N/R (4)	168,708
80	11.994%, 1/01/43, 144A (IF) (5)	7/22 at 100.01	A	112,472
1,135	Rutgers State University, New Jersey, Revenue Bonds, Refunding Series 2013L, 5.000%, 5/01/43	5/23 at 100.00	A+	1,251,247
3,410	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018B, 5.000%, 6/01/46	6/28 at 100.00	BBB	3,586,365

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$1,330	Washington Township Board of Education, Mercer County, New Jersey, General Obligation Bonds, Series 2005, 5.250%, 1/01/26 – AGM Insured	No Opt. Call	A2	$1,546,325
198,375	Total New Jersey			206,174,671
	New York – 4.8% (3.0% of Total Investments)
5,810	Build NYC Resource Corporation, Revenue Bonds, Albert Einstein College of Medicine, Inc., Series 2015, 5.500%, 9/01/45, 144A	9/25 at 100.00	N/R	6,278,170
2,250	Dormitory Authority of the State of New York, Insured Revenue Bonds, Mount Sinai School of Medicine, Series 1994A, 5.150%, 7/01/24 – NPFG Insured	No Opt. Call	Baa2	2,543,648
9,700	Dormitory Authority of the State of New York, Revenue Bonds, Columbia University, Series 2017A, 5.000%, 10/01/47 (UB) (5)	No Opt. Call	AAA	12,528,229
4,070	Dormitory Authority of the State of New York, Revenue Bonds, Icahn School of Medicine at Mount Sinai, Refunding Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	A–	4,405,409
7,225	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Cornell University, Series 2010A, 5.000%, 7/01/35	7/20 at 100.00	Aa1	7,659,439
	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2015:
2,700	5.000%, 12/01/40, 144A	6/25 at 100.00	BBB–	2,875,257
5,600	5.000%, 12/01/45, 144A	6/25 at 100.00	BBB–	5,942,160
5	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Series 2009A, 5.000%, 2/15/39 (Pre-refunded 2/15/19)	2/19 at 100.00	Aa1 (4)	5,127
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Tender Option Bond Trust 2016-XF0525:
1,881	10.249%, 2/15/39, 144A (Pre-refunded 2/15/19) (IF)	2/19 at 100.00	N/R (4)	2,023,268
117	10.249%, 2/15/39, 144A (IF)	2/19 at 100.01	Aa1	125,883
1,255	10.242%, 2/15/39, 144A (Pre-refunded 2/15/19) (IF)	2/19 at 100.00	N/R (4)	1,350,142
80	10.242%, 2/15/39, 144A (IF)	2/19 at 100.01	Aa1	86,065
2,695	Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The Academy Charter School Project, Series 2017A, 6.240%, 2/01/47	2/27 at 100.00	N/R	2,627,948
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A:
2,295	5.250%, 2/15/47	2/21 at 100.00	AA–	2,439,516
105	5.250%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa3 (4)	114,230
325	5.750%, 2/15/47	2/21 at 100.00	AA–	351,598
525	5.750%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa3 (4)	578,225
6,075	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/36 (Pre-refunded 5/01/21) – AGM Insured	5/21 at 100.00	A– (4)	6,602,614
10,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012A, 5.000%, 9/01/42	9/22 at 100.00	A–	10,886,700
4,315	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue Bonds, Unity Hospital of Rochester Project, Series 2010, 5.500%, 8/15/40	2/21 at 100.00	AA	4,703,738
1,000	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014, 5.000%, 7/01/31	7/24 at 100.00	Baa1	1,097,580
1,690	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2006A-3, 5.000%, 6/01/35	6/18 at 100.00	B–	1,668,909
4,050	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured	3/19 at 100.00	AA	4,217,549
11,570	New York City Municipal Water Authority, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2016, Series 2015, 5.000%, 6/15/46 (UB)	6/25 at 100.00	AA+	12,862,832
75	New York City, New York, General Obligation Bonds, Fiscal Series 2002G, 5.750%, 8/01/18	7/18 at 100.00	AA	75,265
5	New York City, New York, General Obligation Bonds, Fiscal Series 2005M, 5.000%, 4/01/26 – FGIC Insured	7/18 at 100.00	AA	5,013

NVG	Nuveen AMT-Free Municipal Credit Income Fund
Portfolio of Investments (continued)
April 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$28,615	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A	11/24 at 100.00	N/R	$30,111,565
15	New York State Housing Finance Agency, Mortgage Revenue Refunding Bonds, Housing Project, Series 1996A, 6.125%, 11/01/20 – AGM Insured	5/18 at 100.00	AA	15,041
5,655	Onondaga Civic Development Corporation, New York, Revenue Bonds, Saint Joseph’s Hospital Health Center Project, Series 2012, 5.000%, 7/01/42 (Pre-refunded 7/01/22)	7/22 at 100.00	N/R (4)	6,295,881
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010:
8,550	5.500%, 12/01/31	12/20 at 100.00	BBB	9,251,613
3,155	6.000%, 12/01/36	12/20 at 100.00	BBB	3,457,438
10,360	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/48	6/27 at 100.00	N/R	10,405,377
141,768	Total New York			153,591,429
	North Carolina – 0.8% (0.5% of Total Investments)
1,255	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke University Health System, Series 2009A, 5.000%, 6/01/39 (Pre-refunded 6/01/19)	6/19 at 100.00	Aa2 (4)	1,297,908
10,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke University Health System, Series 2012A, 5.000%, 6/01/42	6/22 at 100.00	AA	10,854,600
4,715	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Vidant Health, Refunding Series 2012A, 5.000%, 6/01/36	6/22 at 100.00	A+	5,085,835
2,150	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, WakeMed, Refunding Series 2012A, 5.000%, 10/01/38	10/22 at 100.00	A2	2,340,404
2,150	North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue Bonds, Aldersgate United Retirement Community Inc., Refunding Series 2017A, 5.000%, 7/01/47	7/27 at 100.00	N/R	2,289,707
1,690	North Carolina Turnpike Authority, Monroe Expressway Toll Revenue Bonds, Series 2017A, 5.000%, 7/01/54	7/26 at 100.00	BBB–	1,837,300
540	Oak Island, North Carolina, Enterprise System Revenue Bonds, Series 2009, 6.000%, 6/01/34 (Pre-refunded 6/01/19) – AGC Insured	6/19 at 100.00	A2 (4)	563,917
22,500	Total North Carolina			24,269,671
	North Dakota – 1.9% (1.2% of Total Investments)
	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2012:
7,000	5.000%, 12/01/29	12/21 at 100.00	Baa1	7,444,850
3,000	5.000%, 12/01/32	12/21 at 100.00	Baa1	3,173,940
2,245	5.000%, 12/01/35	12/21 at 100.00	Baa1	2,362,750
4,525	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2017A, 5.000%, 12/01/42	12/27 at 100.00	Baa1	4,942,296
1,000	Grand Forks, North Dakota, Senior Housing & Nursing Facilities Revenue Bonds, Valley Homes and Services Obligated Group, Series 2017, 5.000%, 12/01/36	12/26 at 100.00	N/R	997,560
	Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series 2017C.:
10,000	5.000%, 6/01/38	6/28 at 100.00	BBB–	10,796,700
10,915	5.000%, 6/01/43	6/28 at 100.00	BBB–	11,709,830
17,000	5.000%, 6/01/48	6/28 at 100.00	BBB–	18,165,520
	Williston Parks and Recreation District, North Dakota, Sales Tax & Gross Revenue Bonds, Series 2012A:
970	4.000%, 3/01/19	No Opt. Call	B	969,719
1,085	5.000%, 3/01/21	No Opt. Call	B	1,105,843
2,535	Williston, North Dakota, Multifamily Housing Revenue Bonds, Eagle Crest Apartments LLC Project, Series 2013, 7.750%, 9/01/38 (8)	9/23 at 100.00	N/R	1,014,000
60,275	Total North Dakota			62,683,008

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio – 10.2% (6.4% of Total Investments)
$4,185	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Revenue Bonds, Children’s Hospital Medical Center, Improvement & Refunding Series 2012, 5.000%, 11/15/42	5/22 at 100.00	A1	$4,398,393
	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Health Partners, Refunding and Improvement Series 2012A:
1,930	5.000%, 5/01/33	5/22 at 100.00	A2	2,081,177
2,540	4.000%, 5/01/33	5/22 at 100.00	A2	2,550,236
3,405	5.000%, 5/01/42	5/22 at 100.00	A2	3,638,549
100,000	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Second Subordinate Capital Appreciation Turbo Term Series 2007C, 0.000%, 6/01/52	6/18 at 100.00	N/R	3,817,000
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
17,305	5.375%, 6/01/24	6/18 at 100.00	Caa1	17,220,032
45,280	5.125%, 6/01/24	6/18 at 100.00	Caa1	44,593,555
20,820	5.875%, 6/01/30	6/18 at 100.00	Caa1	20,811,880
28,385	5.750%, 6/01/34	6/18 at 100.00	Caa1	28,218,664
2,715	6.000%, 6/01/42	6/18 at 100.00	B–	2,714,837
19,440	5.875%, 6/01/47	6/18 at 100.00	B–	19,440,000
10,000	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37	6/22 at 100.00	Caa1	10,223,400
1,000	Butler County Port Authority, Ohio, Revenue Bonds, StoryPoint Fairfield Project, Senior Series 2017A-1, 6.250%, 1/15/34, 144A	1/24 at 104.00	N/R	1,040,700
	Centerville, Ohio Health Care Improvement Revenue Bonds, Graceworks Lutheran Services, Refunding & Improvement Series 2017:
2,750	5.250%, 11/01/37	11/27 at 100.00	N/R	2,925,478
3,200	5.250%, 11/01/47	11/27 at 100.00	N/R	3,358,592
10,000	Chillicothe, Ohio, Hospital Facilities Revenue Bonds, Adena Health System Obligated Group Project, Refunding & Improvement Series 2017, 4.000%, 12/01/42	12/27 at 100.00	A–	9,907,000
	Cleveland Heights-University Heights City School District, Ohio, General Obligation Bonds, School Improvement Series 2014:
3,345	5.000%, 12/01/51	6/23 at 100.00	Aa3	3,612,132
4,965	5.000%, 12/01/51 (Pre-refunded 6/01/23)	6/23 at 100.00	N/R (4)	5,594,066
7,870	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project, Improvement Series 2012A, 5.000%, 11/01/42	5/22 at 100.00	Aa2	8,412,794
7,770	Franklin County, Ohio, Revenue Bonds, Trinity Health Credit Group, Series 2017A., 3.250%, 12/01/42	12/27 at 100.00	AA–	7,126,022
6,425	JobsOhio Beverage System, Ohio, Statewide Senior Lien Liquor Profits Revenue Bonds, Series 2013A, 5.000%, 1/01/38 (UB) (5)	1/23 at 100.00	AA	7,015,265
	JobsOhio Beverage System, Ohio, Statewide Senior Lien Liquor Profits Revenue Bonds, Tender Option Bond Trust 2016-XG0052:
1,250	13.062%, 1/01/38, 144A (IF) (5)	1/23 at 100.00	AA	1,709,325
2,000	13.062%, 1/01/38, 144A (IF) (5)	1/23 at 100.00	AA	2,734,920
625	13.062%, 1/01/38, 144A (IF) (5)	1/23 at 100.00	AA	854,663
1,725	13.062%, 1/01/38, 144A (IF) (5)	1/23 at 100.00	AA	2,358,869
1,750	13.056%, 1/01/38, 144A (IF) (5)	1/23 at 100.01	AA	2,392,705
390	12.980%, 1/01/38, 144A (IF) (5)	1/23 at 100.00	AA	532,217
2,885	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41 (Pre-refunded 11/15/21)	11/21 at 100.00	A+ (4)	3,260,194
	Middletown City School District, Butler County, Ohio, General Obligation Bonds, Refunding Series 2007:
4,380	5.250%, 12/01/27 – AGM Insured	No Opt. Call	A2	5,143,390
6,000	5.250%, 12/01/31 – AGM Insured	No Opt. Call	A2	7,139,460
12,000	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013, 5.000%, 2/15/48	2/23 at 100.00	Ba2	12,474,840

NVG	Nuveen AMT-Free Municipal Credit Income Fund
Portfolio of Investments (continued)
April 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$8,500	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20 (8)	No Opt. Call	D	$3,931,250
1,050	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23 (Mandatory put 3/01/19) (8)	No Opt. Call	D	485,625
2,020	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Corporation Project, Refunding Series 2010B, 3.750%, 6/01/33 (Mandatory put 6/01/20) (8)	No Opt. Call	D	934,250
1,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2006B, 3.125%, 1/01/34 (Mandatory put 7/01/18) (8)	No Opt. Call	D	462,500
	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2009A:	No Opt. Call	D	19,934,400
20,765	5.000%, 2/15/48 (Mandatory put 6/01/22) (8)
4,975	5.000%, 2/15/48	2/23 at 100.00	A+	5,380,711
1,240	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Projects, Junior Lien Convertible Series 2013A-3, 0.000%, 2/15/36 (7)	2/31 at 100.00	A+	1,185,229
1,130	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33 (Mandatory put 6/03/19) (8)	No Opt. Call	D	522,625
20,405	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2009A, 4.375%, 6/01/33 (Mandatory put 6/01/22) (8)	No Opt. Call	D	19,588,800
20,480	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010B, 4.375%, 6/01/33 (Mandatory put 6/01/22) (8)	No Opt. Call	D	19,660,800
1,650	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010C, 4.000%, 6/01/33 (Mandatory put 6/03/19) (8)	No Opt. Call	D	763,125
	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Refunding and Improvement Series 2012:
1,095	5.750%, 12/01/32	12/22 at 100.00	BB–	1,181,571
870	6.000%, 12/01/42	12/22 at 100.00	BB–	937,608
1,365	Toledo Lucas County Port Authority, Ohio, Revenue Bonds, Storypoint Waterville Project, Series 2016A-1, 6.125%, 1/15/34, 144A	1/24 at 104.00	N/R	1,409,895
1,330	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015, 6.000%, 3/01/45	3/25 at 100.00	N/R	1,345,441
2,000	University of Akron, Ohio, General Receipts Bonds, Federally Taxable Build America Bonds, Series 2010B, 5.000%, 1/01/29 – AGM Insured	1/20 at 100.00	A1	2,094,960
426,210	Total Ohio			327,119,145
	Oklahoma – 0.8% (0.5% of Total Investments)
1,400	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise Revenue Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26, 144A	8/21 at 100.00	N/R	1,639,148
3,500	Grand River Dam Authority, Oklahoma, Revenue Bonds, Series 2010A, 5.250%, 6/01/40 (Pre-refunded 6/01/20)	6/20 at 100.00	A1 (4)	3,729,880
	Oklahoma City Water Utilities Trust, Oklahoma, Water and Sewer Revenue Bonds, Series 2011:
1,000	5.375%, 7/01/40	7/21 at 100.00	AAA	1,097,140
1,500	5.000%, 7/01/40	7/21 at 100.00	AAA	1,621,905
1,675	Oklahoma Development Finance Authority, Health System Revenue Bonds, Integris Baptist Medical Center, Series 2008B, 5.250%, 8/15/38 (Pre-refunded 8/15/18)	8/18 at 100.00	N/R (4)	1,691,985

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Oklahoma (continued)
	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B:
$2,900	5.250%, 8/15/43	8/28 at 100.00	BB+	$3,200,469
5,290	5.500%, 8/15/52	8/28 at 100.00	BB+	5,920,251
3,530	5.500%, 8/15/57	8/28 at 100.00	BB+	3,925,466
2,340	Tulsa County Industrial Authority, Oklahoma, Senior Living Community Revenue Bonds, Montereau, Inc. Project, Refunding Series 2017, 5.250%, 11/15/45	11/25 at 102.00	BBB–	2,569,811
23,135	Total Oklahoma			25,396,055
	Oregon – 0.3% (0.2% of Total Investments)
	Multnomah County Hospital Facilities Authority, Oregon, Revenue Bonds, Mirabella South Waterfront, Refunding Series 2014A:
1,000	5.400%, 10/01/44	10/24 at 100.00	N/R	1,065,090
800	5.500%, 10/01/49	10/24 at 100.00	N/R	854,208
	Oregon Department of Administrative Services, State Lottery Revenue Bonds, Series 2011A:
555	5.250%, 4/01/31	4/21 at 100.00	Aa2	602,347
3,445	5.250%, 4/01/31 (Pre-refunded 4/01/21)	4/21 at 100.00	N/R (4)	3,752,156
3,000	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Senior Lien Series 2009A, 5.000%, 11/15/33	5/19 at 100.00	Aa1	3,098,700
8,800	Total Oregon			9,372,501
	Pennsylvania – 6.7% (4.2% of Total Investments)
	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2009:
170	6.750%, 11/01/24	11/19 at 100.00	B	174,388
195	6.875%, 5/01/30	11/19 at 100.00	B	198,916
2,000	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of Pittsburgh Medical Center, Series 2009A, 5.625%, 8/15/39	8/19 at 100.00	A+	2,084,760
3,335	Allegheny County Sanitary Authority, Pennsylvania, Sewer Revenue Bonds, Refunding Series 2010, 5.000%, 6/01/40 – AGM Insured	12/20 at 100.00	A1	3,548,940
2,540	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Refunding Project, Series 2017, 5.000%, 5/01/42, 144A	5/27 at 100.00	Ba1	2,694,864
1,245	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35 (Mandatory put 7/01/21) (8)	No Opt. Call	D	575,813
7,750	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	D	7,420,625
	Refunding Bonds, FirstEnergy Generation Project, Series 2008B, 4.250%, 10/01/47 (Mandatory put 4/01/21) (8)
	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A:
13,235	4.375%, 1/01/35 (Mandatory put 7/01/22) (8)	No Opt. Call	D	12,705,600
3,145	3.500%, 4/01/41 (Mandatory put 6/01/20) (8)	No Opt. Call	D	1,454,563
1,315	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (Mandatory put 6/01/20) (8)	No Opt. Call	D	608,188
11,000	Berks County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Tower Health Project, Series 2017., 5.000%, 11/01/50	11/27 at 100.00	A3	11,961,840
	Bucks County Industrial Development Authority, Pennsylvania, Revenue Bonds, School Lane Charter School Project, Series 2016:
2,410	5.125%, 3/15/36	3/27 at 100.00	BBB–	2,575,374
6,420	5.125%, 3/15/46	3/27 at 100.00	BBB–	6,797,111
	Chester County Health and Educational Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010A:
1,580	5.000%, 5/15/40	5/20 at 100.00	AA	1,656,962
4,435	5.000%, 5/15/40 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R (4)	4,702,785

NVG	Nuveen AMT-Free Municipal Credit Income Fund
Portfolio of Investments (continued)
April 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$5,500	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master Settlement, Series 2018., 4.000%, 6/01/39 – AGM Insured	6/28 at 100.00	A1	$5,531,625
1,000	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries Project, Series 2015, 5.000%, 1/01/29	1/25 at 100.00	BBB+	1,101,540
7,665	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle Health System Project, Series 2012A, 5.000%, 6/01/42	6/22 at 100.00	A+	8,332,392
8,750	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40 – AGM Insured	1/20 at 100.00	A2	9,152,238
1,250	Lancaster County Hospital Authority, Pennsylvania, Revenue Bonds, Landis Homes Retirement Community Project, Refunding Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	BBB–	1,321,538
1,500	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown Concession, Series 2013A, 5.125%, 12/01/47	12/23 at 100.00	A	1,641,645
	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010:
7,970	5.250%, 8/01/33 (Pre-refunded 8/01/20)	8/20 at 100.00	N/R (4)	8,532,523
5,295	5.375%, 8/01/38 (Pre-refunded 8/01/20)	8/20 at 100.00	N/R (4)	5,683,176
	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Albert Einstein Healthcare Network Issue, Series 2015A:
10,450	5.250%, 1/15/45	1/25 at 100.00	BB+	11,034,573
1,150	5.250%, 1/15/46	1/25 at 100.00	BB+	1,213,641
11,810	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009A, 6.400%, 12/01/38	9/25 at 100.00	B+	12,015,612
3,705	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015A-1, 5.000%, 12/01/45	6/25 at 100.00	A	4,060,495
11,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C, 6.250%, 6/01/33 – AGM Insured	6/26 at 100.00	A2	13,512,620
15,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2015B-1, 5.000%, 12/01/45	12/25 at 100.00	A–	16,155,000
10,305	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012A, 5.625%, 7/01/42	7/22 at 100.00	Ba1	11,150,216
	Philadelphia, Pennsylvania, Airport Revenue Bonds, Series 2010A:
5,000	5.000%, 6/15/35 – AGM Insured	6/20 at 100.00	A2	5,257,400
17,850	5.000%, 6/15/40 – AGM Insured	6/20 at 100.00	A2	18,731,076
7,055	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Hotel Room Excise Tax Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/35 – AGC Insured	8/20 at 100.00	AA	7,423,553
5,180	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Sales Tax Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/31 – AGM Insured	8/20 at 100.00	A1	5,468,060
	Scranton, Pennsylvania, Sewer Authority Revenue Bonds, Series 2011A:
1,125	5.250%, 12/01/31 (Pre-refunded 12/01/21) – AGM Insured	12/21 at 100.00	AA (4)	1,245,780
1,000	5.500%, 12/01/35 (Pre-refunded 12/01/21) – AGM Insured	12/21 at 100.00	AA (4)	1,115,930
5,790	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds, Series 2012B, 4.000%, 1/01/33	1/23 at 100.00	BB+	5,816,692
206,125	Total Pennsylvania			214,658,054
	Puerto Rico – 0.7% (0.4% of Total Investments)
590	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2004J, 5.000%, 7/01/29 – NPFG Insured	7/18 at 100.00	Baa2	578,613
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
50,000	0.000%, 8/01/47 – AMBAC Insured	No Opt. Call	D	9,517,000
86,250	0.000%, 8/01/54 – AMBAC Insured	No Opt. Call	D	11,265,975
136,840	Total Puerto Rico			21,361,588

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Rhode Island – 1.1% (0.7% of Total Investments)
$1,000	Rhode Island Health and Educational Building Corporation, Revenue Bonds, Care New England Health System, Series 2013A, 6.000%, 9/01/33 (Pre-refunded 9/01/23)	9/23 at 100.00	BB– (4)	$1,181,280
292,435	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2007A, 0.000%, 6/01/52	7/18 at 100.00	CCC+	33,179,675
293,435	Total Rhode Island			34,360,955
	South Carolina – 2.8% (1.7% of Total Investments)
7,600	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2, 0.000%, 1/01/31 – AMBAC Insured	No Opt. Call	A–	4,789,140
3,155	Saint Peters Parish/Jasper County Public Facilities Corporation, South Carolina, Installment Purchase Revenue Bonds, County Office Building Projects, Series 2011A, 5.250%, 4/01/44 (Pre-refunded 4/01/21) – AGC Insured	4/21 at 100.00	A2 (4)	3,436,300
	South Carolina Jobs-Economic Development Authority, Health Facilities Revenue Bonds, Lutheran Homes of South Carolina Inc., Refunding Series 2017B:
1,000	5.000%, 5/01/37	5/23 at 104.00	N/R	1,045,700
750	5.000%, 5/01/42	5/23 at 104.00	N/R	779,745
1,250	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding Series 2011A, 6.500%, 8/01/39 (Pre-refunded 8/01/21) – AGM Insured	8/21 at 100.00	AA (4)	1,414,563
34,000	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Series 2015A, 5.000%, 12/01/50 (UB) (5)	6/25 at 100.00	A+	36,402,100
20	South Carolina Public Service Authority, Revenue Obligation Bonds, Santee Cooper Electric System, Series 2008A, 5.500%, 1/01/38 (Pre-refunded 1/01/19)	1/19 at 100.00	A+ (4)	20,476
	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding & Improvement Series 2015A:
5,000	5.000%, 12/01/50	6/25 at 100.00	A+	5,353,250
6,000	5.000%, 12/01/55	6/25 at 100.00	A+	6,374,220
5,000	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2014C, 5.000%, 12/01/46	12/24 at 100.00	A+	5,352,300
1,310	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2013A, 5.125%, 12/01/43	12/23 at 100.00	A+	1,399,905
10,285	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2014A, 5.500%, 12/01/54	6/24 at 100.00	A+	11,237,700
10,250	Spartanburg Regional Health Services District, Inc., South Carolina, Hospital Revenue Refunding Bonds, Series 2012A, 5.000%, 4/15/32	4/22 at 100.00	A3	11,140,110
85,620	Total South Carolina			88,745,509
	South Dakota – 0.3% (0.2% of Total Investments)
	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Avera Health, Series 2012A:
250	5.000%, 7/01/27	7/21 at 100.00	A1	268,023
4,350	5.000%, 7/01/42	7/21 at 100.00	A1	4,605,171
3,765	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Regional Health, Refunding Series 2017, 5.000%, 9/01/40	9/27 at 100.00	A1	4,179,414
8,365	Total South Dakota			9,052,608
	Tennessee – 1.2% (0.7% of Total Investments)
12,895	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	BBB+	13,714,864
1,850	Chattanooga-Hamilton County Hospital Authority, Tennessee, Hospital Revenue Bonds, Erlanger Health System, Refunding Series 2014A, 5.000%, 10/01/39	10/24 at 100.00	BBB+	1,980,684

NVG	Nuveen AMT-Free Municipal Credit Income Fund
Portfolio of Investments (continued)
April 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tennessee (continued)
$2,645	Memphis/Shelby County Economic Development Growth Engine Industrial Development Board, Tennessee, Tax Increment Revenue Bonds, Graceland Project, Senior Series 2017A, 5.500%, 7/01/37	7/27 at 100.00	N/R	$2,815,100
3,560	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Knowledge Academy Charter School, Series 2017A, 5.500%, 6/15/37, 144A	6/27 at 100.00	N/R	3,441,310
4,900	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University Medical Center, Series 2016A, 5.000%, 7/01/40	7/26 at 100.00	A3	5,392,205
10,000	The Health and Educational Facilities Board of the City of Franklin, Tennessee, Revenue Bonds, Provision Cares Proton Therapy Center, Nashville Project, Series 2017A, 7.500%, 6/01/47, 144A	6/27 at 100.00	N/R	10,606,600
35,850	Total Tennessee			37,950,763
	Texas – 11.9% (7.4% of Total Investments)
735	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Wayside Schools, Series 2016A, 4.375%, 8/15/36	8/21 at 100.00	BB+	717,323
3,855	Aubrey, Denton County, Texas, Special Assessment Revenue Bonds, Jackson Ridge Public Improvement District Phase 1 Project, Series 2015, 7.250%, 9/01/45	3/23 at 103.00	N/R	3,937,381
3,450	Aubrey, Denton County, Texas, Special Assessment Revenue Bonds, Jackson Ridge Public Improvement District Phases 2-3 Major Improvements Project, Series 2015, 8.250%, 9/01/40	3/23 at 103.00	N/R	3,526,280
5,480	Austin, Texas, Electric Utility System Revenue Bonds, Series 2015A, 5.000%, 11/15/45 (UB) (5)	11/25 at 100.00	AA–	6,108,611
6,685	Bexar County, Texas, Venue Project Revenue Bonds, Refunding Combined Venue Tax Series 2010, 5.500%, 8/15/49 – AGM Insured	8/19 at 100.00	A–	6,956,946
2,500	Board of Managers, Joint Guadalupe County-Seguin City Hospital, Texas, Hospital Mortgage Revenue Bonds, Refunding & Improvement Series 2015, 5.000%, 12/01/45	12/25 at 100.00	BB	2,523,450
2,440	Celina, Texas, Special Assessment Revenue Bonds, Sutton Fields II Public Improvement District Neighborhood Improvement Area 1 Project, Series 2015, 7.250%, 9/01/45	3/23 at 103.00	N/R	2,405,401
4,300	Celina, Texas, Special Assessment Revenue Bonds, Sutton Fields II Public Improvement District Neighborhood Improvement Areas 2-5 Major Improvement Project, Series 2015, 8.250%, 9/01/40	3/23 at 103.00	N/R	4,251,711
405	Celina, Texas, Special Assessment Revenue Bonds, Wells South Public Improvement District Neighborhood Improvement Area 1 Project, Series 2015, 6.250%, 9/01/45	9/24 at 100.00	N/R	417,093
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011:
1,500	5.750%, 1/01/31 (Pre-refunded 1/01/21)	1/21 at 100.00	BBB+ (4)	1,636,995
1,700	6.250%, 1/01/46 (Pre-refunded 1/01/21)	1/21 at 100.00	BBB+ (4)	1,877,123
13,685	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A, 5.000%, 1/01/45	7/25 at 100.00	Baa2	14,893,659
10,375	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2016, 3.375%, 1/01/41	1/26 at 100.00	Baa2	9,145,044
1,270	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea Public Schools, Series 2012, 3.750%, 8/15/22	No Opt. Call	BBB+	1,318,895
	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education Charter School, Series 2013A:
765	4.350%, 12/01/42	12/22 at 100.00	BBB–	769,077
685	4.400%, 12/01/47	12/22 at 100.00	BBB–	688,651
4,000	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education Charter School, Series 2015A, 5.000%, 12/01/45	6/25 at 100.00	BBB–	4,280,160
	Club Municipal Management District 1, Texas, Special Assessment Revenue Bonds, Improvement Area 1 Project, Series 2016:
765	5.750%, 9/01/28	9/23 at 103.00	N/R	739,518
770	6.500%, 9/01/46	9/23 at 103.00	N/R	723,815
11,735	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding and Improvement Bonds, Series 2012C, 5.000%, 11/01/45 – AGM Insured	11/21 at 100.00	A	12,617,824

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$2,330	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2013A, 6.375%, 9/01/42	9/23 at 100.00	N/R	$2,599,045
400	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2014A, 5.250%, 9/01/44	9/24 at 100.00	BB+	425,168
1,255	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy Inc. Project, Series 2012A. RMKT, 4.750%, 5/01/38	11/22 at 100.00	Baa3	1,284,053
8,920	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy Inc. Project, Series 2012B, 4.750%, 11/01/42	11/22 at 100.00	Baa3	9,108,123
20,000	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate Lien Series 2013B, 5.250%, 10/01/51	10/23 at 100.00	AA	22,064,600
10,000	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Series 2013B, 5.000%, 4/01/53 (UB)	10/23 at 100.00	AA	10,820,800
5,470	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Tender Option Bond Trust 2015-XF0228, 13.027%, 11/01/44, 144A (IF)	10/23 at 100.00	AA	7,266,403
4,255	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Houston Methodist Hospital System, Series 2015, 5.000%, 12/01/45	6/25 at 100.00	AA	4,685,734
1,545	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds, Tender Option Bond Trust 2016-XG0054, 10.390%, 11/01/41, 144A (IF) (5)	11/21 at 100.00	AA+	1,919,894
4,080	Harris County, Texas, General Obligation Toll Road Revenue Bonds, Tender Option Bond Trust 2015-XF0074, 11.003%, 8/15/32, 144A – AGM Insured (IF)	No Opt. Call	AAA	7,292,837
6,000	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation Refunding Senior Lien Series 2014A, 0.000%, 11/15/48	11/31 at 44.13	A2	1,482,780
6,000	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 11/15/53	11/24 at 100.00	A–	6,478,020
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3:
14,055	0.000%, 11/15/34 – NPFG Insured	11/24 at 55.69	BB	6,034,374
1,940	0.000%, 11/15/34 (Pre-refunded 11/15/24) – NPFG Insured	11/24 at 55.69	Baa2 (4)	906,096
5,000	Houston Higher Education Finance Corporation, Texas, Education Revenue Bonds, KIPP, Inc., Refunding Series 2015, 4.000%, 8/15/44	8/25 at 100.00	AAA	5,098,000
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B:
4,130	0.000%, 9/01/26 – AMBAC Insured	No Opt. Call	A2	3,154,701
4,865	0.000%, 9/01/27 – AMBAC Insured	No Opt. Call	A2	3,555,196
4,715	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Refunding Series 2015, 5.000%, 9/01/40	9/24 at 100.00	A–	5,110,494
17,000	Houston, Texas, Water and Sewerage System Revenue Bonds, Refunding Junior Lien Series 2002A, 5.750%, 12/01/32 – AGM Insured (ETM)	No Opt. Call	AA (4)	22,823,520
6,700	Hutto Independent School District, Williamson County, Texas, General Obligation Bonds, Refunding Series 2012A, 5.000%, 8/01/46	8/21 at 100.00	A+	7,154,193
3,500	Irving, Texas, Hotel Occupancy Tax Revenue Bonds, Series 2014B, 5.000%, 8/15/43	8/19 at 100.00	BBB+	3,525,760
940	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2015, 5.000%, 8/15/30	8/25 at 100.00	BBB+	1,029,309
1,000	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA Transmission Services Corporation Project, Refunding Series 2015, 5.000%, 5/15/45	5/25 at 100.00	A	1,087,620
	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013:
3,095	5.750%, 12/01/33	12/25 at 100.00	B1	3,251,762
3,125	6.125%, 12/01/38	12/25 at 100.00	B1	3,306,031
	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Legacy at Willow Bend Project, Series 2016:
2,335	5.000%, 11/01/46	11/23 at 103.00	BBB–	2,425,038
6,015	5.000%, 11/01/51	11/23 at 103.00	BBB–	6,225,405

NVG	Nuveen AMT-Free Municipal Credit Income Fund
Portfolio of Investments (continued)
April 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$745	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Wesleyan Homes, Inc. Project, Series 2014, 5.500%, 1/01/43	1/25 at 100.00	N/R	$792,725
210	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Corpus Christi II, L.L.C.-Texas A&M University-Corpus Christi Project, Series 2016A, 5.000%, 4/01/48	4/26 at 100.00	Ba2	213,282
4,530	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation – College Station I LLC – Texas A&M University Project, Series 2014A, 4.100%, 4/01/34 – AGM Insured	4/24 at 100.00	A2	4,591,653
820	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation – San Antonio 1, L.L.C. – Texas A&M University – San Antonio Project, Series 2016A, 5.000%, 4/01/48	4/26 at 100.00	BBB–	834,981
	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation – Stephenville II, L.L.C. – Tarleton State University Project, Series 2014A:
1,000	5.000%, 4/01/34	4/24 at 100.00	BBB–	1,078,360
2,200	5.000%, 4/01/39	4/24 at 100.00	BBB–	2,336,180
1,600	5.000%, 4/01/46	4/24 at 100.00	BBB–	1,692,976
5,540	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Galveston-Texas A&M University at Galveston Project, Series 2014A, 5.000%, 4/01/39	4/24 at 100.00	Baa3	5,952,342
3,220	North Fort Bend Water Authority, Texas, Water System Revenue Bonds, Series 2011, 5.000%, 12/15/36 – AGM Insured	12/21 at 100.00	A2	3,471,353
	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible Capital Appreciation Series 2011C:
2,590	0.000%, 9/01/43 (Pre-refunded 9/01/31) (7)	9/31 at 100.00	N/R (4)	2,798,340
3,910	0.000%, 9/01/45 (Pre-refunded 9/01/31) (7)	9/31 at 100.00	N/R (4)	4,624,553
3,000	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A, 5.500%, 9/01/41 (Pre-refunded 9/01/21) (UB) (5)	9/21 at 100.00	N/R (4)	3,322,290
6,155	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B, 5.000%, 1/01/40	1/23 at 100.00	A	6,656,140
2,000	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2015A, 5.000%, 1/01/38	1/25 at 100.00	A–	2,188,040
610	Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series 2014A, 5.125%, 2/01/39	2/24 at 100.00	Ba2	631,265
1,725	Red River Education Finance Corporation, Texas, Higher Education Revenue Bonds, Saint Edward’s University Project, Series 2016, 4.000%, 6/01/41	6/26 at 100.00	Baa2	1,729,692
2,410	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Baylor Health Care System, Series 2011A, 5.000%, 11/15/30	11/21 at 100.00	AA–	2,590,654
1,870	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Hendrick Medical Center, Refunding Series 2013, 5.500%, 9/01/43	9/23 at 100.00	A	2,038,001
	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2010:
215	5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R (4)	231,626
2,675	5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	AA– (4)	2,888,117
17,640	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2016A, 5.000%, 11/15/45 (UB)	5/26 at 100.00	AA–	19,479,324
7,430	Texas City Industrial Development Corporation, Texas, Industrial Development Revenue Bonds, NRG Energy, Inc. Project, Fixed Rate Series 2012, 4.125%, 12/01/45	2/25 at 100.00	Baa3	7,185,925

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012:
$3,635	5.000%, 12/15/22	No Opt. Call	BBB	$4,013,985
2,500	5.000%, 12/15/26	12/22 at 100.00	BBB	2,736,700
2,500	5.000%, 12/15/29	12/22 at 100.00	BBB	2,720,850
4,355	5.000%, 12/15/30	12/22 at 100.00	BBB	4,729,922
2,975	5.000%, 12/15/32	12/22 at 100.00	BBB	3,217,760
3,150	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2012A, 5.000%, 8/15/41	8/22 at 100.00	A–	3,390,975
	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2015B:
11,280	0.000%, 8/15/36	8/24 at 59.60	A–	5,154,509
10,000	0.000%, 8/15/37	8/24 at 56.94	A–	4,360,200
	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second Tier Refunding Series 2015C:
5,000	5.000%, 8/15/37	8/24 at 100.00	BBB	5,425,550
31,810	5.000%, 8/15/42	8/24 at 100.00	BBB	34,368,160
4,400	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A, 0.000%, 8/15/25 – AMBAC Insured	No Opt. Call	A–	3,552,032
1,840	Ysleta Independent School District Public Facility Corporation, Texas, Lease Revenue Refunding Bonds, Series 2001, 5.375%, 11/15/24 – AMBAC Insured	5/18 at 100.00	AA–	1,873,838
381,310	Total Texas			382,522,213
	Utah – 1.0% (0.6% of Total Investments)
14,585	Utah Transit Authority, Sales Tax Revenue Bonds, Series 2008A, 5.000%, 6/15/36 – AGM Insured	6/18 at 100.00	Aa2	14,641,590
3,615	Utah Transit Authority, Sales Tax Revenue Bonds, Tender Option Bond Trust 2016-XG0023, 9.469%, 6/15/32, 144A – AGM Insured (Pre-refunded 6/15/18) (IF)	6/18 at 100.00	Aa2 (4)	3,653,897
15,000	Utah Transit Authority, Sales Tax Revenue Bonds, Series 2008A, 5.000%, 6/15/32 – AGM Insured (Pre-refunded 6/15/18) (UB) (5)	6/18 at 100.00	Aa2 (4)	15,058,200
33,200	Total Utah			33,353,687
	Virginia – 1.6% (1.0% of Total Investments)
	Embrey Mill Community Development Authority, Virginia, Special Assessment Revenue Bonds, Series 2015:
1,200	5.300%, 3/01/35, 144A	3/25 at 100.00	N/R	1,215,684
1,085	5.600%, 3/01/45, 144A	3/25 at 100.00	N/R	1,102,740
5,000	Hampton Roads Transportation Accountability Commission, Virginia, Hampton Roads Transportation Fund Revenue Bonds, Senior Lien Series 2018A, 5.500%, 7/01/57	1/28 at 100.00	AA	5,921,800
14,945	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital Improvement Project, Refunding Second Senior Lien Series 2014A, 5.000%, 10/01/53	4/22 at 100.00	BBB+	15,859,036
10,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail Capital Appreciation, Second Senior Lien Series 2010B, 0.000%, 10/01/44 (7)	10/28 at 100.00	BBB+	12,525,400
11,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien Revenue Bonds, Series 2009C, 6.500%, 10/01/41 – AGC Insured	10/26 at 100.00	A3	13,843,720
	Roanoke Industrial Development Authority, Virginia, Hospital Revenue Bonds, Carilion Health System Obligated Group, Series 2005B:
985	5.000%, 7/01/38	7/20 at 100.00	A1	1,028,675
15	5.000%, 7/01/38 (Pre-refunded 7/01/20)	7/20 at 100.00	AA (4)	15,961
1,000	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount University Project, Green Series 2015B, 5.250%, 7/01/35, 144A	7/25 at 100.00	BB+	1,073,270
45,230	Total Virginia			52,586,286

NVG	Nuveen AMT-Free Municipal Credit Income Fund
Portfolio of Investments (continued)
April 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington – 2.2% (1.4% of Total Investments)
$9,665	Central Puget Sound Regional Transit Authority, Washington, Sales Tax and Motor Vehicle Excise Tax Bonds, Green Bonds, Series 2016S-1, 5.000%, 11/01/46 (UB)	No Opt. Call	Aa1	$12,337,759
5,000	Energy Northwest, Washington, Electric Revenue Bonds, Columbia Generating Station, Series 2015A, 5.000%, 7/01/38 (UB) (5)	7/25 at 100.00	AA–	5,602,500
3,750	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Series 2009, 5.500%, 6/01/39 (UB) (5)	6/19 at 100.00	AA	3,873,600
7,500	King County, Washington, Sewer Revenue Bonds, Tender Option Bond Trust 2016-XL0009, 8.191%, 1/01/39, 144A – AGC Insured (Pre-refunded 1/01/19) (IF) (5)	1/19 at 100.00	AAA	7,847,700
5,750	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A3	6,110,640
1,250	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Tender Option Bond Trust 2015-XF0148, 12.822%, 10/01/44, 144A (IF) (5)	10/24 at 100.00	AA–	1,698,375
6,540	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital, Series 2012A, 5.000%, 10/01/42	10/22 at 100.00	Aa2	7,085,240
	Washington State Housing Finance Commission, Non-profit Housing Revenue Bonds, Presbyterian Retirement Communities Northwest Project, Refunding Series 2016A:
5,450	5.000%, 1/01/46, 144A	1/25 at 102.00	BB+	5,691,108
3,650	5.000%, 1/01/51, 144A	1/25 at 102.00	BB+	3,798,117
21,510	Washington State, General Obligation Bonds, Series 2002C, 0.000%, 6/01/28 – NPFG Insured (UB) (5)	No Opt. Call	AA+	15,853,300
70,065	Total Washington			69,898,339
	West Virginia – 1.9% (1.2% of Total Investments)
1,900	Monongalia County Commission, West Virginia, Special District Excise Tax Revenue, University Town Centre Economic Opportunity Development District, Refunding & Improvement Series 2017A, 5.500%, 6/01/37, 144A	6/27 at 100.00	N/R	1,954,606
3,145	Pleasants County, West Virginia, Pollution Control Revenue Bonds, Allegheny Energy Supply Company, LLC Pleasants Station Project, Series 2007F, 5.250%, 10/15/37 (Pre-refunded 6/11/18)	6/18 at 100.00	BB (4)	3,109,493
10,000	West Virginia Economic Development Authority, State Lottery Revenue Bonds, Series 2010A, 5.000%, 6/15/40	6/20 at 100.00	A1	10,627,900
40,855	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health System Obligated Group, Refunding & Improvement Series 2013A, 5.500%, 6/01/44	6/23 at 100.00	A	44,926,201
55,900	Total West Virginia			60,618,200
	Wisconsin – 4.3% (2.7% of Total Investments)
	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Cornerstone Charter Academy, North Carolina, Series 2016A:
1,750	5.000%, 2/01/36, 144A	2/26 at 100.00	N/R	1,714,038
305	5.125%, 2/01/46, 144A	2/26 at 100.00	N/R	291,717
500	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Corvian Community School Bonds, North Carolina, Series 2017A, 5.125%, 6/15/47, 144A	6/24 at 100.00	N/R	500,880
1,480	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Envision Science Academy Project, Series 2016A, 5.125%, 5/01/36, 144A	5/26 at 100.00	N/R	1,417,100
6,000	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Phoenix Academy Charter School, North Carolina, Series 2017A, 5.625%, 6/15/37, 144A	6/24 at 100.00	N/R	5,772,000
	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Uwharrie Charter Academy, North Carolina, Series 2017A:
1,000	5.500%, 6/15/37, 144A	6/27 at 100.00	N/R	952,780
1,790	5.625%, 6/15/47, 144A	6/27 at 100.00	N/R	1,686,287
34,100	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American Dream @ Meadowlands Project, Series 2017, 7.000%, 12/01/50, 144A	12/27 at 100.00	N/R	39,464,953
1,700	Public Finance Authority of Wisconsin, Revenue Bonds, Alabama Proton Therapy Center, Senior Series 2017A., 7.000%, 10/01/47, 144A	10/27 at 100.00	N/R	1,717,340

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
	Public Finance Authority, Wisconsin, Educational Revenue Bonds, Lake Norman Charter School, Series 2018A.:
$4,050	5.000%, 6/15/38, 144A	6/26 at 100.00	BBB–	$4,308,026
1,575	5.000%, 6/15/48, 144A	6/26 at 100.00	BBB–	1,664,192
2,500	Public Finance Authority, Wisconsin, Exempt Facilities Revenue Bonds, Celanese Project, Refunding Series 2016C, 4.050%, 11/01/30	5/26 at 100.00	BBB–	2,553,150
	Public Finance Authority, Wisconsin, Revenue Bonds, Prime Healthcare Foundation, Inc., Series 2017A.:
1,830	5.000%, 12/01/27	No Opt. Call	BBB–	1,873,481
1,565	5.200%, 12/01/37	12/27 at 100.00	BBB–	1,583,780
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, American Baptist Homes of the Midwest Obligated Group, Refunding Series 2017, 5.000%, 8/01/37	8/24 at 103.00	N/R	1,012,480
8,460	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2012A, 5.000%, 7/15/25	7/21 at 100.00	A2	9,109,474
2,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2013A, 5.125%, 4/15/31	4/23 at 100.00	A2	2,711,625
6,620	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Health Inc. Obligated Group, Series 2012A, 5.000%, 4/01/42	10/22 at 100.00	AA–	7,039,377
16,190	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran, Series 2011A, 5.250%, 10/15/39	10/21 at 100.00	A1	17,315,691
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B:
1,485	5.000%, 2/15/40	2/22 at 100.00	A–	1,572,452
3,490	4.500%, 2/15/40	2/22 at 100.00	A–	3,597,597
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2012:
11,000	5.000%, 6/01/32	6/22 at 100.00	A3	11,734,140
1,500	5.000%, 6/01/39	6/22 at 100.00	A3	1,580,160
1,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital, Inc., Series 2011A, 5.750%, 5/01/35 (Pre-refunded 5/01/21)	5/21 at 100.00	N/R (4)	1,381,475
5,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc. Obligated Group, Refunding Series 2015, 3.375%, 8/15/29	8/24 at 100.00	A+	5,035,100
1,450	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Rocket Education Obligated Group, Series 2017C, 5.250%, 6/01/40, 144A	6/26 at 100.00	N/R	1,500,098
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Rogers Memorial Hospital, Inc., Series 2014A, 5.000%, 7/01/34	7/24 at 100.00	A–	1,077,300
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Saint John’s Communities Inc., Series 2015B:
550	5.000%, 9/15/37	9/22 at 100.00	BBB–	569,591
1,000	5.000%, 9/15/45	9/22 at 100.00	BBB–	1,029,970
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Three Pillars Senior Living Communities, Refunding Series 2013, 5.000%, 8/15/33	8/23 at 100.00	A	1,081,800
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Woodland Hills Senior Housing Project, Series 2014:
2,565	5.000%, 12/01/44	12/22 at 102.00	N/R	2,671,345
1,775	5.250%, 12/01/49	12/22 at 102.00	N/R	1,869,661
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson Hollow Project. Series 2014:
1,000	5.375%, 10/01/44	10/22 at 102.00	N/R	1,080,350
1,500	5.500%, 10/01/49	10/22 at 102.00	N/R	1,624,890
130,480	Total Wisconsin			140,094,300

NVG	Nuveen AMT-Free Municipal Credit Income Fund
Portfolio of Investments (continued)
April 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wyoming – 0.1% (0.1% of Total Investments)
$2,035	Campbell County, Wyoming Solid Waste Facilities Revenue Bonds, Basin Electric Power Cooperative – Dry Fork Station Facilities, Series 2009A, 5.750%, 7/15/39	7/19 at 100.00	A3	$2,120,958
	Teton County Hospital District, Wyoming, Hospital Revenue Bonds, St. John’s Medical Center Project, Series 2011B:
1,000	5.500%, 12/01/27	12/21 at 100.00	BBB+	1,071,600
1,000	6.000%, 12/01/36	12/21 at 100.00	BBB+	1,087,630
4,035	Total Wyoming			4,280,188
$5,766,459	Total Municipal Bonds (cost $4,828,650,439)			5,138,002,568

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0% (0.0% of Total Investments)
	Transportation – 0.0% (0.0% of Total Investments)
$1,244	Las Vegas Monorail Company, Senior Interest Bonds (9), (10)	5.500%	7/15/19	N/R	$795,571
344	Las Vegas Monorail Company, Senior Interest Bonds (9), (10)	5.500%	7/15/55	N/R	171,987
$1,588	Total Corporate Bonds (cost $96,729)				967,558
	Total Long-Term Investments (cost $4,828,747,168)				5,138,970,126

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.3% (0.2% of Total Investments)
	MUNICIPAL BONDS – 0.3% (0.2% of Total Investments)
	Florida – 0.3% (0.2% of Total Investments)
$10,000	Miami-Dade County School Board, Florida, Variable Rate Demand Bond Obligations, Certificates of Participation, Tender Option Bond Floater 2013-002, 1.840%, 5/01/31 (11)	No Opt. Call	A2	$10,000,000
$10,000	Total Short-Term Investments (cost $10,000,000)			10,000,000
	Total Investments (cost $4,838,747,168) – 159.8%			5,148,970,126
	Floating Rate Obligations – (6.0)%			(192,750,000)
	MuniFund Term Preferred Shares, net of deferred offering costs – (12.6)% (12)			(405,094,990)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (43.7)% (13)			(1,407,633,477)
	Other Assets Less Liabilities – 2.5% (14)			78,967,650
	Net Assets Applicable to Common Shares – 100%			$3,222,459,309

Investments in Derivatives
Interest Rate Swaps – OTC Cleared

Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (15)	Maturity Date	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable	)
$79,400,000	Receive	3-Month LIBOR	2.363%	Semi-Annually	9/10/18	9/10/28	$4,457,277	$1,017	$4,456,260	$(156,249)

Interest Rate Swaps – OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (15)	Optional Termination Date	Maturity Date	Value	Unrealized Appreciation (Depreciation	)
JPMorgan Chase Bank, N.A.	$43,000,000	Receive	Weekly SIFMA	1.841%	Quarterly	8/24/18	9/24/18	8/24/28	$1,776,517	$1,776,517

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	The ratings disclosed are the lowest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	The coupon for this security increased 0.25% effective January 1, 2016 and increased an additional 0.25% effective May 11, 2016.
(7)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(8)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.
(9)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.
(10)	During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund was not accruing income for either senior interest corporate bond. On January 18, 2017, the Fund’s Adviser determined it was likely that this senior interest corporate bond would fulfill its obligation on the security maturing on July 15, 2019, and therefore began accruing income on the Fund’s records.
(11)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
(12)	MuniFund Term Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 7.9%.
(13)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 27.3%.
(14)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.
(15)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ETM	Escrowed to maturity.
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
LIBOR	London Inter-Bank Offered Rate
SIFMA	Securities Industry and Financial Market Association
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

NZF	Nuveen Municipal Credit Income Fund
Portfolio of Investments
April 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 161.2% (100.0% of Total Investments)
	MUNICIPAL BONDS – 161.1% (99.9% of Total Investments)
	Alabama – 1.3% (0.8% of Total Investments)
$8,585	Alabama Private Colleges and University Facilities Authority, Limited Obligation Bonds, University of Mobile Project, Series 2015A, 6.000%, 9/01/45, 144A	9/25 at 100.00	N/R	$8,527,137
9,425	Alabama Special Care Facilities Financing Authority, Birmingham, Hospital Revenue Bonds, Daughters of Charity National Health System – Providence Hospital and St. Vincent’s Hospital, Series 1995, 5.000%, 11/01/25 (ETM)	5/18 at 100.00	Aaa	10,106,427
5,835	Lower Alabama Gas District, Alabama, Gas Project Revenue Bonds, Series 2016A, 5.000%, 9/01/46	No Opt. Call	A3	6,918,268
2,375	Selma Industrial Development Board, Alabama, Gulf Opportunity Zone Revenue Bonds, International Paper Company Project, Series 2010A, 5.800%, 5/01/34	5/20 at 100.00	BBB	2,559,086
26,220	Total Alabama			28,110,918
	Alaska – 0.7% (0.4% of Total Investments)
	Alaska Industrial Development and Export Authority, Power Revenue Bonds, Snettisham Hydroelectric Project, Refunding Series 2015:
1,000	5.000%, 1/01/31 (Alternative Minimum Tax)	7/25 at 100.00	Baa2	1,085,690
2,950	5.000%, 1/01/33 (Alternative Minimum Tax)	7/25 at 100.00	Baa2	3,177,710
2,900	5.000%, 1/01/34 (Alternative Minimum Tax)	7/25 at 100.00	Baa2	3,112,541
	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A:
330	4.625%, 6/01/23	6/18 at 100.00	Ba2	339,431
7,010	5.000%, 6/01/46	6/18 at 100.00	B3	7,009,720
14,190	Total Alaska			14,725,092
	Arizona – 3.4% (2.1% of Total Investments)
1,300	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30	3/22 at 100.00	A–	1,392,404
2,820	Arizona Health Facilities Authority, Revenue Bonds, Scottsdale Lincoln Hospitals Project, Refunding Series 2014A, 5.000%, 12/01/39	12/24 at 100.00	A2	3,111,955
2,930	Arizona Industrial Development Authority, Education Revenue Bonds, Legacy Traditional School Southwest Las Vegas Nevada Campus, Series 2018, 5.2505, 7/01/22, 144A	7/19 at 101.00	N/R	2,893,316
10,450	Arizona Sports and Tourism Authority, Tax Revenue Bonds, Multipurpose Stadium Facility Project, Refunding Senior Series 2012A, 5.000%, 7/01/30	7/22 at 100.00	A	11,085,255
3,390	Arizona State Transportation Board, Highway Revenue Bonds, Tender Option Bond Trust 2017-XG0131, 10.117%, 7/01/33, 144A (Pre-refunded 7/01/18) (IF) (5)	7/18 at 100.00	Aa1 (4)	3,444,138
2,300	Cahava Springs Revitalization District, Cave Creek, Arizona, Special Assessment Bonds, Series 2017A, 7.000%, 7/01/41, 144A	7/27 at 100.00	N/R	2,333,833
3,185	Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds, Series 2015, 5.000%, 7/15/39, 144A	7/25 at 100.00	N/R	3,260,198
4,500	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien Series 2010A, 5.000%, 7/01/40 (Pre-refunded 7/01/20)	7/20 at 100.00	A+ (4)	4,778,460
10,700	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Senior Lien Series 2008A, 5.000%, 7/01/38 (Pre-refunded 7/01/18)	7/18 at 100.00	AA– (4)	10,757,887
4,360	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools East Mesa and Cadence, Nevada Campuses, Series 2017A, 4.000%, 7/01/22, 144A	7/19 at 101.00	N/R	4,248,776
3,065	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools Phoenix/East Mesa and Cadence, Nevada Campuses, Series 2017B, 4.000%, 7/01/22, 144A	7/19 at 101.00	N/R	2,986,812

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Arizona (continued)
	Phoenix Mesa Gateway Airport Authority, Arizona, Special Facility Revenue Bonds, Mesa Project, Series 2012:
$400	5.000%, 7/01/27 (Alternative Minimum Tax)	7/22 at 100.00	A1	$432,220
950	5.000%, 7/01/32 (Alternative Minimum Tax)	7/22 at 100.00	A1	1,020,347
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue and Refunding Bonds, Edkey Charter Schools Project, Series 2013:
335	6.000%, 7/01/33	7/20 at 102.00	BB	313,315
365	6.000%, 7/01/43	7/20 at 102.00	BB	327,828
205	6.000%, 7/01/48	7/20 at 102.00	BB	181,618
1,390	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2014A, 7.375%, 7/01/49	7/20 at 102.00	BB	1,317,873
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2016:
1,790	5.375%, 7/01/46	7/26 at 100.00	BB	1,548,726
2,140	5.500%, 7/01/51	7/26 at 100.00	BB	1,846,542
595	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San Tan Montessori School Project, Series 2016, 6.500%, 2/01/48, 144A	2/24 at 100.00	N/R	560,020
2,060	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San Tan Montessori School Project, Series 2017., 6.750%, 2/01/50, 144A	2/28 at 100.00	N/R	1,994,410
865	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Noah Webster Schools ? Pima Project, Series 2014A, 7.250%, 7/01/39	7/20 at 102.00	BB	822,667
650	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Education Center Project, Series 2010, 6.100%, 6/01/45 (Pre-refunded 6/01/19)	6/19 at 100.00	BB+ (4)	679,120
3,710	Pinal County Electrical District 3, Arizona, Electric System Revenue Bonds, Refunding Series 2011, 5.250%, 7/01/41 (Pre-refunded 7/01/21)	7/21 at 100.00	A (4)	4,070,612
7,235	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc. Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	BBB+	8,470,232
71,690	Total Arizona			73,878,564
	California – 25.2% (15.6% of Total Investments)
1,500	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Insured Revenue Bonds, Channing House, Series 2010, 6.000%, 5/15/30 (Pre-refunded 5/15/20)	5/20 at 100.00	AA– (4)	1,625,700
2,000	ABC Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2000B, 0.000%, 8/01/23 – FGIC Insured	No Opt. Call	A+	1,744,660
4,225	Alameda Unified School District, Alameda County, California, General Obligation Bonds, Series 2005B, 0.000%, 8/01/28 – AGM Insured	No Opt. Call	AA	3,088,897
8,000	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement Project, Refunding Series 2007A-1, 4.375%, 3/01/37 – FGIC Insured	7/18 at 100.00	BBB+	8,008,720
535	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2016A, 5.000%, 3/01/41	3/26 at 100.00	Ba3	562,552
1,900	Blythe Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Redevelopment Project 1, Refunding Series 2015, 5.000%, 5/01/38	11/25 at 100.00	N/R	2,033,456
	Calexico Unified School District, Imperial County, California, General Obligation Bonds, Series 2005B:
4,070	0.000%, 8/01/32 – FGIC Insured	No Opt. Call	A3	2,380,543
6,410	0.000%, 8/01/34 – FGIC Insured	No Opt. Call	A3	3,400,569
1,295	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Golden Gate Tobacco Funding Corporation, Turbo, Series 2007A, 5.000%, 6/01/36	6/18 at 100.00	N/R	1,294,987
	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A:
3,280	5.450%, 6/01/28	12/18 at 100.00	B2	3,317,326
13,500	5.600%, 6/01/36	12/18 at 100.00	B2	13,654,035
12,025	5.650%, 6/01/41	12/18 at 100.00	B2	12,095,947
525	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Merced County Tobacco Funding Corporation, Series 2005A, 5.000%, 6/01/26	7/18 at 100.00	Baa1	525,215

NZF	Nuveen Municipal Credit Income Fund
Portfolio of Investments (continued)
April 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$3,400	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2009B, 5.500%, 10/01/39	10/19 at 100.00	AA–	$3,563,064
	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013A:
3,840	5.000%, 7/01/33	7/23 at 100.00	AA–	4,300,262
710	5.000%, 7/01/37	7/23 at 100.00	AA–	788,192
7,150	California Infrastructure and Economic Development Bank. Clean Water State Revolving Fund Revenue Bonds, Green Series 2018., 5.000%, 10/01/43	4/28 at 100.00	AAA	8,354,918
825	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Santa Rosa Academy Project, Series 2015, 5.375%, 7/01/45, 144A	7/25 at 100.00	BB+	863,841
1,350	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	BBB (4)	1,470,028
10,120	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San Diego County Water Authority Desalination Project Pipeline, Series 2012, 5.000%, 11/21/45, 144A	7/18 at 100.00	Baa3	10,306,613
2,000	California School Finance Authority, Charter School Revenue Bonds, Downtown College Prep – Obligated Group, Series 2016, 5.000%, 6/01/51, 144A	6/26 at 100.00	N/R	2,023,780
2,000	California State Public Works Board, Lease Revenue Bonds, Judicial Council of California, Various Projects Series 2013A, 5.000%, 3/01/38	3/23 at 100.00	A+	2,200,280
1,220	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009-I, 6.375%, 11/01/34 (Pre-refunded 11/01/19)	11/19 at 100.00	A+ (4)	1,303,582
1,500	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2010A-1, 5.750%, 3/01/30 (Pre-refunded 3/01/20)	3/20 at 100.00	A+ (4)	1,607,025
4,500	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2011A, 5.125%, 10/01/31	10/21 at 100.00	A+	4,919,670
	California State, General Obligation Bonds, Various Purpose Series 2010:
1,000	5.500%, 3/01/40	3/20 at 100.00	AA–	1,067,050
8,500	5.250%, 11/01/40	11/20 at 100.00	AA–	9,145,915
3,000	California State, General Obligation Bonds, Various Purpose Series 2011, 5.250%, 10/01/32	10/21 at 100.00	AA–	3,310,740
25,320	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A, 5.500%, 12/01/54	12/24 at 100.00	BB	27,285,085
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A:
8,905	5.000%, 12/01/36, 144A	6/26 at 100.00	BB	9,476,434
12,045	5.000%, 12/01/46, 144A	6/26 at 100.00	BB	12,707,595
17,040	5.250%, 12/01/56, 144A	6/26 at 100.00	BB	18,146,578
	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes of the West, Series 2010:
1,030	6.250%, 10/01/39	10/19 at 100.00	BBB+	1,085,074
1,050	6.000%, 7/01/40 (Pre-refunded 1/01/19)	1/19 at 100.00	N/R (4)	1,079,652
1,000	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.500%, 7/01/39 (6)	7/18 at 100.00	CCC	1,000,010
755	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005H, 5.750%, 7/01/25 (6)	7/18 at 100.00	CCC	756,782
2,455	California Statewide Community Development Authority, Revenue Bonds, Methodist Hospital Project, Series 2009, 6.750%, 2/01/38 (Pre-refunded 8/01/19)	8/19 at 100.00	N/R (4)	2,602,865
20	California, General Obligation Veterans Welfare Bonds, Series 2001BZ, 5.350%, 12/01/21 (Pre-refunded 6/01/18) – NPFG Insured (Alternative Minimum Tax)	6/18 at 100.00	AA– (4)	20,045
9,955	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District 98-2, Series 2005, 0.000%, 9/01/31 – FGIC Insured	No Opt. Call	Baa2	5,956,574
3,000	Clovis Unified School District, Fresno County, California, General Obligation Bonds, Election 2012 Series 2013B, 5.000%, 8/01/38	8/23 at 100.00	AA	3,326,040

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$4,000	Coast Community College District, Orange County, California, General Obligation Bonds, Series 2005, 0.000%, 8/01/22 – NPFG Insured	No Opt. Call	AA+	$3,638,920
3,795	Colton Joint Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2006C, 0.000%, 2/01/37 – FGIC Insured	No Opt. Call	A+	1,802,815
3,290	Contra Costa County, California, GNMA Mortgage-Backed Securities Program Home Mortgage Revenue Bonds, Series 1989, 7.750%, 5/01/22 (Alternative Minimum Tax) (ETM)	No Opt. Call	AA+ (4)	3,642,885
1,320	Davis, California, Special Tax Bonds, Community Facilities District 2015-1 Series 2015, 5.000%, 9/01/40	9/25 at 100.00	N/R	1,436,305
2,510	Folsom Cordova Unified School District, Sacramento County, California, General Obligation Bonds, School Facilities Improvement District 1, Series 2004B, 0.000%, 10/01/28 – NPFG Insured	No Opt. Call	AA–	1,794,198
3,360	Folsom Cordova Unified School District, Sacramento County, California, General Obligation Bonds, School Facilities Improvement District 2, Series 2002A, 0.000%, 7/01/27 – NPFG Insured	No Opt. Call	AA–	2,541,470
3,725	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2015A, 0.000%, 1/15/34 – AGM Insured	No Opt. Call	BBB–	1,972,499
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A:
3,000	0.000%, 1/15/26 (7)	No Opt. Call	BBB–	2,552,610
1,560	5.750%, 1/15/46	1/24 at 100.00	BBB–	1,774,484
3,560	6.000%, 1/15/49	1/24 at 100.00	BBB–	4,140,102
4,505	Foothill-De Anza Community College District, Santa Clara County, California, Election of 1999 General Obligation Bonds, Series A, 0.000%, 8/01/30 – NPFG Insured	No Opt. Call	AAA	3,087,096
2,315	Gateway Unified School District, California, General Obligation Bonds, Series 2004B, 0.000%, 8/01/32 – FGIC Insured	No Opt. Call	A+	1,369,276
1,000	Gavilan Joint Community College District, Santa Clara and San Benito Counties, California, General Obligation Bonds, Election of 2004 Series 2011D, 5.750%, 8/01/35 (Pre-refunded 8/01/21)	8/21 at 100.00	AA– (4)	1,120,990
3,170	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 0.000%, 6/01/26 – AGM Insured	No Opt. Call	A1	2,514,000
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
13,420	5.000%, 6/01/33	6/18 at 100.00	B3	13,537,828
32,800	5.750%, 6/01/47	6/18 at 100.00	B3	33,742,344
13,550	5.125%, 6/01/47	6/18 at 100.00	B–	13,549,729
7,150	Grossmont Healthcare District, California, General Obligation Bonds, Series 2011B, 6.125%, 7/15/40 (Pre-refunded 7/15/21)	7/21 at 100.00	Aaa	8,076,997
3,190	Hillsborough City School District, San Mateo County, California, General Obligation Bonds, Series 2006B, 0.000%, 9/01/27	No Opt. Call	AAA	2,467,816
5,000	Huntington Beach Union High School District, Orange County, California, General Obligation Bonds, Series 2005, 0.000%, 8/01/31 – NPFG Insured	No Opt. Call	Aa2	3,186,450
2,500	Huntington Beach Union High School District, Orange County, California, General Obligation Bonds, Series 2007, 0.000%, 8/01/32 – FGIC Insured	No Opt. Call	AA–	1,520,675
14,000	Inland Empire Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Series 2007C-2, 0.000%, 6/01/47	6/18 at 100.00	N/R	2,031,120
10,600	Inland Empire Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Series 2007, 0.000%, 6/01/36	6/18 at 100.00	N/R	3,262,468
4,615	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2018A., 5.000%, 5/15/44 (Alternative Minimum Tax)	5/28 at 100.00	A1	5,225,795
23,665	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2018A., 5.000%, 7/01/48	1/28 at 100.00	Aa2	27,287,165
2,750	Los Angeles Regional Airports Improvement Corporation, California, Lease Revenue Refunding Bonds, LAXFUEL Corporation at Los Angeles International Airport, Series 2012, 4.500%, 1/01/27 (Alternative Minimum Tax)	1/22 at 100.00	A	2,863,850
20,000	Los Angeles Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2008 Series 2018B-1, 5.000%, 7/01/38	1/28 at 100.00	Aa2	23,369,800

NZF	Nuveen Municipal Credit Income Fund
Portfolio of Investments (continued)
April 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$540	Madera County, California, Certificates of Participation, Children’s Hospital Central California, Series 2010, 5.375%, 3/15/36	3/20 at 100.00	A1	$568,064
2,000	Martinez Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2011, 5.875%, 8/01/31	8/24 at 100.00	AA	2,393,200
1,000	Mendocino-Lake Community College District, Mendocino and Lake Counties, California, General Obligation Bonds, Election 2006, Series 2011B, 5.600%, 8/01/31 – AGM Insured	8/26 at 100.00	A1	1,208,150
	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A:
1,030	0.000%, 8/01/28 (7)	2/28 at 100.00	AA	979,829
2,320	0.000%, 8/01/43 (7)	8/35 at 100.00	AA	1,859,573
5,420	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009B, 6.500%, 11/01/39	No Opt. Call	BBB+	7,507,188
	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009C:
2,700	7.000%, 11/01/34	No Opt. Call	BBB+	3,772,251
2,200	6.500%, 11/01/39	No Opt. Call	BBB+	3,047,198
	North Orange County Community College District, California, General Obligation Bonds, Election of 2002 Series 2003B:
7,735	0.000%, 8/01/25 – FGIC Insured	No Opt. Call	AA+	6,437,376
4,180	0.000%, 8/01/26 – FGIC Insured	No Opt. Call	AA+	3,358,755
10,885	Norwalk La Mirada Unified School District, Los Angeles County, California, General Obligation Bonds, Election of 2002 Series 2005B, 0.000%, 8/01/25 – FGIC Insured	No Opt. Call	A+	8,822,401
3,000	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.625%, 11/01/29 (Pre-refunded 11/01/19)	11/19 at 100.00	N/R (4)	3,211,950
770	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 5.250%, 11/01/21 (Pre-refunded 11/01/20)	11/20 at 100.00	Ba1 (4)	813,320
6,000	Palomar Pomerado Health, California, General Obligation Bonds, Capital Appreciation, Election of 2004, Series 2007A, 0.000%, 8/01/24 – NPFG Insured	No Opt. Call	BB+	4,950,960
12,210	Palomar Pomerado Health, California, General Obligation Bonds, Convertible Capital Appreciation, Election 2004 Series 2010A, 0.000%, 8/01/40 (7)	8/30 at 100.00	BB+	13,897,300
5,000	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/38 – AGC Insured (7)	8/29 at 100.00	BB+	6,084,050
1,750	Paramount Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2001B, 0.000%, 9/01/23 – AGM Insured	No Opt. Call	A1	1,536,972
9,315	Perris, California, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Bonds, Series 1989A, 7.600%, 1/01/23 (Alternative Minimum Tax) (ETM)	No Opt. Call	AA+ (4)	11,551,345
2,500	Petaluma, Sonoma County, California, Wastewater Revenue Bonds, Refunding Series 2011, 5.500%, 5/01/32 (Pre-refunded 5/01/21)	5/21 at 100.00	A1 (4)	2,758,700
3,850	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates of Participation, Refunding Series 2011, 6.250%, 10/01/28 – AGM Insured	10/25 at 100.00	A2	4,395,506
3,200	Redlands Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2003, 0.000%, 7/01/27 – AGM Insured	No Opt. Call	A2	2,403,040
2,000	Ridgecrest Redevelopment Agency, California, Ridgecrest Redevelopment Project Tax Allocation Bonds, Refunding Series 2010, 6.125%, 6/30/37	6/20 at 100.00	A–	2,139,080
205	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds, Series 2013A, 5.750%, 6/01/44	6/23 at 100.00	BBB–	227,398
2,755	Sacramento City Unified School District, Sacramento County, California, General Obligation Bonds, Series 2007, 0.000%, 7/01/25 – AGM Insured	No Opt. Call	A+	2,221,053
3,550	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011, 7.500%, 12/01/41	12/21 at 100.00	BB	3,955,481
165	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District 2006-1 Marblehead Coastal, Series 2015, 5.000%, 9/01/40	9/25 at 100.00	N/R	177,994

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$3,000	San Diego Community College District, California, General Obligation Bonds, Tender Option Bond Trust 2016-XG0053, 10.380%, 8/01/41, 144A (Pre-refunded 8/01/21) (IF) (5)	8/21 at 100.00	Aaa	$3,877,290
1,830	San Diego Public Facilities Financing Authority, California, Water Utility Revenue Bonds, Tender Option Bond Trust 2015-XF0098, 14.934%, 8/01/39, 144A (Pre-refunded 8/01/19) (IF)	8/19 at 100.00	AA– (4)	2,167,800
16,875	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2017A, 5.000%, 5/01/47 (Alternative Minimum Tax)	5/27 at 100.00	A+	18,841,950
670	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2009C, 6.500%, 8/01/39 (Pre-refunded 8/01/19)	8/19 at 100.00	A– (4)	708,726
4,150	San Joaquin Delta Community College District, California, General Obligation Bonds, Election 2004 Series 2008B, 0.000%, 8/01/29 – AGM Insured	8/18 at 53.32	AA–	2,201,865
2,700	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2014B, 5.250%, 1/15/44	1/25 at 100.00	BBB–	2,931,255
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2014A:
6,630	5.000%, 1/15/44	1/25 at 100.00	BBB	7,182,146
3,160	5.000%, 1/15/50	1/25 at 100.00	BBB	3,411,441
7,205	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Series 1997A, 0.000%, 1/15/23 – NPFG Insured	No Opt. Call	Baa2	6,327,719
5,760	San Ysidro School District, San Diego County, California, General Obligation Bonds, Refunding Series 2015, 0.000%, 8/01/45	No Opt. Call	A1	1,510,733
690	Semitrophic Improvement District of Semitrophic Water Storage District, Kern County, California, Revenue Bonds, Refunding Series 2009A, 5.000%, 12/01/38 (Pre-refunded 12/01/19)	12/19 at 100.00	A+ (4)	723,913
	Silicon Valley Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Santa Clara County Tobacco Securitization Corporation, Series 2007A:
7,500	0.000%, 6/01/36	6/18 at 100.00	N/R	2,751,000
37,555	0.000%, 6/01/47	6/18 at 100.00	N/R	6,711,454
	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2006A:
11,595	5.000%, 6/01/37	6/18 at 100.00	B2	11,628,510
3,090	5.125%, 6/01/46	6/18 at 100.00	B2	3,095,315
1,800	Walnut Valley Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2000 Series 2003D, 0.000%, 8/01/27 – FGIC Insured	No Opt. Call	AA–	1,383,030
	Wiseburn School District, Los Angeles County, California, General Obligation Bonds, Series 2011B:
4,005	0.000%, 8/01/36 – AGM Insured (7)	8/31 at 100.00	Aa3	3,416,946
3,900	5.625%, 5/01/41 (Pre-refunded 8/01/21) – AGM Insured	8/21 at 100.00	Aa3 (4)	4,350,021
3,000	Yuba Community College District, California, General Obligation Bonds, Election 2006 Series 2011C, 5.250%, 8/01/47 (Pre-refunded 8/01/21)	8/21 at 100.00	Aa2 (4)	3,315,930
608,700	Total California			552,725,166
	Colorado – 6.6% (4.1% of Total Investments)
1,250	Adams County School District 1, Mapleton Public Schools, Colorado, General Obligation Bonds, Series 2010, 6.250%, 12/01/35 (Pre-refunded 12/01/20)	12/20 at 100.00	AA– (4)	1,382,612
1,500	Anthem West Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2015, 5.000%, 12/01/35 – BAM Insured	12/25 at 100.00	A3	1,644,450
1,600	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series 2006, 5.250%, 10/01/40 – SYNCORA GTY Insured	7/18 at 100.00	BBB	1,600,016
1,215	Base Village Metropolitan District 2, Colorado, General Obligation Bonds, Refunding Series 2016A, 5.500%, 12/01/36	12/21 at 103.00	N/R	1,238,425
700	Brighton Crossing Metropolitan District 4, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding Series 2013, 7.000%, 12/01/23 (Pre-refunded 7/01/18)	7/18 at 100.00	N/R (4)	705,887

NZF	Nuveen Municipal Credit Income Fund
Portfolio of Investments (continued)
April 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	Canyons Metropolitan District 5, Douglas County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Refunding & Improvement Series 2017A:
$775	6.000%, 12/01/37	12/22 at 103.00	N/R	$780,107
2,320	6.125%, 12/01/47	12/22 at 103.00	N/R	2,335,915
685	Canyons Metropolitan District 6, Douglas County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Refunding & Improvement Series 2017A, 6.125%, 12/01/47	12/22 at 103.00	N/R	678,951
500	Castle Oaks Metropolitan District 3, Castle Rock, Douglas County, Colorado, General Obligation Limited Tax Bonds, Series 2016, 5.500%, 12/01/45 (Pre-refunded 12/01/20)	12/20 at 103.00	N/R (4)	557,230
	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding & Improvement Series 2017:
770	5.000%, 12/01/37, 144A	12/22 at 103.00	N/R	788,503
2,210	5.000%, 12/01/47, 144A	12/22 at 103.00	N/R	2,241,912
625	Central Platte Valley Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2013A, 6.000%, 12/01/38	12/23 at 100.00	BBB–	719,631
1,000	Cherry Creek Corporate Center Metropolitan District, Arapahoe County, Colorado, Revenue Bonds, Refunding Senior Lien Series 2015A, 5.000%, 6/01/37	12/25 at 100.00	N/R	997,520
1,240	Colorado City Metropolitan District, Oueblo county, Colorado, Water and Wastewater Enterprise Revenue Bonds, Refunding & Improvement Series 2012, 4.500%, 12/01/34	12/19 at 100.00	BBB+	1,265,966
1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Pinnacle Charter School, Inc. High School Project, Series 2010, 5.000%, 12/01/29	12/19 at 100.00	BBB–	1,027,350
2,135	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Montessori Peaks Academy, Series 2006A, 5.400%, 5/01/26	5/18 at 100.00	N/R	2,086,301
9,440	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006A, 4.500%, 9/01/38	7/18 at 100.00	BBB+	9,450,762
3,335	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2009A, 5.500%, 7/01/34	7/19 at 100.00	BBB+	3,443,087
9,335	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	BBB+	9,928,519
2,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Children’s Hospital Colorado Project, Series 2013A, 5.000%, 12/01/36	12/23 at 100.00	A+	2,183,660
2,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Craig Hospital Project, Series 2012, 4.000%, 12/01/42	12/22 at 100.00	A	2,014,940
3,655	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013A, 5.000%, 6/01/45	6/25 at 100.00	BBB	3,887,604
585	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013, 5.625%, 6/01/43	6/23 at 100.00	BBB	651,310
1,150	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Poudre Valley Health System, Series 2005C, 5.250%, 3/01/40 – AGM Insured	9/18 at 102.00	Aa3	1,182,430
11,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA–	11,976,790
2,105	Colorado International Center Metropolitan District 14, Denver, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2018., 5.875%, 12/01/46	12/23 at 103.00	N/R	2,188,926
2,250	Colorado Springs, Colorado, Utilities System Revenue Bonds, Improvement Series 2013B-1, 5.000%, 11/15/38	11/23 at 100.00	AA	2,515,657
	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System Revenue Bonds, Series 2009A:
20	5.000%, 3/01/34	3/19 at 100.00	AA–	20,486
1,175	5.000%, 3/01/34 (Pre-refunded 3/01/19)	3/19 at 100.00	N/R (4)	1,205,338
5	5.000%, 3/01/34 (Pre-refunded 3/01/19)	3/19 at 100.00	N/R (4)	5,129
1,945	Commerce City, Colorado, Sales and Use Tax Revenue Bonds, Refunding Series 2015, 5.000%, 8/01/36 – BAM Insured	8/25 at 100.00	A1	2,151,209
1,000	Concord Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Refunding Series 2010, 5.375%, 12/01/40	12/20 at 100.00	BBB+	1,030,640

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$500	Copperleaf Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2006, 5.250%, 12/01/30	12/20 at 103.00	N/R	$524,590
2,200	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012B, 5.000%, 11/15/32	11/22 at 100.00	A+	2,418,592
3,870	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 11/15/43	11/23 at 100.00	A	4,214,662
10,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Capital Appreciation Series 2010A, 0.000%, 9/01/41	No Opt. Call	BBB+	4,005,700
8,845	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/26 – NPFG Insured	No Opt. Call	BBB+	6,834,266
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
7,550	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	BBB+	5,090,059
11,100	0.000%, 9/01/31 – NPFG Insured	No Opt. Call	BBB+	6,835,602
10,000	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	BBB+	5,913,300
8,135	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 9/01/28 – NPFG Insured	9/20 at 63.98	BBB+	4,896,619
	Eaton Area Park and Recreation District, Colorado, General Obligation Limited Tax Bonds, Series 2015:
475	5.500%, 12/01/30	12/22 at 100.00	N/R	511,328
180	5.250%, 12/01/34	12/22 at 100.00	N/R	189,711
500	Erie Highlands Metropolitan District No. 1 (In the Town of Erie), Weld County, Colorado, General Obligation Limited Tax Bonds, Series 2015A, 5.750%, 12/01/45	12/20 at 103.00	N/R	506,870
968	Flatiron Meadows Metropolitan District, Boulder County, Colorado, General Obligation Limited Tax Bonds, Series 2016, 5.125%, 12/01/46	12/21 at 103.00	N/R	941,777
	Foothills Metropolitan District, Fort Collins, Colorado, Special Revenue Bonds, Series 2014:
1,125	5.750%, 12/01/30	12/24 at 100.00	N/R	1,157,794
1,000	6.000%, 12/01/38	12/24 at 100.00	N/R	1,021,710
770	Great Western Park Metropolitan District 2, Broomfield City and County, Colorado, General Obligation Bonds, Series 2016A, 5.000%, 12/01/46	12/21 at 100.00	N/R	771,247
	Johnstown Plaza Metropolitan District, Colorado, Special Revenue Bonds, Series 2016A:
1,590	5.250%, 12/01/36	12/21 at 103.00	N/R	1,522,616
6,130	5.375%, 12/01/46	12/21 at 103.00	N/R	5,817,247
1,000	Meridian Metropolitan District, Douglas County, Colorado, General Obligation Refunding Bonds, Series 2011A, 5.000%, 12/01/41	12/21 at 100.00	A–	1,070,560
825	North Range Metropolitan District No. 2 , In the City of Commerce City, Adams County,	12/22 at 103.00	N/R	828,473
	Colorado, Limited Tax General Obligation and Special Revenue and Improvement Bonds, Refunding Series 2017A, 5.750%, 12/01/47
1,870	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/45	12/25 at 100.00	A	2,050,081
3,015	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Refunding Bonds, Series 2011, 6.125%, 12/01/41 (Pre-refunded 12/01/20) – AGM Insured	12/20 at 100.00	A2 (4)	3,325,424
500	Parker Automotive Metropolitan District (In the Town of Parker, Colorado), General Obligation Bonds, Refunding Series 2016, 5.000%, 12/01/45	12/26 at 100.00	N/R	466,715
1,590	Regional Transportation District, Colorado, Certificates of Participation, Series 2010A, 5.375%, 6/01/31	6/20 at 100.00	A	1,688,405
	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010:
4,355	6.000%, 1/15/34	7/20 at 100.00	Baa3	4,663,987
2,365	6.000%, 1/15/41	7/20 at 100.00	Baa3	2,517,117
1,034	Reserve Metropolitan District 2, Mount Crested Butte, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2016A, 5.000%, 12/01/45	12/26 at 100.00	N/R	1,038,250
525	Sierra Ridge Metropolitan District 2, Douglas County, Colorado, General Obligation Bonds, Limited Tax Series 2016A, 5.500%, 12/01/46	12/21 at 103.00	N/R	536,004

NZF	Nuveen Municipal Credit Income Fund
Portfolio of Investments (continued)
April 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$650	Thompson Crossing Metropolitan District No. 6 in the Town of Johnstown, Larimer County, Colorado, General Obligation Limited Tax Bonds Series 2015A, 6.000%, 12/01/44	12/20 at 103.00	N/R	$657,007
55	Water Valley Metropolitan District 1, Colorado, General Obligation Bonds, Refunding Series 2016, 5.250%, 12/01/40	12/26 at 100.00	N/R	57,271
105	Water Valley Metropolitan District 2, Windsor, Colorado, General Obligation Bonds, Refunding Series 2016, 5.250%, 12/01/40	12/26 at 100.00	N/R	111,859
163,852	Total Colorado			146,072,106
	Connecticut – 0.1% (0.0% of Total Investments)
1,500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford HealthCare, Series 2011A, 5.000%, 7/01/41	7/21 at 100.00	A	1,579,635
	Florida – 4.3% (2.7% of Total Investments)
1,250	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc. Project, Series 2010A, 6.000%, 9/01/40	9/20 at 100.00	BBB	1,310,137
	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc. Project, Series 2013A:
1,005	5.000%, 9/01/43	9/23 at 100.00	BBB	1,043,471
865	5.000%, 9/01/45	9/23 at 100.00	BBB	897,273
635	Belmont Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2016A, 5.375%, 11/01/36	11/27 at 100.00	N/R	655,993
535	Belmont Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2016B, 5.625%, 11/01/35	No Opt. Call	N/R	545,957
665	Bexley Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Series 2016, 4.700%, 5/01/36	5/26 at 100.00	N/R	674,869
2,115	Brevard County Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Health First, Inc. Project, Series 2009B, 7.000%, 4/01/39 (Pre-refunded 4/01/19)	4/19 at 100.00	A (4)	2,211,825
3,430	Broward County, Florida, Airport Facility Revenue Bonds, Learjet Inc., Series 2000, 7.500%, 11/01/20 (Alternative Minimum Tax)	7/18 at 100.00	Caa1	3,431,269
5,005	Broward County, Florida, Airport System Revenue Bonds, Refunding Series 2009O, 5.375%, 10/01/29	10/19 at 100.00	A+	5,241,386
1,480	Brwoard County, Florida, Fuel System Revenue Bonds, Fort Lauderdale Fuel Facilities LLC Project, Series 2013A, 5.000%, 4/01/33 – AGM Insured (Alternative Minimum Tax)	4/23 at 100.00	AA	1,584,902
4,390	Capital Trust Agency, Florida, Multifamily Housing Revenue Bonds, The Gardens Apartments Project, Series 2015A, 5.000%, 7/04/50	7/25 at 100.00	A–	4,547,381
	Creekside at Twin Creeks Community Development District, Florida, Special Assessment Bonds, Area 1 Project, Series 2016A-1:
125	5.250%, 11/01/37	11/28 at 100.00	N/R	128,247
160	5.600%, 11/01/46	11/28 at 100.00	N/R	166,085
330	Creekside at Twin Creeks Community Development District, Florida, Special Assessment Bonds, Area 1 Project, Series 2016A-2, 5.625%, 11/01/35	No Opt. Call	N/R	345,210
	Downtown Doral Community Development District, Florida, Special Assessment Bonds, Series 2015:
555	5.250%, 5/01/35	5/26 at 100.00	N/R	564,418
615	5.300%, 5/01/36	5/26 at 100.00	N/R	625,012
955	5.500%, 5/01/45	5/26 at 100.00	N/R	959,909
1,305	5.500%, 5/01/46	5/26 at 100.00	N/R	1,310,859
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown Doral Charter Elementary School Project, Series 2017C.:
1,115	5.650%, 7/01/37, 144A	7/27 at 101.00	N/R	1,085,653
3,385	5.750%, 7/01/47, 144A	7/27 at 101.00	N/R	3,273,329

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Florida Charter Foundation Inc. Projects, Series 2016A:
$1,015	6.250%, 6/15/36, 144A	6/26 at 100.00	N/R	$1,040,202
1,420	4.750%, 7/15/36, 144A	7/26 at 100.00	N/R	1,342,085
2,575	6.375%, 6/15/46, 144A	6/26 at 100.00	N/R	2,636,130
1,465	5.000%, 7/15/46, 144A	7/26 at 100.00	N/R	1,387,809
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Pepin Academies Inc., Series 2016A:
1,000	5.000%, 7/01/36	7/26 at 100.00	N/R	937,490
6,785	5.125%, 7/01/46	7/26 at 100.00	N/R	6,249,460
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School Income Projects, Series 2015A:
900	6.000%, 6/15/35, 144A	6/25 at 100.00	N/R	943,992
560	6.125%, 6/15/46, 144A	6/25 at 100.00	N/R	579,684
1,100	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova Southeastern University, Refunding Series 2011, 6.375%, 4/01/31	4/21 at 100.00	Baa1	1,205,710
3,310	Florida, Development Finance Corporation, Surface Transportation Facility Revenue Bonds, Brightline Passenger Rail Project – South Segment, Series 2017., 0.000%, 1/01/47, 144A (Alternative Minimum Tax)	1/19 at 105.00	BB–	3,407,413
320	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, South Parcel Assessment Area Project, Series 2016, 4.750%, 5/01/36	5/26 at 100.00	N/R	321,056
4,695	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport, Series 2015A, 5.000%, 10/01/44	10/24 at 100.00	A–	5,090,695
1,750	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport, Subordinate Lien Series 2015B, 5.000%, 10/01/40 (Alternative Minimum Tax)	10/24 at 100.00	A+	1,879,815
2,490	Miami-Dade County, Florida, Special Obligation Bonds, Refunding Subordinate Series 2012B, 5.000%, 10/01/37	10/22 at 100.00	A2	2,699,733
7,045	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2013A, 5.000%, 10/01/42	10/22 at 100.00	A+	7,659,747
2,140	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 53, Series 2015, 5.350%, 8/01/35	8/26 at 100.00	N/R	2,291,405
2,185	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health, Inc., Series 2012A, 5.000%, 10/01/42	4/22 at 100.00	A	2,353,573
2,335	Orlando, Florida, Capital Improvement Special Revenue Bonds, Series 2014B, 5.000%, 10/01/46	10/24 at 100.00	Aa2	2,612,795
85	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Sinai Residences of Boca Raton Project, Series 2014A, 7.250%, 6/01/34	6/22 at 102.00	N/R	97,862
545	Reunion West Community Development District, Florida, Special Assessment Bonds, Area 3 Project, Series 2016, 5.000%, 11/01/46	11/26 at 100.00	N/R	549,883
	Six Mile Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 2, Series 2016:
175	4.750%, 11/01/28	11/27 at 100.00	N/R	177,018
295	5.375%, 11/01/36	11/27 at 100.00	N/R	300,602
375	South Village Community Development District, Clay County, Florida, Capital Improvement Revenue Bonds, Refunding Series 2016A1, 3.625%, 5/01/35	5/26 at 100.00	BBB	366,379
	South Village Community Development District, Clay County, Florida, Capital Improvement Revenue Bonds, Refunding Series 2016A2:
140	4.350%, 5/01/26	No Opt. Call	N/R	140,909
100	4.875%, 5/01/35	5/26 at 100.00	N/R	100,890
1,350	Sumter County Industrial Development Authority, Florida, Hospital Revenue Bonds, Central Florida Health Alliance Projects, Series 2014A, 5.125%, 7/01/34	1/24 at 100.00	A–	1,459,606
11,000	Sunrise, Florida, Utility System Revenue Refunding Bonds, Series 1998, 5.000%, 10/01/28 – AMBAC Insured	10/18 at 100.00	AA–	11,142,450

NZF	Nuveen Municipal Credit Income Fund
Portfolio of Investments (continued)
April 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$3,300	Tampa, Florida, Health System Revenue Bonds, Baycare Health System, Series 2012A, 5.000%, 11/15/33	5/22 at 100.00	Aa2	$3,590,994
200	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-3, 0.000%, 5/01/40 (7)	5/19 at 100.00	N/R	189,282
85	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40 (7)	5/22 at 100.00	N/R	67,503
110	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3, 6.650%, 5/01/40 (8)	5/18 at 100.00	N/R	1
10	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing Parcel Series 2007-1. RMKT, 6.650%, 5/01/40	5/18 at 100.00	N/R	9,697
295	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-1, 0.000%, 5/01/40 (8)	5/18 at 100.00	N/R	234,950
180	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-2, 0.000%, 5/01/40 (8)	5/18 at 100.00	N/R	117,949
195	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-3, 6.610%, 5/01/40 (8)	5/18 at 100.00	N/R	2
300	Union Park Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2016A-1, 5.375%, 11/01/37	11/27 at 100.00	N/R	307,284
105	Union Park Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2016A-2, 5.625%, 11/01/35	No Opt. Call	N/R	106,644
91,855	Total Florida			94,201,884
	Georgia – 2.5% (1.5% of Total Investments)
2,725	Atlanta Development Authority, Georgia, Revenue Bonds, New Downtown Atlanta Stadium Project, Senior Lien Series 2015A-1, 5.250%, 7/01/40	7/25 at 100.00	A+	3,102,440
15,000	Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series 2010C, 5.250%, 1/01/30	1/21 at 100.00	Aa3	16,180,950
980	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2009B, 5.250%, 11/01/34 (Pre-refunded 11/01/19) – AGM Insured	11/19 at 100.00	AA (4)	1,029,127
520	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2009B, 5.250%, 11/01/34 – AGM Insured	11/19 at 100.00	A+	544,175
4,400	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 1999A, 5.500%, 11/01/22 – FGIC Insured	No Opt. Call	A+	4,859,404
3,250	DeKalb County Hospital Authority, Georgia, Anticipation Certificates Revenue Bonds, DeKalb Medical Center, Inc. Project, Series 2010, 6.000%, 9/01/30	9/20 at 100.00	BB	3,489,785
	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2010A:
590	5.000%, 2/15/30	2/20 at 100.00	A	616,851
1,910	5.000%, 2/15/30 (Pre-refunded 2/15/20)	2/20 at 100.00	N/R (4)	2,008,957
	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2010B:
475	5.250%, 2/15/37	2/20 at 100.00	AA–	496,726
1,180	5.125%, 2/15/40	2/20 at 100.00	AA–	1,227,637
	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2010B:
1,525	5.250%, 2/15/37 (Pre-refunded 2/15/20)	2/20 at 100.00	N/R (4)	1,610,659
3,820	5.125%, 2/15/40 (Pre-refunded 2/15/20)	2/20 at 100.00	N/R (4)	4,026,242
4,650	Georgia Municipal Electric Authority, General Power Revenue Bonds, Series 1993B, 5.700%, 1/01/19 – FGIC Insured (ETM)	No Opt. Call	N/R (4)	4,766,808
4,010	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project J Bonds, Series 2015A, 5.000%, 7/01/60	7/25 at 100.00	A2	4,242,059
840	Macon-Bibb County Urban Development Authority, Georgia, Revenue Bonds, Academy for Classical Education, Series 2017, 5.875%, 6/15/47, 144A	6/27 at 100.00	N/R	861,571

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Georgia (continued)
$3,000	Marietta Development Authority, Georgia, University Facilities Revenue Bonds, Life University, Inc. Project, Refunding Series 2017A, 5.000%, 11/01/47, 144A	11/27 at 100.00	Ba3	$3,124,320
2,500	Medical Center Hospital Authority, Georgia, Revenue Anticipation Certificates, Columbus	8/18 at 100.00	AA (4)	2,528,600
	Regional Healthcare System, Inc. Project, Series 2008, 6.500%, 8/01/38 (Pre-refunded 8/01/18) – AGC Insured
51,375	Total Georgia			54,716,311
	Guam – 0.2% (0.2% of Total Investments)
4,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.500%, 7/01/30 (Pre-refunded 7/01/20)	7/20 at 100.00	BBB– (4)	4,296,680
810	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.500%, 7/01/43	7/23 at 100.00	BBB–	880,300
4,810	Total Guam			5,176,980
	Hawaii – 0.2% (0.2% of Total Investments)
1,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2010A, 5.500%, 7/01/40 (Pre-refunded 7/01/20)	7/20 at 100.00	A1 (4)	1,073,510
3,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2013A, 5.500%, 7/01/43	7/23 at 100.00	A1	3,312,360
1,175	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2013A, 6.625%, 7/01/33	7/23 at 100.00	BB	1,237,369
5,175	Total Hawaii			5,623,239
	Idaho – 0.1% (0.1% of Total Investments)
1,175	Idaho Health Facilities Authority, Revenue Bonds, Madison Memorial Hospital Project, Refunding Series 2016, 5.000%, 9/01/37	9/26 at 100.00	BB+	1,246,369
595	Idaho Water Resource Board, Water Resource Loan Program Revenue, Ground Water Rights Mitigation Series 2012A, 5.000%, 9/01/32	9/22 at 100.00	A3	646,241
1,770	Total Idaho			1,892,610
	Illinois – 29.7% (18.4% of Total Investments)
50,000	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2016, 6.000%, 4/01/46	4/27 at 100.00	A	58,229,000
1,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues Series 2011A, 5.500%, 12/01/39	12/21 at 100.00	B3	1,009,640
8,400	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017B, 7.000%, 12/01/42, 144A	12/27 at 100.00	B	9,926,028
8,455	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017H, 5.000%, 12/01/36	12/27 at 100.00	B	8,444,516
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016A:
1,800	7.000%, 12/01/26	12/25 at 100.00	B	2,105,136
51,780	7.000%, 12/01/44	12/25 at 100.00	B	59,476,579
6,210	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2017A, 7.000%, 12/01/46, 144A	12/27 at 100.00	B	7,317,057
450	Chicago Board of Education, Illinois, General Obligation Bonds, Series 1999A, 0.000%, 12/01/26 – NPFG Insured	No Opt. Call	B	306,913
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1:
1,715	0.000%, 12/01/26 – NPFG Insured	No Opt. Call	B	1,169,681
10,060	0.000%, 12/01/28 – FGIC Insured	No Opt. Call	B	6,224,021
1,765	0.000%, 12/01/30 – NPFG Insured	No Opt. Call	B	981,428

NZF	Nuveen Municipal Credit Income Fund
Portfolio of Investments (continued)
April 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1999A:
$2,585	0.000%, 12/01/27 – NPFG Insured	No Opt. Call	B	$1,682,990
7,240	0.000%, 12/01/31 – FGIC Insured	No Opt. Call	B	3,816,856
4,300	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011, 5.250%, 12/01/40	12/21 at 100.00	A3	4,588,358
	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999:
25,755	0.000%, 1/01/29 – NPFG Insured	No Opt. Call	BBB–	16,157,914
8,765	0.000%, 1/01/34 – FGIC Insured	No Opt. Call	BBB–	4,285,910
17,310	0.000%, 1/01/37 – FGIC Insured	No Opt. Call	BBB–	7,247,005
670	Chicago, Illinois, General Obligation Bonds, Neighborhoods Alive 21 Program, Series 2002B, 5.500%, 1/01/31	1/25 at 100.00	Ba1	714,515
2,695	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2014A, 5.000%, 1/01/35	1/24 at 100.00	Ba1	2,742,675
27,095	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A, 6.000%, 1/01/38	1/27 at 100.00	BBB–	30,002,835
2,000	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2005D, 5.500%, 1/01/40	1/25 at 100.00	Ba1	2,091,660
	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2009C:
1,450	5.000%, 1/01/34	1/19 at 100.00	Ba1	1,458,859
590	5.000%, 1/01/40	1/19 at 100.00	Ba1	592,985
4,930	Chicago, Illinois, General Obligation Bonds, Project Series 2011A, 5.250%, 1/01/35	1/21 at 100.00	Ba1	5,017,803
550	Chicago, Illinois, General Obligation Bonds, Project Series 2012A, 5.000%, 1/01/34	1/22 at 100.00	Ba1	557,304
	Chicago, Illinois, General Obligation Bonds, Refunding Series 2007E:
10,115	5.500%, 1/01/35	1/25 at 100.00	Ba1	10,661,412
5,890	5.500%, 1/01/42	1/25 at 100.00	Ba1	6,149,631
275	Chicago, Illinois, General Obligation Bonds, Refunding Series 2008A, 5.250%, 1/01/37 – FGIC Insured	7/18 at 100.00	Ba1	275,330
765	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C, 5.000%, 1/01/35	1/26 at 100.00	BBB–	785,028
1,610	Chicago, Illinois, General Obligation Bonds, Series 1999, 0.000%, 1/01/30 – AGM Insured	No Opt. Call	A2	990,327
	Chicago, Illinois, General Obligation Bonds, Series 2015A:
1,000	5.500%, 1/01/35	1/25 at 100.00	BBB–	1,054,020
9,800	5.500%, 1/01/39	1/25 at 100.00	BBB–	10,260,502
5,630	Chicago, Illinois, Sales Tax Revenue Bonds, Series 2011A, 5.250%, 1/01/38 (Pre-refunded 1/01/22)	1/22 at 100.00	N/R (4)	6,254,198
1,250	Cook County Forest Preserve District, Illinois, General Obligation Bonds, Personal Property Replacement Tax Alternate Source, Series 2012C, 5.000%, 12/15/37 – AGM Insured	6/22 at 100.00	A2	1,313,462
25,375	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	A2	26,784,327
800	Illinois Finance Authority, Charter School Revenue Bonds, Intrinsic Charter Schools Belmont School Project, Series 2015A, 5.500%, 12/01/30, 144A	12/25 at 100.00	N/R	818,072
	Illinois Finance Authority, Charter School Revenue Bonds, Uno Charter School Network, Refunding and Improvement Series 2011A:
1,525	6.875%, 10/01/31	10/21 at 100.00	BB+	1,617,064
2,535	7.125%, 10/01/41	10/21 at 100.00	BB+	2,686,517
1,500	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009B, 5.500%, 11/01/39 (Pre-refunded 11/01/19)	11/19 at 100.00	Aa2 (4)	1,578,420
1,000	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009, 5.250%, 11/01/39 (Pre-refunded 11/01/19)	11/19 at 100.00	Aa2 (4)	1,049,370
2,000	Illinois Finance Authority, Revenue Bonds, Children’s Memorial Hospital, Series 2008A, 5.250%, 8/15/47 – AGC Insured (Pre-refunded 8/15/18) (UB)	8/18 at 100.00	AA (4)	2,020,280
2,675	Illinois Finance Authority, Revenue Bonds, Columbia College Chicago, Series 2015A, 5.000%, 12/01/37	12/25 at 100.00	BBB+	2,775,607
5,220	Illinois Finance Authority, Revenue Bonds, DePaul University, Series 2011A, 5.750%, 10/01/27 (Pre-refunded 4/01/21)	4/21 at 100.00	A (4)	5,743,253

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$845	Illinois Finance Authority, Revenue Bonds, Illinois Wesleyan University, Refunding Series 2016, 5.000%, 9/01/46	9/26 at 100.00	Baa1	$900,009
5,015	Illinois Finance Authority, Revenue Bonds, Ingalls Health System, Series 2013, 5.000%, 5/15/43	5/22 at 100.00	Baa2	5,247,696
	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2010A:
630	6.000%, 5/15/39	5/20 at 100.00	A	672,846
2,030	6.000%, 5/15/39 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R (4)	2,188,665
	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A:
5	7.750%, 8/15/34 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (4)	5,366
495	7.750%, 8/15/34 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (4)	531,204
	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A:
415	5.500%, 7/01/28	7/23 at 100.00	A–	462,800
905	6.000%, 7/01/43	7/23 at 100.00	A–	1,002,423
	Illinois Finance Authority, Revenue Bonds, Resurrection Health Care Corporation, Refunding Series 2009:
100	6.125%, 5/15/25 (Pre-refunded 5/15/19)	5/19 at 100.00	N/R (4)	104,387
90	6.125%, 5/15/25 (Pre-refunded 5/15/19)	5/19 at 100.00	N/R (4)	93,902
2,810	6.125%, 5/15/25 (Pre-refunded 5/15/19)	5/19 at 100.00	BBB– (4)	2,931,814
1,665	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009C, 6.625%, 11/01/39 (Pre-refunded 5/01/19)	5/19 at 100.00	Aaa	1,741,840
4,000	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2008A, 6.000%, 8/15/23	8/18 at 100.00	BBB+	4,029,560
1,050	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2015C, 5.000%, 8/15/44	8/25 at 100.00	Baa1	1,107,582
	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009:
7,000	6.875%, 8/15/38 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (4)	7,434,560
2,000	7.000%, 8/15/44 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (4)	2,127,320
500	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc.,	3/20 at 100.00	A2 (4)	529,610
	Series 2005 Remarketed, 5.250%, 3/01/30 (Pre-refunded 3/01/20) – AGM Insured
2,500	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2011C, 5.500%, 8/15/41 (Pre-refunded 2/15/21) (UB) (5)	2/21 at 100.00	AA– (4)	2,725,225
4,125	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2012A, 5.000%, 10/01/51	10/21 at 100.00	AA–	4,393,455
3,000	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2015A, 5.000%, 10/01/46 (UB) (5)	10/25 at 100.00	AA–	3,295,650
	Illinois State, General Obligation Bonds, April Series 2014:
6,165	5.000%, 4/01/38	4/24 at 100.00	BBB–	6,202,360
5,000	5.000%, 4/01/39	4/24 at 100.00	BBB–	5,025,200
	Illinois State, General Obligation Bonds, February Series 2014:
2,010	5.250%, 2/01/30	2/24 at 100.00	BBB–	2,072,109
3,435	5.250%, 2/01/33	2/24 at 100.00	BBB–	3,518,505
3,745	5.250%, 2/01/34	2/24 at 100.00	BBB–	3,832,259
6,000	5.000%, 2/01/39	2/24 at 100.00	BBB–	6,029,280
8,565	Illinois State, General Obligation Bonds, June Series 2016, 5.000%, 6/01/26	No Opt. Call	BBB–	8,928,756
	Illinois State, General Obligation Bonds, November Series 2016:
3,100	5.000%, 11/01/35	11/26 at 100.00	BBB–	3,171,083
3,000	5.000%, 11/01/37	11/26 at 100.00	BBB–	3,062,460
2,400	5.000%, 11/01/40	11/26 at 100.00	BBB–	2,438,184
5,795	Illinois State, General Obligation Bonds, November Series 2017D, 5.000%, 11/01/28	11/27 at 100.00	BBB–	6,016,949
4,900	Illinois State, General Obligation Bonds, October Series 2016, 5.000%, 2/01/26	No Opt. Call	BBB–	5,107,270
27,215	Illinois State, General Obligation Bonds, Series 2013, 5.500%, 7/01/38	7/23 at 100.00	BBB–	28,037,709
7,250	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2013A, 5.000%, 1/01/38	1/23 at 100.00	AA–	7,906,125

NZF	Nuveen Municipal Credit Income Fund
Portfolio of Investments (continued)
April 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$2,755	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015A, 5.000%, 1/01/40	7/25 at 100.00	AA–	$3,040,418
560	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Tender Option Bond Trust 2015-XF0051, 12.874%, 1/01/38, 144A (IF)	1/23 at 100.00	AA–	762,854
2,500	Kane & DeKalb Counties Community Unit School District 301, Illinois, General Obligation Bonds, Series 2006, 0.000%, 12/01/23 – NPFG Insured	No Opt. Call	Aa2	2,090,650
9,795	Lake, Cook, Kane and McHenry Counties Community Unit School District 220, Barrington, Illinois, General Obligation Bonds, Series 2002, 5.250%, 12/01/19 – AGM Insured (UB)	No Opt. Call	A2	10,272,017
	Mc Henry and Lake Counties Community Consolidated School District 26, Cary, Illinois, General Obligation Bonds, Series 2011B:
1,160	6.250%, 2/01/21 (Pre-refunded 2/01/20) – AGM Insured	2/20 at 100.00	Aa3 (4)	1,245,643
85	6.250%, 2/01/21 (Pre-refunded 2/01/20) – AGM Insured	2/20 at 100.00	Aa3 (4)	91,276
	McHenry and Kane Counties Community Consolidated School District 158, Huntley, Illinois, General Obligation Bonds, Series 2003:
570	0.000%, 1/01/21 – NPFG Insured	No Opt. Call	N/R	525,569
745	0.000%, 1/01/21 (ETM)	No Opt. Call	N/R (4)	702,446
	McHenry and Lake Counties Community Consolidated School District 26, Cary, Illinois, General Obligation Bonds, Series 2011A:
930	6.000%, 2/01/24 (Pre-refunded 2/01/20) – AGM Insured	2/20 at 100.00	Aa3 (4)	994,691
70	6.000%, 2/01/24 (Pre-refunded 2/01/20) – AGM Insured	2/20 at 100.00	Aa3 (4)	74,869
960	6.000%, 2/01/25 (Pre-refunded 2/01/20) – AGM Insured	2/20 at 100.00	Aa3 (4)	1,026,778
70	6.000%, 2/01/25 (Pre-refunded 2/01/20) – AGM Insured	2/20 at 100.00	Aa3 (4)	74,869
13,785	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2012A, 5.000%, 6/15/42 – NPFG Insured	6/22 at 100.00	BB+	14,150,303
2,500	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2012B, 5.000%, 6/15/52	6/22 at 100.00	BB+	2,556,775
5,400	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2015B, 5.000%, 6/15/52	12/25 at 100.00	BB+	5,568,750
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2015A:
23,110	0.000%, 12/15/52	No Opt. Call	BB+	3,753,064
2,455	5.000%, 6/15/53	12/25 at 100.00	BB+	2,530,123
6,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2017A, 5.000%, 6/15/57	12/27 at 100.00	BB+	6,294,000
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Refunding Bonds, Series 2010A:
9,080	5.500%, 6/15/50	6/20 at 100.00	BB+	9,298,011
2,920	5.500%, 6/15/50 (Pre-refunded 6/15/20)	6/20 at 100.00	BBB– (4)	3,130,357
45,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1, 0.000%, 6/15/43 – AGM Insured	No Opt. Call	BBB–	13,906,350
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 1998A:
2,680	5.500%, 6/15/29 – NPFG Insured	No Opt. Call	BB+	2,978,740
145	5.500%, 6/15/29 (Pre-refunded 6/15/25) – NPFG Insured	6/25 at 100.00	Baa2 (4)	171,045
1,040	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 2002B., 5.550%, 6/15/21	No Opt. Call	BB+	1,052,730
10,960	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 2010B-2, 5.250%, 6/15/50	6/20 at 100.00	BB+	11,168,240
1,165	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 1993A, 0.000%, 6/15/21 – FGIC Insured	No Opt. Call	Baa2	1,044,527

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A:
$7,305	5.700%, 6/15/24	No Opt. Call	BB+	$8,122,283
2,195	5.700%, 6/15/24 (Pre-refunded 6/15/22)	6/22 at 101.00	N/R (4)	2,515,031
8,400	0.000%, 12/15/30 – NPFG Insured	No Opt. Call	BB+	4,743,480
7,940	0.000%, 6/15/33 – NPFG Insured	No Opt. Call	BB+	3,910,291
21,915	0.000%, 6/15/34 – NPFG Insured	No Opt. Call	BB+	10,153,877
450	0.000%, 12/15/34 – NPFG Insured	No Opt. Call	BB+	203,580
12,500	0.000%, 6/15/35 – NPFG Insured	No Opt. Call	BB+	5,484,875
10,620	0.000%, 12/15/35 – NPFG Insured	No Opt. Call	BB+	4,549,183
45,350	0.000%, 12/15/36 – NPFG Insured	No Opt. Call	BB+	18,413,007
38,040	0.000%, 6/15/40 – NPFG Insured	No Opt. Call	BB+	12,677,210
3,720	0.000%, 6/15/41 – NPFG Insured	No Opt. Call	BB+	1,169,047
	Quad Cities Regional Economic Development Authority, Illinois, Revenue Bonds, Augustana College, Series 2012:
480	5.000%, 10/01/25	10/22 at 100.00	Baa1	528,178
400	5.000%, 10/01/26	10/22 at 100.00	Baa1	438,792
780	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010, 5.250%, 6/01/21	No Opt. Call	A	845,614
2,695	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1990A, 7.200%, 11/01/20 – AMBAC Insured	No Opt. Call	A2	2,899,335
10,000	Sales Tax Securitization Corporation, Illinois, Sales Tax Securitization Bonds, Series 2018A., 5.000%, 1/01/38	1/28 at 100.00	AA	11,116,400
3,815	Southwestern Illinois Development Authority, Environmental Improvement Revenue Bonds, US Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (Alternative Minimum Tax)	8/22 at 100.00	B	3,843,155
1,580	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013, 6.000%, 10/01/32	10/23 at 100.00	Baa1	1,784,025
11,350	Will County Community High School District 210 Lincoln-Way, Illinois, General Obligation Bonds, Series 2006, 0.000%, 1/01/24 – AGM Insured	No Opt. Call	A2	9,150,257
790,270	Total Illinois			652,891,366
	Indiana – 4.4% (2.8% of Total Investments)
	Carmel Redevelopment Authority, Indiana, Lease Rent Revenue Bonds, Series 2005:
1,950	0.000%, 2/01/24	No Opt. Call	Aa3	1,662,005
2,705	0.000%, 2/01/25	No Opt. Call	Aa3	2,233,329
4,400	Crown Point Multi-School Building Corporation, Indiana, First Mortgage Bonds, Crown Point Community School Corporation, Series 2000, 0.000%, 1/15/24 – NPFG Insured	No Opt. Call	Baa2	3,775,992
680	Indiana Finance Authority, Educational Facilities Revenue Bonds, Butler University Project, Refunding Series 2012B, 5.000%, 2/01/29	2/22 at 100.00	A–	733,591
1,050	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 7.000%, 10/01/39	10/19 at 100.00	B	1,061,970
520	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2010, 6.000%, 12/01/26	6/20 at 100.00	B	534,368
1,230	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (Alternative Minimum Tax)	8/22 at 100.00	B	1,239,077
11,000	Indiana Finance Authority, Health System Revenue Bonds, Franciscan Alliance, Inc. Obligated Group, Series 2016A, 4.000%, 11/01/51	11/25 at 100.00	Aa3	10,979,760
4,465	Indiana Finance Authority, Health System Revenue Bonds, Sisters of Saint Francis Health Services, Inc. Obligated Group, Series 2009, 5.250%, 11/01/39 (Pre-refunded 11/01/19)	11/19 at 100.00	Aa3 (4)	4,682,044
1,815	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project, Series 2012A, 5.000%, 5/01/42	5/23 at 100.00	A	1,953,485
1,500	Indiana Finance Authority, Hospital Revenue Bonds, Floyd Memorial Hospital and Health Services Project, Refunding Series 2010, 5.125%, 3/01/30 (Pre-refunded 3/02/20)	3/20 at 100.00	N/R (4)	1,584,210

NZF	Nuveen Municipal Credit Income Fund
Portfolio of Investments (continued)
April 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana (continued)
$1,875	Indiana Finance Authority, Hospital Revenue Bonds, Indiana University Health Obligation Group, Refunding 2015A, 4.000%, 12/01/40	6/25 at 100.00	AA	$1,892,231
9,300	Indiana Finance Authority, Hospital Revenue Bonds, Major Hospital Project, Series 2014A, 5.000%, 10/01/44	10/23 at 100.00	Baa2	9,683,997
	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013A:
5,380	5.000%, 7/01/44 (Alternative Minimum Tax)	7/23 at 100.00	BBB+	5,737,017
5,100	5.000%, 7/01/48 (Alternative Minimum Tax)	7/23 at 100.00	BBB+	5,423,595
5,370	5.250%, 1/01/51 (Alternative Minimum Tax)	7/23 at 100.00	BBB+	5,765,554
6,730	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series 2009A, 5.250%, 12/01/38 (Pre-refunded 12/01/19)	12/19 at 100.00	AA– (4)	7,079,287
6,700	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	A3	7,215,096
13,000	Indiana Finance Authority, Water Utility Revenue Bonds, Citizens Energy Group Project, First Lien Series 2014A, 5.000%, 10/01/44	10/24 at 100.00	A	14,466,270
10,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E, 0.000%, 2/01/26 – AMBAC Insured	No Opt. Call	A	7,976,300
1,000	Merrillville, Indiana, Economic Development Revenue Bonds, Belvedere Housing Project, Series 2016, 5.750%, 4/01/36	4/24 at 102.00	N/R	944,440
1,250	Shoals, Indiana, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Series 2013, 7.250%, 11/01/43 (Alternative Minimum Tax)	11/23 at 100.00	N/R	1,406,063
830	Valparaiso, Indiana, Exempt Facilities Revenue Bonds, Pratt Paper LLC Project, Series 2013, 7.000%, 1/01/44 (Alternative Minimum Tax)	1/24 at 100.00	N/R	975,233
97,850	Total Indiana			99,004,914
	Iowa – 1.7% (1.0% of Total Investments)
	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013:
7,055	5.500%, 12/01/22	12/18 at 100.00	B–	7,158,850
1,255	5.250%, 12/01/25	12/23 at 100.00	B–	1,337,253
1,470	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2016, 5.875%, 12/01/27, 144A	6/19 at 105.00	B–	1,565,138
1,710	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2018A., 5.250%, 12/01/50	12/22 at 103.00	B	1,796,697
1,630	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, University of Dubuque Project, Refunding Series 2011, 6.000%, 10/01/31	10/21 at 100.00	BBB	1,742,128
1,900	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Upper Iowa University Project, Series 2012, 5.000%, 9/01/43 (Pre-refunded 9/01/23)	9/23 at 100.00	N/R (4)	2,154,904
2,000	Iowa Student Loan Liquidity Corporation, Student Loan Revenue Bonds, Refunding Series 2009-2, 5.500%, 12/01/25	12/19 at 100.00	A	2,085,400
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
6,425	5.375%, 6/01/38	7/18 at 100.00	B2	6,440,741
525	5.500%, 6/01/42	7/18 at 100.00	B2	527,079
5,045	5.625%, 6/01/46	7/18 at 100.00	B	5,071,133
6,590	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	7/18 at 100.00	B2	6,658,075
35,605	Total Iowa			36,537,398
	Kansas – 0.6% (0.4% of Total Investments)
	Johnson and Miami Counties Unified School District 230, Kansas, General Obligation Bonds, Series 2011A:
2,000	5.000%, 9/01/26	9/21 at 100.00	Aa3	2,172,120
1,000	5.000%, 9/01/27	9/21 at 100.00	Aa3	1,086,060

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kansas (continued)
$2,000	Kansas Development Finance Authority, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2012A, 5.000%, 11/15/28	5/22 at 100.00	AA	$2,203,740
1,485	Kansas State Power Pool, Electric Utility Revenue Bonds, Dogwood Energy Facility, Series 2012A, 5.000%, 12/01/31 (Pre-refunded 12/01/20)	12/20 at 100.00	A3 (4)	1,594,148
2,035	Overland Park Development Corporation, Kansas, First Tier Revenue Bonds, Overland Park Convention Center, Series 2007A, 5.125%, 1/01/22 – AMBAC Insured	7/18 at 100.00	Ba2	2,038,134
465	Overland Park Transportation Development District, Kansas, Sales Tax Revenue Bonds, Oak Park Mall Project, Series 2010, 5.900%, 4/01/32	4/20 at 100.00	BBB	481,884
	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Vacation Village Project Area 1 and 2A, Series 2015:
1,695	5.750%, 9/01/32	9/25 at 100.00	N/R	1,798,717
1,725	6.000%, 9/01/35	9/25 at 100.00	N/R	1,831,812
12,405	Total Kansas			13,206,615
	Kentucky – 2.1% (1.3% of Total Investments)
	Christian County, Kentucky, Hospital Revenue Bonds, Jennie Stuart Medical Center, Series 2016:
5,000	5.375%, 2/01/36	2/26 at 100.00	BB+	5,357,450
435	5.500%, 2/01/44	2/26 at 100.00	BB+	464,915
	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2009A:
750	5.375%, 8/15/24	8/18 at 100.00	Baa2	756,480
750	5.375%, 8/15/24 (Pre-refunded 8/15/18)	8/18 at 100.00	N/R (4)	757,433
1,000	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Medical Health System, Series 2010A, 6.000%, 6/01/30 (Pre-refunded 6/01/20)	6/20 at 100.00	BB+ (4)	1,079,820
6,015	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Medical Health System, Series 2010B, 6.375%, 3/01/40 (Pre-refunded 6/01/20)	6/20 at 100.00	BB+ (4)	6,540,831
	Kentucky Economic Development Finance Authority, Kentucky, Healthcare Facilities Revenue Bonds, Rosedale Green Project, Refunding Series 2015:
500	5.750%, 11/15/45	11/25 at 100.00	N/R	505,770
2,250	5.750%, 11/15/50	11/25 at 100.00	N/R	2,269,080
	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1:
1,000	6.000%, 12/01/33 (Pre-refunded 6/01/18) – AGC Insured	6/18 at 100.00	A3 (4)	1,003,460
1,000	6.000%, 12/01/38 (Pre-refunded 6/01/18) – AGC Insured	6/18 at 100.00	A3 (4)	1,003,460
1,100	6.000%, 12/01/42 (Pre-refunded 6/01/18) – AGC Insured	6/18 at 100.00	A3 (4)	1,103,806
	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky Information Highway Project, Senior Series 2015A:
2,130	5.000%, 7/01/40	7/25 at 100.00	Baa2	2,249,813
2,940	5.000%, 1/01/45	7/25 at 100.00	Baa2	3,097,878
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Convertible Capital Appreciation Series 2013C:
1,335	0.000%, 7/01/43 (7)	7/31 at 100.00	Baa3	1,237,946
2,295	0.000%, 7/01/46 (7)	7/31 at 100.00	Baa3	2,136,232
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Series 2013A:
3,080	5.750%, 7/01/49	7/23 at 100.00	Baa3	3,374,140
615	6.000%, 7/01/53	7/23 at 100.00	Baa3	681,660
5,400	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.250%, 6/01/29	6/21 at 100.00	A	5,832,540
5,000	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc. Project, Improvement and Refunding Series 2011, 6.250%, 3/01/31	3/21 at 100.00	A3	5,476,050
215	Warren County, Kentucky, Hospital Revenue Bonds, Bowling Green-Warren County Community Hospital Corporation, Series 2012A, 4.000%, 10/01/29	10/22 at 100.00	A+	221,843
42,810	Total Kentucky			45,150,607

NZF	Nuveen Municipal Credit Income Fund
Portfolio of Investments (continued)
April 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Louisiana – 2.1% (1.3% of Total Investments)
$2,000	Jefferson Parish Hospital Service District 2, Louisiana, Hospital Revenue Bonds, East Jefferson General Hospital, Refunding Series 2011, 6.375%, 7/01/41	7/21 at 100.00	B3	$2,039,540
7,310	Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.500%, 7/01/36, 144A (Alternative Minimum Tax)	7/23 at 100.00	N/R	8,104,158
	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Refunding Series 2015A:
1,450	5.000%, 7/01/39	7/25 at 100.00	A	1,586,692
10	5.000%, 7/01/39 (Pre-refunded 7/01/25)	7/25 at 100.00	N/R (4)	11,644
16,190	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Refunding Series 2017, 5.000%, 5/15/46	5/27 at 100.00	A3	17,650,986
4,425	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2011, 6.750%, 5/15/41 (Pre-refunded 5/15/21)	5/21 at 100.00	A3 (4)	5,004,764
1,060	Louisiana Public Facilities Authority, Revenue Bonds, Southwest Louisiana Charter Academy Foundation Project, Series 2013A, 8.375%, 12/15/43	12/23 at 100.00	N/R	1,110,626
2,235	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A, 5.000%, 7/01/36	7/23 at 100.00	A2	2,460,757
5,100	New Orleans Aviation Board, Louisiana, General Airport Revenue Bonds, North Terminal Project, Series 2015B, 5.000%, 1/01/45 (Alternative Minimum Tax)	1/25 at 100.00	A–	5,500,656
2,560	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014, 5.000%, 6/01/44	6/24 at 100.00	A–	2,781,747
42,340	Total Louisiana			46,251,570
	Maine – 0.4% (0.3% of Total Investments)
4,965	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2016A, 5.000%, 7/01/46	7/26 at 100.00	Ba1	5,098,608
	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011:
2,000	6.750%, 7/01/36	7/21 at 100.00	Ba3	2,169,220
1,050	6.750%, 7/01/41	7/21 at 100.00	Ba3	1,135,586
1,250	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	A1	1,312,150
9,265	Total Maine			9,715,564
	Maryland – 0.6% (0.3% of Total Investments)
2,000	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A, 5.000%, 12/01/31 (8)	7/18 at 100.00	N/R	1,200,000
7,145	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist Healthcare, Series 2016A, 5.500%, 1/01/46	1/27 at 100.00	Baa3	7,933,879
555	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Ridge Retirement Community, Series 2007, 4.750%, 7/01/34	6/18 at 100.00	A–	555,605
2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula Regional Medical Center Issue, Refunding Series 2015, 5.000%, 7/01/45	7/24 at 100.00	A3	2,143,180
355	Prince George’s County Revenue Authority, Maryland, Special Obligation Bonds, Suitland-Naylor Road Project, Series 2016, 5.000%, 7/01/46	1/26 at 100.00	N/R	348,138
12,055	Total Maryland			12,180,802
	Massachusetts – 3.9% (2.4% of Total Investments)
22,000	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2018D, 4.000%, 5/01/42	5/28 at 100.00	AA	22,602,800
8,825	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Refunding Senior Lien Series 2010B, 5.000%, 1/01/32	1/20 at 100.00	A3	9,214,447
475	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue, Green Bonds, Series 2015D, 5.000%, 7/01/44	7/25 at 100.00	BBB	509,813
1,525	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2015, 4.500%, 1/01/45	1/25 at 100.00	Baa2	1,559,282

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Massachusetts (continued)
$2,375	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Series 2007, 5.250%, 10/01/26	10/18 at 100.00	N/R	$2,379,869
29,190	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Series 2016J, 3.500%, 7/01/33 (Alternative Minimum Tax)	7/24 at 100.00	A	28,615,833
1,500	Massachusetts Health and Education Facilities Authority, Revenue Bonds, Partners HealthCare System, Series 2010J-1, 5.000%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	AA– (4)	1,553,235
620	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 2008E-1 &2, 5.125%, 7/01/33 (Pre-refunded 7/01/18)	7/18 at 100.00	A– (4)	623,429
	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Suffolk University, Refunding Series 2009A:
1,940	5.750%, 7/01/39	7/19 at 100.00	Baa2	2,006,581
3,860	5.750%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R (4)	4,032,426
400	Massachusetts Port Authority, Special Facilities Revenue Bonds, ConRac Project, Series 2011A, 5.125%, 7/01/41	7/21 at 100.00	A3	429,212
4,560	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior Series 2013A, 5.000%, 5/15/43	5/23 at 100.00	Aa2	5,016,866
7,175	Metropolitan Boston Transit Parking Corporation, Massachusetts, Systemwide Senior Lien Parking Revenue Bonds, Series 2011, 5.000%, 7/01/41	7/21 at 100.00	A+	7,669,716
84,445	Total Massachusetts			86,213,509
	Michigan – 2.8% (1.7% of Total Investments)
	Detroit Academy of Arts and Sciences, Michigan, Public School Academy Revenue Bonds, Refunding Series 2013:
955	6.000%, 10/01/33	10/23 at 100.00	N/R	916,953
1,250	6.000%, 10/01/43	10/23 at 100.00	N/R	1,139,088
15,000	Detroit City School District, Wayne County, Michigan, General Obligation Bonds, Series 2001A, 6.000%, 5/01/29 – AGM Insured (UB)	No Opt. Call	AA	17,803,800
1,930	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.250%, 7/01/39	7/22 at 100.00	A–	2,065,119
5	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A, 4.500%, 7/01/35 – NPFG Insured	7/18 at 100.00	BBB+	5,007
3,000	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2001B, 5.500%, 7/01/29 – FGIC Insured	No Opt. Call	BBB+	3,490,020
5	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2006B, 5.000%, 7/01/36 – FGIC Insured	7/18 at 100.00	BBB+	5,011
2,000	Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2011A, 5.250%, 7/01/41	7/21 at 100.00	A–	2,148,560
2,000	Grand Traverse County Hospital Financial Authority, Michigan, Revenue Bonds, Munson Healthcare, Series 2014A, 5.000%, 7/01/47	7/24 at 100.00	A1	2,142,040
1,500	Jackson County Hospital Finance Authority, Michigan, Hospital Revenue Bonds, W.A. Foote	6/20 at 100.00	AA (4)	1,592,490
	Memorial Hospital, Refunding Series 2006B-2, 5.000%, 6/01/27 (Pre-refunded 6/01/20) – AGM Insured
	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Bronson Methodist Hospital, Refunding Series 2010:
3,080	5.500%, 5/15/36	5/20 at 100.00	A2	3,246,566
3,800	5.500%, 5/15/36 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R (4)	4,059,312
3,580	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Series 2011A, 5.500%, 7/01/41	7/21 at 100.00	AA–	3,920,637
1,000	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water &	7/24 at 100.00	BBB+	1,085,360
	Sewerage Department Water Supply System Local Project, Series 2014D-6, 5.000%, 7/01/36 – NPFG Insured
	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011;
4,980	5.000%, 12/01/39	12/21 at 100.00	AA–	5,394,884
20	5.000%, 12/01/39 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (4)	21,939

NZF	Nuveen Municipal Credit Income Fund
Portfolio of Investments (continued)
April 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$2,500	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2009-I, 5.000%, 10/15/23 – AGC Insured	10/19 at 100.00	AA–	$2,609,400
2,250	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2011-I-A, 5.375%, 10/15/41	10/21 at 100.00	A+	2,466,585
3,220	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009, 5.750%, 11/15/39 (Pre-refunded 11/15/19)	11/19 at 100.00	A3 (4)	3,404,764
1,525	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	B2	1,532,122
2,000	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2012A, 5.000%, 12/01/37	12/22 at 100.00	A	2,175,320
55,600	Total Michigan			61,224,977
	Minnesota – 1.2% (0.7% of Total Investments)
700	City of Ham Lake, Minnesota, Charter School Lease Revenue Bonds, DaVinci Academy Project, Series 2016A, 5.000%, 7/01/47	7/24 at 102.00	N/R	701,351
1,930	Dakota County Community Development Agency, Minnesota, GNMA Collateralized Multifamily Housing Revenue Bonds, Rose Apartments Project, Series 2001, 6.350%, 10/20/37 (Alternative Minimum Tax)	10/18 at 100.00	Aa1	1,933,667
1,000	Duluth Housing & Redevelopment Authority, Minnesota, Lease Revenue Bonds, Duluth Public Schools Academy, Series 2010A, 5.875%, 11/01/40	11/18 at 102.00	BB+	1,025,650
1,500	Forest Lake, Minnesota, Charter School Lease Revenue Bonds, Lakes International Language Academy, Series 2014A, 5.750%, 8/01/44	8/22 at 102.00	BB+	1,593,465
795	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Hiawatha Academies Project, Series 2016A, 5.000%, 7/01/36	7/24 at 102.00	N/R	797,600
	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Health Services, Series 2008B:
4,230	6.500%, 11/15/38 – AGC Insured	11/18 at 100.00	A2	4,335,792
770	6.500%, 11/15/38 (Pre-refunded 11/15/18) – AGC Insured	11/18 at 100.00	A2 (4)	789,427
	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Hmong College Prep Academy Project, Series 2016A:
750	5.750%, 9/01/46	9/26 at 100.00	BB+	791,018
4,000	6.000%, 9/01/51	9/26 at 100.00	BB+	4,258,280
5,265	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facility Revenue Bonds, HealthPartners Obligated Group, Refunding Series 2015A, 5.000%, 7/01/33	7/25 at 100.00	A2	5,860,103
4,250	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, Regions Hospital Parking Ramp Project, Series 2007-1, 5.000%, 8/01/36	7/18 at 100.00	N/R	4,256,970
25,190	Total Minnesota			26,343,323
	Mississippi – 0.3% (0.2% of Total Investments)
620	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	10/18 at 100.00	Baa3	621,352
5,215	Mississippi State, General Obligation Bonds, Refunding Series 2002A, 5.500%, 12/01/18	No Opt. Call	AA	5,327,383
1,000	Warren County, Mississippi, Gulf Opportunity Zone Revenue Bonds, International Paper Company Project, Series 2008A, 6.500%, 9/01/32	9/18 at 100.00	BBB	1,016,800
6,835	Total Mississippi			6,965,535
	Missouri – 2.1% (1.3% of Total Investments)
1,400	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 5.000%, 10/01/44	10/22 at 100.00	Aa2	1,538,614
1,190	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeasthealth, Series 2016A, 6.000%, 3/01/33	3/23 at 103.00	BBB–	1,351,293
1,000	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood, Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36	10/19 at 100.00	A–	1,032,590

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Missouri (continued)
$135	Kansas City Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Ward Parkway Center Community Improvement District, Senior Refunding & Improvement Series 2016, 5.000%, 4/01/46, 144A	4/26 at 100.00	N/R	$136,666
12,005	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Series 2004B-1, 0.000%, 4/15/29 – AMBAC Insured	No Opt. Call	A1	8,253,798
650	Land Clearance for Redevelopment Authority of Kansas City, Missouri, Project Revenue Bonds, Convention Center Hotel Project – TIF Financing, Series 2018B., 5.000%, 2/01/40, 144A	2/28 at 100.00	N/R	667,108
1,000	Liberty Public School District 53, Clay County, Missouri, Lease Participation Certificates, School Boards Association, Series 2014, 5.000%, 4/01/31	4/22 at 100.00	AA–	1,083,700
	Liberty, Missouri, Special Obligation Tax Increment and Special Districts Bonds, Liberty Commons Project, Series 2015A:
1,560	5.125%, 6/01/25, 144A	No Opt. Call	N/R	1,542,169
3,810	5.750%, 6/01/35, 144A	6/25 at 100.00	N/R	3,716,807
3,695	6.000%, 6/01/46, 144A	6/25 at 100.00	N/R	3,621,100
	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Kansas City University of Medicine and Biosciences, Series 2013A:
1,590	5.000%, 6/01/30	6/23 at 100.00	A1	1,749,795
2,700	5.000%, 6/01/33	6/23 at 100.00	A1	2,960,658
665	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2013, 5.250%, 5/01/33	5/23 at 100.00	BBB	724,797
505	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, University of Central Missouri, Series 2013C-2, 5.000%, 10/01/34	10/23 at 100.00	A+	555,909
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A:
50	5.000%, 11/15/44	11/23 at 100.00	A2	53,433
6,930	5.000%, 11/15/48	11/23 at 100.00	A2	7,380,727
2,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mercy Health, Series 2014F, 5.000%, 11/15/45	11/24 at 100.00	AA–	2,189,780
2,500	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Series 2011B, 5.000%, 11/15/37	11/21 at 100.00	AA+	2,717,300
	Saint Louis County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Ranken-Jordan Project, Refunding & Improvement Series 2016:
1,275	5.000%, 11/15/41	11/25 at 100.00	N/R	1,307,959
1,105	5.000%, 11/15/46	11/25 at 100.00	N/R	1,129,332
430	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2013A, 5.875%, 9/01/43	9/23 at 100.00	BBB+	487,065
	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Saint Andrew’s Resources for Seniors, Series 2015A:
450	5.000%, 12/01/35	12/25 at 100.00	N/R	471,663
130	5.125%, 12/01/45	12/25 at 100.00	N/R	136,100
965	Stoddard County Industrial Development Authority, Missouri, Health Facility Revenue Bonds, Southeasthealth, Series 2016B, 6.000%, 3/01/37	3/23 at 103.00	BBB–	1,089,311
700	The Industrial Development Authority of the City of Saint Louis, Missouri, Development Financing Revenue Bonds, Ballpark Village Development Project, Series 2017A, 4.750%, 11/15/47	11/26 at 100.00	N/R	713,272
48,440	Total Missouri			46,610,946
	Nebraska – 0.4% (0.3% of Total Investments)
580	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015, 5.000%, 11/01/45	11/25 at 100.00	A–	630,559
	Douglas County Hospital Authority 2, Nebraska, Hospital Revenue Bonds, Madonna Rehabilitation Hospital Project, Series 2014:
1,930	5.000%, 5/15/27	5/24 at 100.00	BBB+	2,115,956
3,000	5.000%, 5/15/36	5/24 at 100.00	BBB+	3,199,170

NZF	Nuveen Municipal Credit Income Fund
Portfolio of Investments (continued)
April 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nebraska (continued)
	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015:
$650	5.000%, 11/01/45	11/25 at 100.00	A–	$706,661
2,110	5.000%, 11/01/48	11/25 at 100.00	A–	2,285,299
500	Lincoln County Hospital Authority 1, Nebraska, Hospital Revenue and Refunding Bonds, Great Plains Regional Medical Center Project, Series 2012, 5.000%, 11/01/42	11/21 at 100.00	A–	526,000
8,770	Total Nebraska			9,463,645
	Nevada – 2.7% (1.7% of Total Investments)
29,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	A+	30,784,950
6,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/42	1/20 at 100.00	A+	6,302,220
1,700	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 8.000%, 6/15/30 (Pre-refunded 6/15/19)	6/19 at 100.00	BBB+ (4)	1,812,880
10,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2011C, 5.000%, 6/01/38	6/21 at 100.00	AA+	10,718,200
4,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2015, 5.000%, 6/01/39	12/24 at 100.00	AA+	4,459,240
5,000	North Las Vegas, Nevada, General Obligation Bonds, Series 2006, 5.000%, 5/01/36 – NPFG Insured	7/18 at 100.00	BB	5,004,450
55,700	Total Nevada			59,081,940
	New Hampshire – 0.1% (0.0% of Total Investments)
1,500	New Hampshire Business Finance Authority, Revenue Bonds, Elliot Hospital Obligated Group Issue, Series 2009A, 6.125%, 10/01/39 (Pre-refunded 10/01/19)	10/19 at 100.00	BBB (4)	1,587,315
	New Jersey – 4.0% (2.5% of Total Investments)
615	Gloucester County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Logan Project, Refunding Series 2014A, 5.000%, 12/01/24 (Alternative Minimum Tax)	No Opt. Call	Ba1	662,041
1,100	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013, 5.125%, 7/01/42 – AGM Insured (Alternative Minimum Tax)	1/24 at 100.00	BBB	1,202,883
17,580	New Jersey Economic Development Authority, School Facilities Construction Bonds, Refunding Series 2016BBB, 5.500%, 6/15/31	12/26 at 100.00	BBB+	19,882,628
	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2016AAA:
1,000	5.000%, 6/15/36	12/26 at 100.00	BBB+	1,063,260
10,000	5.000%, 6/15/41	12/26 at 100.00	BBB+	10,602,800
2,000	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2017DDD, 5.000%, 6/15/35	6/27 at 100.00	BBB+	2,137,280
3,050	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2011GG, 5.000%, 9/01/24	3/21 at 100.00	BBB+	3,204,056
	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A:
835	5.750%, 6/01/31 (Pre-refunded 6/01/20)	6/20 at 100.00	Aaa	899,195
3,000	5.875%, 6/01/42 (Pre-refunded 6/01/20)	6/20 at 100.00	Aaa	3,238,260
1,120	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University, Series 2013D, 5.000%, 7/01/33	7/23 at 100.00	A–	1,238,798
600	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011, 6.000%, 7/01/26	7/21 at 100.00	BB+	639,702
405	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University Hospital Issue, Refunding Series 2015A, 5.000%, 7/01/46 – AGM Insured	7/25 at 100.00	BBB	442,912

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A:
$3,130	0.000%, 12/15/28	No Opt. Call	BBB+	$1,963,418
3,000	0.000%, 12/15/31	No Opt. Call	BBB+	1,612,650
12,715	0.000%, 12/15/33	No Opt. Call	BBB+	6,116,932
610	0.000%, 12/15/34	No Opt. Call	BBB+	276,861
2,480	0.000%, 12/15/40	No Opt. Call	BBB+	822,368
10,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006C, 0.000%, 12/15/34 – AGM Insured	No Opt. Call	A–	4,938,900
19,175	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2008A, 0.000%, 12/15/35	No Opt. Call	BBB+	8,270,561
15,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2009A, 0.000%, 12/15/39	No Opt. Call	BBB+	5,244,900
5,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2009C, 5.250%, 6/15/32	12/24 at 100.00	BBB+	5,384,200
6,305	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2015AA, 5.000%, 6/15/45	6/25 at 100.00	BBB+	6,612,306
1,595	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018B, 5.000%, 6/01/46	6/28 at 100.00	BBB	1,677,493
120,315	Total New Jersey			88,134,404
	New Mexico – 0.3% (0.2% of Total Investments)
1,500	New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, La Vida LLena Project, Series 2010A, 6.125%, 7/01/40	7/20 at 100.00	BBB	1,574,250
4,180	Winrock Town Center Tax Increment Development District, Albuquerque, New Mexico, Gross Receipts Tax Increment Bonds, Senior Lien Series 2015, 5.750%, 5/01/30, 144A	5/20 at 103.00	N/R	4,217,871
5,680	Total New Mexico			5,792,121
	New York – 18.0% (11.2% of Total Investments)
1,755	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter Schools, Series 2007A, 5.000%, 4/01/32	7/18 at 100.00	B	1,584,765
	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
3,400	0.000%, 7/15/44	No Opt. Call	BBB–	1,132,472
12,020	0.000%, 7/15/46	No Opt. Call	BBB–	3,661,052
	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
3,220	6.000%, 7/15/30 (Pre-refunded 1/15/20)	1/20 at 100.00	AA+ (4)	3,441,761
3,065	6.250%, 7/15/40 (Pre-refunded 1/15/20)	1/20 at 100.00	AA+ (4)	3,288,868
450	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds,	7/25 at 100.00	BBB	494,114
	Catholic Health System, Inc. Project, Series 2015, 5.250%, 7/01/35
200	Build New York City Resource Corporation, New York, Revenue Bonds, Metropolitan College of New York, Series 2014, 5.000%, 11/01/39	11/24 at 100.00	BB	202,322
3,170	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2015A, 5.000%, 7/01/50	7/25 at 100.00	A–	3,462,559
15,270	Dormitory Authority of the State of New York, Revenue Bonds, Vaughn College of Aeronautics & Technology, Series 2016A, 5.500%, 12/01/46, 144A	12/26 at 100.00	BB–	14,572,161
4,675	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2011C, 5.000%, 3/15/41	3/21 at 100.00	Aa1	5,009,964
	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2018A.:
13,505	5.000%, 3/15/43	3/28 at 100.00	Aa1	15,510,898
10,000	5.000%, 3/15/45	3/28 at 100.00	AAA	11,467,100
69,130	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, 1st Subordinate Series 2005B, 0.000%, 6/01/47	7/18 at 100.00	N/R	9,453,528

NZF	Nuveen Municipal Credit Income Fund
Portfolio of Investments (continued)
April 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$81,270	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2005C, 0.000%, 6/01/50	7/18 at 100.00	N/R	$7,681,640
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A:
5,890	5.250%, 2/15/47	2/21 at 100.00	AA–	6,260,893
270	5.250%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa3 (4)	293,733
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A:
800	5.750%, 2/15/47	2/21 at 100.00	AA–	865,472
1,300	5.750%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa3 (4)	1,431,794
3,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2014A, 5.000%, 9/01/39	9/24 at 100.00	A–	3,294,480
1,200	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/36 (Pre-refunded 5/01/21) – AGM Insured	5/21 at 100.00	A– (4)	1,304,220
6,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012A, 5.000%, 9/01/42	9/22 at 100.00	A–	6,532,020
1,070	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 2009B, 5.000%, 11/15/34 (Pre-refunded 11/15/19)	11/19 at 100.00	AA (4)	1,121,970
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2011A:
285	5.000%, 11/15/41 (Pre-refunded 11/15/21)	11/21 at 100.00	N/R (4)	314,047
465	5.000%, 11/15/41	11/21 at 100.00	A+	512,393
2,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013A, 5.000%, 11/15/38	5/23 at 100.00	A+	2,732,075
16,290	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006, 5.000%, 1/01/46 – AMBAC Insured	7/18 at 100.00	Baa3	16,524,902
4,375	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2011 Series EE, 5.375%, 6/15/43	12/20 at 100.00	AA+	4,735,894
3,750	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2015 Series AA, 4.000%, 6/15/44	6/24 at 100.00	AA+	3,821,288
10,045	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2018 Series AA, 5.000%, 6/15/38	6/27 at 100.00	AA+	11,507,753
12,275	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2018 Series CC-1., 5.000%, 6/15/48	6/27 at 100.00	AA+	13,958,148
5,625	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal 2018, Series 2017S-3, 5.250%, 7/15/45	7/28 at 100.00	AA	6,616,406
10,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2013 Series I, 5.000%, 5/01/38	5/23 at 100.00	Aa1	11,048,800
5,000	New York City, New York, General Obligation Bonds, Fiscal 2018 Series B-1, 5.000%, 10/01/38	10/27 at 100.00	AA	5,717,700
10	New York City, New York, General Obligation Bonds, Fiscal Series 2002G, 5.625%, 8/01/20 – NPFG Insured	7/18 at 100.00	AA	10,033
67,290	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A	11/24 at 100.00	N/R	70,809,267
	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011:
1,870	5.000%, 11/15/44	11/21 at 100.00	A	2,012,139
2,000	5.750%, 11/15/51	11/21 at 100.00	A	2,218,660
3,000	New York State Power Authority, General Revenue Bonds, Series 2011A, 5.000%, 11/15/38	11/21 at 100.00	AA	3,272,490
5,000	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations, Series 2016A, 5.000%, 1/01/51	1/26 at 100.00	A–	5,532,000
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016:
3,500	5.000%, 8/01/26 (Alternative Minimum Tax)	8/21 at 100.00	BB–	3,697,085
15,265	5.000%, 8/01/31 (Alternative Minimum Tax)	8/21 at 100.00	BB–	16,018,633

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$2,745	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, Delta Air Lines, Inc. – LaGuardia Airport Terminals C&D Redevelopment Project, Series 2018, 5.000%, 1/01/36 (WI/DD, Settling 5/03/18) (Alternative Minimum Tax)	1/28 at 100.00	BBB–	$3,032,511
	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A:
10,680	5.000%, 7/01/41 (Alternative Minimum Tax)	7/24 at 100.00	Baa3	11,475,019
21,810	5.000%, 7/01/46 (Alternative Minimum Tax)	7/24 at 100.00	Baa3	23,371,378
24,150	5.250%, 1/01/50 (Alternative Minimum Tax)	7/24 at 100.00	Baa3	26,153,484
10,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundredth Series 2017, 5.250%, 10/15/57	4/27 at 100.00	AA–	11,434,100
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010:
6,065	6.500%, 12/01/28	7/18 at 100.00	BBB	6,372,799
3,430	6.000%, 12/01/36	12/20 at 100.00	BBB	3,758,800
795	6.000%, 12/01/42	12/20 at 100.00	BBB	869,945
20,000	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA Bridges & Tunnels, Series 2017C-2, 5.000%, 11/15/42	11/27 at 100.00	AA–	22,903,000
2,500	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Series 2015A, 5.000%, 11/15/50	5/25 at 100.00	AA–	2,751,700
511,380	Total New York			395,250,235
	North Carolina – 0.4% (0.3% of Total Investments)
3,500	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke University Health System, Series 2009A, 5.000%, 6/01/42 (Pre-refunded 6/01/19)	6/19 at 100.00	Aa2 (4)	3,619,665
3,300	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, WakeMed, Refunding Series 2012A, 5.000%, 10/01/31	10/22 at 100.00	A2	3,619,506
1,900	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Series 2009A, 5.750%, 1/01/39 (Pre-refunded 1/01/19) – AGC Insured	1/19 at 100.00	BBB– (4)	1,949,647
8,700	Total North Carolina			9,188,818
	North Dakota – 0.5% (0.3% of Total Investments)
1,000	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Series 2014A, 5.000%, 7/01/35 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	1,084,780
	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011:
1,500	6.000%, 11/01/28	11/21 at 100.00	A+	1,696,800
2,190	6.250%, 11/01/31	11/21 at 100.00	A+	2,486,986
	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2012:
3,000	5.000%, 12/01/29	12/21 at 100.00	Baa1	3,190,650
1,875	5.000%, 12/01/32	12/21 at 100.00	Baa1	1,983,713
9,565	Total North Dakota			10,442,929
	Ohio – 6.7% (4.2% of Total Investments)
800	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Health Partners, Refunding and Improvement Series 2012A, 5.000%, 5/01/42	5/22 at 100.00	A2	854,872
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
685	5.375%, 6/01/24	6/18 at 100.00	Caa1	681,637
500	5.125%, 6/01/24	6/18 at 100.00	Caa1	492,420
16,555	5.875%, 6/01/30	6/18 at 100.00	Caa1	16,548,544
20,485	5.750%, 6/01/34	6/18 at 100.00	Caa1	20,364,958
5,240	6.000%, 6/01/42	6/18 at 100.00	B–	5,239,686
44,590	6.500%, 6/01/47	6/18 at 100.00	B–	45,214,260
17,550	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37	6/22 at 100.00	Caa1	17,942,067

NZF	Nuveen Municipal Credit Income Fund
Portfolio of Investments (continued)
April 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010:
$2,000	5.250%, 11/01/29 (Pre-refunded 11/01/20)	11/20 at 100.00	A (4)	$2,155,540
3,000	5.750%, 11/01/40 (Pre-refunded 11/01/20)	11/20 at 100.00	A (4)	3,269,640
3,040	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2010A, 5.625%, 7/01/26	7/20 at 100.00	N/R	3,198,658
5,800	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Series 2011A, 5.000%, 11/15/41	11/21 at 100.00	Aa2	6,210,524
4,615	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41 (Pre-refunded 11/15/21)	11/21 at 100.00	A+ (4)	5,215,181
1,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008C, 3.950%, 11/01/32 (Mandatory put 5/01/20) (Alternative Minimum Tax) (8)	No Opt. Call	D	462,500
10	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, AK Steel Holding Corporation, Refunding Series 2012A, 6.750%, 6/01/24 (Alternative Minimum Tax)	2/22 at 100.00	B–	10,318
2,000	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series 2013A-1, 5.250%, 2/15/33	2/23 at 100.00	A+	2,211,360
330	Ohio Water Development Authority, Ohio, Environmental Improvement Bonds, United States Steel Corporation Project, Refunding Series 2011, 6.600%, 5/01/29	11/21 at 100.00	B	341,299
3,000	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008C, 3.950%, 11/01/32 (Mandatory put 5/01/20) (Alternative Minimum Tax) (8)	No Opt. Call	D	1,387,500
13,350	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2009A, 4.375%, 6/01/33 (Mandatory put 6/01/22) (8)	No Opt. Call	D	12,816,000
2,500	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010B, 4.375%, 6/01/33 (Mandatory put 6/01/22) (8)	No Opt. Call	D	2,400,000
147,050	Total Ohio			147,016,964
	Oklahoma – 0.7% (0.4% of Total Investments)
2,000	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise Revenue Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26, 144A	8/21 at 100.00	N/R	2,341,640
3,500	Grand River Dam Authority, Oklahoma, Revenue Bonds, Series 2010A, 5.250%, 6/01/40 (Pre-refunded 6/01/20)	6/20 at 100.00	A1 (4)	3,729,880
1,675	Oklahoma Development Finance Authority, Health System Revenue Bonds, Integris Baptist Medical Center, Series 2008B, 5.250%, 8/15/38 (Pre-refunded 8/15/18)	8/18 at 100.00	N/R (4)	1,691,985
4,150	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B., 5.500%, 8/15/52	8/28 at 100.00	BB+	4,644,431
2,055	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Series 2013A, 5.375%, 6/01/33 – BAM Insured (Alternative Minimum Tax)	6/23 at 100.00	Baa1	2,257,931
13,380	Total Oklahoma			14,665,867
	Oregon – 0.1% (0.0% of Total Investments)
1,270	Forest Grove, Oregon, Campus Improvement Revenue Bonds, Pacific University Project, Refunding Series 2014A, 5.000%, 5/01/40	5/22 at 100.00	BBB	1,328,420
	Pennsylvania – 4.7% (2.9% of Total Investments)
	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2009:
120	6.750%, 11/01/24	11/19 at 100.00	B	123,097
95	6.875%, 5/01/30	11/19 at 100.00	B	96,908
380	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (Alternative Minimum Tax)	8/22 at 100.00	B	382,804

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$5,000	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of Pittsburgh Medical Center, Series 2009A, 5.625%, 8/15/39	8/19 at 100.00	A+	$5,211,900
1,355	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Refunding Project, Series 2017, 5.000%, 5/01/42, 144A	5/27 at 100.00	Ba1	1,437,614
10,650	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 4.375%, 1/01/35 (Mandatory put 7/01/22) (8)	No Opt. Call	D	10,224,000
32,785	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (Mandatory put 6/01/20) (8)	No Opt. Call	D	15,163,063
2,950	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master Settlement, Series 2018., 5.000%, 6/01/35	6/28 at 100.00	A	3,278,011
	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009:
100	6.125%, 1/01/29	1/19 at 100.00	BBB+	102,321
900	6.125%, 1/01/29 (Pre-refunded 1/01/19)	1/19 at 100.00	N/R (4)	925,425
2,080	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries Project, Series 2015, 5.000%, 1/01/38	1/25 at 100.00	BBB+	2,244,674
	Erie Water Authority, Erie County, Pennsylvania, Water Revenue Bonds, Series 2008:
605	5.000%, 12/01/43 (Pre-refunded 12/01/18) – AGM Insured	12/18 at 100.00	A2 (4)	615,872
3,160	5.000%, 12/01/43 (Pre-refunded 12/01/18) – AGM Insured	12/18 at 100.00	A2 (4)	3,216,785
960	5.000%, 12/01/43 – AGM Insured	12/18 at 100.00	A2	975,907
	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Albert Einstein Healthcare Network Issue, Series 2015A:
6,190	5.250%, 1/15/36	1/25 at 100.00	BB+	6,633,080
3,535	5.250%, 1/15/45	1/25 at 100.00	BB+	3,732,748
2,206	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Senior Lien Series 2013A0 & AE2, 5.000%, 12/01/23 (Cash 5.000%, PIK 5.000%) (8)	7/18 at 100.00	N/R	661,717
338	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Senior Lien Taxable Series 2013B, 5.000%, 12/31/23 (Cash 5.000%, PIK 5.000%) (9)	7/18 at 100.00	N/R	101,333
4,135	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Refunding Series 2014, 5.500%, 11/01/44 (Alternative Minimum Tax)	11/24 at 100.00	N/R	4,353,824
11,750	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009A, 6.400%, 12/01/38	9/25 at 100.00	B+	11,954,568
1,085	Pennsylvania Economic Development Financing Authority, Private Activity Revenue Bonds, Pennsylvania Rapid Bridge Replacement Project, Series 2015, 5.000%, 12/31/38 (Alternative Minimum Tax)	6/26 at 100.00	BBB	1,170,834
600	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 6.000%, 7/01/43 (Pre-refunded 7/01/20)	7/20 at 100.00	N/R (4)	649,758
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue Bonds, Subordinate Series 2010A1&2:
315	5.500%, 12/01/34 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (4)	342,090
1,435	5.500%, 12/01/34 (Pre-refunded 12/01/20)	12/20 at 100.00	A2 (4)	1,558,410
5,140	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue Bonds, Subordinate Series 2011B, 5.000%, 12/01/34 (Pre-refunded 12/01/21)	12/21 at 100.00	A2 (4)	5,647,729
5,660	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015A-1, 5.000%, 12/01/45	6/25 at 100.00	A	6,203,077
3,170	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2016A-1, 5.000%, 12/01/46	12/25 at 100.00	A3	3,409,779
1,595	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R (4)	1,689,663
	Philadelphia, Pennsylvania, General Obligation Bonds, Refunding Series 2011:
5,445	6.000%, 8/01/36 (Pre-refunded 8/01/20)	8/20 at 100.00	A– (4)	5,924,868
1,425	6.500%, 8/01/41 (Pre-refunded 8/01/20)	8/20 at 100.00	A– (4)	1,562,855

NZF	Nuveen Municipal Credit Income Fund
Portfolio of Investments (continued)
April 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
	The Redevelopment Authority of the City of Scranton, Lackawanna county, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2016A:
$705	5.000%, 11/15/21	No Opt. Call	BB+	$726,615
1,255	5.000%, 11/15/28	5/24 at 100.00	BB+	1,270,612
1,670	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical Community Hospital Project, Refunding & Improvement Series 2011, 5.250%, 8/01/19	No Opt. Call	A–	1,728,701
118,794	Total Pennsylvania			103,320,642
	Puerto Rico – 0.2% (0.1% of Total Investments)
215	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.500%, 7/01/29 – AMBAC Insured	No Opt. Call	C	221,667
30,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/54 – AMBAC Insured	No Opt. Call	D	3,918,600
30,215	Total Puerto Rico			4,140,267
	Rhode Island – 0.1% (0.1% of Total Investments)
21,570	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2007A, 0.000%, 6/01/52	7/18 at 100.00	CCC+	2,447,332
	South Carolina – 2.4% (1.5% of Total Investments)
5,000	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Refunding Series 1991, 6.250%, 1/01/21 – FGIC Insured	No Opt. Call	A–	5,516,850
	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2:
1,220	0.000%, 1/01/23 – FGIC Insured	No Opt. Call	A–	1,066,207
21,570	0.000%, 1/01/30 – AMBAC Insured	No Opt. Call	A–	14,194,354
5,560	0.000%, 1/01/31 – AMBAC Insured	No Opt. Call	A3	3,551,895
	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding & Improvement Series 2015A:
5,000	5.000%, 12/01/50	6/25 at 100.00	A+	5,353,250
5,000	5.000%, 12/01/55	6/25 at 100.00	A+	5,311,850
6,930	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2014C, 5.000%, 12/01/46	12/24 at 100.00	A+	7,418,288
9,155	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2014A, 5.500%, 12/01/54	6/24 at 100.00	A+	10,003,028
59,435	Total South Carolina			52,415,722
	South Dakota – 0.2% (0.1% of Total Investments)
4,455	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2014B, 5.000%, 11/01/44	11/24 at 100.00	A+	4,824,186
	Tennessee – 0.7% (0.4% of Total Investments)
8,890	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	BBB+	9,455,226
2,395	Chattanooga-Hamilton County Hospital Authority, Tennessee, Hospital Revenue Bonds, Erlanger Health System, Refunding Series 2014A, 5.000%, 10/01/44	10/24 at 100.00	Baa2	2,551,537
2,540	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Knowledge Academy Charter School, Series 2017A, 5.500%, 6/15/37, 144A	6/27 at 100.00	N/R	2,455,316
685	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Refunding and Improvement Bonds, Meharry Medical College, Series 1996, 6.000%, 12/01/19 – AMBAC Insured	No Opt. Call	N/R	705,269
14,510	Total Tennessee			15,167,348

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas – 16.4% (10.2% of Total Investments)
$495	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Wayside Schools, Series 2016A, 4.375%, 8/15/36	8/21 at 100.00	BB+	$483,095
	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education, Series 2016A:
165	5.000%, 12/01/36	12/26 at 100.00	BBB–	178,829
130	5.000%, 12/01/46	12/26 at 100.00	BBB–	137,904
760	5.000%, 12/01/51	12/26 at 100.00	BBB–	800,044
975	Aubrey, Denton County, Texas, Special Assessment Revenue Bonds, Jackson Ridge Public Improvement District Phase 1 Project, Series 2015, 7.250%, 9/01/45	3/23 at 103.00	N/R	995,836
870	Aubrey, Denton County, Texas, Special Assessment Revenue Bonds, Jackson Ridge Public Improvement District Phases 2-3 Major Improvements Project, Series 2015, 8.250%, 9/01/40	3/23 at 103.00	N/R	889,236
	Board of Managers, Joint Guadalupe County-Seguin City Hospital, Texas, Hospital Mortgage Revenue Bonds, Refunding & Improvement Series 2015:
3,135	5.250%, 12/01/35	12/25 at 100.00	BB	3,321,658
3,340	5.000%, 12/01/40	12/25 at 100.00	BB	3,388,263
6,000	Brazos River Authority, Texas, Revenue Refunding Bonds, Houston Lighting and Power Company, Series 1998, 5.050%, 11/01/18 – AMBAC Insured (Alternative Minimum Tax)	No Opt. Call	A	6,101,760
2,000	Capital Area Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, The Roman Catholic Diocese of Austin, Series 2005B. Remarketed, 6.125%, 4/01/45	4/20 at 100.00	Baa1	2,128,420
1,075	Celina, Texas, Special Assessment Revenue Bonds, Sutton Fields II Public Improvement District Neighborhood Improvement Area 1 Project, Series 2015, 7.250%, 9/01/45	3/23 at 103.00	N/R	1,059,757
1,885	Celina, Texas, Special Assessment Revenue Bonds, Sutton Fields II Public Improvement District Neighborhood Improvement Areas 2-5 Major Improvement Project, Series 2015, 8.250%, 9/01/40	3/23 at 103.00	N/R	1,863,831
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011:
3,250	6.000%, 1/01/41 (Pre-refunded 1/01/21)	1/21 at 100.00	Baa2 (4)	3,567,720
2,700	6.250%, 1/01/46 (Pre-refunded 1/01/21)	1/21 at 100.00	Baa2 (4)	2,981,313
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A:
2,000	5.000%, 1/01/40	7/25 at 100.00	Baa2	2,185,900
3,625	5.000%, 1/01/45	7/25 at 100.00	Baa2	3,945,160
	Club Municipal Management District 1, Texas, Special Assessment Revenue Bonds, Improvement Area 1 Project, Series 2016:
550	6.250%, 9/01/35	9/23 at 103.00	N/R	525,327
520	6.500%, 9/01/46	9/23 at 103.00	N/R	488,810
4,500	Colorado River Municipal Water District, Texas, Water System Revenue Bonds, Series 2011, 5.000%, 1/01/36 (Pre-refunded 1/01/21)	1/21 at 100.00	AA– (4)	4,848,390
4,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Improvement Series 2013C, 5.000%, 11/01/38 (Alternative Minimum Tax)	11/22 at 100.00	A	4,318,480
2,600	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding and Improvement Bonds, Series 2012C, 5.000%, 11/01/45 – AGM Insured	11/21 at 100.00	A	2,795,598
1,000	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy Inc. Project, Series 2012A. RMKT, 4.750%, 5/01/38	11/22 at 100.00	Baa3	1,023,150
2,335	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, First Tier Series 2013A, 5.125%, 10/01/43	10/23 at 100.00	BBB	2,568,944
17,000	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate Lien Series 2013B, 5.250%, 10/01/51	10/23 at 100.00	AA	18,754,910
1,140	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Tender Option Bond Trust 2015-XF0228, 13.027%, 4/01/53, 144A (IF)	10/23 at 100.00	AA	1,514,387
10,000	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1998, 8.000%, 4/01/28 (Alternative Minimum Tax)	7/18 at 100.00	B3	10,099,200
	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Houston Methodist Hospital System, Series 2015:
3,480	5.000%, 12/01/45	6/25 at 100.00	AA	3,832,280
1,895	4.000%, 12/01/45	6/25 at 100.00	AA	1,908,909

NZF	Nuveen Municipal Credit Income Fund
Portfolio of Investments (continued)
April 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation Refunding Senior Lien Series 2014A:
$295	0.000%, 11/15/41 – AGM Insured	11/31 at 62.66	A2	$105,026
590	0.000%, 11/15/42 – AGM Insured	11/31 at 59.73	A2	199,709
1,000	0.000%, 11/15/43 – AGM Insured	11/31 at 56.93	A2	321,770
2,000	0.000%, 11/15/44 – AGM Insured	11/31 at 54.25	A2	611,620
2,600	0.000%, 11/15/45 – AGM Insured	11/31 at 51.48	A2	752,440
4,180	0.000%, 11/15/53 – AGM Insured	11/31 at 33.96	A2	786,467
6,170	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H, 0.000%, 11/15/37 – NPFG Insured	11/31 at 69.08	BB+	2,390,073
4,565	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3, 0.000%, 11/15/35 – NPFG Insured	11/24 at 52.47	BB	1,843,027
40,500	Harris County-Houston Sports Authority, Texas, Special Revenue Bonds, Refunding Senior Lien Series 2001A, 0.000%, 11/15/40 – NPFG Insured	11/30 at 54.04	A2	13,452,885
3,855	Houston, Texas, Airport System Revenue Bonds, Refunding Subordinate Lien Series 2012A, 5.000%, 7/01/32 (Alternative Minimum Tax)	7/22 at 100.00	A	4,151,411
235	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc. Terminal E Project, Refunding Series 2014, 5.000%, 7/01/29 (Alternative Minimum Tax)	7/24 at 100.00	Ba3	254,625
10,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Series 2011D, 5.000%, 11/15/40	11/21 at 100.00	AA	10,830,400
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B:
28,305	0.000%, 9/01/28 – AMBAC Insured	No Opt. Call	A–	19,519,128
5,000	0.000%, 9/01/30 – AMBAC Insured	No Opt. Call	A–	3,131,900
5,765	0.000%, 9/01/31 – AMBAC Insured	No Opt. Call	A–	3,431,501
6,000	Houston, Texas, Water and Sewerage System Revenue Bonds, Refunding Junior Lien Series 2001B, 5.500%, 12/01/29 – NPFG Insured (ETM)	No Opt. Call	AA+ (4)	7,286,280
7,500	Houston, Texas, Water and Sewerage System Revenue Bonds, Refunding Junior Lien Series 2002A, 5.750%, 12/01/32 – AGM Insured (ETM)	No Opt. Call	A2 (4)	10,069,200
720	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2015, 5.000%, 8/15/35	8/25 at 100.00	BBB+	772,603
8,000	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA Transmission Services Corporation Project, Refunding & Improvement Series 2010, 5.000%, 5/15/40	5/20 at 100.00	A	8,389,680
2,750	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA Transmission Services Corporation Project, Refunding Series 2015, 5.000%, 5/15/40	5/25 at 100.00	A	3,005,255
1,750	Martin County Hospital District, Texas, Combination Limited Tax and Revenue Bonds, Series 2011A, 7.250%, 4/01/36	4/21 at 100.00	BBB	1,891,873
2,505	Matagorda County Navigation District 1, Texas, Collateralized Revenue Refunding Bonds, Houston Light and Power Company, Series 1997, 5.125%, 11/01/28 – AMBAC Insured (Alternative Minimum Tax)	No Opt. Call	A	2,818,175
1,955	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project, Series 2016B, 5.750%, 10/01/31, 144A (Alternative Minimum Tax)	10/18 at 103.00	BB–	2,029,622
15,600	Mission Economic Development Corporation, Texas, Water Supply Revenue Bonds, Enviro Water Minerals Project, Green Bonds, Series 2015, 7.750%, 1/01/45, 144A (Alternative Minimum Tax)	1/26 at 102.00	N/R	13,174,356
150	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Corpus Christi II, L.L.C.-Texas A&M University-Corpus Christi Project, Series 2016A, 5.000%, 4/01/48	4/26 at 100.00	Ba2	152,345
565	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation – San Antonio 1, L.L.C. – Texas A&M University – San Antonio Project, Series 2016A, 5.000%, 4/01/48	4/26 at 100.00	BBB–	575,323
	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible Capital Appreciation Series 2011C:
6,330	0.000%, 9/01/43 (Pre-refunded 9/01/31) (7)	9/31 at 100.00	N/R (4)	6,839,185
9,130	0.000%, 9/01/45 (Pre-refunded 9/01/31) (7)	9/31 at 100.00	N/R (4)	10,798,508

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	North Texas Tollway Authority, System Revenue Bonds, First Tier Series 2009A:
$205	6.250%, 1/01/39	1/19 at 100.00	A	$210,545
895	6.250%, 1/01/39 (Pre-refunded 1/01/19)	1/19 at 100.00	N/R (4)	921,018
	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier Capital Appreciation Series 2008I:
2,555	6.200%, 1/01/42 – AGC Insured	1/25 at 100.00	A1	3,038,585
7,000	6.500%, 1/01/43	1/25 at 100.00	A	8,403,920
10,000	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008D, 0.000%, 1/01/28 – AGC Insured	No Opt. Call	A1	7,379,000
	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B:
2,870	5.000%, 1/01/40	1/23 at 100.00	A	3,103,675
4,880	5.000%, 1/01/45	1/25 at 100.00	A	5,317,541
9,250	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2017A, 5.000%, 1/01/48	1/28 at 100.00	A	10,378,963
	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2015A:
7,855	5.000%, 1/01/33	1/25 at 100.00	A–	8,717,086
2,205	5.000%, 1/01/34	1/25 at 100.00	A–	2,434,430
1,000	5.000%, 1/01/35	1/25 at 100.00	A–	1,101,540
2,345	5.000%, 1/01/38	1/25 at 100.00	A–	2,565,477
1,570	Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series 2014A, 5.000%, 2/01/34	2/24 at 100.00	Ba2	1,653,917
3,500	Southwest Higher Education Authority Inc., Texas, Revenue Bonds, Southern Methodist University, Series 2010, 5.000%, 10/01/41 (Pre-refunded 10/01/20)	10/20 at 100.00	AA– (4)	3,747,905
	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2010:
425	5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R (4)	457,865
5,410	5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	AA– (4)	5,841,015
17,585	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources System, Series 2016A., 5.000%, 2/15/47	8/26 at 100.00	AA	19,547,310
1,980	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D, 6.250%, 12/15/26	No Opt. Call	A–	2,306,324
	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012:
2,500	5.000%, 12/15/27	12/22 at 100.00	BBB	2,733,300
4,835	5.000%, 12/15/28	12/22 at 100.00	BBB	5,273,051
13,235	5.000%, 12/15/29	12/22 at 100.00	BBB	14,404,180
435	5.000%, 12/15/32	12/22 at 100.00	BBB	470,496
1,620	Texas Private Activity Bond Surface Transportation Corporation, Revenue Bonds, NTE Mobility	12/19 at 100.00	BBB–	1,742,456
	Partners LLC North Tarrant Express Managed Lanes Project, Senior Lien Series 2009, 6.875%, 12/31/39
	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010:
2,000	7.000%, 6/30/34	6/20 at 100.00	Baa3	2,200,100
500	7.000%, 6/30/40	6/20 at 100.00	Baa3	549,025
2,000	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, NTE	9/23 at 100.00	Baa3	2,340,760
	Mobility Partners Segments 3 Segments 3A & 3B Facility, Series 2013, 7.000%, 12/31/38 (Alternative Minimum Tax)
5,355	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2012A, 5.000%, 8/15/41	8/22 at 100.00	A–	5,764,658
	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second Tier Refunding Series 2015C:
4,000	5.000%, 8/15/32	8/24 at 100.00	BBB	4,385,360
1,875	5.000%, 8/15/37	8/24 at 100.00	BBB	2,034,581
4,590	5.000%, 8/15/42	8/24 at 100.00	BBB	4,959,128

NZF	Nuveen Municipal Credit Income Fund
Portfolio of Investments (continued)
April 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A:
$1,020	0.000%, 8/15/21 – AMBAC Insured	No Opt. Call	A–	$940,338
300	0.000%, 8/15/21 – AMBAC Insured (ETM)	No Opt. Call	A3 (4)	278,826
3,600	0.000%, 8/15/25 – AMBAC Insured	No Opt. Call	A–	2,906,208
5,300	Travis County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Daughters of Charity National Health System, Series 1993B, 6.000%, 11/15/22 (ETM)	5/18 at 100.00	Aaa	5,500,976
394,135	Total Texas			359,901,057
	Utah – 0.3% (0.2% of Total Investments)
2,030	Box Elder County, Utah, Solid Waste Disposal Revenue Bonds, Promontory Point Res, LLC, Senior Series 2017A , 8.000%, 12/01/39, 144A (Alternative Minimum Tax)	12/27 at 100.00	N/R	1,937,107
3,000	Riverton, Utah, Hospital Revenue Bonds, IHC Health Services, Inc., Series 2009, 5.000%, 8/15/41	8/19 at 100.00	AA+	3,112,050
810	Utah State Charter School Finance Authority, Charter School Revenue Bonds, North Davis Preparatory Academy, Series 2010, 6.375%, 7/15/40	7/20 at 100.00	BBB–	857,847
1,555	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Paradigm High School, Series 2010A, 6.375%, 7/15/40	7/20 at 100.00	BB	1,595,010
7,395	Total Utah			7,502,014
	Virginia – 1.3% (0.8% of Total Investments)
540	Embrey Mill Community Development Authority, Virginia, Special Assessment Revenue Bonds, Series 2015, 5.600%, 3/01/45, 144A	3/25 at 100.00	N/R	548,829
1,800	Henrico County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health System Obligated Group, Series 2013, 5.000%, 11/01/30	11/22 at 100.00	A	1,979,028
3,390	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital Improvement Project, Refunding Second Senior Lien Series 2014A, 5.000%, 10/01/53	4/22 at 100.00	BBB+	3,597,332
6,000	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/18 at 100.00	B–	5,940,000
2,855	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset-Backed Bonds, Series 2007B2, 5.200%, 6/01/46	6/21 at 100.00	B–	2,856,485
1,810	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2012, 5.000%, 1/01/40 (Alternative Minimum Tax)	1/22 at 100.00	BBB	1,923,650
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
1,885	5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB	2,050,541
4,480	6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB	4,991,034
3,810	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB	4,147,337
26,570	Total Virginia			28,034,236
	Washington – 2.1% (1.3% of Total Investments)
1,260	Central Puget Sound Regional Transit Authority, Washington, Sales Tax and Motor Vehicle Excise Tax Bonds, Series 1999, 4.750%, 2/01/28 – FGIC Insured	8/18 at 100.00	AAA	1,348,402
6,000	Energy Northwest, Washington, Electric Revenue Bonds, Columbia Generating Station, Series 2015A, 5.000%, 7/01/38 (UB) (5)	7/25 at 100.00	AA–	6,723,000
2,500	King County, Washington, Sewer Revenue Bonds, Series 2009, 5.250%, 1/01/42 (Pre-refunded 1/01/19)	1/19 at 100.00	AA+ (4)	2,557,100
10,000	Washington Health Care Facilities Authority, Revenue Bonds, Catholic Health, Series 2011A, 5.000%, 2/01/41	2/21 at 100.00	BBB+	10,367,900
6,065	Washington Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Refunding Series 2015, 4.000%, 7/01/36	7/25 at 100.00	Baa1	5,995,253
7,190	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A3	7,640,957
2,940	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2010, 5.500%, 12/01/39 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (4)	3,192,840
2,185	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital, Series 2012A, 5.000%, 10/01/42	10/22 at 100.00	Aa2	2,367,163

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington (continued)
$4,000	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2009A, 6.000%, 1/01/33 (Pre-refunded 7/01/19)	7/19 at 100.00	A3 (4)	$4,185,400
1,410	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2003F, 0.000%, 12/01/24 – NPFG Insured	No Opt. Call	AA+	1,180,339
43,550	Total Washington			45,558,354
	West Virginia – 0.5% (0.3% of Total Investments)
2,950	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company Amos Project, Series 2010, 5.375%, 12/01/38	12/20 at 100.00	Baa1	3,163,669
1,950	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area Medical Center, Series 2009A, 5.625%, 9/01/32	9/19 at 100.00	Baa1	2,022,404
5,160	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health System Obligated Group, Refunding & Improvement Series 2013A, 5.500%, 6/01/44	6/23 at 100.00	A	5,674,194
10,060	Total West Virginia			10,860,267
	Wisconsin – 1.8% (1.1% of Total Investments)
815	Monroe Redevelopment Authority, Wisconsin, Development Revenue Bonds, The Monroe Clinic, Inc., Series 2009, 5.875%, 2/15/39 (Pre-refunded 2/15/19)	2/19 at 100.00	A– (4)	840,591
1,000	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Envision Science Academy Project, Series 2016A, 5.125%, 5/01/36, 144A	5/26 at 100.00	N/R	957,500
	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, North Carolina Charter Educational Foundation Project, Series 2016A:
5,375	5.000%, 6/15/36, 144A	6/26 at 100.00	N/R	5,027,883
4,440	5.000%, 6/15/46, 144A	6/26 at 100.00	N/R	4,000,973
	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1:
78	0.000%, 1/01/56, 144A – ACA Insured	No Opt. Call	N/R	2,320
86	0.000%, 1/01/57, 144A – ACA Insured	No Opt. Call	N/R	2,568
1,055	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2014, 5.250%, 4/01/30 (Alternative Minimum Tax)	11/24 at 100.00	N/R	1,127,932
1,200	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2016, 4.000%, 8/01/35 (Alternative Minimum Tax)	8/26 at 100.00	N/R	1,163,520
1,000	Public Finance Authority, Wisconsin, Exempt Facilities Revenue Bonds, Celanese Project, Refunding Series 2016C, 4.300%, 11/01/30 (Alternative Minimum Tax)	5/26 at 100.00	BBB–	1,021,050
	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B:
80	0.000%, 1/01/47, 144A	3/28 at 37.76	N/R	2,402
70	0.000%, 1/01/48, 144A	3/28 at 35.85	N/R	2,098
69	0.000%, 1/01/49, 144A	3/28 at 34.04	N/R	2,063
65	0.000%, 1/01/50, 144A	3/28 at 32.32	N/R	1,994
65	0.000%, 1/01/51, 144A	3/28 at 30.69	N/R	1,960
85	0.000%, 1/01/52, 144A	3/28 at 29.14	N/R	2,543
84	0.000%, 1/01/53, 144A	3/28 at 27.67	N/R	2,508
81	0.000%, 1/01/54, 144A	3/28 at 26.27	N/R	2,423
79	0.000%, 1/01/55, 144A	3/28 at 24.94	N/R	2,371
3,707	5.500%, 7/01/56, 144A	3/28 at 100.00	N/R	3,688,738
84	0.000%, 1/01/58, 144A	3/28 at 21.35	N/R	2,500
81	0.000%, 1/01/59, 144A	3/28 at 20.27	N/R	2,431
80	0.000%, 1/01/60, 144A	3/28 at 19.25	N/R	2,380
79	0.000%, 1/01/61, 144A	3/28 at 18.28	N/R	2,345
76	0.000%, 1/01/62, 144A	3/28 at 17.35	N/R	2,278
75	0.000%, 1/01/63, 144A	3/28 at 16.48	N/R	2,226
73	0.000%, 1/01/64, 144A	3/28 at 15.65	N/R	2,175
72	0.000%, 1/01/65, 144A	3/28 at 16.86	N/R	2,140
78	0.000%, 1/01/66, 144A	3/28 at 14.11	N/R	2,306
935	0.000%, 1/01/67, 144A	3/28 at 13.39	N/R	27,748

NZF	Nuveen Municipal Credit Income Fund
Portfolio of Investments (continued)
April 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$3,000	Southeast Wisconsin Professional Baseball Park District, Sales Tax Revenue Refunding Bonds, Series 1998A, 5.500%, 12/15/19 – NPFG Insured (ETM)	No Opt. Call	A2 (4)	$3,173,850
1,400	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit Health System, Inc., Series 2010B, 5.000%, 4/01/30	4/20 at 100.00	A–	1,447,698
1,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B, 5.000%, 2/15/32	2/22 at 100.00	A–	1,336,938
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2012:
2,105	5.000%, 6/01/32	6/22 at 100.00	A3	2,245,488
2,500	5.000%, 6/01/39	6/22 at 100.00	A3	2,633,600
4,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc. Obligated Group, Refunding Series 2015, 5.000%, 8/15/39	8/24 at 100.00	A+	4,340,440
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Rogers Memorial Hospital, Inc., Series 2014A:
1,415	5.000%, 7/01/27	7/24 at 100.00	A–	1,550,599
1,310	5.000%, 7/01/29	7/24 at 100.00	A–	1,430,939
3,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Rogers Memorial Hospital, Inc., Series 2014B, 5.000%, 7/01/44	7/24 at 100.00	A–	3,202,830
1,120	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson Hollow Project. Series 2014, 5.250%, 10/01/39	10/22 at 102.00	N/R	1,206,733
42,167	Total Wisconsin			40,471,081
$3,960,413	Total Municipal Bonds (cost $3,323,305,327)			3,537,594,795

Shares	Description (1), (10)	Value
	INVESTMENT COMPANIES – 0.1% (0.1% of Total Investments)
6,266	BlackRock MuniHoldings Fund Inc.	$93,864
131,278	Deutsche Municipal Income Trust	1,450,622
26,880	Dreyfus Strategic Municipal Fund	204,557
43,020	Invesco VK Investment Grade Municipal Trust	524,414
30,000	Invesco VK Municipal Opportunity Trust	348,600
43,420	PIMCO Municipal Income Fund II	549,697
	Total Investment Companies (cost $3,325,133)	3,171,754

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0% (0.0% of Total Investments)
	Transportation – 0.0% (0.0% of Total Investments)
$577	Las Vegas Monorail Company, Senior Interest Bonds (11), (12)	5.500%	7/15/19	N/R	$369,201
160	Las Vegas Monorail Company, Senior Interest Bonds (11), (12)	5.500%	7/15/55	N/R	79,818
$737	Total Corporate Bonds (cost $44,880)				449,019
	Total Long-Term Investments (cost $3,326,675,340)				3,541,215,568
	Floating Rate Obligations – (1.1)%				(24,620,000)
	MuniFund Preferred Shares, net of deferred offering costs – (13.9)% (13)				(304,389,774)
	Variable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (15.3)% (14)				(335,980,501)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (32.9)% (15)				(721,949,584)
	Other Assets Less Liabilities – 2.0%				43,341,246
	Net Assets Applicable to Common Shares – 100%				$2,197,616,955

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	The ratings disclosed are the lowest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	The coupon for this security increased 0.25% effective January 1, 2016 and increased an additional 0.25% effective May 11, 2016.
(7)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(8)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.
(9)	On July 1, 2017, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.000% to 2.000%.
(10)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.
(11)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.
(12)	During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund was not accruing income for either senior interest corporate bond. On January 18, 2017, the Fund’s Adviser determined it was likely that this senior interest corporate bond would fulfill its obligation on the security maturing on July 15, 2019, and therefore began accruing income on the Fund’s records.
(13)	MuniFund Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 8.6%.
(14)	Variable Rate MuniFund Term Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 9.5%.
(15)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 20.4%.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ETM	Escrowed to maturity.
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
PIK	Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

NMZ	Nuveen Municipal High Income
Opportunity Fund
Portfolio of Investments
April 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 143.8% (100.0% of Total Investments)
	MUNICIPAL BONDS – 142.6% (99.2% of Total Investments)
	Alabama – 0.7% (0.5% of Total Investments)
$182	Adamsville Solid Waste Disposal Authority, Alabama, Solid Waste Disposal Revenue Bonds, Big Sky Environmental LLC Project, Refunding Taxable Series 2017C., 0.000%, 9/01/37, 144A	7/18 at 100.00	N/R	$2
1,000	Adamsville Solid Waste Disposal Authority, Alabama, Solid Waste Disposal Revenue Bonds, Big Sky Environmental LLC Project, Series 2017A., 6.750%, 9/01/37, 144A (Alternative Minimum Tax)	9/27 at 100.00	N/R	992,420
212	Adamsville Solid Waste Disposal Authority, Alabama, Solid Waste Disposal Revenue Bonds, Big Sky Environmental LLC Project, Taxable Series 2017B., 6.750%, 9/01/37, 144A	9/27 at 100.00	N/R	202,898
1,000	Alabama Industrial Development Authority, Solid Waste Disposal Revenue Bonds, Pine City Fiber Co. Project, Series 1993, 6.450%, 12/01/23 (Alternative Minimum Tax)	7/18 at 100.00	B3	999,900
2,000	Alabama Private Colleges and University Facilities Authority, Limited Obligation Bonds, University of Mobile Project, Series 2015A, 6.000%, 9/01/45, 144A	9/25 at 100.00	N/R	1,986,520
1,000	Jefferson County, Alabama, Sewer Revenue Warrants, Senior Lien Series 2013C, 0.000%, 10/01/38 – AGM Insured	10/23 at 105.00	BB+	865,560
950	Selma Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds, Zilkha Biomass Selma LLC Project, Series 2015, 7.500%, 5/01/25, 144A (Alternative Minimum Tax) (4)	No Opt. Call	N/R	684,000
6,344	Total Alabama			5,731,300
	Arizona – 2.4% (1.7% of Total Investments)
3,000	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Rowan University Project, Tender Option Bond Trust 2016-XF2337, 12.509%, 6/01/42, 144A – AGM Insured (IF) (5)	6/22 at 100.00	A	3,857,820
440	Phoenix Industrial Development Authority, Arizona, Multifamily Housing Revenue Bonds, Deer Valley Veterans Assisted Living Project, Series 2016A, 5.125%, 7/01/36	7/24 at 101.00	N/R	429,554
1,000	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Desert Heights Charter School, Series 2014, 7.250%, 5/01/44	5/24 at 100.00	N/R	1,076,230
100	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2014A, 6.875%, 7/01/34	7/20 at 102.00	BB	93,175
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2016:
245	5.250%, 7/01/36	7/26 at 100.00	BB	218,435
400	5.375%, 7/01/46	7/26 at 100.00	BB	346,084
475	5.500%, 7/01/51	7/26 at 100.00	BB	409,863
2,000	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San Tan Montessori School Project, Series 2014A , 9.000%, 2/01/44	2/24 at 100.00	N/R	2,254,640
470	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds Legacy Traditional School Project, Series 2009, 8.500%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R (6)	504,371
2,500	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Carden Traditional Schools Project, Series 2012, 7.500%, 1/01/42	1/22 at 100.00	B	2,258,150
	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Education Center Project, Series 2010:
1,315	6.000%, 6/01/40 (Pre-refunded 6/01/19)	6/19 at 100.00	BB+ (6)	1,372,518
500	6.100%, 6/01/45 (Pre-refunded 6/01/19)	6/19 at 100.00	BB+ (6)	522,400
1,150	Pinal County Industrial Development Authority, Arizona, Correctional Facilities Contract Revenue Bonds, Florence West Prison LLC, Series 2002A, 5.250%, 10/01/22 – ACA Insured	7/18 at 100.00	BBB–	1,150,713
1,665	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Tribal Economic Development Bonds, Series 2012A, 9.750%, 5/01/25	5/22 at 100.00	BB–	1,875,206
2,500	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc. Prepay Contract Obligations, Series 2007, 5.500%, 12/01/37, 144A	No Opt. Call	Ba1	2,971,700

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Arizona (continued)
$1,000	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water & Sewer Inc. Refunding, Series 2007A, 6.375%, 12/01/37 (Alternative Minimum Tax)	7/18 at 100.00	N/R	$941,200
18,760	Total Arizona			20,282,059
	California – 19.8% (13.8% of Total Investments)
1,000	California Enterprise Development Authority, Recovery Zone Facility Revenue Bonds, SunPower Corporation – Headquarters Project, Series 2010, 8.500%, 4/01/31	4/21 at 100.00	N/R	1,071,630
2,205	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 5.125%, 6/01/38	7/18 at 100.00	BB	2,205,066
10,000	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Series 2016B, 5.000%, 11/15/46 (UB) (5)	11/26 at 100.00	A+	11,168,900
	California Health Facilities Financing Authority, Refunding Revenue Bonds, Stanford Hospital and Clinics, Tender Option Bond Trust 2016-XF2353:
1,875	15.198%, 11/15/40, 144A (Pre-refunded 11/15/21) (IF) (5)	11/21 at 100.00	Aa3 (6)	2,785,894
1,250	14.192%, 11/15/40, 144A (Pre-refunded 11/15/21) (IF) (5)	11/21 at 100.00	Aa3 (6)	1,814,737
	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital , Tender Option Bond Series 2017A:
5,165	5.000%, 8/15/42 (UB) (5)	8/27 at 100.00	BBB+	5,718,326
22,115	5.000%, 8/15/47 (UB) (5)	8/27 at 100.00	BBB+	24,355,913
12,500	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanente System, Series 2017A-2, 4.000%, 11/01/44 (UB) (5)	11/27 at 100.00	AA–	12,737,750
	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and Clinics, Tender Option Bond Trust 2016-XG0049:
250	13.092%, 8/15/51, 144A (IF) (5)	8/22 at 100.00	Aa3	338,655
1,000	13.089%, 8/15/51, 144A (IF) (5)	8/22 at 100.00	Aa3	1,354,520
1,020	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Affordable Housing Inc. Projects, Series 2014B, 5.875%, 8/15/49	8/24 at 100.00	N/R	1,104,640
980	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010B, 7.250%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R (6)	1,083,223
500	California Municipal Finance Authority, Revenue Bonds, California Baptist University, Series 2016A, 5.000%, 11/01/36, 144A	11/26 at 100.00	N/R	536,090
7,430	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series 2017B, 4.000%, 7/01/42 (UB) (5)	7/27 at 100.00	BBB–	7,458,011
1,000	California Municipal Finance Authority, Revenue Bonds, Harbor Regional Center Project, Series 2009, 8.500%, 11/01/39 (Pre-refunded 11/01/19)	11/19 at 100.00	AA (6)	1,096,190
400	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Aemerge Redpak Services Southern California, LLC Project, Subordinate Series 2017, 8.000%, 12/01/27, 144A (Alternative Minimum Tax)	No Opt. Call	N/R	399,692
1,950	California School Finance Authority, Educational Facilities Revenue Bonds, Tri-Valley Learning Corporation, Series 2012A, 7.000%, 6/01/47 (4)	6/20 at 102.00	N/R	1,452,750
1,300	California State, General Obligation Bonds, Tender Option Bond Trust 3162, 14.640%, 3/01/40, 144A – AGM Insured (IF) (5)	3/20 at 100.00	Aa3	1,648,686
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A:
800	5.250%, 12/01/44	12/24 at 100.00	BB	849,720
1,000	5.500%, 12/01/54	12/24 at 100.00	BB	1,077,610
6,940	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A, 5.250%, 12/01/56, 144A	6/26 at 100.00	BB	7,390,684
520	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes of the West, Series 2010, 6.250%, 10/01/39	10/19 at 100.00	BBB+	547,804

NMZ	Nuveen Municipal High Income Opportunity Fund
Portfolio of Investments (continued)
April 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$500	California Statewide Communities Development Authority, Revenue Bonds, Lancer Educational Student Housing Project, Refunding Series 2016A, 5.000%, 6/01/46, 144A	6/26 at 100.00	N/R	$524,355
1,000	California Statewide Communities Development Authority, Special Tax Bonds, Community Facilities District 2012-01, Fancher Creek, Series 2013A, 5.700%, 9/01/43	9/22 at 100.00	N/R	1,059,980
1,605	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2011A, 8.000%, 9/02/41	9/21 at 100.00	N/R	1,680,772
500	California Statewide Community Development Authority, Revenue Bonds, California Baptist University, Series 2011A, 7.500%, 11/01/41 (Pre-refunded 11/01/21)	11/21 at 100.00	N/R (6)	590,955
1,500	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.500%, 7/01/39 (7)	7/18 at 100.00	CCC	1,500,015
1,250	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007C, 5.750%, 7/01/47 (Pre-refunded 7/01/18) – FGIC Insured	7/18 at 100.00	AA– (6)	1,258,412
515	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 2015-XF2186, 12.861%, 11/15/38, 144A (Pre-refunded 5/15/18) (IF) (5)	5/18 at 99.03	AA– (6)	517,477
1,845	Daly City Housing Development Finance Agency, California, Mobile Home Park Revenue Bonds, Franciscan Mobile Home Park Project, Refunding Third Tier Series 2007C, 6.500%, 12/15/47	7/18 at 100.00	N/R	1,847,509
2,000	Daly City Housing Development Finance Agency, California, Mobile Home Park Revenue Bonds, Franciscan Mobile Home Park, Refunding Series 2007A, 5.000%, 12/15/37	7/18 at 100.00	A+	2,003,400
1,000	Fontana, California, Special Tax Bonds, Community Facilities District 31 Citrus Heights North, Series 2006, 5.000%, 9/01/26	9/18 at 100.00	N/R	1,002,530
3,500	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Senior Convertible Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B3	3,586,135
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
6,635	5.000%, 6/01/33	6/18 at 100.00	B3	6,693,255
11,330	5.750%, 6/01/47	6/18 at 100.00	B3	11,655,511
3,690	5.125%, 6/01/47	6/18 at 100.00	B–	3,689,926
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2015A:
2,000	5.000%, 6/01/40 (UB) (5)	6/25 at 100.00	A+	2,222,400
2,000	5.000%, 6/01/45 (UB) (5)	6/25 at 100.00	A+	2,213,060
860	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Tender Option Bond Trust 2015-XF1038, 12.268%, 6/01/45, 144A (IF) (5)	6/25 at 100.00	A+	1,226,455
1,500	Grossmont Healthcare District, California, General Obligation Bonds, Tender Option Bond Trust 3253, 17.777%, 7/15/40, 144A (Pre-refunded 7/15/21) (IF) (5)	7/21 at 100.00	Aaa	2,277,885
	Hercules Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005:
1,000	5.000%, 8/01/25 – AMBAC Insured	7/18 at 100.00	N/R	1,016,400
1,000	5.000%, 8/01/35 – AMBAC Insured	7/18 at 100.00	N/R	1,011,730
	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment Project Areas Housing Programs, Series 2009:
190	6.875%, 8/01/39 (Pre-refunded 8/01/19)	8/19 at 100.00	N/R (6)	201,734
145	6.875%, 8/01/39 (Pre-refunded 8/01/19)	8/19 at 100.00	BBB (6)	153,955
390	Lee Lake Public Financing Authority, California, Junior Lien Revenue Bonds, Series 2013B, 5.250%, 9/01/32	9/23 at 100.00	N/R	419,667
850	Los Angeles County, California, Community Development Commission Headquarters Office Building, Lease Revenue Bonds, Community Development Properties Los Angeles County Inc., Tender Option Bond Trust 2016-XL0022, 13.615%, 9/01/42, 144A (IF) (5)	9/21 at 100.00	Aa3	1,144,193
1,825	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Tender Option Bond Trust 2016-XL0005, 13.121%, 5/15/40, 144A (IF) (5)	5/20 at 100.00	AA	2,277,837

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$1,000	Lynwood Redevelopment Agency, California, Project A Revenue Bonds, Subordinate Lien Series 2011A, 7.000%, 9/01/31	9/21 at 100.00	A–	$1,152,250
	March Joint Powers Redevelopment Agency, California, Tax Allocation Revenue Bonds, March Air Force Base Redevelopment Project, Series 2011A:
1,000	7.000%, 8/01/26 (Pre-refunded 8/01/21)	8/21 at 100.00	N/R (6)	1,153,330
1,500	7.500%, 8/01/41 (Pre-refunded 8/01/21)	8/21 at 100.00	N/R (6)	1,753,425
470	Moreno Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2005-3, Series 2007, 5.000%, 9/01/37 (Pre-refunded 9/01/18)	9/18 at 100.00	N/R (6)	471,913
500	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 7.000%, 8/01/32 (Pre-refunded 8/01/21)	8/21 at 100.00	A (6)	578,435
330	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40 Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010:	9/21 at 100.00	A–	371,161
385	5.250%, 11/01/21 (Pre-refunded 11/01/20)	11/20 at 100.00	BBB– (6)	406,660
1,000	6.000%, 11/01/41 (Pre-refunded 11/01/20)	11/20 at 100.00	BBB– (6)	1,096,450
1,000	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28 (Pre-refunded 9/01/18)	9/18 at 100.00	N/R (6)	1,015,480
733	River Rock Entertainment Authority, California, Revenue Bonds, Senior Notes Series 2011B, 8.000%, 11/01/18 (4)	7/18 at 100.00	N/R	267,545
1,200	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 6.750%, 10/01/30	10/21 at 100.00	A	1,376,892
	Sacramento City Financing Authority California, Lease Revenue Bonds, Master Lease Program Facilities Projects, Tender Option Bond Trust 2016-XG0100:
750	13.414%, 12/01/30, 144A – AMBAC Insured (IF) (5)	No Opt. Call	A+	1,332,127
2,015	13.414%, 12/01/33, 144A – AMBAC Insured (IF) (5)	No Opt. Call	A+	3,869,828
	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011:
960	8.000%, 12/01/26	12/21 at 100.00	BB	1,119,638
1,000	8.000%, 12/01/31	12/21 at 100.00	BB	1,141,480
4,095	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Subordinate Series 2016D, 0.000%, 8/01/31, 144A	8/21 at 61.78	N/R	2,128,786
1,000	Santa Margarita Water District, California, Special Tax Bonds, Community Facilities District 2013-1 Village of Sendero, Series 2013, 5.625%, 9/01/43	9/23 at 100.00	N/R	1,087,760
1,000	Santee Community Development Commission, California, Santee Redevelopment Project Tax Allocation Bonds, Series 2011A, 7.000%, 8/01/41 (Pre-refunded 2/01/21)	2/21 at 100.00	A (6)	1,133,830
1,065	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 16-01, Series 2017, 6.250%, 9/01/47, 144A	9/27 at 100.00	N/R	1,075,373
1,890	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1, 5.500%, 6/01/45	6/18 at 100.00	B–	1,889,962
650	Twentynine Palms Redevelopment Agency, California, Tax Allocation Bonds, Four Corners Project Area, Series 2011A, 7.650%, 9/01/42	9/21 at 100.00	BBB+	759,941
1,250	University of California, General Revenue Bonds, Tender Option Bond Trust 2016-XL0001, 13.050%, 5/15/39, 144A (IF) (5)	5/23 at 100.00	Aa2	1,790,550
154,623	Total California			166,944,855
	Colorado – 7.8% (5.4% of Total Investments)
500	Aurora Single Tree Metropolitan District, City of Aurora, Adams County, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2006., 5.000%, 11/15/20	No Opt. Call	N/R	500,000
2,000	Brighton Crossing Metropolitan District 4, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding Series 2013, 7.000%, 12/01/23 (Pre-refunded 7/01/18)	7/18 at 100.00	N/R (6)	2,016,820
500	Cherry Creek Corporate Center Metropolitan District, Arapahoe County, Colorado, Revenue Bonds, Refunding Subordinate Lien Series 2016B, 8.000%, 6/15/37	12/21 at 103.00	N/R	472,145

NMZ	Nuveen Municipal High Income Opportunity Fund
Portfolio of Investments (continued)
April 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$750	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy Project, Series 2008, 6.250%, 7/01/28	7/18 at 100.00	BB	$752,257
1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Jefferson County School District R-1 – Compass Montessori Secondary School, Series 2006, 5.625%, 2/15/36	7/18 at 100.00	N/R	988,290
2,255	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Mountain Phoenix Community School, Series 2012, 7.000%, 10/01/42	10/22 at 100.00	N/R	2,362,473
560	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Skyview Academy Project, Series 2014, 5.375%, 7/01/44, 144A	7/24 at 100.00	BB	572,768
1,750	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Pikes Peak School of Expeditionary Learning Charter School, Series 2008, 6.625%, 6/01/38 (Pre-refunded 6/01/18)	6/18 at 102.00	N/R (6)	1,791,650
5,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2016A, 5.000%, 11/15/41 (UB)	5/26 at 100.00	AA	5,554,650
2,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes of the Midwest Obligated Group, Series 2013, 8.000%, 8/01/43	2/24 at 100.00	N/R	2,862,300
1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2016, 6.125%, 2/01/46, 144A	2/26 at 100.00	N/R	1,002,650
1,350	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Colorado Senior Residences Project, Series 2012, 6.750%, 6/01/32 (4), (8)	6/22 at 100.00	N/R	495,362
750	Colorado Health Facilities Authority, Health Facilities Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Tender Option Bond Trust 2015-XF0054, 13.872%, 1/01/30, 144A (IF)	1/20 at 100.00	AA–	897,592
1,285	Colorado Health Facilities Authority, Revenue Bonds, Craig Hospital Project, Series 2012, 5.000%, 12/01/32 (UB) (5)	12/22 at 100.00	A	1,387,903
518	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project, Series 2007, 5.000%, 6/01/18 (Alternative Minimum Tax) (8)	No Opt. Call	N/R	576,495
	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project, Series 2017:
5,045	6.750%, 4/01/27 (Alternative Minimum Tax)	No Opt. Call	N/R	4,477,892
2,224	6.875%, 10/01/27 (Alternative Minimum Tax)	No Opt. Call	N/R	1,972,732
2,000	Compark Business Campus Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Series 2012A, 6.750%, 12/01/39 – RAAI Insured	12/22 at 100.00	N/R	2,080,240
	Confluence Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007:
1,000	5.400%, 12/01/27	7/18 at 100.00	N/R	700,240
1,500	5.450%, 12/01/34	7/18 at 100.00	N/R	1,040,595
2,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%, 9/01/27 – NPFG Insured	No Opt. Call	BBB+	1,473,660
708	Erie Highlands Metropolitan District No. 1 (In the Town of Erie), Weld County, Colorado, General Obligation Limited Tax Bonds, Series 2015B, 7.750%, 12/15/45	12/20 at 103.00	N/R	704,340
923	Fitzsimons Village Metropolitan District 1, Aurora, Arapahoe County, Colorado, Tax Increment Public Improvement Fee Supported Revenue Bonds, Series 2010A, 7.500%, 3/01/40	3/20 at 100.00	N/R	957,133
1,000	Fitzsimons Village Metropolitan District 3, Arapahoe County, Colorado, Tax Increment/Public Improvement Fee Supported Revenue Bonds, Series 2014A, 6.000%, 3/01/44	3/20 at 100.00	N/R	986,980
	Foothills Metropolitan District, Fort Collins, Colorado, Special Revenue Bonds, Series 2014:
1,000	5.750%, 12/01/30	12/24 at 100.00	N/R	1,029,150
1,080	6.000%, 12/01/38	12/24 at 100.00	N/R	1,103,447
1,989	Great Western Metropolitan District 5, Colorado, General Obligation Limited Tax Revenue Bonds, Series 2009A-1, 0.000%, 8/01/39 (9), (10)	12/19 at 100.00	N/R	1,963,183
2,000	Heritage Todd Creek Metropolitan District, Colorado, General Obligation Bonds Limited Tax, Refunding & Improvement Series 2015, 6.125%, 12/01/44	12/24 at 100.00	N/R	2,033,920
933	Heritage Todd Creek Metropolitan District, Colorado, General Obligation Bonds Limited Tax, Series 2007A, 5.500%, 12/01/37	7/18 at 100.00	N/R	923,036

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$1,000	Iliff Commons Metropolitan District 2, Aurora, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax Series 2015, 6.250%, 12/01/44	12/20 at 103.00	N/R	$1,011,170
305	Iliff Commons Metropolitan District 2, Aurora, Arapahoe County, Colorado, General Obligation Bonds, Subordinated Limited Tax Convertible to Unlimited Tax Series 2016B, 8.000%, 12/15/46	12/21 at 103.00	N/R	308,468
2,000	Jefferson Center Metropolitan District 1, Arvada, Jefferson County, Colorado, Revenue Bonds, Refunding Series 2015, 5.500%, 12/01/45	12/20 at 103.00	N/R	1,960,960
	Johnstown Plaza Metropolitan District, Colorado, Special Revenue Bonds, Series 2016A:
675	5.250%, 12/01/36	12/21 at 103.00	N/R	646,393
1,265	5.375%, 12/01/46	12/21 at 103.00	N/R	1,200,460
3,040	Kit Carson County Health Service District, Colorado, Health Care Facility Revenue Bonds, Series 2007, 6.750%, 1/01/34	7/18 at 100.00	N/R	3,044,013
1,250	Lewis Pointe Metropolitan District, Thornton, Colorado, Limited Tax Convertible to Unlimited Tax General Obligation Bonds, Series 2015A, 6.000%, 12/01/44	12/20 at 100.00	N/R	1,256,137
500	Leyden Rock Metropolitan District No. 10, In the City of Arvada, Colorado, Limited Tax General Obligation Bonds, Refunding and Improvement Series 20016A, 5.000%, 12/01/45	12/21 at 103.00	N/R	507,540
500	Leyden Rock Metropolitan District No. 10, In the City of Arvada, Colorado, Limited Tax General Obligation Bonds, Refunding and Improvement Series 20016B, 7.250%, 12/15/45	12/21 at 103.00	N/R	489,255
500	Midcities Metropolitan District No. 2, In the City and County of Broomfield, Colorado, Subordinate Special Revenue Refunding Bonds, Series 2016B, 7.750%, 12/15/46	12/21 at 103.00	N/R	494,020
2,000	Murphy Creek Metropolitan District 3, Aurora, Colorado, General Obligation Bonds, Refunding & Improvement Series 2006, 6.125%, 12/01/35 (11)	7/18 at 100.00	N/R	1,640,000
1,000	Pinon Pines Metropolitan District No. 1, El Paso County, Colorado, General Obligation Limited Tax Bonds, Series 2016, 5.375%, 12/01/46	12/21 at 103.00	N/R	908,690
1,080	Promenade at Castle Rock Metropolitan District 1, Colorado, General Obligation Bonds, Limited Tax Series 2015A, 5.750%, 12/01/39	12/20 at 103.00	N/R	1,133,428
	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010:
1,000	6.500%, 1/15/30	7/20 at 100.00	Baa3	1,090,570
1,000	6.000%, 1/15/41	7/20 at 100.00	Baa3	1,064,320
1,000	STC Metropolitan District 2, Superior, Boulder County, Colorado, Limited Tax General Obligation Bonds, Series 2015A, 6.000%, 12/01/38	12/19 at 103.00	N/R	1,027,270
875	STC Metropolitan District 2, Superior, Boulder County, Colorado, Limited Tax General Obligation Bonds, Series 2015B, 7.750%, 12/15/38	12/19 at 103.00	N/R	885,106
3,000	Stone Ridge Metropolitan District 2, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited, Series 2007, 7.250%, 12/01/31 (12)	7/18 at 100.00	N/R	480,000
1,815	Three Springs Metropolitan District 3, Durango, La Plata County, Colorado, Property Tax Supported Revenue Bonds, Series 2010, 7.750%, 12/01/39	12/20 at 100.00	N/R	1,868,833
965	VDW Metropolitan District 2, Larimer County, Colorado, General Obligation Bonds, Refunding Limited Tax Series 2016B, 7.250%, 12/15/45	No Opt. Call	A2	922,646
69,890	Total Colorado			65,619,182
	Connecticut – 1.0% (0.7% of Total Investments)
4,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity Health Credit Group, Series 2016, 5.000%, 12/01/45 (UB)	6/26 at 100.00	AA–	4,451,760
2,500	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Series 2010A, 7.875%, 4/01/39 (Pre-refunded 4/01/20)	4/20 at 100.00	N/R (6)	2,766,400
5,869	Mashantucket Western Pequot Tribe, Connecticut, Special Revenue Bonds, Subordinate Series 2013A, 6.050%, 7/01/31 (Cash 4.000%, PIK 2.050%) (4)	No Opt. Call	N/R	183,413
1,000	Stamford, Connecticut, Special Obligation Revenue Bonds, Mill River Corridor Project, Series 2011aA, 7.000%, 4/01/41 (Pre-refunded 4/01/21)	4/21 at 100.00	N/R (6)	1,135,340
13,369	Total Connecticut			8,536,913

NMZ	Nuveen Municipal High Income Opportunity Fund
Portfolio of Investments (continued)
April 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Delaware – 0.3% (0.2% of Total Investments)
$2,500	Delaware Economic Development Authority, Revenue Bonds, Odyssey Charter School Inc. Project, Series 2015A, 7.000%, 9/01/45, 144A	3/25 at 100.00	N/R	$2,475,625
	District of Columbia – 0.6% (0.4% of Total Investments)
195	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.500%, 5/15/33	No Opt. Call	Baa1	219,689
1,000	District of Columbia, Revenue Bonds, Cesar Chavez Public Charter Schools for Public Policy, Series 2011, 7.500%, 11/15/31	11/20 at 100.00	B–	1,032,170
	District of Columbia, Revenue Bonds, Howard University, Tender Option Bond Trust 2016-XG0094:
28	17.613%, 10/01/37, 144A (Pre-refunded 4/01/21) (IF) (5)	4/21 at 100.00	N/R (6)	36,259
2,472	17.613%, 10/01/37, 144A (IF) (5)	4/21 at 100.00	Ba2	3,201,191
250	District of Columbia, Revenue Bonds, KIPP DC Issue, Series 2013A, 6.000%, 7/01/33 (Pre-refunded 7/01/23)	7/23 at 100.00	BBB+ (6)	294,120
3,945	Total District of Columbia			4,783,429
	Florida – 15.1% (10.5% of Total Investments)
1,500	Alachua County Health Facilities Authority, Florida, Health Faculties Revenue Bonds, Terraces at Bonita Springs Project, Series 2011A, 8.125%, 11/15/46	11/21 at 100.00	N/R	1,675,380
815	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds, Series 2006A, 5.125%, 5/01/38	7/18 at 100.00	N/R	766,907
1,840	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds, Series 2012, 6.700%, 5/01/42	5/22 at 100.00	N/R	1,883,866
1,735	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds, Series 2015, 5.375%, 5/01/45	5/25 at 100.00	N/R	1,664,680
995	Babcock Ranch Community Independent Special District, Florida, Special Assessment Bonds, Series 2015, 5.250%, 11/01/46	11/25 at 100.00	N/R	1,003,587
905	Belmont Community Development District, Florida, Capital Improvement Revenue Bonds, Phase 1 Project, Series 2013A, 6.125%, 11/01/33	11/24 at 100.00	N/R	1,031,293
1,850	Boggy Creek Improvement District, Orlando, Florida, Special Assessment Revenue Bonds, Refunding Series 2013, 5.125%, 5/01/43	5/23 at 100.00	N/R	1,863,357
2,700	Brevard County, Florida, Industrial Development Revenue Bonds, TUFF Florida Tech Project, Series 2009, 6.500%, 11/01/29	11/19 at 100.00	BB+	2,789,613
700	Broward County, Florida, Airport Facility Revenue Bonds, Learjet Inc., Series 2000, 7.500%, 11/01/20 (Alternative Minimum Tax)	7/18 at 100.00	Caa1	700,259
1,435	Capital Projects Finance Authority, Student Housing Revenue Bonds, Capital Projects Loan Program – Florida Universities, Series 2001F, 5.000%, 10/01/31 – NPFG Insured	7/18 at 100.00	Baa2	1,436,062
1,000	Capital Trust Agency, Florida, Revenue Bonds, Tuscan Gardens Palm Coast Senior Living Community Project, Series 2017A, 7.000%, 10/01/49, 144A	4/24 at 103.00	N/R	971,520
1,000	Capital Trust Agency, Florida, Senior Living Facilities Revenue Bonds, Elim Senior Housing, Inc. Project, Series 2017, 5.875%, 8/01/52, 144A	8/24 at 103.00	N/R	1,019,540
1,000	Celebration Pointe Community Development District 1, Alachua County, Florida, Special Assessment Revenue Bonds, Series 2014, 5.125%, 5/01/45	5/24 at 100.00	N/R	1,005,890
2,000	Collier County Industrial Development Authority, Florida, Continuing Care Community Revenue Bonds, Arlington of Naples Project, Series 2014A, 7.750%, 5/15/35, 144A	5/24 at 100.00	N/R	2,204,720
940	Copperstone Community Development District, Manatee County, Florida, Capital Improvement Revenue Bonds, Series 2007, 5.200%, 5/01/38	7/18 at 100.00	N/R	939,991
970	Cordoba Ranch Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2006, 5.550%, 5/01/37	7/18 at 100.00	N/R	939,047
800	Fishhawk Community Development District IV, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2013A, 7.000%, 5/01/33	5/23 at 100.00	N/R	837,608
1,850	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown Doral Charter Elementary School Project, Series 2014A, 6.500%, 7/01/44	7/24 at 100.00	N/R	1,878,823

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$1,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown Doral Charter Elementary School Project, Series 2017A, 5.750%, 7/01/44, 144A	7/27 at 100.00	N/R	$992,550
565	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Florida Charter Foundation Inc. Projects, Series 2016A, 5.000%, 7/15/46, 144A	7/26 at 100.00	N/R	535,230
1,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2010A, 6.000%, 9/15/40	9/20 at 100.00	BB+	1,037,850
2,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2011A, 7.625%, 6/15/41	6/21 at 100.00	BB	2,186,560
4,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2013A, 8.500%, 6/15/44	6/23 at 100.00	N/R	4,582,400
14,300	Florida, Development Finance Corporation, Surface Transportation Facility Revenue Bonds, Brightline Passenger Rail Project – South Segment, Series 2017., 0.000%, 1/01/47, 144A (Alternative Minimum Tax)	1/19 at 105.00	BB–	14,720,849
2,500	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Doral Breeze Project Series 2012, 5.500%, 11/01/32	11/22 at 100.00	N/R	2,688,075
1,000	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Improvement Bonds, Assessment Area Two Project, Refunding Series 2014A-2, 6.500%, 5/01/39	5/24 at 100.00	N/R	1,048,420
1,950	Harmony Community Development District, Florida, Capital Improvement Revenue Bonds, Special Assessment, Refunding Series 2014, 5.250%, 5/01/32	5/24 at 100.00	N/R	2,014,740
1,000	Jacksonville Economic Development Commission, Florida, Industrial Development Revenue Bonds, Gerdau Ameristeel US Inc. Project, Series 2007, 5.300%, 5/01/37 (Alternative Minimum Tax)	7/18 at 100.00	Ba2	1,000,320
1,000	Lakes by the Bay South Community Development District, Florida, Special Assessment Bonds, Series 2012, 5.750%, 11/01/42	11/22 at 100.00	N/R	1,038,040
665	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Lakewood Centre North Project, Series 2015, 4.875%, 5/01/45	5/25 at 100.00	N/R	665,978
2,000	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2007A, 5.375%, 6/15/37	7/18 at 100.00	BB	1,999,960
630	Lee County Industrial Development Authority, Florida, Healthcare Facilities Revenue Bonds, Preserve Project, Series 2017A., 5.750%, 12/01/52, 144A	12/22 at 105.00	N/R	637,365
12,190	Miami Beach, Florida, Resort Tax Revenue Bonds, Series 2015, 5.000%, 9/01/45 (UB)	9/25 at 100.00	AA–	13,437,281
750	Miami Dade County Industrial Development Authority, Florida, Educational Facilities Revenue Bonds, South Florida Autism Charter School Project, Series 2017, 6.000%, 7/01/47, 144A	7/27 at 100.00	N/R	729,810
1,085	Miami World Center Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2017, 5.250%, 11/01/49	11/27 at 100.00	N/R	1,142,342
750	Miami-Dade County Industrial Development Authority, Florida, Revenue Bonds, Youth Co-Op Charter Schools Project, Series 2015A, 6.000%, 9/15/45, 144A	9/25 at 100.00	N/R	758,385
	Miami-Dade County, Florida, Aviation Revenue Bonds, Series 2008, Tender Option Bond Trust 2016-XG0010:
486	13.371%, 10/01/38, 144A – AGC Insured (Pre-refunded 10/01/18) (Alternative Minimum Tax) (IF) (5)	10/18 at 100.00	A2 (6)	512,560
84	13.371%, 10/01/38, 144A – AGC Insured (Alternative Minimum Tax) (IF) (5)	10/18 at 100.00	A2	88,591
430	13.371%, 10/01/38, 144A – AGC Insured (Pre-refunded 10/01/18)(Alternative Minimum Tax) (IF) (5)	10/18 at 100.00	A2 (6)	453,500
12,430	Miami-Dade County, Florida, General Obligation Bonds, Series 2015D, 5.000%, 7/01/45 (UB)	7/26 at 100.00	AA	13,912,029
1,250	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Tender Option Bond Trust 2016-XG0030, 12.735%, 10/01/39, 144A – AGM Insured (Pre-refunded 10/01/20) (IF)	10/20 at 100.00	A+ (6)	1,604,125
930	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 53, Series 2015, 5.500%, 8/01/46	8/26 at 100.00	N/R	968,046

NMZ	Nuveen Municipal High Income Opportunity Fund
Portfolio of Investments (continued)
April 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Sinai Residences of Boca Raton Project, Series 2014A:
$620	7.000%, 6/01/29	6/22 at 102.00	N/R	$708,759
3,110	7.500%, 6/01/49	6/22 at 102.00	N/R	3,600,789
3,680	Pine Island Community Development District, Florida, Special Assessment Bonds, Bella Collina, Series 2004, 5.750%, 5/01/35	7/18 at 100.00	N/R	3,628,995
1,710	Reunion West Community Development District, Florida, Special Assessment Bonds, Series 2004A-1, 6.250%, 5/01/36	5/22 at 100.00	N/R	1,831,923
2,500	Rolling Oaks Community Development District, Florida, Special Assessment Bonds, Series 2016, 6.000%, 11/01/47	11/27 at 100.00	N/R	2,636,900
990	Shingle Creek Community Development District, Florida, Special Assessment Revenue Bonds, Series 2015, 5.400%, 11/01/45	11/25 at 100.00	N/R	994,237
890	Sweetwater Creek Community Development District, Saint John’s County, Florida, Capital Improvement Revenue Bonds, Series 2007A, 5.500%, 5/01/38	7/18 at 100.00	N/R	890,027
2,515	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-3, 0.000%, 5/01/40 (10)	5/19 at 100.00	N/R	2,380,221
1,540	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40 (10)	5/22 at 100.00	N/R	1,222,991
	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3:
120	6.375%, 5/01/18 (4)	No Opt. Call	N/R	1
1,360	6.650%, 5/01/40 (4)	5/18 at 100.00	N/R	14
2,845	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007A-2, 5.250%, 5/01/39 (4)	11/18 at 100.00	N/R	28
120	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing Parcel Series 2007-1. RMKT, 6.650%, 5/01/40	5/18 at 100.00	N/R	116,366
600	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing Parcel Series 2007A-1. RMKT, 5.250%, 5/01/39	11/18 at 100.00	N/R	526,554
3,740	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-1, 0.000%, 5/01/40 (4)	5/18 at 100.00	N/R	2,978,686
2,300	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-2, 0.000%, 5/01/40 (4)	5/18 at 100.00	N/R	1,507,121
2,505	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-3, 6.610%, 5/01/40 (4)	5/18 at 100.00	N/R	25
3,660	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	7/18 at 100.00	N/R	3,663,697
3,475	Twin Creeks North Community Development District, Florida, Special Assessment Bonds, Master Infrastructure Improvements, Series 2016A-2, 6.375%, 11/01/47	11/31 at 100.00	N/R	3,644,545
1,000	Venetian Parc Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Area One Project, Series 2013, 6.500%, 11/01/43	11/28 at 100.00	N/R	1,299,540
1,000	Waterset North Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2014, 5.500%, 11/01/45	11/24 at 100.00	N/R	1,054,630
1,000	Windsor at Westside Community Development District, Osceola County, Florida, Special Assessment Bonds, Area 1 Project, Series 2015, 5.125%, 11/01/45	11/25 at 100.00	N/R	979,070
129,310	Total Florida			127,032,268
	Georgia – 1.0% (0.7% of Total Investments)
1,000	Atlanta Urban Residential Finance Authority, Georgia, Multifamily Housing Revenue Bonds, Trestletree Village Apartments, Series 2013A, 5.000%, 11/01/48	11/23 at 100.00	BBB+	1,009,080
800	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%, 1/01/31 (Pre-refunded 1/01/19)	1/19 at 100.00	A2 (6)	828,736
1,250	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air Lines, Inc. Project, Series 2009A, 8.750%, 6/01/29	6/20 at 100.00	BB+	1,402,500

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Georgia (continued)
$1,880	Douglas County Development Authority, Georgia, Charter School Revenue Bonds, Brighten Academy Project, Series 2013A, 7.125%, 10/01/43	10/23 at 100.00	N/R	$1,975,523
1,000	Fulton County Development Authority, Georgia, Revenue Bonds, Amana Academy Project, Series 2013A, 6.500%, 4/01/43	4/23 at 100.00	N/R	952,650
	Liberty County Industrial Authority, Georgia, Revenue Bonds, Series 2014:
392	5.500%, 7/15/23	7/21 at 100.00	N/R	394,405
767	5.500%, 7/15/30	7/21 at 100.00	N/R	771,359
842	5.500%, 1/15/36	7/21 at 100.00	N/R	847,053
7,931	Total Georgia			8,181,306
	Guam – 0.3% (0.2% of Total Investments)
2,445	Guam Government, General Obligation Bonds, 2009 Series A, 7.000%, 11/15/39 (Pre-refunded 11/15/19)	11/19 at 100.00	N/R (6)	2,628,619
330	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.375%, 10/01/43 (Alternative Minimum Tax)	10/23 at 100.00	BBB	375,454
2,775	Total Guam			3,004,073
	Hawaii – 0.2% (0.1% of Total Investments)
1,655	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaiian Electric Company, Inc. and Subsidiary Projects, Series 2009, 6.500%, 7/01/39	7/19 at 100.00	BBB–	1,736,658
	Idaho – 0.1% (0.0% of Total Investments)
500	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project, Tender Option Bond Trust 2016-XG0066, 11.427%, 3/01/47, 144A – AGM Insured (IF) (5)	3/22 at 100.00	A–	605,115
	Illinois – 19.5% (13.6% of Total Investments)
730	Bolingbrook, Illinois, Sales Tax Revenue Bonds, Series 2005, 6.250%, 1/01/24	7/18 at 100.00	N/R	722,912
10,670	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Capital Improvement Revenues, Series 2017, 6.000%, 4/01/46 (UB) (5)	4/27 at 100.00	A	12,426,069
1,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2010F, 5.000%, 12/01/31	12/20 at 100.00	B3	1,002,370
15,385	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016A, 7.000%, 12/01/44	12/25 at 100.00	B	17,671,826
2,025	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016B, 6.500%, 12/01/46	12/26 at 100.00	B	2,290,538
9,910	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2017A, 7.000%, 12/01/46, 144A	12/27 at 100.00	B	11,676,656
3,000	Chicago Metropolitan Water Reclamation District, Illinois, General Obligation Bonds, Series 2015A, 5.000%, 12/01/44 (UB)	12/24 at 100.00	AA+	3,266,040
7,500	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011, 5.250%, 12/01/40 (UB) (5)	12/21 at 100.00	A3	8,002,950
1,595	Chicago, Illinois, Certificates of Participation Tax Increment Bonds, 35th and State Redevelopment Project, Series 2012, 6.100%, 1/15/29	6/18 at 100.00	N/R	1,593,327
2,567	Chicago, Illinois, Certificates of Participation, Tax Increment Allocation Revenue Bonds, Diversey-Narragansett Project, Series 2006, 7.460%, 2/15/26 (4)	7/18 at 100.00	N/R	1,864,279
2,000	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2014A, 5.250%, 1/01/30	1/24 at 100.00	Ba1	2,081,240
9,400	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A, 6.000%, 1/01/38	1/27 at 100.00	BBB–	10,408,808
1,000	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2005D, 5.500%, 1/01/37	1/25 at 100.00	Ba1	1,052,260
1,880	Chicago, Illinois, General Obligation Bonds, Refunding Series 2008A, 5.250%, 1/01/37 – FGIC Insured	7/18 at 100.00	Ba1	1,882,256
130	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C, 5.000%, 1/01/38	1/26 at 100.00	BBB–	132,729

NMZ	Nuveen Municipal High Income Opportunity Fund
Portfolio of Investments (continued)
April 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$1,500	Chicago, Illinois, General Obligation Bonds, Variable Rate Demand Series 2007F, 5.500%, 1/01/42	1/25 at 100.00	Ba1	$1,566,120
5,000	City of Chicago, Illinois, Chicago O’Hare International Airport, Senior Special Facilities Revenue Bonds, TRIPs Obligated Group, Series 2018., 5.000%, 7/01/48 (Alternative Minimum Tax)	7/28 at 100.00	BBB	5,444,500
4,000	Cook County, Illinois, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.750%, 10/15/40	10/20 at 100.00	B2	4,250,560
5,000	Illinois Finance Authority Revenue Bonds, Ness Healthcare NFP, Series 2016A, 6.375%, 11/01/46, 144A	11/26 at 100.00	N/R	4,662,850
1,000	Illinois Finance Authority, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.750%, 10/15/40	10/20 at 100.00	B2	1,062,640
1,000	Illinois Finance Authority, Revenue Bonds, Lake Forest College, Series 2012A, 6.000%, 10/01/48	10/22 at 100.00	BBB–	1,068,720
5,000	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Healthcare, Series 2017A, 4.000%, 7/15/47 (UB) (5)	1/28 at 100.00	AA+	5,084,350
11,175	Illinois Finance Authority, Revenue Bonds, Presence Health Network, Series 2016C, 4.000%, 2/15/41 (UB)	2/27 at 100.00	Aa2	11,108,285
	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A:
25	7.750%, 8/15/34 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (6)	26,828
2,875	7.750%, 8/15/34 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (6)	3,085,277
	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009:
2,000	6.875%, 8/15/38 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (6)	2,124,160
3,850	7.000%, 8/15/44 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (6)	4,095,091
	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Tender Option Bond Trust 2015-XF0121:
250	16.619%, 8/15/41, 144A – AGM Insured (IF) (5)	8/21 at 100.00	A2	355,715
1,685	16.609%, 8/15/41, 144A – AGM Insured (IF) (5)	8/21 at 100.00	A2	2,396,980
5,000	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2016B, 4.000%, 8/15/41 (UB) (5)	2/27 at 100.00	AA–	4,954,850
	Illinois State, General Obligation Bonds, November Series 2016:
1,000	5.000%, 11/01/35	11/26 at 100.00	BBB–	1,022,930
1,000	5.000%, 11/01/37	11/26 at 100.00	BBB–	1,020,820
630	Illinois State, General Obligation Bonds, Series 2012A, 5.000%, 3/01/36	3/22 at 100.00	BBB–	635,853
9,945	Illinois State, General Obligation Bonds, Series 2017D, 5.000%, 11/01/27 (UB) (5)	No Opt. Call	BBB–	10,372,734
5,445	Illinois State, Sales Tax Revenue Bonds, Series 2016C, 4.000%, 6/15/31 (UB) (5)	6/26 at 100.00	A–	5,600,836
2,000	Lombard Public Facilities Corporation, Illinois, Conference Center and Hotel Revenue Bonds, First Tier Series 2005A-2., 5.500%, 1/01/36 – ACA Insured	1/19 at 100.00	N/R	1,842,840
1,431	Lombard Public Facilities Corporation, Illinois, Third Tier Conference Center and Hotel Revenue Bonds, Series 2005C-3, 12.000%, 1/01/36, 144A (4)	7/18 at 100.00	N/R	14
10,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 12/15/33 – NPFG Insured	No Opt. Call	BB+	4,810,800
800	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010, 6.000%, 6/01/28 (Pre-refunded 6/01/21)	6/21 at 100.00	N/R (6)	892,328
930	Rantoul, Champaign County, Illinois, Tax Increment Revenue Bonds, Evans Road Series 2013B, 7.000%, 12/01/33	12/23 at 100.00	N/R	954,896
6,170	Sales Tax Securitization Corporation, Illinois, Sales Tax Securitization Bonds, Series 2018A, 5.000%, 1/01/31 (UB) (5)	1/28 at 100.00	AA	7,031,641
1,000	Southwestern Illinois Development Authority, Health Facility Revenue Bonds, Memorial Group, Inc., Series 2013, 7.125%, 11/01/43 (Pre-refunded 11/01/23)	11/23 at 100.00	N/R (6)	1,240,820
750	Springfield, Sangamon County, Illinois, Special Service Area, Legacy Pointe, Special Assessment Bonds, Series 2009, 7.875%, 3/01/32	3/19 at 100.00	N/R	758,902
895	Yorkville United City Business District, Illinois, Storm Water and Water Improvement Project Revenue Bonds, Series 2007, 6.000%, 1/01/26 (13)	1/19 at 100.00	N/R	474,350
160,148	Total Illinois			164,020,950

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana – 2.3% (1.6% of Total Investments)
$4,460	Carmel Redevelopment District, Indiana, Tax Increment Revenue Bonds, Series 2004A, 6.650%, 1/15/24	7/18 at 100.00	N/R	$4,415,489
1,000	Indiana Bond Bank, Special Program Bonds, Hendricks Regional Health Project, Tender Option Bond Trust 2016-XL0019, 13.721%, 4/01/30, 144A – AMBAC Insured (IF) (5)	No Opt. Call	AA	1,862,600
1,250	Indiana Bond Bank, Special Program Gas Revenue Bonds, JP Morgan Ventures Energy Corporation Guaranteed, Tender Option Bond Trust 2015-XF0115, 12.702%, 10/15/20, 144A (IF) (5)	No Opt. Call	A+	1,608,425
1,000	Indiana Finance Authority, Educational Facilities Revenue Bonds, Discovery Charter School Project, Series 2015A, 7.250%, 12/01/45	12/25 at 100.00	BB–	1,008,590
1,000	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2011, 6.000%, 12/01/19	No Opt. Call	B	1,035,580
2,000	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (Alternative Minimum Tax)	8/22 at 100.00	B	2,014,760
500	Indiana Finance Authority, Hospital Revenue Bonds, King’s Daughters’ Hospital and Health Services, Series 2010, 5.500%, 8/15/45	8/20 at 100.00	Baa2	520,080
	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group Revenue Bonds, Tender Option Bond Trust 2015-XF0106:
1,290	12.767%, 12/01/37, 144A (Pre-refunded 12/01/20) (IF) (5)	12/20 at 100.00	AA– (6)	1,669,273
1,250	13.767%, 12/01/38, 144A (Pre-refunded 12/01/19) (IF) (5)	12/19 at 100.00	AA– (6)	1,509,512
1,000	Shoals, Indiana, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Series 2013, 7.250%, 11/01/43 (Alternative Minimum Tax)	11/23 at 100.00	N/R	1,124,850
970	St. Joseph County, Indiana, Economic Development Revenue Bonds, Chicago Trail Village Apartments, Series 2005A, 7.500%, 7/01/35	7/18 at 100.00	N/R	965,228
1,375	Terre Haute, Indiana, Economic Development Solid Waste Facility Revenue Bonds, Pyrolyx USA Indiana, LLC Project, Series 2017A, 7.250%, 12/01/28 (Alternative Minimum Tax)	No Opt. Call	N/R	1,364,880
17,095	Total Indiana			19,099,267
	Iowa – 0.8% (0.6% of Total Investments)
1,030	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Alcoa Inc. Project, Series 2012, 4.750%, 8/01/42	8/22 at 100.00	Ba2	1,056,605
2,000	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.250%, 12/01/25	12/23 at 100.00	B–	2,131,080
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
1,000	5.375%, 6/01/38	7/18 at 100.00	B2	1,002,450
2,900	5.625%, 6/01/46	7/18 at 100.00	B	2,915,022
6,930	Total Iowa			7,105,157
	Kansas – 0.7% (0.5% of Total Investments)
5,305	University of Kansas Hospital Authority, Health Facilities Revenue Bonds, KU Health System, Refunding & Improvement, Series 2015, 5.000%, 9/01/45 (UB) (5)	9/25 at 100.00	AA–	5,822,556
	Kentucky – 6.4% (4.4% of Total Investments)
565	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Health, Refunding Series 2017A, 5.000%, 6/01/41	6/27 at 100.00	BB+	599,250
12,665	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Health, Series 2017A, 5.000%, 6/01/45 (UB) (5)	6/27 at 100.00	BB+	13,373,987
500	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Medical Health System, Series 2010A, 6.000%, 6/01/30 (Pre-refunded 6/01/20)	6/20 at 100.00	Baa3 (6)	539,910

NMZ	Nuveen Municipal High Income Opportunity Fund
Portfolio of Investments (continued)
April 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kentucky (continued)
	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky Information Highway Project, Series 2015A:
$11,000	5.000%, 7/01/37 (UB)	7/25 at 100.00	Baa2	$11,655,710
9,295	5.000%, 7/01/40 (UB)	7/25 at 100.00	Baa2	9,817,844
16,800	5.000%, 1/01/45 (UB)	7/25 at 100.00	Baa2	17,702,160
50,825	Total Kentucky			53,688,861
	Louisiana – 1.9% (1.3% of Total Investments)
2,280	Ascension Parish Industrial development Board, Louisiana, Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.000%, 7/01/36	7/23 at 100.00	N/R	2,453,257
	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Retail Project, Series 2007A:
7,000	6.750%, 12/15/37 (4)	7/18 at 100.00	N/R	4,900,000
1,115	6.000%, 12/15/37 (4)	7/18 at 100.00	N/R	780,500
100	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Retail Project, Series 2007B, 9.000%, 12/15/18 (4)	No Opt. Call	N/R	70,000
500	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Projects, Series 2010A-1, 6.500%, 11/01/35	11/20 at 100.00	Baa3	550,810
	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Womans Hospital Foundation Project, Tender Option Bonds Trust 2016-XF2336:
750	15.895%, 10/01/40, 144A (Pre-refunded 10/01/20) (IF) (5)	10/20 at 100.00	A (6)	1,020,330
750	15.886%, 10/01/40, 144A (Pre-refunded 10/01/20) (IF) (5)	10/20 at 100.00	A (6)	1,020,165
1,000	Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.500%, 7/01/36, 144A (Alternative Minimum Tax)	7/23 at 100.00	N/R	1,108,640
1,865	Louisiana Public Facilities Authority, Revenue Bonds, Lake Charles Charter Academy Foundation Project, Series 2011A, 7.750%, 12/15/31	12/21 at 100.00	N/R	2,007,822
2,110	Louisiana Public Facilities Authority, Revenue Bonds, Southwest Louisiana Charter Academy Foundation Project, Series 2013A, 8.125%, 12/15/33	12/23 at 100.00	N/R	2,261,561
2,000	Louisiana Public Facilities Authority, Solid Waste Disposal Facility Revenue Bonds, Louisiana Pellets Inc. Project, Series 2015, 7.000%, 7/01/24, 144A (Alternative Minimum Tax) (4)	No Opt. Call	N/R	20
19,470	Total Louisiana			16,173,105
	Maine – 0.4% (0.3% of Total Investments)
3,155	Portland Housing Development Corporation, Maine, Section 8 Assisted Senior Living Revenue Bonds, Avesta Housing Development Corporation, Series 2004A, 6.000%, 2/01/34	7/18 at 100.00	Baa2	3,159,228
	Maryland – 0.8% (0.6% of Total Investments)
3,000	Maryland Economic Development Corporation, Port Facilities Revenue Bonds, CNX Marine Terminals Inc. Port of Baltimore Facility, Refunding Series 2010, 5.750%, 9/01/25	9/20 at 100.00	BB–	3,131,850
4,000	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A, 5.000%, 12/01/31 (4)	7/18 at 100.00	N/R	2,400,000
2,500	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006B, 5.250%, 12/01/31 (4)	7/18 at 100.00	N/R	1,500,000
9,500	Total Maryland			7,031,850
	Massachusetts – 1.8% (1.2% of Total Investments)
5,735	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Series 2017B, 4.250%, 7/01/46 (Alternative Minimum Tax) (UB) (5)	7/26 at 100.00	A	5,770,156
480	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A, 5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	7/18 at 100.00	N/R	486,010
	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2016E,
2,985	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2016E, 4.000%, 4/01/33 (UB)	4/25 at 100.00	AA	3,126,340

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Massachusetts (continued)
$5,000	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2016A, 5.000%, 3/01/46 (UB) (5)	3/24 at 100.00	AA	$5,517,000
14,200	Total Massachusetts			14,899,506
	Michigan – 1.3% (0.9% of Total Investments)
	Detroit Local Development Finance Authority, Michigan, Tax Increment Bonds, Series 1998A:
485	5.500%, 5/01/21	5/18 at 100.00	B–	479,170
10	5.500%, 5/01/21 – ACA Insured	7/18 at 100.00	B–	9,880
88	Detroit, Michigan, General Obligation Bonds, Series 2003A, 5.250%, 4/01/22 – SYNCORA GTY Insured	7/18 at 100.00	N/R	84,894
116	Detroit, Michigan, General Obligation Bonds, Series 2004A-1, 5.250%, 4/01/19 – AMBAC Insured	7/18 at 100.00	N/R	115,702
930	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Hope Academy Project, Series 2011, 8.125%, 4/01/41	4/21 at 100.00	B	782,883
1,250	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Voyageur Academy Project, Refunding Series 2017. Private Placement of 2017, 5.900%, 7/15/46, 144A	7/27 at 100.00	N/R	1,018,875
1,620	Michigan Public Educational Facilities Authority, Charter School Revenue Bonds, American Montessori Academy, Series 2007, 6.500%, 12/01/37	7/18 at 100.00	N/R	1,618,105
1,000	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Chandler Park Academy Project, Series 2008, 6.500%, 11/01/35	7/18 at 100.00	BBB	1,001,180
1,000	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Richfield Public School Academy, Series 2007, 5.000%, 9/01/36	7/18 at 100.00	BBB–	981,110
825	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, David Ellis Academy-West Charter School Project, Series 2007, 5.875%, 6/01/37	7/18 at 100.00	N/R	793,411
905	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Detroit Thermal LLC Project, Series 2013, 8.500%, 12/01/30, 144A (Alternative Minimum Tax)	12/23 at 100.00	N/R	956,160
1,000	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39 (Pre-refunded 9/01/18)	9/18 at 100.00	Aaa	1,021,250
500	Summit Academy, Michigan, Revenue Bonds, Public School Academy Series 2005, 6.375%, 11/01/35	7/18 at 100.00	BB–	500,310
1,200	University of Michigan, General Revenue Bonds, Series 2015, 5.000%, 4/01/46 (UB) (5)	4/26 at 100.00	AAA	1,361,592
10,929	Total Michigan			10,724,522
	Minnesota – 0.8% (0.5% of Total Investments)
665	Brooklyn Park, Minnesota, Charter School Lease Revenue Bonds, Athlos Leadership Academy Project, Series 2015A, 5.500%, 7/01/35	7/25 at 100.00	N/R	662,021
1,000	Columbus, Minnesota, Charter School Lease Revenue Bonds, New Millennium Academy Project, Series 2015A, 6.000%, 7/01/45	7/25 at 100.00	B–	829,480
505	Greenwood, Minnesota, Charter School Lease Revenue Bonds, Main Street School of Performing Arts Project, Series 2016A, 5.000%, 7/01/47	7/26 at 100.00	N/R	463,696
2,000	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Community School of Excellence, Series 2016A, 5.750%, 7/01/47, 144A	7/26 at 100.00	N/R	1,841,340
3,000	Saint Paul Port Authority, Minnesota, Solid Waste Disposal Revenue Bonds, Gerdau Saint Paul Steel Mill Project, Series 2012-7, 4.500%, 10/01/37, 144A (Alternative Minimum Tax)	10/22 at 100.00	Ba2	2,811,360
7,170	Total Minnesota			6,607,897
	Mississippi – 0.2% (0.1% of Total Investments)
647	Mississippi Home Corporation, Multifamily Housing Revenue Bonds, Tupelo Personal Care Apartments, Series 2004-2, 6.125%, 9/01/34 (Alternative Minimum Tax)	10/19 at 100.00	N/R	592,528
1,000	Warren County, Mississippi, Gulf Opportunity Zone Revenue Bonds, International Paper Company Project, Series 2008A, 6.500%, 9/01/32	9/18 at 100.00	BBB	1,016,800
1,647	Total Mississippi			1,609,328

NMZ	Nuveen Municipal High Income Opportunity Fund
Portfolio of Investments (continued)
April 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Missouri – 2.3% (1.6% of Total Investments)
$1,000	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood, Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36	10/19 at 100.00	A–	$1,032,590
2,000	Joplin Industrial Development Authority, Missouri, Tax Increment Revenue Bonds, Joplin Recovery TIF Redevelopment Project, Series 2013B, 5.875%, 4/01/36	4/23 at 100.00	N/R	2,101,960
655	Kansas City Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Ward Parkway Center Community Improvement District, Senior Refunding & Improvement Series 2016, 5.000%, 4/01/46, 144A	4/26 at 100.00	N/R	663,083
2,000	Liberty, Missouri, Special Obligation Tax Increment and Special Districts Bonds, Liberty Commons Project, Subordinate Lien Series 2015B, 8.500%, 6/15/46, 144A	6/25 at 100.00	N/R	1,978,600
10,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mercy Health, Series 2017C, 4.000%, 11/15/49 (UB) (5)	11/27 at 100.00	AA–	10,086,800
1,100	Saint Louis Industrial Development Authority, Missouri, Confluence Academy Project, Series 2007A, 5.350%, 6/15/32	6/18 at 100.00	N/R	1,022,571
1,000	Saint Louis Land Clearance for Redevelopment Authority, Missouri, Tax-Exempt Recovery Zone Facilities Improvement, Special Revenue Bonds, Kiel Opera House Project, Series 2010B, 7.000%, 9/01/35	9/20 at 100.00	N/R	1,035,160
1,353	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, Fashion Square Redevelopment Project, Series 2008A, 6.300%, 8/22/26	8/18 at 100.00	N/R	1,338,239
732	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, Grace Lofts Redevelopment Projects, Series 2007A, 6.000%, 3/27/26	9/18 at 100.00	N/R	387,960
19,840	Total Missouri			19,646,963
	Nevada – 0.5% (0.4% of Total Investments)
2,500	Clark County, Nevada, General Obligation Bank Bonds, Southern Nevada Water Authority Loan, Tender Option Bond Trust 2016-XG0031, 12.935%, 6/01/33, 144A (Pre-refunded 6/01/18) (IF)	6/18 at 100.00	AA+ (6)	2,526,600
	Sparks Tourism Improvement District 1, Legends at Sparks Marina, Nevada, Senior Sales Tax Revenue Bonds Series 2008A:
435	6.500%, 6/15/20, 144A	6/18 at 100.00	Ba3	436,370
1,500	6.750%, 6/15/28, 144A	6/18 at 100.00	Ba3	1,504,515
4,435	Total Nevada			4,467,485
	New Jersey – 7.0% (4.9% of Total Investments)
2,500	New Jersey Economic Development Authority, Lease Revenue Bonds, Series 2018A, 5.000%, 6/15/47 (UB) (5)	12/27 at 100.00	BBB+	2,652,750
5,000	New Jersey Economic Development Authority, Lease Revenue Bonds, Series 2018C, 5.000%, 6/15/47 (UB) (5)	12/27 at 100.00	BBB+	5,305,500
9,500	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2017DDD, 5.000%, 6/15/42 (UB) (5)	6/27 at 100.00	BBB+	10,092,610
2,100	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999, 5.250%, 9/15/29 (Alternative Minimum Tax)	8/22 at 101.00	Ba3	2,281,041
1,080	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000A & 2000B, 5.625%, 11/15/30 (Alternative Minimum Tax)	3/24 at 101.00	Ba3	1,210,280
1,000	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A, 5.875%, 6/01/42 (Pre-refunded 6/01/20)	6/20 at 100.00	Aaa	1,079,420
600	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and Dentistry of New Jersey, Refunding Series 2009B, 7.500%, 12/01/32 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (6)	635,154
5,200	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	7/18 at 100.00	BB+	5,225,896
8,230	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Refunding Series 2016, 5.000%, 7/01/41	7/26 at 100.00	BBB–	8,698,122

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Series 2008:
$355	6.000%, 7/01/18 (ETM)	No Opt. Call	Baa3 (6)	$357,410
2,000	6.625%, 7/01/38 (Pre-refunded 7/01/18)	7/18 at 100.00	Baa3 (6)	2,015,440
480	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2008A, 6.125%, 6/01/30 – AGC Insured (Alternative Minimum Tax)	6/18 at 100.00	AA	481,133
40,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C, 0.000%, 12/15/36 – AMBAC Insured (UB) (5)	No Opt. Call	BBB+	16,538,800
2,200	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018B., 5.000%, 6/01/46	6/28 at 100.00	BBB	2,313,784
80,245	Total New Jersey			58,887,340
	New Mexico – 0.7% (0.5% of Total Investments)
375	Mariposa East Public Improvement District, New Mexico, Revenue Bonds, Capital Appreciation Taxable Series 2015D, 0.000%, 9/01/32 (4)	9/18 at 50.09	N/R	56,250
60	Mariposa East Public Improvement District, New Mexico, Special Levy Revenue Bonds, Series 2015A, 5.900%, 9/01/32	9/25 at 100.00	N/R	59,768
280	Mariposa East Public Improvement District, New Mexico, Special Levy Revenue Bonds, Series 2015B, 5.900%, 9/01/32	9/25 at 100.00	N/R	277,875
435	Mariposa East Public Improvement District, New Mexico, Special Levy Revenue Bonds, Series 2015C, 5.900%, 9/01/32	9/25 at 100.00	N/R	414,716
1,210	Mesa Del Sol Public Improvement District 1, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2013, 7.250%, 10/01/43	10/23 at 100.00	N/R	1,251,321
965	New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, La Vida LLena Project, Series 2010A, 5.875%, 7/01/30	7/20 at 100.00	BBB	1,021,202
1,020	Volterra Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2014, 6.750%, 10/01/33	10/24 at 100.00	N/R	1,044,919
1,575	Winrock Town Center Tax Increment Development District, Albuquerque, New Mexico, Gross Receipts Tax Increment Bonds, Senior Lien Series 2015, 6.000%, 5/01/40, 144A	5/20 at 103.00	N/R	1,593,932
5,920	Total New Mexico			5,719,983
	New York – 11.4% (7.9% of Total Investments)
3,830	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Refunding Series 2016A, 5.000%, 7/15/42	1/27 at 100.00	BBB–	4,182,475
1,000	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 6.375%, 7/15/43 (Pre-refunded 1/15/20)	1/20 at 100.00	AA+ (6)	1,075,120
4,000	Build NYC Resource Corporation, New York, Revenue Bonds, Albert Einstein College of Medicine, Inc., Series 2015, 5.500%, 9/01/45, 144A	9/25 at 100.00	N/R	4,322,320
200	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2017, 5.000%, 12/01/36, 144A	6/27 at 100.00	BBB–	215,096
5,000	Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest Systems, Inc. Project, Series 2016B, 4.000%, 7/01/41 (UB) (5)	7/26 at 100.00	A–	5,058,900
10,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2016C-1, 5.000%, 11/15/56 (UB)	11/26 at 100.00	A+	10,997,800
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:
1,500	5.750%, 10/01/37 (4)	7/18 at 100.00	N/R	465,000
5,000	5.875%, 10/01/46 (4)	10/37 at 100.00	N/R	1,550,000
650	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008A-1, 5.800%, 7/01/23	7/18 at 100.00	N/R	639,535

NMZ	Nuveen Municipal High Income Opportunity Fund
Portfolio of Investments (continued)
April 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$17,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Series 2016S-1, 5.000%, 7/15/43 (UB)	1/26 at 100.00	AA	$18,962,990
7,075	New York City, New York, General Obligation Bonds, Series 2016A-1, 5.000%, 8/01/38 (UB)	8/26 at 100.00	AA	8,002,320
500	New York Liberty Development Corporation, Liberty Revenue Bonds, Secured by Port Authority Consolidated Bonds, Tender Option Bonds Trust 2016-XG0062, 12.960%, 12/15/41, 144A (IF) (5)	12/21 at 100.00	AA–	662,575
3,000	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A	11/24 at 100.00	N/R	3,156,900
3,250	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 2 Series 2014, 5.150%, 11/15/34, 144A	11/24 at 100.00	N/R	3,542,078
6,000	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 3 Series 2014, 7.250%, 11/15/44, 144A	11/24 at 100.00	N/R	7,130,700
1,375	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of America Tower at One Bryant Park Project, Second Priority Refunding Series 2010, 6.375%, 7/15/49	1/20 at 100.00	BBB–	1,454,929
	New York Liberty Development Corporation, Second Priority Liberty Revenue Refunding Bonds, Bank of America Tower at One Bryant Park Project, Tender Option Bond Trust 2016-XG0018:
625	13.625%, 1/15/44, 144A (IF) (5)	1/20 at 100.00	AA	738,763
250	13.625%, 1/15/44, 144A (IF) (5)	1/20 at 100.00	AA	295,505
1,900	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016, 5.000%, 8/01/26 (Alternative Minimum Tax)	8/21 at 100.00	BB–	2,006,989
1,000	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/46 (Alternative Minimum Tax)	7/24 at 100.00	Baa3	1,071,590
4,985	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal Project, Series 2016A, 5.000%, 7/01/46 – AGM Insured (Alternative Minimum Tax) (UB) (5)	7/24 at 100.00	A2	5,370,341
3,265	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Series 2017, 5.000%, 4/15/57 (UB) (5)	4/27 at 100.00	AA–	3,649,225
530	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB	579,963
9,975	Westchester County Local Development Corporation, New York, Revenue Bonds, Westchester Medical Center Obligated Group Project, Series 2016, 5.000%, 11/01/46 (UB) (5)	11/25 at 100.00	BBB	10,536,194
91,910	Total New York			95,667,308
	North Carolina – 0.4% (0.3% of Total Investments)
940	Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Tender Option Bond Trust 2016-XF2222, 13.981%, 1/15/42, 144A (IF)	1/21 at 100.00	AA–	1,222,207
	North Carolina Capital Facilities Financing Agency, Educational Facilities Revenue Bond, Meredith College, Series 2008A:
970	6.000%, 6/01/31	6/18 at 100.00	BBB+	973,434
30	6.000%, 6/01/31 (Pre-refunded 6/01/18)	6/18 at 100.00	N/R (6)	30,104
1,000	6.125%, 6/01/35 (Pre-refunded 6/01/18)	6/18 at 100.00	BBB+ (6)	1,003,560
2,940	Total North Carolina			3,229,305
	North Dakota – 0.1% (0.1% of Total Investments)
2,000	Williston, North Dakota, Multifamily Housing Revenue Bonds, Eagle Crest Apartments LLC Project, Series 2013, 7.750%, 9/01/38 (4)	9/23 at 100.00	N/R	800,000
	Ohio – 6.6% (4.5% of Total Investments)
30,500	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Second Subordinate Capital Appreciation Turbo Term Series 2007C, 0.000%, 6/01/52	6/18 at 100.00	N/R	1,164,185

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
$10,000	5.875%, 6/01/30	6/18 at 100.00	Caa1	$9,996,100
6,875	5.750%, 6/01/34	6/18 at 100.00	Caa1	6,834,713
2,005	6.500%, 6/01/47	6/18 at 100.00	B–	2,033,070
10,500	5.875%, 6/01/47	6/18 at 100.00	B–	10,500,000
5,455	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37	6/22 at 100.00	Caa1	5,576,865
1,500	Butler County Port Authority, Ohio, Public Infrastructure Revenue Bonds, Liberty Center Project, Liberty Community Authority, Series 2014C, 6.000%, 12/01/43	12/22 at 100.00	N/R	1,463,550
1,270	Medina County Port Authority, Ohio, Development Revenue Bond, Fiber Network Project, Series 2010B, 6.000%, 12/01/30	12/20 at 100.00	A+	1,347,648
2,800	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20 (4)	No Opt. Call	D	1,295,000
2,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009C, 5.625%, 6/01/18 (4)	No Opt. Call	D	1,920,000
4,750	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008C, 3.950%, 11/01/32 (Mandatory put 5/01/20) (Alternative Minimum Tax) (4)	No Opt. Call	D	2,196,875
1,250	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Tender Option Bond Trust 2015-XF0105, 12.867%, 1/01/39, 144A (Pre-refunded 1/01/19) (IF)	1/19 at 100.00	AA (6)	1,372,425
3,000	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34 (Mandatory put 7/01/21) (4)	No Opt. Call	D	1,387,500
255	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008B, 3.625%, 10/01/33 (Mandatory put 4/01/20) (4)	No Opt. Call	D	117,938
3,000	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010B, 4.375%, 6/01/33 (Mandatory put 6/01/22) (4)	No Opt. Call	D	2,880,000
3,000	State of Ohio, Solid Waste Disposal Revenue Bonds (USG Corporation Project) Series 1997 Remarketed, 5.600%, 8/01/32 (Alternative Minimum Tax)	8/18 at 100.00	Ba2	3,004,800
2,000	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015, 6.000%, 3/01/45	3/25 at 100.00	N/R	2,023,220
6,000	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007A, 6.350%, 7/01/27 (Alternative Minimum Tax) (4)	7/19 at 100.00	N/R	60
96,160	Total Ohio			55,113,949
	Oklahoma – 0.3% (0.2% of Total Investments)
2,000	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise Revenue Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26, 144A	8/21 at 100.00	N/R	2,341,640
	Pennsylvania – 2.0% (1.4% of Total Investments)
	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2009:
500	6.750%, 11/01/24	11/19 at 100.00	B	512,905
2,000	6.875%, 5/01/30	11/19 at 100.00	B	2,040,160
2,500	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 3.500%, 4/01/41 (Mandatory put 6/01/20) (4)	No Opt. Call	D	1,156,250
1,720	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (Mandatory put 6/01/20) (4)	No Opt. Call	D	795,500

NMZ	Nuveen Municipal High Income Opportunity Fund
Portfolio of Investments (continued)
April 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$185	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Tender Option Bond Trust 2017-XF2454, 14.383%, 8/01/38, 144A (Pre-refunded 8/01/20) (IF) (5)	8/20 at 100.00	N/R (6)	$239,251
5	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor., Series 2006A, 2.550%, 11/01/41 (Mandatory put 12/03/18) (4)	12/18 at 100.00	D	2,313
4,250	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009A, 6.400%, 12/01/38	9/25 at 100.00	B+	4,323,993
4,115	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, USG Corporation Project, Series 1999, 6.000%, 6/01/31 (Alternative Minimum Tax)	6/18 at 100.00	Ba2	4,123,065
2,500	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Nueva Esperanza, Inc. – Esperanza Academy Charter School, Series 2013, 8.000%, 1/01/33	1/23 at 100.00	N/R	2,775,425
510	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012A, 5.625%, 7/01/36	7/22 at 100.00	Ba1	554,717
180	The Redevelopment Authority of the City of Scranton, Lackawanna county, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2016A, 5.000%, 11/15/28	5/24 at 100.00	BB+	182,239
18,465	Total Pennsylvania			16,705,818
	Rhode Island – 0.4% (0.3% of Total Investments)
1,000	Rhode Island Health & Educational Building Corporation, Health Facilities Revenue Bonds, Tockwotton Home, Series 2011, 8.375%, 1/01/46 (Pre-refunded 1/01/21)	1/21 at 100.00	Aaa	1,160,850
18,260	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2007A, 0.000%, 6/01/52	7/18 at 100.00	CCC+	2,071,780
19,260	Total Rhode Island			3,232,630
	South Carolina – 2.3% (1.6% of Total Investments)
4,000	Lancaster County, South Carolina, Special Assessment Bonds, Edgewater II Improvement District, Series 2007A, 7.750%, 11/01/39 (4)	7/18 at 100.00	N/R	840,000
3,477	Lancaster County, South Carolina, Special Assessment Bonds, Edgewater II Improvement District, Series 2007B, 7.700%, 11/01/18 (4)	No Opt. Call	N/R	730,170
1,000	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, Midland Valley Preparatory School Project, Series 2014, 7.750%, 11/15/45, 144A	11/24 at 100.00	N/R	1,091,750
1,250	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding Series 2011A, 6.500%, 8/01/39 (Pre-refunded 8/01/21) – AGM Insured	8/21 at 100.00	AA (6)	1,414,563
5,000	South Carolina Public Service Authority Santee Cooper Revenue Obligations, Series 2014A, 5.000%, 12/01/49 (UB) (5)	6/24 at 100.00	A+	5,311,700
9,250	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Federally Taxable Build America Series 2016B, 5.000%, 12/01/46 (UB)	12/26 at 100.00	A+	10,070,105
23,977	Total South Carolina			19,458,288
	Tennessee – 5.3% (3.7% of Total Investments)
3,000	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds, Mountain States Health Alliance, Refunding Series 2010A, 6.500%, 7/01/38	7/20 at 100.00	Baa1	3,220,200
14,835	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University Medical Center, Series 2016A, 5.000%, 7/01/46 (UB) (5)	7/26 at 100.00	A3	16,248,182
11,095	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University, Series 2016A, 5.000%, 7/01/40 (UB)
5,000	The Health and Educational Facilities Board of the City of Franklin, Tennessee, Revenue Bonds, Provision Cares Proton Therapy Center, Nashville Project, Series 2017A, 7.500%, 6/01/47, 144A	6/27 at 100.00	N/R	5,303,300

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tennessee (continued)
$6,024	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B, 5.625%, 9/01/26	No Opt. Call	BBB	$6,871,697
950	Wilson County Health and Educational Facilities Board, Tennessee, Senior Living Revenue Bonds, Rutland Place Inc. Project, Series 2015A, 5.500%, 1/01/46	7/18 at 100.00	N/R	880,156
40,904	Total Tennessee			44,733,028
	Texas – 5.5% (3.8% of Total Investments)
4,005	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2001D, 8.250%, 5/01/33 (Alternative Minimum Tax) (4)	7/18 at 100.00	N/R	40
1,000	Celina, Texas, Special Assessment Revenue Bonds, Creeks of Legacy Public Improvement District Phase 1 Project, Series 2014, 7.000%, 9/01/40	9/22 at 103.00	N/R	1,001,570
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011:
1,000	6.750%, 1/01/41 (Pre-refunded 1/01/21)	1/21 at 100.00	BBB (6)	1,115,680
250	6.000%, 1/01/41 (Pre-refunded 1/01/21)	1/21 at 100.00	BBB+ (6)	274,440
	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Tejano Center for Community Concerns, Inc.-Raul Yzaguirre School for Success, Refunding Series 2009A:
2,100	8.750%, 2/15/28	7/18 at 100.00	B+	2,104,872
2,000	9.000%, 2/15/38	7/18 at 100.00	B+	2,004,340
4,165	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Series 2016A, 5.000%, 12/01/48 (UB) (5)	12/25 at 100.00	AA+	4,636,353
	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2013A:
430	6.625%, 9/01/31	9/23 at 100.00	N/R	490,987
1,000	6.375%, 9/01/42	9/23 at 100.00	N/R	1,115,470
1,500	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy Inc. Project, Series 2012A. RMKT, 4.750%, 5/01/38	11/22 at 100.00	Baa3	1,534,725
1,000	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1998, 8.000%, 4/01/28 (Alternative Minimum Tax)	7/18 at 100.00	B3	1,009,920
865	Heart of Texas Education Finance Corporation, Texas, Gateway Charter Academy, Series 2006A, 6.000%, 2/15/36	7/18 at 100.00	N/R	849,153
3,635	Jefferson County Industrial Development Corporation, Texas, Hurricane Ike Disaster Area Revenue Bonds, Port of Beaumont Petroleum Transload Terminal, LLC Project, Series 2012, 8.250%, 7/01/32	7/22 at 100.00	N/R	3,727,765
1,000	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project, Series 2016B, 5.750%, 10/01/31, 144A (Alternative Minimum Tax)	10/18 at 103.00	BB–	1,038,170
2,000	Mission Economic Development Corporation, Texas, Water Supply Revenue Bonds, Enviro Water Minerals Project, Green Bonds, Series 2015, 7.750%, 1/01/45, 144A (Alternative Minimum Tax)	1/26 at 102.00	N/R	1,689,020
1,000	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Corpus Christi I, L.L.C.-Texas A&M University-Corpus Christi Project, Series 2014A, 5.000%, 4/01/44	4/24 at 100.00	BBB–	1,021,550
1,000	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation – San Antonio 1, L.L.C. – Texas A&M University – San Antonio Project, Series 2016A, 5.000%, 4/01/48	4/26 at 100.00	BBB–	1,018,270
2,445	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, NCCD – College Station Properties LLC – Texas A&M University Project, Series 2015A, 5.000%, 7/01/47	7/25 at 100.00	CCC	2,020,108
2,250	North Texas Tollway Authority, Special Projects System Revenue Bonds, Tender Option Bond Trust 2016-XG0036, 14.771%, 9/01/41, 144A (Pre-refunded 9/01/21) (IF)	9/21 at 100.00	N/R (6)	3,216,825
2,000	Red River Health Facilities Development Corporation, Texas, First Mortgage Revenue Bonds, Eden Home Inc., Series 2012, 7.000%, 12/15/32 (4)	12/21 at 100.00	N/R	1,160,000
175	Rowlett, Texas, Special Assessment Revenue Bonds, Bayside Public Improvement District North Improvement Area, Series 2016, 5.750%, 9/15/36	3/24 at 102.00	N/R	168,460
2,000	Sabine River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Energy Company LLC Project, Series 2003B, 6.150%, 8/01/22 (4)	No Opt. Call	N/R	20
4,000	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2016A, 5.000%, 11/15/45 (UB)	5/26 at 100.00	AA–	4,417,080

NMZ	Nuveen Municipal High Income Opportunity Fund
Portfolio of Investments (continued)
April 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$2,810	Texas Private Activity Bond Surface Transportation Corporation, Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Senior Lien Series 2009, 6.875%, 12/31/39	12/19 at 100.00	BBB–	$3,022,408
	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010:
1,000	7.000%, 6/30/34	6/20 at 100.00	Baa3	1,100,050
4,500	7.000%, 6/30/40	6/20 at 100.00	Baa3	4,941,225
835	Texas Public Finance Authority Charter School Finance Corporation, Charter School Revenue Bonds, School of Excellence Education Project, Series 2004A, 7.000%, 12/01/34	7/18 at 100.00	BB–	836,495
	Travis County Health Facilities Development Corporation, Texas, Revenue Bonds, Westminster Manor, Series 2010:
85	7.000%, 11/01/30	11/20 at 100.00	BBB	91,285
440	7.000%, 11/01/30 (Pre-refunded 11/01/20)	11/20 at 100.00	N/R (6)	491,731
340	Trinity River Authority of Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 20003, 6.250%, 5/01/28 (Alternative Minimum Tax) (4)	No Opt. Call	C	3
50,830	Total Texas			46,098,015
	Utah – 1.1% (0.8% of Total Investments)
1,690	Utah State Charter School Finance Authority, Charter School Revenue Bonds, North Davis Preparatory Academy, Series 2010, 6.375%, 7/15/40	7/20 at 100.00	BBB–	1,789,828
1,980	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Summit Academy High School, Series 2011A, 8.125%, 5/15/31	5/21 at 100.00	N/R	2,148,181
5,550	Utah State Charter School Finance Authority, Revenue Bonds, Summit Academy Project, Series 2007A, 5.800%, 6/15/38	7/18 at 100.00	BBB–	5,560,157
9,220	Total Utah			9,498,166
	Vermont – 0.8% (0.5% of Total Investments)
1,605	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, University of Vermont Medical Center Project, Green Series 2016B, 5.000%, 12/01/46	6/26 at 100.00	A	1,757,748
3,400	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, University of Vermont Medical Center Project, Series 2016B, 5.000%, 12/01/46 (UB) (5)	6/26 at 100.00	A	3,723,578
1,155	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, Vermont Law School Project, Series 2011A, 6.250%, 1/01/41 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (6)	1,275,339
6,160	Total Vermont			6,756,665
	Virgin Islands – 0.1% (0.1% of Total Investments)
1,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2014C, 5.000%, 10/01/19	No Opt. Call	N/R	822,500
	Virginia – 1.6% (1.1% of Total Investments)
762	Celebrate Virginia North Community Development Authority, Special Assessment Revenue Bonds, Series 2003B, 6.250%, 3/01/19 (14)	2/18 at 100.00	N/R	457,200
9,400	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien Revenue Bonds, Series 2009B, 0.000%, 10/01/38 – AGC Insured	No Opt. Call	BBB+	3,866,032
1,000	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/18 at 100.00	B–	990,000
7,380	Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform 66 P3 Project, Senior Lien Series 2017, 5.000%, 12/31/56 (Alternative Minimum Tax)	6/27 at 100.00	Baa3	7,935,124
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
80	6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB	89,126
130	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB	141,510
18,752	Total Virginia			13,478,992

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington – 2.5% (1.8% of Total Investments)
$2,415	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Tender Option Bond Trust 2016-XL0006, 14.632%, 6/01/34, 144A (IF) (5)	6/19 at 100.00	AA	$2,742,836
500	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Tender Option Bond Trust 2016-XL0007, 14.632%, 6/01/39, 144A (IF) (5)	6/19 at 100.00	AA	565,920
3,600	Kalispel Indian Tribe, Washington, Priority Distribution Bonds, Series 2008, 6.750%, 1/01/38 (Pre-refunded 6/04/18)	6/18 at 100.00	N/R (6)	3,635,964
1,000	King County Public Hospital District 4, Washington, Hospital Revenue Bonds, Snoqualmie Valley Hospital, Series 2015A, 6.250%, 12/01/45	12/25 at 100.00	N/R	1,002,920
1,000	Kitsap County Consolidated Housing Authority, Washington, Pooled Tax Credit Housing Revenue Bonds, Series 2007, 5.600%, 6/01/37 (Alternative Minimum Tax)	7/18 at 100.00	N/R	1,000,680
275	Tacoma Consolidated Local Improvement District 65, Washington, Special Assessment Bonds, Series 2013, 5.750%, 4/01/43	4/19 at 100.00	N/R	275,847
3,215	Washington Economic Development Finance Authority, Environmental Facilities Revenue Bonds, Columbia Pulp I, LLC Project, Series 2017A, 7.500%, 1/01/32, 144A (Alternative Minimum Tax)	1/28 at 100.00	N/R	3,786,884
7,330	Washington Health Care Facilities Authority, Revenue Bonds, Virginia Mason Medical Center, Series 2017, 4.000%, 8/15/42 (UB)	8/27 at 100.00	BBB	7,262,124
1,000	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Mirabella Project, Series 2012A, 6.750%, 10/01/47, 144A	10/22 at 100.00	N/R	1,087,030
20,335	Total Washington			21,360,205
	West Virginia – 0.2% (0.2% of Total Investments)
1,422	Berkeley, Hardy and Jefferson Counties, West Virginia, as Joint Issuers, Commercial Development Revenue Bonds, Scattered Site Housing Projects, Series 2010, 5.750%, 12/01/44	12/23 at 100.00	N/R	1,444,397
500	Monongalia County Commission, West Virginia, Special District Excise Tax Revenue, University Town Centre Economic Opportunity Development District, Refunding & Improvement Series 2017A, 5.750%, 6/01/43, 144A	6/27 at 100.00	N/R	518,945
1,922	Total West Virginia			1,963,342
	Wisconsin – 5.3% (3.7% of Total Investments)
30	Green Bay Redevelopment Authority, Wisconsin, Industrial Development Revenue Bonds, Fort James Project, Series 1999, 5.600%, 5/01/19 (Alternative Minimum Tax)	No Opt. Call	N/R	30,791
2,000	Lac Courte Oreilles Band of Lake Superior Chippewa Indians, Wisconsin, General Revenue Bonds, Refunding Series 2017, 6.750%, 6/01/32	12/27 at 100.00	N/R	1,959,020
5,000	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, North Carolina Charter Educational Foundation Project, Series 2016A, 5.000%, 6/15/46, 144A	6/26 at 100.00	N/R	4,505,600
1,650	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Thomas Jefferson Classical Academy of Mooresboro, North Carolina, Series 2011, 7.125%, 7/01/42	7/19 at 100.00	BBB–	1,680,773
	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1.:
12	0.000%, 1/01/56, 144A – ACA Insured	No Opt. Call	N/R	366
14	0.000%, 1/01/57, 144A – ACA Insured	No Opt. Call	N/R	405
	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B.:
24	0.000%, 1/01/46, 144A – ACA Insured	No Opt. Call	N/R	726
23	0.000%, 1/01/61, 144A – ACA Insured	No Opt. Call	N/R	678
4,700	Public Finance Authority of Wisconsin, Contract Revenue Bonds, Mercer Crossing Public Improvement District Project, Series 2017, 7.000%, 3/01/47, 144A	3/27 at 100.00	N/R	4,591,336
830	Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, Cottonwood Classical Preparatory School in Albuquerque, New Mexico, Series 2012A, 6.250%, 12/01/42	12/22 at 100.00	N/R	836,831
335	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2016, 4.000%, 8/01/35 (Alternative Minimum Tax)	8/26 at 100.00	N/R	324,816

NMZ	Nuveen Municipal High Income Opportunity Fund
Portfolio of Investments (continued)
April 30, 2018 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$1,000	Public Finance Authority of Wisconsin, Limited Obligation Grant Revenue Bonds, American Dream @ Meadowlands Project, Series 2017A, 6.750%, 8/01/31, 144A	No Opt. Call	N/R	$1,075,350
	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American Dream @ Meadowlands Project, Series 2017:
2,000	6.750%, 12/01/42, 144A	12/27 at 100.00	N/R	2,299,920
14,000	7.000%, 12/01/50, 144A	12/27 at 100.00	N/R	16,202,620
3,500	Public Finance Authority of Wisconsin, Revenue Bonds, Alabama Gulf Coast Zoo, Series 2018A., 6.500%, 9/01/48	9/28 at 100.00	N/R	3,499,580
500	Public Finance Authority of Wisconsin, Revenue Bonds, Alabama Proton Therapy Center, Senior Series 2017A., 7.000%, 10/01/47, 144A	10/27 at 100.00	N/R	505,100
1,060	Public Finance Authority of Wisconsin, Revenue Bonds, Roseman University of Health Sciences, Series 2015, 5.875%, 4/01/45	4/25 at 100.00	BB	1,137,921
	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B:
13	0.000%, 1/01/47, 144A	3/28 at 37.76	N/R	379
24	0.000%, 1/01/47, 144A	3/28 at 47.50	N/R	715
11	0.000%, 1/01/48, 144A	3/28 at 35.85	N/R	331
24	0.000%, 1/01/48, 144A	3/28 at 45.66	N/R	710
11	0.000%, 1/01/49, 144A	3/28 at 34.04	N/R	326
23	0.000%, 1/01/49, 144A	3/28 at 43.89	N/R	704
10	0.000%, 1/01/50, 144A	3/28 at 32.32	N/R	315
23	0.000%, 1/01/50, 144A	3/28 at 42.18	N/R	693
10	0.000%, 1/01/51, 144A	3/28 at 30.69	N/R	309
25	0.000%, 1/01/51, 144A	3/28 at 40.54	N/R	759
659	0.000%, 7/01/51, 144A	3/28 at 100.00	N/R	654,143
13	0.000%, 1/01/52, 144A	3/28 at 29.14	N/R	401
25	0.000%, 1/01/52, 144A	3/28 at 38.97	N/R	753
13	0.000%, 1/01/53, 144A	3/28 at 27.67	N/R	396
25	0.000%, 1/01/53, 144A	3/28 at 37.46	N/R	742
13	0.000%, 1/01/54, 144A	3/28 at 26.27	N/R	382
25	0.000%, 1/01/54, 144A	3/28 at 36.00	N/R	737
13	0.000%, 1/01/55, 144A	3/28 at 24.94	N/R	374
24	0.000%, 1/01/55, 144A	3/28 at 34.60	N/R	726
24	0.000%, 1/01/56, 144A	3/28 at 33.26	N/R	716
585	5.500%, 7/01/56, 144A	3/28 at 100.00	N/R	582,293
24	0.000%, 1/01/57, 144A	3/28 at 31.97	N/R	710
13	0.000%, 1/01/58, 144A	3/28 at 21.35	N/R	395
23	0.000%, 1/01/58, 144A	3/28 at 30.73	N/R	699
13	0.000%, 1/01/59, 144A	3/28 at 20.27	N/R	384
23	0.000%, 1/01/59, 144A	3/28 at 29.53	N/R	694
13	0.000%, 1/01/60, 144A	3/28 at 19.25	N/R	376
23	0.000%, 1/01/60, 144A	3/28 at 28.39	N/R	688
12	0.000%, 1/01/61, 144A	3/28 at 18.28	N/R	370
12	0.000%, 1/01/62, 144A	3/28 at 17.35	N/R	360
23	0.000%, 1/01/62, 144A	3/28 at 26.23	N/R	673
12	0.000%, 1/01/63, 144A	3/28 at 16.48	N/R	351
22	0.000%, 1/01/63, 144A	3/28 at 25.21	N/R	662
12	0.000%, 1/01/64, 144A	3/28 at 15.65	N/R	343
22	0.000%, 1/01/64, 144A	3/28 at 24.23	N/R	656
11	0.000%, 1/01/65, 144A	3/28 at 14.86	N/R	338
22	0.000%, 1/01/65, 144A	3/28 at 23.29	N/R	651
12	0.000%, 1/01/66, 144A	3/28 at 14.11	N/R	364
22	0.000%, 1/01/66, 144A	3/28 at 22.38	N/R	641
148	0.000%, 1/01/67, 144A	3/28 at 13.39	N/R	4,380
281	0.000%, 1/01/67, 144A	3/28 at 21.51	N/R	8,338
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Community Health, Inc. Obligated Group, Tender Option Bond Trust 2015-XF0118, 13.662%, 4/01/39, 144A (Pre-refunded 4/01/19) (IF) (5)	4/19 at 100.00	AA– (6)	1,125,570

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$2,000	Wisconsin Public Finance Authority, Revenue Bonds, SearStone Retirement Community of Cary North Carolina, Series 2012A, 8.625%, 6/01/47 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R (6)	$2,455,600
1,000	Wisconsin Public Finance Authority, Revenue Bonds, SearStone Retirement Community of Cary North Carolina, Series 2016, 6.000%, 6/01/49, 144A	6/22 at 104.00	N/R	1,033,530
43,014	Total Wisconsin			44,535,510
$1,277,265	Total Municipal Bonds (cost $1,179,469,619)			1,199,392,142

Shares	Description (1)	Value
	COMMON STOCKS – 1.2% (0.8% of Total Investments)
	Airlines – 1.2% (0.8% of Total Investments)
227,514	American Airlines Group Inc., (15)	$9,767,176
	Total Common Stocks (cost $6,316,916)	9,767,176

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0% (0.0% of Total Investments)
	Transportation – 0.0% (0.0% of Total Investments)
$26	Las Vegas Monorail Company, Senior Interest Bonds (8), (16)	5.500%	7/15/19	N/R	$16,657
7	Las Vegas Monorail Company, Senior Interest Bonds (8), (16)	5.500%	7/15/55	N/R	3,601
$33	Total Corporate Bonds (cost $2,021)				20,258
	Total Long-Term Investments (cost $1,185,788,556)				1,209,179,576
	Floating Rate Obligations – (35.9)%				(302,258,000)
	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (10.3)% (17)				(86,867,364)
	Other Assets Less Liabilities – 2.4%				20,768,754
	Net Assets Applicable to Common Shares – 100%				$840,822,966

NMZ	Nuveen Municipal High Income Opportunity Fund
Portfolio of Investments (continued)
April 30, 2018 (Unaudited)

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	The ratings disclosed are the lowest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(7)	The coupon for this security increased 0.25% effective January 1, 2016 and increased an additional 0.25% effective May 11, 2016.
(8)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.
(9)	On December 1, 2016, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 9.000% to 6.750%.
(10)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(11)	On July 28, 2015, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 6.125% to 3.675%. On December 9, 2015, the Fund’s Adviser determined it was likely that this borrower would fulfill a greater portion of its obligation on this security, and therefore increased the security’s interest rate of accrual from 3.675% to 4.900%.
(12)	On June 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on the security, and therefore reduced the security’s interest rate of accrual from 7.250% to 1.813%. On May 7, 2015, the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.
(13)	On July 1, 2014, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 6.000% to 4.200%.
(14)	On September 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 6.250% to 4.688%.
(15)	On November 28, 2011, AMR Corp. (“AMR”), the parent company of American Airlines Group, Inc. (“AAL”) filed for federal bankruptcy protection. On December 9, 2013, AMR emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet AMR’s unsecured bond obligations, the bondholders, including the Fund, received a distribution of AAL preferred stock which was converted to AAL common stock over a 120-day period. Every 30 days, a quarter of the preferred stock was converted to AAL common stock based on the 5-day volume-weighted average price and the amount of preferred shares tendered during the optional preferred conversion period.
(16)	During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund was not accruing income for either senior interest corporate bond. On January 18, 2017, the Fund’s Adviser determined it was likely that this senior interest corporate bond would fulfill its obligation on the security maturing on July 15, 2019, and therefore began accruing income on the Fund’s records.
(17)	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 7.2%.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ETM	Escrowed to maturity.
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
PIK	Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

April 30, 2018 (Unaudited)

	NVG	NZF	NMZ
Assets
Long-term investments, at value (cost $4,828,747,168, $3,326,675,340 and $1,185,788,556, respectively)	$5,138,970,126	$3,541,215,568	$1,209,179,576
Short-term investments, at value (cost $10,000,000, $— and $—, respectively)	10,000,000	—	—
Cash	12,796,338	19,395,119	1,309,306
Cash collateral at brokers for investments in swaps(1)	4,451,906	—	—
Interest rate swaps premiums paid	1,017	—	—
Unrealized appreciation on interest rate swaps	1,776,517	—	—
Receivable for:
Dividends and interest	72,653,881	52,119,366	21,417,757
Investments sold	13,359,191	10,107,959	5,839,064
Deferred offering costs	—	—	206,036
Other assets	1,609,071	735,212	105,982
Total assets	5,255,618,047	3,623,573,224	1,238,057,721
Liabilities
Floating rate obligations	192,750,000	24,620,000	302,258,000
Payable for:
Dividends	13,977,080	9,478,922	3,762,152
Interest	—	759,268	182,295
Investments purchased	9,140,228	25,628,284	2,992,497
Offering costs	—	126,163	80,350
Variation margin on swap contracts	156,249	—	—
Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs (liquidation preference $—, $—, $87,000,000, respectively)	—	—	86,867,364
MuniFund Term Preferred (“MFP”) Shares, net of deferred offering costs (liquidation preference $405,400,000, $305,000,000 and $—, respectively)	405,094,990	304,389,774	—
Variable Rate MuniFund Term Preferred (“VMTP”) Shares, net of deferred offering costs (liquidation preference $—, $336,000,000 and $—, respectively)	—	335,980,501	—
Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs (liquidation preference $1,411,600,000, $727,000,000 and $—, respectively)	1,407,633,477	721,949,584	—
Accrued expenses:
Management fees	2,626,201	1,805,479	678,923
Trustees fees	848,098	566,657	85,169
Shelf offering costs	—	—	140,360
Other	932,415	651,637	187,645
Total liabilities	2,033,158,738	1,425,956,269	397,234,755
Net assets applicable to common shares	$3,222,459,309	$2,197,616,955	$840,822,966
Common shares outstanding	202,552,895	142,125,906	64,078,935
Net asset value (“NAV”) per common share outstanding	$15.91	$15.46	$13.12
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$2,025,529	$1,421,259	$640,789
Paid-in-surplus	2,906,044,544	2,009,134,254	815,495,040
Undistributed (Over-distribution of) net investment income	(2,668,662)	1,179,396	1,984,930
Accumulated net realized gain (loss)	602,163	(28,658,182)	(688,813)
Net unrealized appreciation (depreciation)	316,455,735	214,540,228	23,391,020
Net assets applicable to common shares	$3,222,459,309	$2,197,616,955	$840,822,966
Authorized shares:
Common	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited

(1)	Cash pledged to collateralize the net payment obligations for investments in swaps.

See accompanying notes to financial statements.

Statement of Operations

Six Months Ended April 30, 2018 (Unaudited)

	NVG	NZF	NMZ
Investment Income	$119,394,697	$84,277,908	$32,397,930
Expenses
Management fees	15,769,743	10,754,254	4,104,196
Interest expense and amortization of offering costs	16,214,796	13,195,236	3,494,848
Liquidity fees	4,334,388	961,289	—
Remarketing fees	529,224	111,819	—
Custodian fees	243,127	177,112	67,777
Trustees fees	66,485	47,472	12,587
Professional fees	122,053	92,639	57,580
Shareholder reporting expenses	151,037	104,691	43,883
Shareholder servicing agent fees	53,856	35,426	7,439
Stock exchange listing fees	28,142	19,746	657
Investor relations expenses	168,866	118,787	31,830
Other	175,095	264,764	34,485
Total expenses	37,856,812	25,883,235	7,855,282
Net investment income (loss)	81,537,885	58,394,673	24,542,648
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	12,096,512	(3,700,798)	787,743
Swaps	20,980	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(106,750,634)	(74,340,430)	(22,757,010)
Swaps	5,084,704	—	—
Net realized and unrealized gain (loss)	(89,548,438)	(78,041,228)	(21,969,267)
Net increase (decrease) in net assets applicable to common shares from operations	$(8,010,553)	$(19,646,555)	$2,573,381

See accompanying notes to financial statements.

Statement of Changes in Net Assets (Unaudited)

	NVG		NZF		NMZ
	Six Months	Year	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	4/30/18	10/31/17	4/30/18	10/31/17	4/30/18	10/31/17
Operations
Net investment income (loss)	$81,537,885	$170,282,507	$58,394,673	$124,118,718	$24,542,648	$48,542,922
Net realized gain (loss) from:
Investments	12,096,512	2,532,777	(3,700,798)	3,067,720	787,743	4,675,860
Swaps	20,980	5,171,946	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(106,750,634)	(45,476,888)	(74,340,430)	(43,006,732)	(22,757,010)	(15,666,329)
Swaps	5,084,704	175,850	—	—	—	—
Net increase (decrease) in net assets applicable to common shares from operations	(8,010,553)	132,686,192	(19,646,555)	84,179,706	2,573,381	37,552,453
Distributions to Common Shareholders
From net investment income	(89,305,569)	(177,152,759)	(61,640,004)	(126,776,305)	(24,855,576)	(48,660,423)
From accumulated net realized gains	—	(5,914,545)	—	(255,827)	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(89,305,569)	(183,067,304)	(61,640,004)	(127,032,132)	(24,855,576)	(48,660,423)
Capital Share Transactions
Common shares:
Proceeds from shelf offering, net of offering costs	—	—	—	—	9,084,815	75,368,774
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	—	—	274,882	907,184
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	—	—	—	9,359,697	76,275,958
Net increase (decrease) in net assets applicable to common shares	(97,316,122)	(50,381,112)	(81,286,559)	(42,852,426)	(12,922,498)	65,167,988
Net assets applicable to common shares at the beginning of period	3,319,775,431	3,370,156,543	2,278,903,514	2,321,755,940	853,745,464	788,577,476
Net assets applicable to common shares at the end of period	$3,222,459,309	$3,319,775,431	$2,197,616,955	$2,278,903,514	$840,822,966	$853,745,464
Undistributed (Over-distribution of) net investment income at the end of period	$(2,668,662)	$5,099,022	$1,179,396	$4,424,727	$1,984,930	$2,297,858

See accompanying notes to financial statements.

Statement of Cash Flows

Six Months Ended April 30, 2018 (Unaudited)

	NVG	NZF	NMZ
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$(8,010,553)	$(19,646,555)	$2,573,381
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(419,742,535)	(479,529,894)	(122,667,574)
Proceeds from sales and maturities of investments	254,401,736	359,148,797	57,766,998
Proceeds from (Purchases of) short-term investments, net	15,880,000	2,170,000	3,852,450
Payment-in-kind distributions	—	(18,611)	(316,858)
Premiums received (paid) for interest rate swaps	48	—	—
Taxes paid	(34,884)	(48,981)	(2,745)
Amortization (Accretion) of premiums and discounts, net	(7,276,687)	(7,577,281)	796,900
Amortization of deferred offering costs	84,532	129,898	23,064
(Increase) Decrease in:
Cash collateral at brokers for investments in swaps	1,162,126	—	—
Receivable for dividends and interest	(3,179,459)	(1,161,474)	753,784
Receivable for investments sold	4,405,213	(3,789,437)	15,165,186
Other assets	6,618	407,798	(21,853)
Increase (Decrease) in:
Payable for interest	(377,329)	197,642	47,957
Payable for investments purchased	4,503,723	9,918,638	775,737
Payable for offering costs	—	126,163	80,350
Payable for variation margin on swap contracts	(251,321)	—	—
Accrued management fees	(69,345)	(34,059)	(22,818)
Accrued Trustees fees	(29,384)	(18,098)	(1,334)
Accrued other expenses	169,185	100,554	(184,456)
Net realized (gain) loss from investments	(12,096,511)	3,700,798	(787,743)
Change in net unrealized appreciation (depreciation) of:
Investments	106,750,634	74,340,430	22,757,010
Swaps(1)	(1,268,646)	—	—
Net cash provided by (used in) operating activities	(64,972,839)	(61,583,672)	(19,412,564)
Cash Flows from Financing Activities
Proceeds from borrowings	120,457,485	140,849,018	—
Repayments of borrowings	(120,457,485)	(140,849,018)	—
Proceeds from AMTP Shares issued, at liquidation preference	—	—	87,000,000
Proceeds from MFP Shares issued, at liquidation preference	405,400,000	155,000,000	—
(Payments for) VMTP Shares redeemed, at liquidation preference	(240,400,000)	—	(87,000,000)
(Payments for) deferred offering costs	(295,000)	(290,000)	(135,000)
Proceeds from shelf offering, net of offering cost	—	—	9,084,815
Increase (Decrease) in:
Floating rate obligations	(555,000)	(14,810,000)	34,028,000
Accrued shelf offering costs	—	—	140,360
Cash distributions paid to Common shareholders	(89,297,603)	(62,180,630)	(24,834,696)
Net cash provided by (used in) financing activities	74,852,397	77,719,370	18,283,479
Net Increase (Decrease) in Cash	9,879,558	16,135,698	(1,129,085)
Cash at beginning of period	2,916,780	3,259,421	2,438,391
Cash at end of period	$12,796,338	$19,395,119	$1,309,306

Supplemental Disclosure of Cash Flow Information	NVG	NZF	NMZ
Cash paid for interest (excluding amortization of offering cost)	$16,490,044	$12,512,696	$3,433,213
Non-cash financing activities not included herein consists of reinvestments of common share distributions	—	—	274,882

(1)	Excluding over-the-counter cleared swaps.

See accompanying notes to financial statements.

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Financial Highlights (Unaudited)

Selected data for a common share outstanding throughout each period:

		Investment Operations				Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss	)	Net Realized/ Unrealized Gain (Loss )	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Discount Per Share Repurchased and Retired		Discount Per Share Repurchased through Tender Offer	Ending NAV	Ending Share Price
NVG
Year Ended 10/31:
2018(f)	$16.39	$0.40		$(0.44)	$(0.04)	$(0.44)	$—	$(0.44)	$—		$—	$15.91	$14.75
2017	16.64	0.84		(0.19)	0.65	(0.87)	(0.03)	(0.90)	—		—	16.39	15.17
2016	16.03	0.73		0.77	1.50	(0.86)	(0.03)	(0.89)	—		—	16.64	15.05
2015	16.24	0.77		(0.13)	0.64	(0.75)	(0.10)	(0.85)	—	*	—	16.03	14.05
2014	14.62	0.71		1.72	2.43	(0.70)	(0.07)	(0.77)	(0.01)		(0.03)	16.24	14.14
2013	16.33	0.60		(1.46)	(0.86)	(0.74)	(0.11)	(0.85)	—	*	—	14.62	12.75

NZF
Year Ended 10/31:
2018(f)	16.03	0.41		(0.55)	(0.14)	(0.43)	—	(0.43)	—		—	15.46	14.15
2017	16.34	0.87		(0.29)	0.58	(0.89)	— *	(0.89)	—		—	16.03	15.01
2016	15.75	0.72		0.74	1.46	(0.87)	—	(0.87)	—		—	16.34	14.82
2015	15.82	0.83		(0.13)	0.70	(0.78)	—	(0.78)	0.01		—	15.75	13.86
2014	14.32	0.72		1.47	2.19	(0.72)	—	(0.72)	—	*	0.03	15.82	13.80
2013	15.99	0.71		(1.63)	(0.92)	(0.75)	—	(0.75)	—		—	14.32	12.66

(a)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets Before Reimbursement(b)				Ratio to Average Net Assets After Reimbursement(b)
Based on NAV (a)	Based on Share Price (a)	Ending Net Assets (000)	Expenses	(c)	Net Investment Income (Loss	)	Expenses	(c)	Net Investment Income (Loss	)	Portfolio Turnover Rate	(d)

(0.25)%	0.15%	$3,222,459	2.32	%**	5.00	%**	N/A		N/A		5%
4.25	7.10	3,319,775	2.05		5.26		2.04	%(e)	5.27	%(e)	18
9.40	13.46	3,370,157	1.81		4.87		1.75	(e)	4.93	(e)	21
4.04	5.53	427,104	1.50		4.81		N/A		N/A		26
16.78	17.35	433,092	1.75		4.56		N/A		N/A		13
(5.46)	(14.46)	434,851	2.03		3.87		N/A		N/A		32

(0.87)	(2.88)	2,197,617	2.31	**	5.25	**	N/A		N/A		10
3.88	7.61	2,278,904	2.12		5.58		2.11	(e)	5.59	(e)	21
9.36	13.26	2,321,756	1.86		5.03		1.81	(e)	5.08	(e)	20
4.57	6.21	571,790	1.48		5.24		N/A		N/A		26
15.90	15.07	574,721	1.73		4.78		N/A		N/A		14
(5.93)	(15.08)	578,508	1.71		4.66		N/A		N/A		14

(b)	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund.
(c)	The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NVG
Year Ended 10/31:
2018(f)	1.29	%**
2017	1.02
2016	0.78
2015	0.46
2014	0.75
2013	1.06

NZF
Year Ended 10/31:
2018(f)	1.27	%**
2017	1.09
2016	0.84
2015	0.46
2014	0.72
2013	0.75

(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	During the fiscal years ended October 31, 2017 and October 31, 2016, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with its reorganization.
(f)	For the six months ended April 30, 2018.
N/A	Fund does not have or no longer has a contractual reimbursement with the Adviser.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations				Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss	)	Net Realized/ Unrealized Gain (Loss )	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Premium Per Share Sold through Shelf Offering		Shelf Offering Costs		Ending NAV	Ending Share Price
NMZ
Year Ended 10/31:
2018(e)	$13.47	$0.38		$(0.34)	$0.04	$(0.39)	$—	$(0.39)	$—		$—		$13.12	$12.41
2017	13.68	0.80		(0.22)	0.58	(0.81)	—	(0.81)	0.02		—		13.47	13.53
2016	13.66	0.86		0.04	0.90	(0.91)	—	(0.91)	0.03		—		13.68	13.32
2015	13.71	0.91		(0.04)	0.87	(0.92)	—	(0.92)	—		—		13.66	13.76
2014	12.36	0.93		1.33	2.26	(0.91)	—	(0.91)	—	*	—	*	13.71	13.21
2013	13.45	0.94		(1.20)	(0.26)	(0.88)	—	(0.88)	0.05		—	*	12.36	11.99

(a)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(b)

Based on NAV (a)	Based on Share Price (a)	Ending Net Assets (000)	Expenses	(c)	Net Investment Income (Loss	)	Portfolio Turnover Rate	(d)

0.27%	(5.51)%	$840,823	1.85	%**	5.79	%**	5%
4.73	8.04	853,745	1.54		6.14		10
6.91	3.34	788,577	1.28		6.27		11
6.54	11.49	684,109	1.25		6.64		9
18.90	18.31	686,299	1.28		7.14		13
(1.71)	(9.71)	618,394	1.28		7.34		16

(b)	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund.
(c)	The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NMZ
Year Ended 10/31:
2018(e)	0.82	%**
2017	0.49
2016	0.24
2015	0.17
2014	0.19
2013	0.20

(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended April 30, 2018.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)

	iMTP Shares at the End of Period		MFP Shares at the End of Period		MTP Shares at the End of Period (a)		VMTP Shares at the End of Period		VRDP Shares at the End of Period		iMTP, MFP, MTP, VMTP and /or VRDP Shares at the End of the Period
	Aggregate Amount Outstanding (000)	Aggregate Coverage Per $5,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $10 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Asset Coverage Per $1 Liquidation Preference
NVG
Year Ended 10/31:
2018(b)	$—	$—	$405,400	$277,351	$—	$—	$—	$—	$1,411,600	$277,351	$2.77
2017	—	—	—	—	—	—	240,400	300,955	1,411,600	300,955	3.01
2016	—	—	—	—	—	—	240,400	304,005	1,411,600	304,005	3.04
2015	—	—	—	—	—	—	—	—	179,000	338,606	—
2014	—	—	—	—	—	—	—	—	179,000	341,951	—
2013	—	—	—	—	108,000	31.69	92,500	316,883	—	—	3.17

NZF
Year Ended 10/31:
2018(b)	—	—	305,000	260,645	—	—	336,000	260,645	727,000	260,645	2.61
2017	—	—	150,000	287,873	—	—	336,000	287,873	727,000	287,873	2.88
2016	150,000	14,570	—	—	—	—	336,000	291,406	727,000	291,406	2.91
2015	150,000	17,376	—	—	—	—	81,000	347,528	—	—	3.48
2014	150,000	17,440	—	—	—	—	81,000	348,797	—	—	3.49
2013	—	—	—	—	70,000	34.19	169,200	341,851	—	—	3.42

(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	2014		2013
NVG
Series 2014 (NVG PRCCL)
Ending Market Value per Share	$—		$10.09
Average Market Value per Share	10.05	^	10.11

NZF
Series 2016 (NZF PRC)
Ending Market Value per Share	$—		$10.10
Average Market Value per Share	10.05	^^	10.10

(b)	For the six months ended April 30, 2018.
^	For the period November 1, 2013 through December 23, 2013.
^^	For the period November 1, 2013 through April 11, 2014.

			VMTP Shares
	AMTP Shares		at the End of Period

	Aggregate	Asset	Aggregate	Asset
	Amount	Coverage	Amount	Coverage
	Outstanding	Per $100,000	Outstanding	Per $100,000
	(000)	Share	(000)	Share
NMZ
Year Ended 10/31:
2018(b)	$87,000	$1,066,463	$—	$—
2017	—	—	87,000	1,081,317
2016	—	—	87,000	1,006,411
2015	—	—	87,000	886,333
2014	—	—	87,000	888,850
2013	—	—	87,000	810,798

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Fund Information
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

• Nuveen AMT-Free Municipal Credit Income Fund (NVG)

• Nuveen Municipal Credit Income Fund (NZF)

• Nuveen Municipal High Income Opportunity Fund (NMZ)

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end management investment companies. NVG, NZF and NMZ were organized as Massachusetts business trusts on July 12, 1999, March 21, 2001 and October 8, 2003, respectively.

The end of the reporting period for the Funds is April 30, 2018, and the period covered by these Notes to Financial Statements is the six months ended April 30, 2018 (the “current fiscal period”).

Investment Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives and Principal Investment Strategies
Each Fund seeks to provide current income exempt from regular federal income tax by investing primarily in a portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.

Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the following Fund’s outstanding when-issued/delayed delivery purchase commitments were as follows:

NZF
Outstanding when-issued/delayed delivery purchase commitments	$3,025,484

Investment Income
Dividend Income is recorded on the ex-dividend date. Investment income is comprised of interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, and is recorded on an accrual basis. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Common Shareholders
Dividends from net investment income, if any, are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Compensation
The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of Trustees (“the Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications
Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data

Notes to Financial Statements (Unaudited) (continued)

and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.

Investments in investment companies are valued at their respective net asset value (“NAV”) on valuation date and are generally classified as Level 1.

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

NVG	Level 1	Level 2	Level 3		Total
Long-Term Investments:
Municipal Bonds*	$—	$5,138,002,568	$—		$5,138,002,568
Corporate Bonds**	—	—	967,558	****	967,558
Short-Term Investments:
Municipal Bonds*	—	10,000,000	—		10,000,000
Investments in Derivatives:
Interest Rate Swaps***	—	6,232,777	—		6,232,777
Total	$—	$5,154,235,345	$967,558		$5,155,202,903

NZF	Level 1	Level 2	Level 3		Total
Long-Term Investments:
Municipal Bonds*	$—	$3,537,594,795	$—		$3,537,594,795
Investment Companies	3,171,754	—	—		3,171,754
Corporate Bonds**	—	—	449,019	****	449,019
Total	$3,171,754	$3,537,594,795	$449,019		$3,541,215,568

NMZ
Long-Term Investments:
Municipal Bonds*	$—	$1,198,320,285	$1,071,857	****	$1,199,392,142
Common Stock**	9,767,176	—	—		9,767,176
Corporate Bonds**	—	—	20,258	****	20,258
Total	$9,767,176	$1,198,320,285	$1,092,115		$1,209,179,576

*	Refer to the Fund’s Portfolio of Investments for state classifications.
**	Refer to the Fund’s Portfolio of Investments for industry classifications.
***	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
****	Refer to the Fund’s Portfolio of Investments for securities classified as Level 3.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

Notes to Financial Statements (Unaudited) (continued)

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”) in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.

The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.

The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).

An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.

Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.

As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	NVG	NZF	NMZ
Floating rate obligations: self-deposited Inverse Floaters	$192,750,000	$24,620,000	$302,258,000
Floating rate obligations: externally-deposited Inverse Floaters	104,237,500	23,195,000	134,580,000
Total	$296,987,500	$47,815,000	$436,838,000

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	NVG	NZF	NMZ
Average floating rate obligations outstanding	$192,958,011	$29,365,746	$285,293,956
Average annual interest rate and fees	1.82%	1.83%	1.81%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.

The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.

As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period NVG and NMZ had outstanding borrowings under such liquidity facilities in the amount of $1,486,242 and $793,368, respectively, which is recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities. There were no loans outstanding under such facilities for NZF as of the end of the reporting period.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations – Recourse Trusts	NVG	NZF	NMZ
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$152,540,000	$8,775,000	$233,188,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	63,310,000	12,610,000	128,580,000
Total	$215,850,000	$21,385,000	$361,768,000

Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Notes to Financial Statements (Unaudited) (continued)

Interest Rate Swap Contracts
Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the swap contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), a Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap that is not cleared through a clearing house (“OTC Uncleared”), the amount recorded on these transactions is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps.”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

During the current fiscal period, NVG continued to invest in forward interest rate swap contracts, as part of its duration management strategies, to help reduce price volatility risk to movements in U.S. interest rates relative to the Fund’s benchmark.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

NVG
Average notional amount of interest rate swap contracts outstanding*	$122,400,000

*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by NVG as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying	Derivative
Risk Exposure	Instrument	Location	Value	Location	Value
NVG
Interest rate	Swaps (OTC	Unrealized appreciation	$1,776,517	—	$—
	Uncleared)	on interest rate swaps
Interest rate	Swaps (OTC	—	—	Payable for variation margin	4,456,260
	Cleared)			on swap contracts*
Total			$1,776,517		$4,456,260

*	Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities and is not reflected in the cumulative unrealized appreciation (depreciation) presented above. Value represents the unrealized appreciation (depreciation) of swaps as reported in the Fund’s Portfolio of Investments and not the asset and/or liability amount as described in the table above.

The following table presents the Fund’s swap contracts subject to netting agreements, and the collateral delivered related to those swap contracts as of the end of the reporting period.

Gross Amounts Not Offset on the Statement of Assets and Liabilities
		Gross		Gross		Net Unrealized
		Unrealized		Unrealized		Appreciation			Collateral
		Appreciation on		(Depreciation) on		(Depreciation) on			Pledged
		Interest Rate		Interest Rate		Interest Rate	Financial		to (from	)	Net
Fund	Counterparty	Swaps	**	Swaps	**	Swaps	Instruments	***	Counterparty		Exposure
NVG	JPMorgan Chase	$1,776,517		$—		$1,776,517	$—		$(1,701,391)		$75,126
Bank, N.A.

**	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.
***	Represents inverse floating rate securities available for offset, when applicable.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Change in Net
			Net Realized	Unrealized Appreciation
	Underlying	Derivative	Gain (Loss) from	(Depreciation) of
Fund	Risk Exposure	Instrument	Swaps	Swaps
NVG	Interest rate	Swaps	$20,980	$5,084,705

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Notes to Financial Statements (Unaudited) (continued)

4. Fund Shares

Common Shares

Common Shares Equity Shelf Programs and Offering Costs
NMZ has filed a registration statement with the Securities and Exchange Commission (“SEC”) authorizing the Fund to issue additional common shares through one or more equity shelf programs (“Shelf Offering”), which became effective with the SEC during the current and prior fiscal period.

Under this Shelf Offering, the Fund, subject to market conditions, may raise additional equity capital by issuing additional common shares from time to time in varying amounts and by different offering methods at a net price at or above the Fund’s NAV per common share. In the event the Fund’s Shelf Offering registration statement is no longer current, the Fund may not issue additional common shares until a post-effective amendment to the registration statement has been filed with the SEC.

Additional authorized common shares, common shares sold and offering proceeds, net of offering costs under the Fund’s Shelf Offering during the Fund’s current and prior fiscal period were as follows:

	NMZ
	Six Months Ended 4/30/18	Year Ended 10/31/17
Additional authorized common shares	15,700,000	21,200,000
Common shares sold	669,558	5,696,100
Offering proceeds, net of offering costs	$9,084,815	$75,368,774

Costs incurred by the Fund in connection with its initial shelf registration is recorded as a prepaid expense and recognized as “Deferred offering costs” on the Statement of Assets and Liabilities. These costs are amortized pro rata as shares are sold and are recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any deferred offering costs remaining one year after effectiveness of the initial shelf registration will be expensed. Costs incurred by the Funds to keep the shelf registration current are expensed as incurred and recognized as a component of “Other expenses” on the Statement of Operations.

Common Share Transactions
Transactions in common shares for the Funds during the Funds’ current and prior fiscal period, where applicable, were as follows:

	NMZ
Common shares:	Six Months Ended 4/30/18	Year Ended 10/31/17
Issued to shareholders due to reinvestment of distributions	20,267	68,955
Sold through shelf offering	669,558	5,696,100

Weighted average common share:
Premium to NAV per shelf offering share sold	1.13%	1.30%

Preferred Shares

Adjustable Rate MuniFund Term Preferred Shares
NMZ have issued and have outstanding Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, with a $100,000 liquidation preference per share. AMTP Shares are issued via private placement and are not publicly available.

As of the end of the reporting period, NMZ had $86,867,364 AMTP Shares outstanding, at liquidation preference, net of deferred offering costs. Further details of NMZ’s AMTP Shares outstanding as of the end of the reporting period, were as follows:

Fund	Series	Shares Outstanding	Liquidation Preference
NMZ	2028	870	$87,000,000

The Fund is obligated to redeem its AMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed by the Fund. AMTP Shares are subject to optional and mandatory redemption in certain circumstances. The AMTP Shares may be redeemed at the option of the Fund, subject to payment of premium for approximately six months following the date of issuance (“Premium Expiration Date”), and at the redemption price per share thereafter. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.

AMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount which is initially established at the time of issuance and may be adjusted in the future based upon a mutual agreement between the majority owner and the Fund. From time-to-time the majority owner may propose to the Fund an adjustment to the dividend rate. Should the majority owner and the Fund fail to agree upon an adjusted dividend rate, and such proposed dividend rate adjustment is not withdrawn, the Fund will be required to redeem all outstanding shares upon the end of a notice period.

In addition, the Fund may be obligated to redeem a certain amount of the AMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Term Redemption Date and Premium Expiration Date for the Fund’s AMTP Shares are as follows:

	Notice		Term	Premium
Fund	Period	Series	Redemption Date	Expiration Date
NMZ	360-day	2028	March 1, 2028*	August 31, 2018

*	Subject to early termination by either the Fund or the holder.

The average liquidation preference of AMTP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:

	NMZ	*
Average liquidation preference of AMTP Shares outstanding	$87,000,000
Annualized dividend rate	2.30%

*	For the period February 26, 2018 through April 30, 2018

AMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. The fair value of AMTP Shares is expected to be approximately their liquidation preference so long as the fixed “spread” on the AMTP Shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds’ Adviser has determined that the fair value of AMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of AMTP Shares is a liability and is recognized as a component of “Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities.

AMTP Share dividends are treated as interest payments for financial reporting purposes. Unpaid dividends on AMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on AMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

NMZ incurred offering costs of $135,000 in connection with its offering of AMTP Shares were recorded as deferred charges which are amortized over the life of the shares and are recognized as components of “Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

MuniFund Preferred Shares
The following Funds have issued and have outstanding MuniFund Preferred (“MFP”) Shares, with a $100,000 liquidation preference per share. These MFP Shares were issued via private placement and are not publically available.

The Funds are obligated to redeem their MFP Shares by the date as specified in its offering documents (“Term Redemption Date”), unless earlier redeemed by the Funds. MFP Shares are initially issued in a pre-specified mode, however, MFP Shares can be subsequently designated as an alternative mode at a later date at the discretion of the Funds. The modes within MFP Shares detail the dividend mechanics and are described as follows. At a subsequent date, the Fund may establish additional mode structures with the MFP Share.

•	Variable Rate Remarketed Mode (“VRRM”) – Dividends for MFP Shares within this mode will be established by a remarketing agent; therefore, market value of the MFP Shares is expected to approximate its liquidation preference. Shareholders have the ability to request a best-efforts tender of its shares upon seven days notice. If the remarketing agent is unable to identify an alternative purchaser, the shares will be retained by the shareholder requesting tender and the subsequent dividend rate will increase to its step-up dividend rate. If after one consecutive year of unsuccessful remarketing attempts, the Fund will be required to designate an alternative mode or redeem the shares.

.

Notes to Financial Statements (Unaudited) (continued)

Each Fund will pay a remarketing fee on the aggregate principal amount of all MFP Shares while designated in VRRM. Payments made by the Fund to the remarketing agent are recognized as “Remarketing fees” on the Statement of Operations.

•	Variable Rate Mode (“VRM”) – Dividends for MFP Shares designated in this mode are based upon a short-term index plus an additional fixed “spread” amount established at the time of issuance or renewal / conversion of its mode. At the end of the period of the mode, the Fund will be required to either extend the term of the mode, designate an alternative mode or redeem the MFP Shares.

The fair value of MFP Shares while in VRM are expected to approximate their liquidation preference so long as the fixed “spread” on the shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market. In current market conditions, the Adviser has determined that the fair value of the shares are approximately their liquidation preference, but their fair value could vary if market conditions change materially.

•	Variable Rate Demand Mode (“VRDM”) – Dividends for MFP Shares designated in this mode will be established by a remarketing agent; therefore, the market value of the MFP Shares is expected to approximate its liquidation preference. While in this mode, Shares will have an unconditional liquidity feature that enable its shareholders to require a liquidity provider, which the Fund has entered into a contractual agreement, to purchase shares in the event that the shares are not able to be successfully remarketed. In the event that shares within this mode are unable to be successfully remarketed and are purchased by the liquidity provider, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the shares. Each Fund is required to redeem any shares that are still owned by a liquidity provider after six months of continuous, unsuccessful remarketing.

The Fund will pay a liquidity and remarketing fee on the aggregate principal amount of all MFP shares while within VRDM. Payments made by the Fund to the liquidity provider and remarketing agent are recognized as “Liquidity fees” and “Remarketing fees”, respectively, on the Statement of Operations.

For financial reporting purposes, the liquidation preference of MFP Shares is recorded as a liability and is recognized as a component of “MuniFund Preferred (“MFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Dividends on the MFP shares are treated as interest payments for financial reporting purposes. Unpaid dividends on MFP shares are recognized as a component on “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on MFP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Subject to certain conditions, MFP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also be required to redeem certain MFP shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share in all circumstances is equal to the liquidation preference per share plus any accumulated but unpaid dividends.

NVG and NZF incurred offering costs of $295,000 and $290,000, respectively in connection with their offering of MFP Shares, which were recorded as a deferred charge and are being amortized over the life of the shares. These offering costs are recognized as a component of “MuniFund Preferred (“MFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

As of the end of the reporting period, NVG and NZF had $405,094,990 and $304,389,774 MFP Shares at liquidation preference, net of deferred offering costs, respectively. Further details of each Fund’s MFP Shares outstanding as of the end of the reporting period, were as follows:

Fund	Series	Shares Outstanding	Liquidation Preference	Term Redemption Date	Mode	Mode Termination Date
NVG	A	4,054	$405,400,000	January 3, 2028	VRM	January 3, 2028*
NZF	A	1,500	$150,000,000	May 1, 2047	VRM	May 1, 2047*
	B	1,550	155,000,000	February 3, 2048	VRM	February 3, 2048*

*	Subject to earlier termination by either the Fund or the holder.

The average liquidation preference of MFP Shares outstanding and annualized dividend rate for the Funds during the current fiscal period were as follows:

	NVG	**	NZF
Average liquidation preference of MFP Shares outstanding	$405,400,000		$213,370,166
Annualized dividend rate	2.02%		2.04%

**	For the period January 29, 2018 (first issuance of shares) through April 30,2018.

Variable Rate MuniFund Term Preferred Shares
The Funds have issued and have outstanding Variable Rate MuniFund Term Preferred (“VMTP”) Shares, with a $100,000 liquidation preference per share. VMTP Shares are issued via private placement and are not publicly available.

On January 29, 2018, NVG redeemed all of its outstanding Series 2018 VMTP Shares and on February 26, 2018, NMZ redeemed all of its outstanding Series 2018 VMTP Shares. Each Fund’s VMTP Shares were redeemed at their $100,000 liquidation value per share, plus dividend amounts owed, using proceeds from its issuance of MFP Shares (as described above in MuniFund Preferred Shares).

As of the end of the reporting period, NZF had $335,980,501 VMTP Shares outstanding, at liquidation preference, net of deferred offering costs. Further details of NVG’s VMTP Shares outstanding as of the end of the reporting period, were as follows:

Fund	Series	Shares Outstanding	Liquidation Preference
NZF	2019	3,360	$336,000,000

The Fund is obligated to redeem its VMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed by the Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The VMTP Shares may be redeemed at the option of the Fund, subject to payment of premium for approximately one year following the date of issuance (“Premium Expiration Date”), and at the redemption price per share thereafter. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends. The Fund may be obligated to redeem a certain amount of the VMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Term Redemption Date and Premium Expiration Date for the Fund’s VMTP Shares are as follows:

Fund	Series	Term Redemption Date	Premium Expiration Date
NZF	2019	July 1, 2019	May 31, 2017

The average liquidation preference of VMTP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

	NVG	*	NZF	NMZ	**
Average liquidation preference of VMTP Shares outstanding	$240,400,000		$336,000,000	$87,000,000
Annualized dividend rate	2.09%		2.29%	2.03%

*	For the period November 1, 2017 through January 28, 2018.
**	For the period November 1, 2017 through February 25, 2018.

VMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. VMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount established at the time of issuance. The fair value of VMTP Shares is expected to be approximately their liquidation preference so long as the fixed “spread” on the VMTP Shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds’ Adviser has determined that fair value of VMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of VMTP Shares is a liability and is recognized as a component of “Variable Rate MuniFund Term Preferred (“VMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities.

Dividends on the VMTP shares (which are treated as interest payments for financial reporting purposes) are set weekly. Unpaid dividends on VMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on VMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Costs incurred in connection with each Fund’s offering of VMTP Shares were recorded as deferred charges, which are amortized over the life of the shares and are recognized as components of “Variable Rate MuniFund Term Preferred (“VMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

In conjunction with NVG’s and NMZ’s redemption of VMTP Shares, the remaining deferred cost of $6,931 and $6,482, respectively, were fully expensed during the current fiscal period, as the redemptions were deemed an extinguishment of debt.

Notes to Financial Statements (Unaudited) (continued)

Variable Rate Demand Preferred Shares
The following Funds have issued and have outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation preference per share. VRDP Shares are issued via private placement and are not publicly available.

As of the end of the reporting period, NVG and NZF had $1,407,633,477 and $721,949,584 VRDP Shares at liquidation preference, net of deferred offering costs, respectively. Further details of the Funds’ VRDP Shares outstanding as of the end of the reporting period, were as follows:

Fund	Series	Shares Outstanding	Liquidation Preference	Maturity
NVG	1	1,790	$179,000,000	December 1, 2043
	2	3,854	$385,400,000	December 1, 2040
	4	1,800	$180,000,000	June 1, 2046
	5	3,405	$340,500,000	December 1, 2040
	6	3,267	$326,700,000	December 1, 2040
NZF	1	2,688	$268,800,000	March 1, 2040
	2	2,622	$262,200,000	March 1, 2040
	3	1,960	$196,000,000	June 1, 2040

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that the VRDP Shares are not able to be successfully remarketed. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee of 0.10% on the aggregate principal amount of all VRDP Shares outstanding. Each Fund’s VRDP Shares have successfully remarketed since issuance.

NVG’s Series 1 and Series 4 VRDP Shares are considered to be Special Rate Period VRDP, which are sold to institutional investors. During the special rate period, the VRDP Shares will not be remarketed by a remarketing agent, be subject to optional or mandatory tender events, or be supported by a liquidity provider. During the special rate period, VRDP dividends will be set monthly as a floating rate based on the predetermined formula. Following the initial special rate period, Special Rate Period VRDP Shares will transition to traditional VRDP Shares with dividends set at weekly remarketings, and be supported by a designated liquidity provider, unless the Board approves a subsequent special rate period.

During the current fiscal period, NZF designated a special rate period until November 7, 2018, for the Fund’s Series 1 and 2 VRDP Shares. In connection with the transition to the special rate period, the series of VRDP Shares have been remarketed and sold to an institutional investor. During the special rate period, the VRDP Shares will not be remarketed by a remarketing agent, be subject to optional or mandatory tender events, or be supported by a liquidity provider. During the period, VRDP dividends will be set monthly as a floating rate based on the predetermined formula. Following the initial special rate period, Special Rate Period VRDP Shares will transition to traditional VRDP Shares with dividends set at weekly remarketings, and be supported by designated liquidity provider, unless the Board approves a subsequent special rate period.

Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation preference. In the event that VRDP Shares are unable to be successfully remarketed, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.

The average liquidation preference of VRDP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

	NVG	NZF
Average liquidation preference of VRDP Shares outstanding	$1,411,600,000	$727,000,000
Annualized dividend rate	1.58%	1.79%

For financial reporting purposes, the liquidation preference of VRDP Shares is a liability and is recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offerings costs” on the Statement of Operations. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees,” respectively, on the Statement of Operations.

Preferred Share Transactions
Transactions in preferred shares for the Funds during the Funds’ current and prior fiscal period, where applicable, are noted in the following tables.

Transactions in AMTP Shares for the Funds, where applicable, were as follows:

	Six Months Ended April 30, 2018
NVG	Series	Shares	Amount
AMTP Shares issued	2028	870	$87,000,000

Transactions in iMTP Shares for the Funds, where applicable, were as follows:

	Year Ended October 31, 2017
NZF	Series	Shares	Amount
iMTP Shares redeemed	2017	(30,000)	$(150,000,000)

Transactions in MFP Shares for the Funds, where applicable, were as follows:

	Six Months Ended
	April 30, 2018
NVG	Series	Shares	Amount
MFP Shares issued	A	4,054	$405,400,000

	Six Months Ended
	April 30, 2018
NZF	Series	Shares	Amount
MFP Shares issued	B	1,550	$155,000,000

Transactions in MFP Shares for the Funds, where applicable, were as follows:

	Year Ended
	October 31, 2017
NZF	Series	Shares	Amount
MFP Shares issued	A	1,500	$150,000,000

Transactions in VMTP Shares for the Funds, where applicable, were as follows:

	Six Months Ended
	April 30, 2018
NVG	Series	Shares	Amount
VMTP Shares redeemed	2018	(2,404)	$(240,400,000)

	Six Months Ended
	April 30, 2018
NMZ	Series	Shares	Amount
VMTP Shares exchanged	2018	(870)	$(87,000,000)

Transactions in VRDP Shares for the Funds, where applicable, were as follows:

	Year Ended
	October 31, 2017
NVG	Series	Shares	Amount
VRDP Shares issued	5	3,405	$340,500,000
	6	3,267	326,700,000
VRDP Shares exchanged	3	(6,672)	(667,200,000)
Net increase (decrease)		—	$—

Notes to Financial Statements (Unaudited) (continued)

5. Investment Transactions
Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period were as follows:

	NVG	NZF	NMZ
Purchases	$419,742,535	$479,529,894	$122,667,574
Sales and maturities	254,401,736	359,148,797	57,766,998

6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The tables below present the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of April 30, 2018.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

	NVG	NZF	NMZ
Tax cost of investments	$4,637,400,128	$3,295,562,512	$878,675,682
Gross unrealized:
Appreciation	$343,102,442	$256,816,367	$78,583,104
Depreciation	(24,281,499)	(35,783,334)	(50,335,607)
Net unrealized appreciation (depreciation) of investments	$318,820,943	$221,033,033	$28,247,497

			NVG
Tax cost of swaps			$1,017
Net unrealized appreciation (depreciation) of swaps			$6,232,777

Permanent differences, primarily due to federal taxes paid, nondeductible offering costs, nondeductible reorganization expenses, taxable market discount, distribution reallocations, and expiration of capital loss carryforwards, resulted in reclassifications among the Funds’ components of common share net assets as of October 31, 2017, the Funds’ last tax year end, as follows:

	NVG	NZF	NMZ
Paid-in-surplus	$(592,189)	$(483,872)	$(30,940,085)
Undistributed (Over-distribution of) net investment income	469,433	113,435	(13,567)
Accumulated net realized gain (loss)	122,756	370,437	30,953,652

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of October 31, 2017, the Funds’ last tax year end, were as follows:

	NVG	NZF	NMZ
Undistributed net tax-exempt income[1]	$9,073,422	$7,707,977	$1,041,123
Undistributed net ordinary income[2]	1,319,977	1,543,414	594,321
Undistributed net long-term capital gains	—	—	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 2, 2017, and paid on November 1, 2017.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended October 31, 2017, was designated for purposes of the dividends paid deduction as follows:

	NVG	NZF	NMZ
Distributions from net tax-exempt income	$197,183,447	$141,959,988	$49,678,186
Distributions from net ordinary income[2]	231,498	286,558	306,114
Distributions from net long-term capital gains	5,905,855	255,176	—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

As of October 31, 2017, the Funds’ last tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	NVG	NZF	[3]	NMZ	[3]
Expiration:
October 31, 2018	$—	$—		$1,362,739
Not subject to expiration	11,069,711	24,481,773		—
Total	$11,069,711	$24,481,773		$1,362,739

[3]	A portion of NZF’s and NMZ’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

As of October 31, 2017, the Funds’ last tax year end, the following Funds’ capital loss carryforwards expired as follows:

	NVG	NMZ
Expired capital loss carryforwards	$322,087	$30,734,989

During the Funds’ last tax year ended October 31, 2017, the following Funds utilized capital loss carryforwards as follows:

	NVG	NMZ
Utilized capital loss carryforwards	$624,345	$4,671,028

7. Management Fees and Other Transactions with Affiliates

Management Fees
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Notes to Financial Statements (Unaudited) (continued)

The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedules:

NVG
NZF
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.5000%
For the next $125 million	0.4875
For the next $250 million	0.4750
For the next $500 million	0.4625
For the next $1 billion	0.4500
For the next $3 billion	0.4250
For managed assets over $5 billion	0.4125

NMZ
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.5500%
For the next $125 million	0.5375
For the next $250 million	0.5250
For the next $500 million	0.5125
For the next $1 billion	0.5000
For the next $3 billion	0.4750
For managed assets over $5 billion	0.4625

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*	For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of April 30, 2018, the complex-level fee for each Fund was 0.1595%.

Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.

During the current fiscal period, the following Fund engaged in inter-fund trades pursuant to these procedures as follows:

Inter-Fund Trades	NZF
Purchases	$37,045,331
Sales	38,218,714

8. Borrowing Arrangements

Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $3 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, along with a number of Nuveen closed-end funds, including all of the Funds covered by this shareholder report. The credit facility expires in July 2018 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the following Funds utilized this facility. The Fund’s maximum outstanding balance during the utilization period was as follows:

	NVG	NZF
Maximum Outstanding Balance	$42,557,485	$78,500,000

During the Fund’s utilization period, during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:

	NVG	NZF
Average daily balance outstanding	$14,600,000	$13,215,152
Average annual interest rate	2.46%	2.31%

Borrowings outstanding as of the end of the reporting period are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable. NMZ did not utilize this facility during the current fiscal period.

Inter-Fund Borrowing and Lending
The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s

Notes to Financial Statements (Unaudited) (continued)

net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

9. New Accounting Pronouncements

FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities
The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

FASB ASU 2016-18: Statement of Cash Flows – Restricted Cash (“ASU 2016-18”)
The FASB has issued ASU 2016-18, which will require entities to include the total of cash, cash equivalents, restricted cash and restricted cash equivalents in the beginning and ending cash balances in the Statement of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is currently evaluating the implications of ASU 2016-18, if any.

10. Subsequent Events

VRDP Shares
On June 21, 2018, NVG’s Series 4 VRDP Shares transitioned out of the special rate period.

VMTP and MFP Shares
On June 28, 2018, NZF redeemed all of its outstanding Series 2019 VMTP Shares at their $100,000 liquidation value per share, plus dividend amounts owed, with the $336,000,000 of proceeds from newly issued Series C MFP Shares.

Additional Fund Information

Board of Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	William J. Schneider
Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert L. Young

* Interested Board Member.

Fund Manager	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	and Trust Company	Chicago, IL 60603	KPMG LLP	ComputerShare Trust
Chicago, IL 60606	One Lincoln Street		200 East	Company, N.A.
	Boston, MA 02111		Randolph Street	250 Royall Street
			Chicago, IL 60601	Canton, MA 02021
(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NVG	NZF	NMZ
Common shares repurchased	—	—	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report

■	Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

■	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■	Forward Interest Rate Swap: A contractual agreement between two counterparties under which one party agrees to make periodic payments to the other for an agreed period of time based on a fixed rate, while the other party agrees to make periodic payments based on a floating rate of interest based on an underlying index. Alternatively, both series of cash flows to be exchanged could be calculated using floating rates of interest but floating rates that are based upon different underlying indexes.

■	Industrial Development Revenue Bond (IDR): A unique type of revenue bond issued by a state or local government agency on behalf of a private sector company and intended to build or acquire factories or other heavy equipment and tools.

■	Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■	NVG and NZF Custom Blended Fund Performance Benchmark: The Fund Performance Benchmark is an unleveraged index consisting of the returns of the S&P Municipal Bond Index prior to 4/11/16 and thereafter the returns of an 60%/40% blend of the S&P Municipal Bond Investment Grade Index and the S&P Municipal Bond High Yield Index, respectively. The S&P Municipal Bond Index is an unmanaged, market value-weighted index designed to measure the performance of tax-exempt municipal bonds. The

S&P Municipal Bond Investment Grade Index is an unmanaged, market value-weighted index designed to measure the performance of tax-exempt municipal bonds rated investment grade by Standard & Poor’s, Moody’s and/or Fitch. The S&P Municipal Bond High Yield Index is an unmanaged, market value-weighted index designed to measure the performance of the tax-exempt, high yield municipal bonds. Index returns assume compounding and do not include the effects of any fees or expenses.

■	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■	Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■	Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■	S&P Municipal Bond High Yield Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment grade U.S. high yield municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	The S&P Municipal Yield Index: An unleveraged, market value-weighted index containing all bonds in the S&P Municipal Bond Index that are non-rated bonds or whose ratings are BB+ by S&P and BA-1 by Moody’s Investors Service, Inc. or lower. This index does not contain bonds that are pre-refunded or escrowed to maturity. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or fees.

■	Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

■	Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.
Nuveen Closed-End Funds Automatic Reinvestment Plan

Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net as -set value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day imme -diately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Notes

Notes

Notes

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.
 Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.
 To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com	ESA-C-0418D 527616-INV-B-06/19

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the  report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen AMT-Free Municipal Credit Income Fund

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: July 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: July 9, 2018

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
 (principal financial officer)

Date: July 9, 2018